PRELIMINARY COPIES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Institutional Financial Markets, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY MATERIAL — SUBJECT TO COMPLETION

INFORMATION ABOUT THE ANNUAL MEETING

[    ], 2013

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Institutional Financial Markets, Inc., which will be held on [    ], 2013, at 9:00 a.m., local time, at the offices of Duane Morris LLP, at 1540 Broadway, New York, New York 10036.

We are pleased to furnish our proxy materials to most of our stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of our proxy materials, while also lowering the costs and reducing the environmental impact of our annual meeting. Only stockholders who directly own shares of our common stock (also known as “record holders”) will receive paper copies of our proxy materials. On or about [ ], 2013, we will have mailed to our record holders our proxy materials and, to all of our other stockholders, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2013 proxy statement and annual report and vote online. For those stockholders that only receive a Notice of Internet Availability of Proxy Materials, the proxy statement contains instructions on how you can receive a paper copy of the proxy statement and annual report.

The attached proxy statement, with the accompanying formal notice of the meeting, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the proxy statement.

Your vote is very important. You may vote your shares of common stock or preferred stock via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained in our proxy materials. If you attend the meeting, you may continue to have your shares of common stock or preferred stock voted as instructed in your proxy, or you may withdraw your proxy at the meeting and vote your shares of common stock or preferred stock in person. We look forward to seeing you at the meeting.

On behalf of our management team and our Board of Directors, I would like to express our appreciation for your continued support of Institutional Financial Markets, Inc.

Sincerely,

Daniel G. Cohen

Chairman and Chief Executive Officer

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION

Institutional Financial Markets, Inc.’s stockholders of record on the close of business on July 29, 2013, the record date for the 2013 annual meeting of stockholders, may authorize their proxies to vote their shares by telephone or Internet by following the instructions in Institutional Financial Markets, Inc.’s proxy materials. If you have any questions regarding how to authorize your proxy by telephone or Internet, please call Institutional Financial Markets, Inc. Investor Relations at (215) 701-8952.

INSTITUTIONAL FINANCIAL MARKETS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Institutional Financial Markets, Inc.:

Notice is hereby given that the annual meeting of stockholders of Institutional Financial Markets, Inc., a Maryland corporation, will be held on [    ], 2013, at 9:00 a.m., local time, at the offices of Duane Morris LLP, at 1540 Broadway, New York, New York 10036, to consider and vote on the following matters:

1. To elect eight directors, each to serve until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or retirement;

2. To approve the issuance of shares of the Company’s common stock, par value $0.001 per share (the “common stock”) in connection with the Securities Purchase Agreement (the “MP Purchase Agreement”), dated May 9, 2013, by and among the Company, Mead Park Capital Partners LLC and Mead Park Holdings LP;

3. To approve the issuance of shares of common stock in connection with the Securities Purchase Agreement (the “Cohen Purchase Agreement” and, together with the MP Purchase Agreement, the “Securities Purchase Agreements”), dated May 9, 2013, by and between the Company and Cohen Bros. Financial, LLC, of which Mr. Daniel G. Cohen, our Chairman, Chief Executive Officer and Chief Investment Officer, is the sole member;

4. To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement;

5. To vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company;

6. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2013; and

7. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on July 29, 2013 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting, and at any adjournments or postponements thereof. Only stockholders of record of the common stock, and our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share, at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof.

Your vote is very important. Accordingly, you are asked to vote, whether or not you plan to attend the meeting. You may vote: (1) by telephone, by calling the toll-free number as instructed in our proxy materials, (2) by using the Internet, as instructed in our proxy materials, (3) by mail (if you received your proxy materials by mail), by marking, signing, dating and returning the accompanying proxy card in the postage-paid envelope that we have provided, or (4) by attending the meeting in person. For specific instructions on voting, please refer to our proxy materials or the information forwarded to your broker, bank or other holder of record. Any stockholder of our company attending the meeting may vote in person even if he or she has previously voted using the telephone, the Internet or a proxy card. If you plan to attend the meeting to vote in person and your shares are registered with our transfer agent, Computershare, in the name of a broker, bank, or other nominee, you must obtain a proxy issued in your name from such broker, bank or other nominee.

By Order of the Board of Directors,

Rachael Fink

Secretary

[    ], 2013

Philadelphia, Pennsylvania

ATTENDANCE AT ANNUAL MEETING—ADMISSION POLICY AND PROCEDURES

The 2013 Annual Meeting of Stockholders (the “meeting”) of Institutional Financial Markets, Inc. (the “Company”) will begin promptly at 9:00 a.m., New York City time. All attendees must present a valid photo identification to be admitted to the meeting. Cameras (including cellular phones or PDAs with photographic capabilities), recording devices and other electronic devices, and the use of cellular phones or PDAs, will not be permitted at the meeting. Representatives will be at the entrance to the meeting and these representatives will have the authority, on the Company’s behalf, to determine whether the admission policy and procedures have been followed and whether you will be granted admission to the meeting.

Admission Policy

Attendance at the meeting is limited to:

(A) Stockholders of record (“record holders”) on the close of business on July 29, 2013, the record date for the meeting, or authorized representatives of entities who are record holders. Authorized representatives of entities who are record holders must present a letter from the entity certifying to their status as an authorized representative.

(B) Stockholders whose shares are held for them by banks, brokerages or other intermediaries (“beneficial holders”). Beneficial holders must present evidence of their ownership, such as a letter from the bank, broker or other intermediary confirming ownership, or the relevant portion of a bank or brokerage firm account statement.

(C) Authorized representatives of entities who are beneficial holders. In addition to any evidence required under (B), above, authorized representatives must present: (1) a letter from the record holder certifying to the beneficial ownership of the entity they represent, and (2) a letter from the entity certifying to their status as an authorized representative.

i

PRELIMINARY PROXY MATERIAL — SUBJECT TO COMPLETION

INSTITUTIONAL FINANCIAL MARKETS, INC.

Cira Centre, 2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On [    ], 2013

INFORMATION ABOUT THE ANNUAL MEETING

Introduction

Why You Have Received This Proxy Statement

You have received these proxy materials because the Board of Directors of Institutional Financial Markets, Inc., a Maryland corporation, or the Company, is soliciting your proxy to vote your shares at the 2013 annual meeting of stockholders to be held on [    ], 2013 at 9:00 a.m., local time, at the offices of Duane Morris LLP, at 1540 Broadway, New York, New York 10036, or at any postponement or adjournment of the meeting. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares. On or about [    ], 2013, paper copies of our proxy materials will have been mailed to our stockholders who directly own shares of our common stock (known as “record holders”) as of the close of business on July 29, 2013. In addition, on or about [    ], 2013, the Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this proxy statement and our annual report and how to vote online will have been mailed to all of our other stockholders as of the close of business on July 29, 2013.

Notice of Electronic Availability of Proxy Statement and Annual Report

As permitted by SEC rules, the Company is making this proxy statement and its annual report available to its stockholders electronically via the Internet. On or about [    ], 2013, we will have mailed to our stockholders (other than record holders) a Notice containing instructions on how to access this proxy statement and our annual report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice.

Who May Vote

Only holders of record of shares of our common stock, par value $0.001 per share, which is referred to herein as common stock, and our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share, which is referred to herein as Series E Preferred Stock, at the close of business on July 29, 2013, the record date for the annual meeting, are entitled to receive notice of, and to vote at, the meeting or any adjournment or postponement thereof. Each stockholder of record on the record date is entitled to one vote on each matter properly brought before the meeting for each share of common stock and each share of Series E Preferred Stock held.

How You May Vote

You may vote using any of the following methods:

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BY MAIL (if you have received your proxy materials by mail): Mark, sign, and date your proxy card and return it in the postage-paid envelope that we have provided. The named proxies will vote your shares according to your directions. If you submit a signed proxy card without indicating your vote, the named proxies will vote your shares FOR the election of each nominee for director; FOR the issuance of shares of the Company’s common stock to Mead Park Capital Partners LLC (the “MP Buyer”) in connection with the Securities Purchase Agreement (the “MP Purchase Agreement”), dated May 9, 2013, by and among the Company, the MP Buyer and Mead Park Holdings LP; FOR the issuance of shares of the Company’s common stock to Cohen Bros. Financial, LLC (the “Cohen Buyer”), of which Daniel G. Cohen, our Chief Executive Officer and Chief Investment Officer, is the sole member, in connection with the Securities Purchase Agreement (the “Cohen Purchase Agreement” and, together with the MP Purchase Agreement, the “Securities Purchase Agreements”), dated May 9, 2013, by and between the Company and the Cohen Buyer; FOR the approval of the compensation of the Company’s named executive officers; FOR holding an advisory vote on executive compensation once every three years; and FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

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BY TELEPHONE OR OVER THE INTERNET: Authorize a proxy by telephone by following the instructions in the proxy card or over the Internet by following the instructions in the Notice. If you hold shares of the Company’s common stock in “street name,” please refer to the voting instruction form used by your broker, bank or nominee to see if you may submit voting instructions using the Internet or the telephone. If you vote by telephone or via the Internet, you do not need to return a proxy card.

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BY ATTENDING THE ANNUAL MEETING IN PERSON: Attend the meeting and vote in person. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy from the record holder, executed in your favor, and bring it with you to hand in with your ballot, in order to be able to vote in person at the meeting.

We encourage stockholders to submit proxies in advance. Voting by proxy will in no way limit your right to attend and vote at the meeting if you later decide to attend in person. If you are or hold a proxy from a record holder, then you may revoke your proxy at any time before it is exercised by: (a) giving written notice of revocation no later than the commencement of the meeting to our Secretary, Rachael Fink, at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104; (b) delivering no later than the commencement of the meeting a properly executed, later-dated proxy; or (c) voting in person at the meeting.

If your shares are held in “street name” by a broker or other nominee, you should follow the instructions provided by your broker or other nominee to submit, change or revoke your voting instructions.

The named proxies will vote in accordance with your instructions on the matters set forth above and will vote upon any other business that may properly come before the meeting in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If you are a holder of record of common stock or Series E Preferred Stock and you return a properly-executed proxy, but do not provide instructions as to one or more matters, the persons named as proxies intend to cast all of the votes you are entitled to cast FOR the election of each nominee for director; FOR the issuance of shares of the Company’s common stock to the MP Buyer in connection with the MP Purchase Agreement; FOR the issuance of shares of the Company’s common stock to the Cohen Buyer in connection with the Cohen Purchase Agreement; FOR the approval of the compensation of the Company’s named executive officers; FOR holding an advisory vote on executive compensation once every three years; and FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013. Other than the matters set forth in this proxy statement and any procedural matters relating to the matters set forth herein, we are not aware of any other nominees for election as directors or other business that may properly be brought before the annual meeting.

Quorum

The presence, in person or represented by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting is necessary to constitute a quorum at the meeting. As of the record date, there were 12,237,104 shares of common stock outstanding and entitled to vote at the meeting and 4,983,557 shares of Series E Preferred Stock outstanding and entitled to vote at the meeting. The common stock and the Series E Preferred Stock vote together on all matters. Each stockholder of record on the record date is entitled to one vote on each matter properly brought before the meeting for each share of common stock and each share of Series E Preferred Stock held.

If a quorum is not present at the meeting, the stockholders, present in person or represented by proxy, have, or the presiding officer at the meeting has, the power to adjourn the meeting until a quorum is present or represented. Under Maryland law, the presiding officer at the meeting also has the power to adjourn the meeting for any reason, regardless of whether a quorum is present.

Required Vote to Approve Each Proposal

For Proposal One (election of directors), the eight nominees receiving a plurality of the votes cast (that is, the eight nominees receiving the greatest number of votes) will be elected to the Board of Directors of the Company (the “Board” or the “Board of Directors”). A proxy marked “withhold” with respect to the election of a director will not be voted as to the director indicated, but will be counted for purposes of determining whether there is a quorum.

In order to be approved, Proposals Two (issuance of shares of common stock to the MP Buyer in connection with the MP Purchase Agreement), Three (issuance of shares of common stock to the Cohen Buyer in connection with the Cohen Purchase Agreement), Four (advisory vote on executive compensation), Five (advisory vote on frequency of approval of executive compensation), and Six (ratification of the appointment of the independent registered public accounting firm) each require the affirmative vote of the majority of all of the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

For purposes of Proposals One (the election of directors), Two (issuance of shares of common stock to the MP Buyer in connection with the MP Purchase Agreement), Three (issuance of shares of common stock to the Cohen Buyer in connection with the Cohen Purchase Agreement), Four (advisory vote on executive compensation), Five (advisory vote on frequency of approval of executive compensation), Proposal Six (ratification of the appointment of the independent registered public accounting firm) and the approval of any other matters properly presented at the meeting, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. A “broker non-vote” results when a broker, bank or other nominee properly executes and returns a proxy but indicates that the nominee is not voting with respect to a particular matter because the nominee has not received voting instructions from the beneficial owner.

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In addition, because Proposal Two (issuance of shares of common stock to the MP Buyer in connection with the MP Purchase Agreement) and Proposal Three (issuance of shares of common stock to the Cohen Buyer in connection with the Cohen Purchase Agreement) are cross-conditioned on each other, a vote against one of those proposals is effectively a vote against the other.

Please note that brokerage firms or other nominees may not vote your shares with respect to matters that are not “routine” under the rules that guide how most brokers vote your stock. Proposals One (the election of directors),

Two (issuance of shares of common stock to the MP Buyer in connection with the MP Purchase Agreement), Three (issuance of shares of common stock to the Cohen Buyer in connection with the Cohen Purchase Agreement), Four (advisory vote on executive compensation), and Five (advisory vote on frequency of approval of executive compensation), are not “routine” matters. Accordingly, most brokerage firms or other nominees may not vote your shares with respect to such proposals without specific instructions from you as to how your shares are to be voted. Proposal Six (ratification of the appointment of the independent registered public accounting firm) is a “routine” matter.

As of the record date, our executive officers and directors beneficially own, in the aggregate, shares of the Company’s securities representing approximately 39.8% of the votes entitled to be cast at the meeting, and intend to vote FOR the election of each nominee for director; FOR the issuance of shares of the Company’s common stock to the MP Buyer in connection with the MP Purchase Agreement; FOR the issuance of shares of the Company’s common stock to the Cohen Buyer in connection with the Cohen Purchase Agreement; FOR the approval of the compensation of the Company’s named executive officers; FOR holding an advisory vote on executive compensation once every three years; and FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013. In addition, in connection with the transactions contemplated by the Securities Purchase Agreements, each member of the Board of Directors and certain other stockholders and members of management, collectively representing approximately 52% of the Company’s outstanding voting securities as of the record date, have entered into Voting Agreements, pursuant to which they have agreed to vote for the election of each nominee for director, for the issuance of common stock to the MP Buyer in connection with the MP Purchase Agreement, and for the issuance of common stock to the Cohen Buyer in connection with the Cohen Purchase Agreement. Based on the above, the election of each nominee for director, the issuance of common stock to the MP Buyer in connection with the MP Purchase Agreement, and the issuance of common stock to the Cohen Buyer in connection with the Cohen Purchase Agreement are virtually assured, and the approval of the compensation of our named executive officers, the Board’s recommendation to have the vote on approval of compensation of our named executive officers conducted once every three years, and the ratification of the appointment of Grant Thornton LLP, are highly likely.

None of the Proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our charter documents.

Other Information to Review Before Voting

This proxy statement and our Annual Report on Form 10-K are both available on our website at http://www.ifmi.com.

Householding of Proxy Material

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” can result in cost savings. A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders who share an address unless we received contrary instructions from the impacted stockholders prior to the mailing date. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Notice, annual report or proxy statement and other proxy materials, please notify your broker or direct your request in writing or by phone to our Secretary, Rachael Fink, at Institutional Financial Markets, Inc., 2929 Arch Street, 17th Floor, Philadelphia, PA 19104; phone: (215) 701-9555.

If you are a stockholder sharing an address with another stockholder who receives multiple copies of the proxy materials and wish to request “householding” of your communications, please contact us at the above address or telephone number.

Cost of Proxy Solicitation

All expenses in connection with the solicitation of proxies will be borne by us. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means. In accordance with SEC regulations and the rules of the NYSE MKT, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in connection with mailing proxies and proxy materials and soliciting proxies from the beneficial owners of our common stock.

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Questions and Additional Copies

If you have any questions with respect to the Company or the matters described herein, or questions about how to submit your proxy, or if you need additional copies of this proxy statement or the proxy card, you should contact:

Institutional Financial Markets, Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

Attn: Investor Relations

Phone: (215) 701-8952

Email: investorrelations@ifmi.com

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PROPOSAL ONE—ELECTION OF DIRECTORS

Pursuant to the Maryland General Corporation Law and our charter and Bylaws, our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors, based on the recommendation of its Nominating and Corporate Governance Committee, has nominated six of its ten current directors, Messrs. Cohen, Costello, Dawson, Donovan, Haraburda, and Subin, and has also nominated Mr. Jack J. DiMaio, Jr., the Chief Executive Officer and founder of the Mead Park group of companies, and Mr. Christopher Ricciardi, a member of the MP Buyer, a founding principal of the Mead Park group of companies, and our former President, for election as directors at the annual meeting, each to serve until the next annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or retirement.

Our Nominating and Corporate Governance Committee knows of no reason why any of these nominees would be unable or unwilling to serve on the Board of Directors, but if any individual named above should be unable or unwilling to serve, the named proxies will vote FOR the election of such other person for director as the Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee, may nominate in the place of such individual.

Names of Directors and Biographical Information; Director Qualifications

Daniel G. Cohen, age 43, has served as Chief Executive Officer and Chief Investment Officer of the Company since December 16, 2009 and as the Chairman of the Company’s Board of Directors since October 6, 2006. Mr. Cohen served as the executive Chairman of the Company from October 18, 2006 through December 16, 2009. In addition, Mr. Cohen has served as the Chairman of the board of managers of our majority owned subsidiary, IFMI, LLC, since 2001, as the Chief Investment Officer of IFMI, LLC since October 2008, and as Chief Executive Officer of IFMI, LLC since December 16, 2009. Mr. Cohen has been the Chairman and Chief Executive Officer of C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC), or PrinceRidge Partners, an indirect subsidiary of the Company, since July 19, 2012. Mr. Cohen is also a director and the Chief Investment Officer of Cohen & Company Financial Management Limited, an indirect subsidiary of the Company and a Financial Conduct Authority regulated investment advisor and broker-dealer focusing on the European capital markets. Mr. Cohen is currently a director of Star Asia Finance, Limited, or Star Asia, a permanent capital vehicle investing in Asian commercial real estate. Mr. Cohen previously served as Chief Executive Officer of RAIT Financial Trust (NYSE: RAS), a real estate finance company focused on the commercial real estate industry, from December 2006 when it merged with Taberna Realty Finance Trust to February 2009, and served as a trustee from the date RAIT acquired Taberna until his resignation from that position on February 26, 2010. Mr. Cohen was Chairman of the board of trustees of Taberna Realty Finance Trust from its inception in March 2005 until December 2006 and its Chief Executive Officer from March 2005 to December 2006. From 1998 to 2000, Mr. Cohen served as the Chief Operating Officer of Resource America Inc., a publicly traded asset management company with interests in energy, real estate and financial services. Mr. Cohen served as Chairman of Cohen Financial Group, Inc. since its inception in April 2007 until its liquidation in February 2012. Mr. Cohen served as a director of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations until it merged with Tiptree Financial Partners, L.P. in June 2011. Since 2000, Mr. Cohen has been the Chairman of the Board of Directors of The Bancorp, Inc. (NASDAQ: TBBK), a holding company for The Bancorp Bank, which provides various commercial and retail banking products and services to small and mid-size businesses and their principals in the United States. Mr. Cohen also served as the Chairman of the Board of Dekania Acquisition Corp. (NYSE: DEK), a publicly held business combination company focused on acquiring businesses that operate within the insurance industry, from its inception in February 2006 until December 2006, and remained a director of Dekania Acquisition Corp until its liquidation in February 2009. Mr. Cohen served as a member of the board of directors of TRM Corporation (OTC: TRMM), a publicly held consumer services company, from 2000 to September 2006 and as its Chairman from 2003 to September 2006. From 1997 to 1999, Mr. Cohen was a director of Jefferson Bank of Pennsylvania, a commercial bank acquired by Hudson United Bancorp in 1999. Mr. Cohen is a member of the Academy of the University of Pennsylvania, a member of the Visiting Committees for the Humanities and a member of the Paris Center of the University of Chicago. Mr. Cohen is also a Trustee of the List College Board of the Jewish Theological Seminary, a Trustee of the American Academy in Rome, and a Trustee of the Arete Foundation.

Thomas P. Costello, age 67, has served as our director and Chairman of our Audit Committee since October 6, 2006. Mr. Costello served as a trustee and Chairman of the audit committee of Alesco Financial Trust’s board of trustees from January 2006 until the merger of Sunset Financial Resources, Inc. (“Sunset”) with Alesco Financial Trust (“AFT”). Mr. Costello served as a director for KPMG LLP from 2002 to 2004. Prior to that, he was employed at Arthur Andersen LLP for 35 years, including serving as National Practice Director from 1996 to 2002, where he was responsible for the accounting and audit practices of the Arthur Andersen offices in the southeast region of the United States. From 1985 to 1996, he served as partner in charge of the accounting and audit practice in Arthur Andersen’s Philadelphia office. Prior to that, he acted as engagement partner where he served clients in numerous industries and worked with both large multinational and small and mid-sized public companies. From December 2006 to February 2011 Mr. Costello served on the board of directors, and was the Chairman of the audit committee, of Advanta Corp., a Pennsylvania-based financial services company that is in the process of liquidation. Mr. Costello also is a member of the Board of Trustees of Thomas Jefferson University Hospital. Mr. Costello is a Certified Public Accountant.

G. Steven Dawson, age 55, has served as our director since January 11, 2005 and currently serves as the Chairman of our Nominating and Corporate Governance Committee and a member of our Investment Committee. Mr. Dawson was previously a member of the compensation committee and nominating and corporate governance committee for Sunset and was also the Chairman of Sunset’s special committee in connection with Sunset’s merger with AFT. Mr. Dawson is a private investor and in addition to his current board activities noted above, he has, from time to time, served on the boards of other public and private companies. He currently serves on the board of directors of Medical Properties Trust (NYSE: MPW), a Birmingham, Alabama-based REIT specializing in the ownership of acute care facilities and related medical properties (Chairman of the audit committee) and American Campus Communities (NYSE: ACC), an Austin-based equity REIT focused on student housing (Chairman of the audit committee; member of the compensation committee). From 1990 to 2003, Mr. Dawson served as Chief Financial Officer of Camden Property Trust and its predecessors, a multi-family REIT based in Houston with apartment operations, construction and development activities throughout the United States.

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Jack J. DiMaio, Jr., age 46, is the founder and Chief Executive Officer of the Mead Park group of companies and has served in this capacity since September 2011. Prior to founding Mead Park, Mr. DiMaio was a Managing Director and Global Head of Interest Rate, Credit and Currency Trading of Morgan Stanley, and served in this capacity from September 2009 to August 2011. In addition, Mr. DiMaio served as a member of Morgan Stanley’s Management Committee during his tenure at the firm. Prior to joining Morgan Stanley, Mr. DiMaio co-founded DiMaio Ahmad Capital LLC, a New York-based asset manager specializing in credit markets, and served as the Chief Executive Officer and Managing Partner from February 2005 to August 2009. Before founding DiMaio Ahmad Capital LLC, Mr. DiMaio was a Managing Director and Head of the Diversified Credit Hedge Fund Group at Credit Suisse Alternative Capital, Inc. from March 2004 to February 2005. Prior to that time, Mr. DiMaio was the Chief Executive Officer of Alternative Investments at Credit Suisse Asset Management. In addition, Mr. DiMaio was an Executive Board Member of Credit Suisse Securities (USA), Inc. and of Credit Suisse Asset Management. Mr. DiMaio joined Credit Suisse in 1989, and, after completing its sales and trading program, he joined Credit Suisse’s credit research group. In 1990, Mr. DiMaio joined the Credit Suisse corporate bond trading desk where he was appointed Head Trader in 1995 and the Department Head in 1996. At the end of 1997, Mr. DiMaio was appointed Head of Credit Suisse Global Credit Trading. In 2000, Mr. DiMaio was responsible for Credit Suisse’s entire Global Credit Products Cluster and was named Head of Fixed Income Division North America. Mr. DiMaio holds a B.S. in Finance from New York Institute of Technology.

Joseph M. Donovan, age 58, has served as our director since December 16, 2009 and currently serves as a member of the Compensation Committee and the Chairman of our Investment Committee. Mr. Donovan is currently retired. Prior to his retirement in January 2007, Mr. Donovan was Chairman of Credit Suisse’s ABS and debt financing group, which he led since March 2000. Prior to that, Mr. Donovan was a managing director and head of asset finance at Prudential Securities from 1998 to 2000 and at Smith Barney from 1995 to 1997. Mr. Donovan began his banking career at The First Boston Corporation in 1983, ultimately becoming a managing director at CS First Boston, where he served as Chief Operating Officer of the Investment Banking Department from 1992 to 1995. Mr. Donovan received his MBA from The Wharton School and has a degree in Accountancy from the University of Notre Dame. Mr. Donovan is the Non-Executive Chairman of the Board and Chairman of the audit committee of FLY Leasing Limited (formerly known as Babcock &Brown Air Limited) (NYSE: FLY), an aircraft leasing company headquartered in Dublin, Ireland. Mr. Donovan was a director of RAM Holdings, Ltd. (NASDAQ: RAMR), a Bermuda-based provider of financial guaranty reinsurance, until his resignation from that position on March 1, 2010. Mr. Donovan joined the board of directors of the Homeownership Preservation Foundation, a non-profit organization, in January 2010.

Jack Haraburda, age 74, has served as our director, a member of our Nominating and Corporate Governance Committee (except for a seven month period in 2010) and the Chairman of our Compensation Committee since October 6, 2006. Mr. Haraburda served as a trustee and Chairman of the compensation committee of AFT’s board of trustees from January 2006 until Sunset’s merger with AFT. Mr. Haraburda is the managing partner of CJH Securities Information Group, a professional coaching business. Mr. Haraburda served as managing director for the Philadelphia Complex of Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2003 to 2005. He has also served in various positions at Merrill Lynch from 1984 until 2003, including as managing director of Merrill Lynch’s Princeton Complex, resident Vice President of Merrill Lynch’s Philadelphia Main Line Complex, marketing director and national sales manager of Merrill Lynch Life Agency and Chairman of Merrill Lynch Metals Company. From 1980 to 1984, he was managing director of Comark Securities, a government securities dealer. From 1968 until 1980, he served as a financial advisor, national sales manager for the Commodity Division, manager of the Atlanta Commodity Office and the Bala Cynwyd office of Merrill Lynch.

Christopher Ricciardi, age 44, is a founding principal of the Mead Park group of companies and has served in that capacity since September 2011. Mr. Ricciardi is a member of the MP Buyer. Prior to joining Mead Park, from February 2006 until August 2011, Mr. Ricciardi served as President of the Company, served as President and Chief Executive Officer of IFMI, LLC, and as a member of the board of managers of IFMI, LLC. Mr. Ricciardi served as Chief Executive Officer and as a director of Cohen Financial Group, Inc. from its inception in April 2007 until August 2011. Mr. Ricciardi has held various positions with Dekania Acquisition Corp., Muni Funding Company of America, LLC, the Strategos Deep Value Hedge Fund entities and the Brigadier Hedge Fund entities. Prior to joining IFMI, LLC, Mr. Ricciardi was a Managing Director and Global Head of Structured Credit Products for Merrill Lynch. Prior to joining Merrill Lynch in April 2003, Mr. Ricciardi was a Managing Director and Head of U.S. Structured Credit Products at Credit Suisse. Mr. Ricciardi began his career at Prudential Securities. Mr. Ricciardi has been a member of the advisory boards of The Robins School of Business (University of Richmond) and the Richmond Council (University of Richmond) since 2007. Mr. Ricciardi joined the board of the LSE Centennial Fund, a charitable organization created for the purpose of supporting and advancing the London School of Economics’ mission of research and teaching excellence in the social sciences, in 2010. He earned a B.A. from the University of Richmond with one term at the London School of Economics and an M.B.A. from the Wharton School at the University of Pennsylvania. He is also a CFA charterholder.

Neil S. Subin, age 48, has served as Chairman of the Board of Broadbill Investment Partners, LP, a private investment fund, since 2011. Mr. Subin founded and has been the managing director and president of Trendex Capital Management, a private investment fund focusing primarily on financially distressed companies, since its formation in 1991. Prior to forming Trendex Capital, Mr. Subin was a private investor from 1988 to 1991 and was an associate with Oppenheimer & Co. from 1986 to 1988. Mr. Subin has served as a director of Phosphate Holdings, Inc. (OTC: PHOS.PK) since November 2010, as a director of Hancock Fabrics, Inc. (OTC: HKFI.PK), since August 2009, as a director of Primus Telecommunications Group, Incorporated (OTCBB: PMUG.OB) since July 2009, and as a director of Federal-Mogul Corporation (NASDAQ: FDML) since December 2007. Mr. Subin served as a director of Movie Gallery, Inc. (OTC: MOVIQ.PK), from May 2008 to December 2010 and a director of FiberTower Corporation (NASDAQ: FTWR) from December 2001 to December 2009.

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When determining whether it is appropriate to re-nominate a current director to continue on the Board of Directors, the Board focuses primarily on the information provided in each of the director’s individual biographies set forth above and its knowledge of the character and strengths of the sitting directors. With respect to Mr. Cohen, the Company considered his years of executive leadership with IFMI, LLC as well as other companies, his extensive investment experience and his expertise in strategic planning and business expansion. With regard to Mr. Costello, the Company considered his significant audit experience as well as his expertise and background with regard to accounting and financial matters generally. With regard to Mr. Dawson, the Company considered his experience as a director of the Company and its predecessors as well as his prior experience as the Chief Financial Officer of a public company and as an independent director for other public companies. With regard to Mr. Donovan, the Company considered his extensive capital markets experience and his general expertise and background with regard to accounting and financial matters. With regard to Mr. Haraburda, the Company considered his experience as a director of the Company and its predecessors, including as Chair of the Compensation Committee, as well as his extensive knowledge of the securities business. With regard to Mr. Subin, the Company considered his extensive experience and expertise in the investment management field, particularly with respect to investing in financially distressed companies.

As described in greater detail below, under the MP Purchase Agreement, at the Company’s 2013 annual meeting of stockholders, the Board of Directors agreed to nominate Messrs. DiMaio and Ricciardi for election to the Board of Directors. The Board believes that Mr. DiMaio’s significant experience in the financial services industry, including serving in management positions of other financial institutions, will benefit the Board and the Company by providing a unique perspective to corporate strategy and business development. Further, Mr. Ricciardi’s extensive leadership both at the Company and in the financial services industry generally, as well as his deep understanding of the Company, its products and its businesses, will benefit the Board and the Company. The Company has the obligation to continue to nominate two individuals designated by the MP Buyer to the Board of Directors in the future so long as the ownership thresholds described below are satisfied and provided that the individuals satisfy applicable legal requirements, requirements under the Company’s governing documents and customary director qualification standards. In addition, under the Cohen Purchase Agreement, the Company has the obligation to nominate Mr. Cohen to the Board of Directors in the future so long as the ownership threshold described below is satisfied. The closing of the transactions contemplated under the Securities Purchase Agreements is subject to the satisfaction of certain conditions, including that the Board of Directors consists of Messrs. Cohen, DiMaio and Ricciardi, and five of the Company’s current independent directors.

Legal Proceedings

None of our directors or executive officers has been involved in any events enumerated under Item 401(f) of Regulation S-K during the past ten years that are material to an evaluation of the ability or integrity of such persons to be our directors or executive officers.

No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

There is no family relationship between any of our directors or executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE EIGHT NOMINEES LISTED ABOVE IN PROPOSAL ONE. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH NOMINEES.

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INFORMATION REGARDING THE ISSUANCE OF COMMON STOCK UNDER THE SECURITIES PURCHASE

AGREEMENTS

On May 9, 2013, the Company entered into the MP Purchase Agreement, pursuant to which the MP Buyer has agreed to purchase from the Company (i) an aggregate of 1,949,167 newly issued shares of common stock, or the MP Common Shares, for a purchase price of $2.00 per share, representing an aggregate purchase price of $3,898,334; and (ii) a convertible senior promissory note, or the MP Note, in the aggregate principal amount of $5,847,501. Contemporaneously with the execution of the MP Purchase Agreement, the Company entered into the Cohen Purchase Agreement, pursuant which the Cohen Buyer has agreed to purchase from the Company (i) an aggregate of 800,000 newly issued shares of common stock, or the Cohen Common Shares and, together with the MP Common Shares, the Common Shares, for a purchase price of $2.00 per share, representing an aggregate purchase price of $1,600,000; and (ii) a convertible senior promissory note, or the Cohen Note and, together with the MP Note, the Notes, in the aggregate principal amount of $2,400,000.

At any time following the date upon which the Notes are issued, the holders thereof may convert all or any part of the outstanding principal amount thereunder into shares of common stock at a $3.00 per share conversion price, subject to certain customary anti-dilution adjustments. Assuming all interest incurred on the Notes is paid in cash, the Notes are convertible into 2,749,167 shares of common stock. However, pursuant to their terms (which are described in greater detail below), the Notes could become convertible into a maximum amount of 4,086,308 shares of common stock (the “Conversion Shares”).

Our common stock is listed on the NYSE MKT. Section 713(a) of the NYSE MKT Company Guide requires stockholder approval as a prerequisite to approval of applications to list additional shares that are issued in connection with a transaction involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into common stock) representing 20% or more of such issuer’s presently outstanding stock for less than the greater of book or market value of the stock.

The closing price (as reported by the NYSE MKT) per share of common stock as of July 24, 2013, was $2.42. The diluted book value per share of common stock as of March 31, 2013 was $3.78. The diluted book value per share is calculated by dividing $69,560,000, representing the total permanent equity from our consolidated balance sheet as of March 31, 2013, by 18,379,986, representing the 12,237,104 shares of our common stock issued and outstanding (which includes 752,092 restricted shares of common stock), plus the outstanding unrestricted IFMI, LLC membership units, or IFMI Units, exchangeable into 5,324,090 shares of our common stock, plus our outstanding equity awards consisting of 818,792 restricted units and restricted IFMI Units exchangeable into shares of our common stock.

The NYSE MKT views the transactions contemplated by the Securities Purchase Agreements as a single financing transaction for purposes of the NYSE MKT rules. The issuance of the Common Shares and the Conversion Shares is subject to stockholder approval pursuant to Section 713(a) of the NYSE MKT Company Guide because (i) the issuance would represent more than 20% of our common stock (based on the 12,237,104 shares issued and outstanding as of the record date); and (ii) the purchase price of $2.00 per Common Share and the conversion price of $3.00 per Conversion Share represent prices which are lower than the book value per share of the common stock under generally accepted accounting principles in the United States, or GAAP.

Accordingly, pursuant to Proposals Two and Three below, we are asking our stockholders to approve, in accordance with Section 713(a) of the NYSE MKT Company Guide, the issuance of the MP Common Shares and the MP Conversion Shares (as defined below) to the MP Buyer, and the Cohen Common Shares and the Cohen Conversion Shares (as defined below) to the Cohen Buyer. If either of Proposals Two or Three is not approved, then the Company will not issue the MP Common Shares or the MP Conversion Shares to the MP Buyer and the Company will not issue the Cohen Common Shares or the Cohen Conversion Shares to the Cohen Buyer.

The Board of Directors has unanimously (with Mr. Cohen abstaining) approved the issuance of (i) the MP Common Shares and the MP Conversion Shares to the MP Buyer, and (ii) the Cohen Common Shares and the Cohen Conversion Shares to the Cohen Buyer, and has determined that the approval of both issuances is advisable and in the best interests of the Company.

In order to help you better understand the details of the issuance of common stock to, and the investments in the Company by, the MP Buyer and the Cohen Buyer, or the Transaction, we have provided below a general background of the Transaction as well as a summary of the material terms of the Securities Purchase Agreements and the transactional documents which have been entered into by the Company in connection therewith. Throughout the process of considering the Transaction, the Special Committee (as described in more detail below) consulted with the Company’s management and their respective legal counsel regarding legal matters, and Sandler O’Neill & Partners, L.P. regarding financial matters. In addition, Mr. Cohen recused himself from all Board discussions and votes relating to the proposed Transaction, in which he has an interest.

For purposes of the “Background of the Transaction” section below, the term “independent directors” refers to all of the members of the Board of Directors excluding Mr. Cohen, and the term “Mead Park” refers to Mead Park Holdings LP and its affiliates.

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Background of the Transaction

On or about February 29, 2012, Mr. Jack J. DiMaio, Jr., the Chief Executive Officer and founder of the Mead Park group of companies, and Mr. Christopher Ricciardi, a member of the MP Buyer, a founding principal of the Mead Park group of companies, and our former President, contacted Daniel G. Cohen, our Chairman, Chief Executive Officer and Chief Investment Officer, regarding their interest in a potential strategic transaction with the Company. According to Mead Park, the purpose of the transaction, generally, was to provide additional capital to the Company, to leverage Mead Park’s resources and relationships in order to create growth opportunities for the Company, to add capital markets experience to the Board of Directors, and to build stockholder value and strengthen the Company’s business.

Following this initial contact, Mr. Cohen informed the Company’s senior management team and the Board of Directors of his February 29, 2012 discussion with Messrs. DiMaio and Ricciardi. Due to management’s interest in raising additional capital and its general interest regarding the potential transaction with Mead Park, on March 13, 2012, Joseph W. Pooler, Jr., our Executive Vice President, Chief Financial Officer and Treasurer, and Rachael Fink, our Senior Vice President, General Counsel and Secretary, met with Messrs. DiMaio and Ricciardi on behalf of the Company in order to provide Messrs. DiMaio and Ricciardi with an overview of the Company’s financial status, operations and organization. There were no negotiations or discussions regarding the terms of a potential transaction or its proposed structure at this meeting.

On March 13, 2012, prior to the meeting described immediately above, the Company and Mead Park entered into a Confidentiality Agreement (as later amended by the Letter Agreement re: Confidentiality Agreement, dated September 26, 2012, and extended by the Second Letter Agreement re: Confidentiality Agreement, dated March 12, 2013) pursuant to which each party agreed to safeguard the other party’s confidential information received in connection with a potential transaction. The Company subsequently provided Mead Park with access to an online dataroom and with access to certain of the Company’s non-public information concerning its business and operations.

On March 27, 2012, Mr. Pooler and a representative of the Company’s outside counsel held a conference call with Mr. Ricciardi and Mead Park’s outside counsel to discuss tax and regulatory considerations relative to a potential transaction between Mead Park and the Company. There were no negotiations or discussions regarding the terms of a potential transaction or its proposed structure at this meeting.

Between March 2012 and August 2012, the discussions regarding a potential transaction were infrequent. On September 5, 2012, Mr. Pooler, on behalf of the Company, met with Messrs. DiMaio and Ricciardi, as well as Mr. David Moffitt of Mead Park’s senior management team, to resume discussions regarding a potential transaction. During this meeting, Mr. Pooler presented the representatives of Mead Park with an updated overview of the Company’s financial status, operations and organization. There were no negotiations or discussions regarding the terms of a potential transaction or its proposed structure at this meeting.

At a regularly scheduled meeting on October 25, 2012, the Board of Directors discussed a potential transaction between the Company and Mead Park. Messrs. DiMaio, Ricciardi and Moffitt were invited to the meeting to give a short presentation to the Board of Directors regarding their respective backgrounds and Mead Park’s business. In addition, Mr. Ricciardi reviewed the material terms of a proposed transaction. Under the Mead Park proposal, Mead Park would make a strategic investment in the Company of a to-be-determined amount in exchange for a convertible senior promissory note and would purchase a to-be-determined amount of shares of common stock by means of a public tender offer at a premium of approximately 30% above the then current trading price of the Company’s common stock (the closing price of the common stock on October 25, 2012 was $1.09 per share). According to the Mead Park proposal, the stated goals of the transaction were to focus on building stockholder value, to actively pursue synergies across the Company in order to increase revenue and cost savings, to hone the Company’s core competencies (such as its structured and securitized products trading, structured vehicle asset management, and wholesale fixed income business), and to leverage Mead Park’s resources and relationships in order to create growth opportunities for the Company. Following a discussion regarding Mead Park’s proposal, the independent directors determined that a special committee of independent directors, or the Special Committee, consisting of Mr. Donovan, as Chair, Mr. Subin and Mr. Ullom, should be established in order to engage in discussions with Mead Park and further evaluate Mead Park’s proposal.

Following the October 25, 2012 meeting, the transfer of information and the discussions between the Company and Mead Park slowed but resumed again in mid-December 2012.

On December 20, 2012, following some preliminary discussions with the Special Committee, Mead Park delivered to the Special Committee a proposal, or the Initial Term Sheet, which contained Mead Park’s proposed terms regarding the potential transaction. The Initial Term Sheet provided, among other things, that MP Buyer would invest $7,000,000 in the Company and, in response to preliminary discussions with the Special Committee regarding whether the Company would make an optional liquidity opportunity available to its shareholders through a public tender offer, that the MP Buyer would implement a public tender offer for up to 4,000,000 shares of the common stock at a premium of approximately 30% above the then current trading price of the Company’s common stock, or $1.82 per share (the closing price of the common stock on December 20, 2012 was $1.40 per share), representing an aggregate investment of approximately $14,280,000. In exchange for the MP Buyer’s $7,000,000 investment, the Company would issue to MP Buyer a convertible promissory note which would bear 10% interest annually and would be convertible, at MP Buyer’s option, into shares of common stock at a conversion price of not less than a 30% premium above the then current trading price of the Company’s common stock. Mead Park proposed in the Initial Term Sheet that participation in the purchase of the convertible promissory notes would be open to the Company’s management (including Mr. Cohen) on a pro rata basis in proportion to their existing common stock ownership immediately prior to the closing of the potential transaction. In addition, under the Initial Term Sheet, the Board of Directors would be reconstituted, such that the new Board of Directors would consist of two members of the MP Buyer’s senior management team and four of the Company’s current directors (including Mr. Cohen).

Following this meeting, the members of the Special Committee had informal discussions regarding the capital needs of the Company, including the potential need to retire certain of the Company’s 10.50% contingent convertible senior notes due 2027, which become payable at the option of the holders thereof in May 2014.

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On January 16, 2013, the Board of Directors met to further discuss the potential transaction. Mr. Donovan reported that the Special Committee had not made any decisions regarding the potential transaction, but that the Special Committee believed that the preliminary discussions with Mead Park had been positive and should continue. Mr. Donovan reviewed various aspects of the potential transaction, including the potential infusion of new capital into the Company as a result of the contemplated investment, the proposed premium to the market price ($1.33 per share) at the time, and Mead Park’s commitment to expand business opportunities for the Company and its subsidiaries. Mr. Donovan concluded his summary by advising the Board of Directors that the Special Committee recommended that it be authorized to hire an independent financial advisor and legal counsel to move forward with the proposal, and the independent directors unanimously agreed that the Special Committee should hire advisors to move the proposed transaction forward.

Following this meeting, the Special Committee engaged Sandler O’Neill & Partners, L.P. (“Sandler O’Neill” or the “Financial Advisor”) to serve as independent financial advisor to the Special Committee, and Cooley LLP (the “Independent Counsel”) to serve as special independent legal counsel to the Special Committee.

Following the January 16, 2013 meeting and informal discussions among Messrs. Cohen, DiMaio, Ricciardi and the Special Committee, in response to the provision in the Initial Term Sheet which permitted the Company’s management to participate in the potential transaction, Mr. Cohen confirmed to the Special Committee that he was interested in participating in the potential transaction. Because of the Special Committee’s belief that Mr. Cohen’s continued involvement as an active participant in the business of the Company would be beneficial to the Company, the Special Committee and Mead Park agreed that Mr. Cohen would participate in the potential transaction and purchase convertible promissory notes such that, on an as converted basis, his ownership percentage of common stock immediately following the transaction would be approximately equal to his ownership percentage immediately prior to the consummation of the transaction. During the informal discussions among Messrs. Cohen, DiMaio, Ricciardi and the Special Committee referenced above, Mr. Cohen also expressed an interest in transitioning his role at the Company from Chief Executive Officer to President of the Company’s European operations and his willingness to renegotiate the Cohen PrinceRidge Agreement and the Cohen IFMI Agreement (each as defined below) with no severance payment or other adverse consequence to the Company. The Special Committee agreed that the Cohen Buyer should be requested to purchase convertible promissory notes on substantially the same terms and conditions as those offered to the MP Buyer pursuant to the potential transaction. Accordingly, the Company and Mr. Cohen agreed that, upon finalizing the definitive MP Purchase Agreement and the MP Note and Mr. Cohen’s review of the same, the Cohen Purchase Agreement and the Cohen Note would be drafted and would contain substantially the same terms and conditions as the MP Purchase Agreement and MP Note, respectively. Additional details regarding the Securities Purchase Agreements and the Notes can be found below. The Special Committee and Mr. Cohen also agreed that the closing of the potential transaction represented a prime opportunity to have Mr. Cohen assume his new role as Vice-Chairman of the Board and President of the Company’s European operations and Cohen & Company Financial Limited (formerly known as EuroDekania Management LTD), a wholly-owned subsidiary of the Company organized under the laws of the United Kingdom. Accordingly, the Special Committee and Mr. Cohen agreed that Mr. Cohen would enter into the Amended and Restated Cohen Employment Agreement, details of which can also be found below.

On February 14, 2013, the Board of Directors held a meeting at which representatives from the Financial Advisor were present. At the meeting, the representatives of the Financial Advisor reviewed the materials that they had prepared for the Board regarding capital raising in the current environment. The Financial Advisor’s representatives advised the Board that, among other things, in the recent past, several small broker-dealers had found it to be virtually impossible to raise capital. The Board of Directors and the Financial Advisor also discussed valuation, the possible structure and terms of the potential transaction with Mead Park, and the proposed uses of new capital.

On March 11, 2013, the Company and Mead Park entered into a Letter Agreement pursuant to which the Company agreed, for a period of sixty days following the execution of such Letter Agreement, to, among other things, not engage in any activities or negotiations relating to or with respect to the sale of the Company’s capital stock, assets or business.

On March 13, 2013, the Special Committee held a meeting at which representatives from the Financial Advisor and the Independent Counsel were present. At such meeting, the Special Committee discussed the independent directors’ stated goals that the potential transaction (i) be fair to the Company’s unaffiliated stockholders; (ii) have as simple a structure as possible; (iii) be structured to recognize the benefits of retaining Mr. Cohen as a controlling stockholder, while allowing for the possibility of adding capital markets experience to the Board of Directors; (iv) should be structured to raise capital and minimize the costs of the potential transaction; and (v) should be structured to maintain a degree of continuity between the current directors and any new directors elected to the Board of Directors in connection with the potential transaction. The Special Committee then discussed whether a rights offering should be available to all stockholders as part of the potential transaction’s structure and whether a rights offering would further the independent director’s identified goals. The Special Committee also discussed the prospect of revising the Initial Term Sheet as a result of the then recent appreciation in the Company’s stock price.

Following the Special Committee’s March 13, 2013 meeting, there were extensive discussions between Mead Park and the Special Committee and its advisors regarding the potential transaction, including discussions regarding the possibility of structuring the potential transaction to include the sale of common stock by the Company, the potential issuance of a convertible senior promissory note with a conversion price to be set at a premium to the trading price of the common stock, the potential impact that each of the Company’s first quarter results for 2013 and the recent movement in the Company’s common stock trading price stock price might have on the potential transaction, the possibility of moving the potential transaction away from the 30% premium and to an agreed upon stock price, and the Financial Advisor’s assumptions in its fairness opinion.

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In addition, following the March 13, 2013 meeting and until the execution of the Amended and Restated Cohen Employment Agreement, the Special Committee and Mr. Cohen negotiated the terms and conditions of the Amended and Restated Cohen Employment Agreement, exchanging multiple drafts of the agreement among themselves during this time period (the first of which was circulated to the MP Buyer and its legal counsel on April 30, 2013, as described below). Further, as mentioned above, Mr. Cohen agreed at the January 16, 2013 Board meeting that he would purchase shares of common stock and a convertible promissory note on substantially the same terms and conditions as those offered to the MP Buyer pursuant to the potential transaction. Accordingly, other than in connection with the Amended and Restated Cohen Employment Agreement, Mr. Cohen did not participate in the negotiations of the Securities Purchase Agreements or the transactional documents entered into in connection with such agreements. Because Mr. Cohen was not involved in the negotiation of the Securities Purchase Agreements and the transactional documents (with the exception of the Amended and Restated Cohen Employment Agreement, as noted above), neither Mr. Cohen nor the Cohen Buyer obtained independent counsel and/or financial advisors in connection with the potential transaction.

On March 20, 2013, the Special Committee held a meeting at which representatives from the Financial Advisor and the Independent Counsel were present. The Financial Advisor updated the Special Committee on its understanding regarding Mead Park’s proposal. The discussion focused on the proposed conversion features of a convertible senior promissory note. The Special Committee discussed the premium conversion price under the MP Note and also various potential features of the MP Note, including mandatory redemption rights, a payment in kind option, and appropriate maturity periods, and also considered Mead Park’s desire for a cash return.

Following the March 20, 2013 meeting, Mead Park proposed to the Company that the potential transaction be structured to include the issuance of warrants to purchase common stock. Following such proposal, on March 22, 2013, the Special Committee held a meeting at which representatives from the Financial Advisor and the Independent Counsel were present. The Special Committee discussed the new request for warrants to be issued following the consummation of the potential transaction, as well as the conversion price under the MP Note and the interest rate under the MP Note. The Special Committee discussed its concern that several of Mead Park’s requests greatly diverged from the terms of the Initial Term Sheet. Following further discussion, based on the Special Committee’s view that the request for warrants represented incremental economic value, the Special Committee asked the Financial Advisor to communicate back to Mead Park the Special Committee’s disinclination to accept Mead Park’s new terms.

On approximately March 25, 2013, Mead Park proposed to the Special Committee that Mead Park should be entitled to appoint certain members of the Board of Directors and to appoint the Chairman of the Board.

On April 1, 2013, the Special Committee held a meeting at which representatives from the Independent Counsel and the Financial Advisor were present. The Special Committee discussed the proposal that Mead Park be entitled to appoint certain members of the Board of Directors and to appoint the Chairman of the Board, and considered various permutations of specific terms, and the value to the Company of the investment in its latest form. The Financial Advisor discussed with the Special Committee the challenges that smaller companies faced when trying to raise new capital, particularly in the financial services industry and noted that the Transaction was attractively priced and was likely without substantial execution risk. The Special Committee then discussed several private placements of various market comparables in the industry. The Special Committee discussed alternative investment possibilities and the likely impediments to completing a public offering. The Special Committee also reviewed the challenges that the Company would face if it were to proceed with an alternative private placement of its common stock. The Special Committee then discussed the potential benefits, other than an infusion of capital, that an investment from MP Buyer could bring to the Company, including structured product expertise, and the expertise of the proposed new members of the Board of Directors. After further discussion, the Special Committee determined that it was in favor of revising the structure of the Transaction to consist of a private placement of common stock coupled with the issuance of convertible senior promissory notes in lieu of structuring the Transaction to include a public tender offer. The Special Committee noted that its decision not to include a public tender offer as part of the Transaction was because, unlike in a public tender offer, a private placement of common stock would result in the Company raising additional capital, and the Special Committee believed that the Company could utilize and generate favorable returns on such capital. Further, the Special Committee also noted that conducting a public tender offer could be more costly and yet, would not guarantee that Mead Park would be able to purchase a sufficient amount of common stock so as to incentivize Mead Park to devote substantial time and resources to, and to share business opportunities with, the Company. The private placement therefore represented a more attractive structure for the Transaction. Accordingly, if the Company were to structure the Transaction to include a public tender offer, then there was a significant risk of deal failure, thereby resulting in significant transaction cost without any benefit to the Company. Following this discussion, the Special Committee determined that the terms of the Transaction should be presented to the entire Board of Directors. Following the April 1, 2013 meeting of the Special Committee, Mr. Donovan communicated to Mr. Ricciardi the Special Committee’s determination not to structure the Transaction to include a public tender offer.

On April 2, 2013, Mead Park delivered to the Special Committee the Revised Term Sheet. The Revised Term Sheet provided, among other things, that MP Buyer would invest $4,000,000 in the Company in exchange for 2,000,000 newly-issued shares of common stock, and would invest $6,000,000 in the Company in exchange for a convertible senior promissory note. The decrease in the amount that Mead Park would invest in the Company pursuant to the Transaction from $14,280,000 in the Initial Term Sheet to $10,000,000 in the Revised Term Sheet was due to the Company’s determination, after confirming that the Cohen Buyer would likely invest in the Transaction, that $10,000,000 represented a sufficient amount for Mead Park to invest into the Company given the Company’s capital needs. Under the Revised Term Sheet, the convertible senior promissory note would bear 8% interest annually, with coupon payments to be made quarterly as follows: (i) if dividends of $0.02 or more per share were paid on the common stock in any fiscal quarter prior to an interest payment date, then the Company would be required to pay the interest payable on such date in cash; (ii) if dividends of $0.01 per share were paid on the common stock in any fiscal quarter prior to an interest payment date, then the Company would be permitted to pay one-half of the interest payable

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on such date in cash, and the remaining one-half of the interest otherwise payable would be added to the principal amount of the note then outstanding; and (iii) if no dividends were paid on the common stock in the fiscal quarter prior to an interest payment date, then the Company would be permitted to make no payment in cash of the interest payable on such date, and all of the interest otherwise payable on such date would be added to the principal amount of the note then outstanding. The convertible senior promissory note would be convertible, at MP Buyer’s option, into 2,000,000 shares of common stock at a conversion price of $3.00 per share. The increase in the conversion price from the Initial Term Sheet to $3.00 in the Revised Term Sheet was primarily the result of increases in the trading price of the common stock since the date of the Initial Term Sheet. Under the Revised Term Sheet and in accordance with the parties’ prior discussions, Mr. Cohen would purchase a number of shares of common stock such that his ownership percentage thereof immediately following the Transaction would be equal to his ownership percentage immediately prior to the consummation of the Transaction.

On April 3, 2013, the Special Committee held a meeting at which a representative from the Independent Counsel was present. The Special Committee discussed the Revised Term Sheet and the Transaction generally. The Special Committee concluded that the proposed Transaction merited review by the Board of Directors. The fact that the Transaction would likely require a stockholder vote, the possibility of a rights offering and the Financial Advisor’s recommendation to accept the proposal were then discussed. Following a discussion regarding the pros and cons of a rights offering, the Special Committee concluded that, as contemplated by the Revised Term Sheet, it was in the best interest of the Company to limit stockholder participation in the Transaction to include Mr. Cohen only, and, accordingly, that the Transaction should not be structured to include a rights offering. The Special Committee noted that a rights offering would not necessarily raise the desired amount of capital, could be costly and could take more time to complete and thus introduce uncertainty as to the closing of a transaction with Mead Park. Conversely, if only Mr. Cohen and Mead Park were to participate in the Transaction, then the Company would ensure that the desired amount of capital would be raised, not incur the costs associated with a rights offering and the transaction could be completed more quickly, thereby increasing the likelihood of closing of a transaction with Mead Park. The Special Committee then discussed the facts that the Company would benefit from Mead Park’s commitments regarding expanded business opportunities as well as MP Buyer’s cash infusion into the Company and the importance of obtaining a fairness opinion. After further discussion, the Special Committee again concluded that it was in favor of the Transaction.

On April 8, 2013, the Board of Directors met to discuss the status of the Transaction. The Special Committee informed the Board of Directors that negotiations concerning the Revised Term Sheet had progressed and that the Special Committee strongly endorsed moving forward with the Transaction. Following further discussion, the independent directors instructed the Company’s outside counsel to prepare initial drafts of the MP Purchase Agreement, the MP Note and the related transactional documents.

On April 16, 2013, representatives of the Company’s legal counsel delivered to MP Buyer and its legal counsel initial drafts of a securities purchase agreement and the form of convertible senior promissory note. Following such date, drafts of the transactional documents to be entered into pursuant to the Securities Purchase Agreements were circulated among the parties and their respective legal counsel, as well as to the Special Committee and to the Independent Counsel. Until the Securities Purchase Agreements and the related transactional documents, including the Notes, were executed on May 9, 2013, the terms and conditions thereof were negotiated among the parties thereto, with the advice of their respective legal counsel, including the Independent Counsel, and multiple drafts of each such document were circulated to the parties thereto and their respective legal counsel, including the Independent Counsel.

On April 22, 2013, the Special Committee held a meeting at which a representative from each of the Financial Advisor and the Independent Counsel were present. Mr. Donovan reported that, primarily as the result of the Company’s 2013 first quarter losses, MP Buyer had expressed a desire to reduce (the “Proposed Price Reduction”) its proposed purchase price for the MP Common Shares by $0.30 per share (to $1.70 per share) and the conversion price of the MP Conversion Shares by $0.30 per share (to $2.70 per share). The directors discussed their views regarding the Proposed Price Reduction and the attractiveness of the Transaction in its newly proposed state. Following such discussions, the Special Committee asked the Financial Advisor representative to communicate to MP Buyer that the Special Committee was inclined not to proceed with the Transaction if it included the Proposed Price Reduction.

Later on April 22, 2013, the Special Committee held a second meeting at which a representative from each of the Financial Advisor and the Independent Counsel were present. The Financial Advisor representative reported on his call with Mr. Ricciardi, who expressed a reluctance to retract the Proposed Price Reduction. The Special Committee discussed alternative means of addressing this matter, and, over the next day, each member of the Special Committee spoke separately with Messrs. Ricciardi and DiMaio regarding the Proposed Price Reduction.

On April 23, 2013, the Special Committee held a meeting at which a representative from each of the Financial Advisor and the Independent Counsel were present. Mr. Donovan reported on Mr. Subin’s recent meeting with Messrs. DiMaio and Ricciardi. Mr. Donovan reported that he had also met with the Company’s Chief Financial Officer to discuss the Proposed Price Reduction. Messrs. Subin and Ullom reported that they had spoken with Messrs. DiMaio and Ricciardi regarding the Proposed Price Reduction and the negative implications of changing the terms of the Transaction at such a late stage in the negotiations. Messrs. Subin and Ullom reported that MP Buyer was considering the retraction of the Proposed Price Reduction. The Special Committee then resolved to defer contacting MP Buyer regarding these matters until the Board of Directors’ meeting scheduled for April 25, 2013 in order to learn more about the views of the other independent directors regarding the Transaction.

On April 25, 2013, MP Buyer communicated to the Special Committee that it would agree to forgo the Proposed Price Reduction.

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On April 25, 2013, at a regularly scheduled meeting of the Board of Directors, the Board of Directors discussed the status of the Transaction. At the meeting, representatives of the Company’s outside legal counsel made a presentation to the members of the Board regarding duties of directors under the Maryland General Corporation Law and under the Company’s charter. The Board then discussed its view that the Transaction was favorable as compared to a liquidation of the Company.

On April 26, 2013, the Special Committee instructed the Company’s outside legal counsel to prepare drafts of the Cohen Purchase Agreement and the related transactional documents, including the Cohen Note, in each case with substantially the same terms and conditions as the draft MP Purchase Agreement, the draft MP Note and the related transactional documents. Over the next several days, similar changes were made to each of the Securities Purchase Agreements and the related transactional documents based on negotiations between the parties thereto.

On April 30, 2013, an initial draft of the Amended and Restated Cohen Employment Agreement, the terms of which were being negotiated by Mr. Cohen and the Special Committee, was circulated to MP Buyer and its legal counsel. Consistent with what had been agreed to by the Special Committee and MP Buyer, the Amended and Restated Cohen Employment Agreement provided that Mr. Cohen would serve as Vice Chairman of the Board of Directors, Vice Chairman of the Board of Managers of IFMI, LLC, President of Cohen & Company Financial Limited, and President and Chief Executive of the Company’s European business. Following such initial circulation, Mr. Cohen and the Special Committee further negotiated the terms and conditions of the Amended and Restated Cohen Employment Agreement, with the advice of the Independent Counsel and input from MP Buyer and its legal counsel, and the final terms and conditions of the Amended and Restated Cohen Employment Agreement were approved by the Company’s Compensation Committee prior to the execution thereof.

From approximately May 4, 2013 to May 8, 2013, the Special Committee and MP Buyer discussed the mechanism by which MP Buyer would be permitted to appoint nominees for election to the Board of Directors following the consummation of the Transaction. Ultimately, after multiple discussions between the parties, it was agreed that at the Company’s 2013 annual meeting of stockholders, the Board of Directors will nominate Messrs. DiMaio and Ricciardi for election to the Board of Directors. In addition, it was also agreed that, following the 2013 annual meeting, at any meeting at which the Company’s stockholders may vote for the election of directors, for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own (i) 15% or more of the Company’s outstanding common stock (counting for such purposes all IFMI Units and all MP Conversion Shares as outstanding shares of common stock), the MP Buyer shall be permitted to designate two individuals to stand for election at such meeting; and (ii) less than 15% but greater than or equal to 10% of the Company’s outstanding common stock (counting for such purposes all IFMI Units and all MP Conversion Shares as outstanding shares of common stock), the MP Buyer shall be permitted to designate one individual to stand for election at such meeting. Lastly, if the collective ownership of the MP Buyer, Mead Park and any of their controlled affiliates and principals falls below these thresholds, MP Buyer agreed to cause its representative or representatives, as applicable, to resign from the Board of Directors. The foregoing terms were heavily negotiated between the Special Committee and the parties to the MP Purchase Agreement with the advice of their respective legal counsel.

On May 6, 2013, the Board of Directors held a meeting at which all members of the Board of Directors were present, and at which representatives from the Financial Advisor and the Independent Counsel, and representatives from Duane Morris LLP, as outside counsel to the Company, were present. Mr. Donovan reported on the status of the negotiations with MP Buyer and the documentation of the Transaction and that the Special Committee was in favor of the Company’s entering into the Transaction. The Financial Advisor then presented a report prepared concerning the fairness of the Transaction. The Financial Advisor concluded its report by stating that that it was of the opinion that the purchase price of $2.00 per Common Share and the conversion price of $3.00 per Conversion Share was fair to the Company and its unaffiliated stockholders from a financial point of view, and that the Financial Advisor would be issuing a written fairness opinion to that effect (additional details regarding such opinion, which was issued by the Financial Advisor on May 9, 2013, can be found below). The independent directors then reviewed and discussed in detail the terms and conditions of Securities Purchase Agreements and the other documents to be executed by the Company in connection therewith, including the Notes, the Registration Rights Agreement, the Amended and Restated Cohen Employment Agreement and the Voting Agreements (each of which is described in greater detail below). After such review, and based upon the presentations made to the Board of Directors at the May 6, 2013 meeting and at prior meetings, including the Financial Advisor’s presentation regarding the fairness of the Transaction to the Company and its unaffiliated stockholders, and based upon the foregoing and such other matters as were deemed relevant by the independent directors, and after due consideration of its duties under applicable law, the independent directors determined that the Company’s execution and delivery of the Securities Purchase Agreements and its consummation of the transactions contemplated thereunder were advisable and in the best interest of the Company. Accordingly, the Board of Directors unanimously (with Mr. Cohen abstaining) authorized and approved the Company’s entering into the various Transaction Documents.

Following the May 6, 2013 meeting, Messrs. DiMaio and Ricciardi and the Special Committee negotiated final changes to the Securities Purchase Agreements, which concerned the terms and conditions relating to the method by which Mead Park could appoint directors to the Board and appoint the Company’s Chairman. Upon the completion of such negotiations and the finalizing of such terms and conditions, on May 9, 2013, the Securities Purchase Agreements and the related transactional documents were executed.

Summary of the Transaction Documents

The following is a summary of the material terms of the Securities Purchase Agreements and the transactional documents which have been entered into by the Company in connection with the Securities Purchase Agreements. The Securities Purchase Agreements and the transactional documents summarized below are attached hereto as Annexes A-1 and A-2. The summary below is general in nature. Stockholders desiring a more complete understanding of the terms of the Securities Purchase Agreements and the transactional documents themselves are urged to read the full text of such documents, each of which is attached hereto.

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Description of the Securities Purchase Agreements

On May 9, 2013, the Company entered into the MP Purchase Agreement with the MP Buyer and Mead Park. Pursuant to the MP Purchase Agreement, the MP Buyer has agreed to purchase from the Company, and the Company has agreed to issue and to sell to the MP Buyer, (i) the MP Common Shares; and (ii) the MP Note.

Pursuant to the MP Purchase Agreement, on the date of the closing of the transactions contemplated by the MP Purchase Agreement, or the MP Closing, the MP Buyer will pay to the Company, in cash, an aggregate of $9,745,835 in consideration of the MP Common Shares and the MP Note.

Under the MP Purchase Agreement, not later than forty-five days after the execution of the MP Purchase Agreement, the Company agreed to call its 2013 annual meeting of stockholders in order to vote on the approval of the issuance of common stock to the MP Buyer and the Cohen Buyer under the Securities Purchase Agreements, and the Board of Directors agreed to recommend that the Company’s stockholders vote to approve such issuance of common stock.

The MP Purchase Agreement also provides that, at the Company’s 2013 annual meeting of stockholders, the Board of Directors will nominate Messrs. DiMaio and Ricciardi for election to the Board of Directors, recommend their election to the stockholders, and solicit proxies for their election. Following the 2013 annual meeting, at any meeting at which the Company’s stockholders may vote for the election of directors, for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own (i) 15% or more of the Company’s outstanding common stock (counting for such purposes all IFMI Units and all MP Conversion Shares as outstanding shares of common stock), the MP Buyer may designate two individuals to stand for election at such meeting; and (ii) at least 10% of the Company’s outstanding common stock (counting for such purposes all IFMI Units and all MP Conversion Shares as outstanding shares of common stock) (a “Minority Ownership Interest”), the MP Buyer may designate one individual to stand for election at such meeting. If the collective ownership of the MP Buyer, Mead Park and any of their controlled affiliates and principals falls below these thresholds, then the MP Buyer has agreed to cause its representative or representatives, as applicable, to resign from the Board of Directors.

Under the MP Purchase Agreement, as soon as reasonably practicable following the MP Closing, and thereafter for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own a Minority Ownership Interest and Mr. DiMaio is a Company director and agrees to act as Chairman of the Board of Directors, the Company has agreed to cause Mr. DiMaio to be elected and appointed as the Chairman of the Board of Directors. In addition, for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own a Minority Ownership Interest, and both (i) Mr. DiMaio is no longer Chairman of the Board of Directors due to his death, disqualification or removal from office as director, and (ii) Mr. Ricciardi is a member of the Board of Directors and agrees to act as Chairman thereof, then the Company has agreed to cause Mr. Ricciardi to be elected and appointed as the Chairman of the Board of Directors. In all other situations (including in the event Mr. DiMaio resigns or retires from his positions as Chairman of the Board of Directors), the Chairman of the Board of Directors will be elected and appointed pursuant to the Company’s bylaws.

The MP Purchase Agreement provides that, after the MP Closing, for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own a Minority Ownership Interest, at any time that the Company or IFMI, LLC makes any public or nonpublic offering or sale of any new equity securities, the MP Buyer must be afforded the opportunity to acquire, on the same terms, an amount of such equity securities such that the MP Buyer can maintain the same ownership percentage of such equity securities as it enjoyed immediately prior to such issuance.

Further, following the MP Closing, for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own a Minority Ownership Interest, the Company may not redeem, recapitalize or repurchase any shares of capital stock of the Company or any securities that are convertible into or exchangeable into or exercisable for capital stock of the Company unless the MP Buyer is given the right to participate in such redemption, recapitalization, or repurchase in a pro rata manner.

Under the MP Purchase Agreement, following the MP Closing, for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own a Minority Ownership Interest, Mead Park shall use its reasonable best efforts to (i) provide the Company with access to information regarding the funding relationships of Mead Park and its affiliates; (ii) assist the Company in establishing business relationships with credit trading desks at other institutions; (iii) source new corporate medium-term notes and new annuities for distribution through the Company’s distribution channels; (iv) assist the Company with sourcing external personnel to expand key business lines within the Company; and (v) introduce the Company to potential sources of capital. In addition, Mead Park shall, to the extent commercially practicable, offer PrinceRidge the opportunity to serve as a co-manager for the placement of securities in connection with collateralized loan obligation (CLO) products and other similar securitization transactions sponsored and/or managed by Mead Park or its controlled affiliates, on commercially reasonable and arms’ length terms.

Under the MP Purchase Agreement, the MP Closing is subject to the satisfaction of certain conditions, including, without limitation, that (i) the NYSE MKT approves the listing of, and the Company’s stockholders approve the issuance of, the Common Shares and the Conversion Shares; (ii) the Board of Directors consists of Messrs. Cohen, DiMaio and Ricciardi, and five of the Company’s current independent directors; (iii) Mr. DiMaio is appointed as Chairman of the Board of Directors and Mr. Cohen is appointed as Vice-Chairman of the Board of Directors and President of the Company’s European operations, including the President of Cohen & Company Financial Limited; and (iv) pursuant to the Cohen Purchase Agreement, at the time of the MP Closing, the Cohen Buyer purchases the Cohen Common Shares and the Cohen Note.

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Pursuant to the MP Purchase Agreement, each party shall bear its own expenses in connection with the Transaction. However, if the MP Purchase Agreement is terminated under certain circumstances, then the Company will reimburse the MP Buyer for all out-of-pocket expenses incurred by the MP Buyer and its affiliates in connection with the Transaction (including fees and expenses of counsel), up to $300,000.

The MP Purchase Agreement contains customary termination provisions and the MP Buyer and the Company offer customary indemnifications thereunder. Further, the MP Buyer and the Company provide each other with customary representations and warranties and the Company makes customary affirmative covenants.

Under the MP Purchase Agreement, the proceeds from the purchase and sale of the MP Common Shares and the MP Note are to be used by the Company for general corporate purposes.

Contemporaneously with the execution of the MP Purchase Agreement, the Company entered into the Cohen Purchase Agreement with the Cohen Buyer. Pursuant to the Cohen Purchase Agreement, the Cohen Buyer has agreed to purchase from the Company, and the Company has agreed to issue and to sell to the Cohen Buyer (i) the Cohen Common Shares; and (ii) the Cohen Note. The material terms and conditions of the Cohen Purchase Agreement are substantially the same as the MP Purchase Agreement. However, the Cohen Purchase Agreement provides that, at any meeting at which the stockholders may vote for the election of directors, for so long as the Cohen Buyer or any of its controlled affiliates and principals or any members of Daniel G. Cohen’s “Family Group” (as defined in the Cohen Purchase Agreement) collectively own 10% or more of the Company’s outstanding common stock (counting for such purposes all IFMI Units and all shares of common stock into which the Cohen Note is convertible as outstanding shares of common stock), the Cohen Buyer may designate one individual to stand for election at such meeting. If the collective ownership of the Cohen Buyer and any of its controlled affiliates and principals and members of Mr. Cohen’s Family Group falls below this threshold, then the Cohen Buyer has agreed to cause its representative to resign. Under the Cohen Purchase Agreement, the Cohen Buyer may assign its rights or obligations thereunder to its and Daniel G. Cohen’s controlled affiliates, principals and Family Group members without the consent of the Company.

Description of the Notes

As described above, at the MP Closing, the MP Note will be issued to the MP Buyer in the aggregate principal amount of $5,847,501. Under the MP Note, the outstanding principal amount is due and payable to the holder thereof, in full, five years following the issuance of the MP Note, unless it is earlier converted (in the manner described below). The MP Note accrues 8% interest per year, payable quarterly. If no event of default has occurred under the MP Note, (i) if dividends of less than $0.02 per share are paid on the common stock in any fiscal quarter prior to an interest payment date, then the Company may pay one-half of the interest payable on such date in cash, and the remaining one-half of the interest otherwise payable will be added to the principal amount of the MP Note then outstanding; and (ii) if no dividends are paid on the common stock in the fiscal quarter prior to an interest payment date, then the Company may make no payment in cash of the interest payable on such date, and all of the interest otherwise payable on such date will be added to the principal amount of the MP Note then outstanding. Accordingly, the MP Note will be convertible into up to an aggregate of 1,949,167 shares of common stock assuming all of the interest thereunder is paid to the holders thereof in cash, and up to an aggregate of 2,897,204 shares (the “MP Conversion Shares”) of common stock assuming none of the interest thereunder is paid to the holders thereof in cash.

The MP Note contains a customary “Events of Default” clause. Upon the occurrence or existence of any “Event of Default” under the MP Note, the outstanding principal amount is (or in certain instances, at the option of the holder thereof, may be) immediately accelerated. Further, upon the occurrence of any “Event of Default” under the MP Note and for so long as such Event of Default continues, all principal, interest and other amounts payable under the MP Note will bear interest at a rate equal to 9% per year. The MP Note may not be prepaid in whole or in part prior to the maturity date without the prior written consent of the holder thereof (which may be granted or withheld in its sole discretion).

At any time following the date upon which the MP Note is issued, the holder thereof may convert all or any part of the outstanding principal amount of the MP Note into shares of common stock at a $3.00 per share conversion price, subject to certain customary anti-dilution adjustments.

The indebtedness evidenced by the MP Note and the payment of all principal, interest and any other amounts payable thereunder (i) is senior to all indebtedness of the Company incurred following the date of the MP Note, and any subordinated or junior subordinated indebtedness of the Company outstanding as of the date of the MP Note, and (ii) ranks pari passu to the Cohen Note and any other senior obligations of the Company outstanding as of the date of the MP Note.

The terms of the MP Note and the Cohen Note are substantially identical. Because the Cohen Note will be in the aggregate principal amount of $2,400,000, it will be convertible into up to an aggregate of 800,000 shares of common stock assuming all of the interest thereunder is paid to the holders thereof in cash, and up to an aggregate of 1,189,104 shares (the “Cohen Conversion Shares”) of common stock assuming none of the interest thereunder is paid to the holders thereof in cash.

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Based on the above, together, the Notes will be convertible into up to an aggregate of 2,749,167 shares of common stock assuming all of the interest thereunder is paid to the holders thereof in cash, and up to an aggregate of 4,086,308 shares of common stock assuming none of the interest thereunder is paid to the holders thereof in cash.

Description of the Registration Rights Agreement

Contemporaneously with the execution of the Securities Purchase Agreements, the Company, the MP Buyer and the Cohen Buyer entered into a Registration Rights Agreement, or the Registration Rights Agreement, which will become effective as of the date of the closings under the Securities Purchase Agreements, or the Effective Date. Pursuant to the Registration Rights Agreement, the Company agreed to, no later than thirty days after the Effective Date, file a registration statement for the resale of the Common Shares and the Conversion Shares. The Company will use its reasonable best efforts to cause the registration statement to become effective as soon as practicable after the filing thereof and remain continuously effective for a period of three years, and the Company will file a new registration statement upon request of the MP Buyer or Mr. Cohen.

In addition, in the event that the Company proposes to register any of its common stock in connection with an underwritten public offering (whether an offering of common stock by the Company, stockholders of the Company, or both, subject to certain exceptions), the Company has agreed to, at the request of the MP Buyer and/or Cohen Buyer, as applicable, include in such registration any of the Common Shares and the Conversion Shares, subject to the terms of the Registration Rights Agreement.

Description of the Voting Agreements

In connection with the transactions contemplated by the Securities Purchase Agreements, Messrs. Cohen, and Ricciardi, each member of the Board of Directors, and certain members of management, collectively representing approximately 52% of the Company’s outstanding voting securities, have entered into Voting Agreements, or the Voting Agreements. Pursuant to the Voting Agreements, the executing stockholders have agreed to vote, at the Company’s 2013 annual meeting of stockholders, all of their shares of the Company’s voting securities owned, or which they have the power to vote, as of the record date of such annual meeting, in each case in favor of (i) the issuance of the Common Shares and the Conversion Shares, and (ii) the election of Messrs. Cohen, DiMaio and Ricciardi, and five of the Company’s current independent directors nominated to stand for election to the Board of Directors.

The following table identifies all of the parties that have entered into the Voting Agreements with the Company, and the amounts and types of the Company’s voting securities held such parties as of May 9, 2013:

Executing Party to Voting Agreement	Number and Type of Shares in the Company Held as of May 9, 2013
Walter Beach	124,962 shares of common stock

Rodney E. Bennett	80,643 shares of common stock

Daniel G. Cohen	703,142 shares of common stock 4,983,557 shares of Series E Voting Non-Convertible Preferred Stock

Thomas P. Costello	82,153 shares of common stock

G. Steven Dawson	96,162 shares of common stock

Joseph M. Donovan	76,809 shares of common stock

Rachael Fink	18,392 shares of common stock

Jack Haraburda	81,953 shares of common stock

Doug Listman	79,616 shares of common stock

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James J. McEntee, III	573,445 shares of common stock

Joseph Pooler	167,895 shares of common stock

Christopher Ricciardi	7,031 shares of common stock

Christopher and Stephanie Ricciardi (JTWROS)	1,351,721 shares of common stock

Stephanie Ricciardi	48,448 shares of common stock

Neil S. Subin	142,858 shares of common stock

Lance Ullom	102,303 shares of common stock

Charles W. Wolcott	84,893 shares of common stock

The Ricciardi Family Foundation	64,975 shares of common stock

Description of the Amended and Restated Cohen Employment Agreement

In connection with the transactions contemplated by the Securities Purchase Agreements, on May 9, 2013, we and certain of our subsidiaries entered into an Amended and Restated Employment Agreement (the “Amended and Restated Cohen Employment Agreement”), with Mr. Cohen. Pursuant to the Amended and Restated Cohen Employment Agreement, Mr. Cohen will serve as the Vice Chairman of our Board of Directors, as the President and Chief Executive of our “European Business” (as defined in the Amended and Restated Cohen Employment Agreement), as Vice Chairman of the Board of Managers of IFMI, LLC, our majority owned subsidiary, and as President of Cohen & Company Financial Limited, our wholly owned subsidiary. The Amended and Restated Cohen Employment Agreement amends and restates Mr. Cohen’s Employment Agreement, dated February 18, 2010, with the Company and IFMI, LLC, as amended (the “Cohen IFMI Agreement”), and provides for the termination of Mr. Cohen’s Executive Agreement, dated May 31, 2011, with PrinceRidge (the “Cohen PrinceRidge Agreement”). Mr. Cohen did not receive any severance payments or any other benefits as a result of amending and restating the Cohen IFMI Agreement or terminating the Cohen PrinceRidge Agreement.

The Amended and Restated Cohen Employment Agreement becomes effective only (a) when we hire a new Chief Executive Officer, or (b) when we close the Transaction, whichever comes first. The Amended and Restated Cohen Employment Agreement will automatically terminate and be of no further force or effect if the MP Purchase Agreement is terminated for any reason prior to the closing of the Transaction.

The initial term of the Amended and Restated Cohen Employment Agreement ends on December 31, 2014, unless the agreement is terminated earlier. However, the term will be renewed automatically for additional one year periods unless the Amended and Restated Cohen Employment Agreement is terminated by the parties.

Mr. Cohen will receive during the term of the Amended and Restated Cohen Employment Agreement a guaranteed payment from IFMI, LLC of at least $600,000 annually (the “Amended and Restated Guaranteed Payment”), and be entitled to receive the following allocations from the Company:

•

a payment equal to 25% of the aggregate net income, if any, of the European Business in each calendar year, subject to an off-set equal to 25% of the aggregate net losses, if any, in prior periods until the net losses have been fully off-set by net income in future periods; and

•

a payment equal to 20% of the gross revenues generated on transactions that Mr. Cohen is responsible for generating for the Company’s non-European broker-dealers during each semi-annual calendar period as determined in accordance with GAAP.

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If the annual allocations in the first bullet point above exceed $5,000,000, then the Compensation Committee may, in its sole discretion and at any time prior to the payment of the allocation, reduce the amount of or totally eliminate any the allocation to the extent it exceeds $5,000,000.

During the term of the Amended and Restated Cohen Employment Agreement, the Compensation Committee of our Board of Directors may, in its sole discretion, award Mr. Cohen additional allocations in amounts and on such terms as it determines.

Under the Amended and Restated Cohen Employment Agreement, Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that are available to our senior executives generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs. Mr. Cohen is also entitled to participate in any of our or IFMI, LLC’s equity compensation plans in which he is eligible to participate. Under these plans, Mr. Cohen may be granted options to purchase IFMI, LLC membership units, shares of our common stock, and other equity awards, in each case in the discretion of our Compensation Committee.

Pursuant to the Amended and Restated Cohen Employment Agreement, if Mr. Cohen’s employment is terminated because he becomes disabled or dies, then all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by him will fully vest and become immediately exercisable, as applicable, subject to the terms of the awards, and Mr. Cohen (or his estate or beneficiaries, as applicable) will be entitled to receive the following three payments:

•	any Amended and Restated Guaranteed Payment and other benefits that were earned and accrued, but not yet paid, prior to the date of the termination;

•	the Amended and Restated Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurs; and

•

for the period in which his termination occurs, a payment equal to the allocations that he would have been entitled to if the termination had not occurred, prorated based on the number of days which elapsed in the period prior to his termination.

If Mr. Cohen terminates his employment without “Good Reason” (as defined in the Amended and Restated Cohen Employment Agreement) or the Company terminates his employment for “Cause” (as defined in the Amended and Restated Cohen Employment Agreement), then Mr. Cohen will only be entitled to the Amended and Restated Guaranteed Payment and other benefits earned and accrued, but unpaid, prior to the date of his termination.

If Mr. Cohen terminates his employment with Good Reason, or we terminate his employment without Cause, or we terminate the Amended and Restated Cohen Employment Agreement by not renewing its term, then Mr. Cohen will be entitled to receive the following three payments:

•	any Amended and Restated Guaranteed Payments and other benefits that were earned and accrued, but not yet paid, prior to the date of his termination;

•

for the period in which his termination occurs, a payment equal to the allocations to which he would have been entitled if the termination had not occurred, prorated based on the number of days which elapsed in the period prior to his termination.

•	an amount equal one of the following three payments, as applicable:

¡

if more than three years have elapsed from the date of the Amended and Restated Cohen Employment Agreement to the date of termination, an amount equal to the average of the Amended and Restated Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of termination;

¡

if less than three years have elapsed between the date of the Amended and Restated Cohen Employment Agreement and the date of termination, an amount equal the highest Amended and Restated Guaranteed Payment paid to Mr. Cohen in any calendar year prior to the date of termination; and

¡

if less than twelve months have elapsed from the date of the Amended and Restated Cohen Employment Agreement to the date of termination, an amount equal the highest Amended and Restated Guaranteed Payment received in any month times twelve.

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If the calculation of the payment in the immediately preceding three bullet points yields a payment amount to Mr. Cohen that is less than $3,000,000, then Mr. Cohen will be entitled to receive an amount equal to $3,000,000 instead of that payment.

If Mr. Cohen terminates his employment with Good Reason, or we terminate his employment without Cause, or we or IFMI, LLC terminates the Amended and Restated Cohen Employment Agreement by not renewing its term, then all of Mr. Cohen’s outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.

If a “Change of Control of the Company” (as defined in the Amended and Restated Cohen Employment Agreement) occurs during the term of the Amended and Restated Cohen Employment Agreement, then all of Mr. Cohen’s outstanding unvested equity-based awards will become fully vested and immediately exercisable, as applicable. Further, if a Change of Control occurs and Mr. Cohen terminates his employment with us in the six-month period following the first anniversary of the Change of Control, then such termination will be treated as a termination for “Good Reason,” and Mr. Cohen will be entitled to the compensation outlined in the paragraph immediately above.

Under the Amended and Restated Cohen Employment Agreement, if any amount payable to, or other benefit to which Mr. Cohen is entitled, would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”)) alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments will be reduced (but not to below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.

Mr. Cohen must sign a general release in order to be eligible to receive any of the payments outlined above (other than payments in the event of his death or disability). If Mr. Cohen is terminated by us for Cause, by Mr. Cohen without Good Reason, or by Mr. Cohen as a result of not renewing the Amended and Restated Cohen Employment Agreement’s term, then Mr. Cohen will, for a period of six months after the end of the term of the Amended and Restated Cohen Employment Agreement, be restricted in his ability to engage in certain activities that are competitive with our sales and trading of fixed income securities or investment banking activities in any European country in which we or any of our controlled affiliates operate (each a “Competing Business”). However, Mr. Cohen may serve as a member of a Competing Business’ board of directors or in an equivalent position and is obligated to recuse himself from any discussion in such position if it raises a conflict of interest with respect to his duties to us or adversely affects us. In addition for a period of six months following the end of the term of the Amended and Restated Cohen Employment Agreement, regardless of the reason the term ends, Mr. Cohen is prohibited under certain circumstances from soliciting our employees, customers and clients.

The following table outlines the material differences between the Amended and Restated Cohen Employment Agreement, the Cohen IFMI Agreement and the Cohen PrinceRidge Agreement:

	Cohen IFMI Agreement	Cohen PrinceRidge Agreement	Amended and Restated Cohen Employment Agreement
Status:	Effective, to be amended and restated upon the effectiveness of the Amended and Restated Cohen Employment Agreement.	Effective, to be terminated upon the effectiveness of the Amended and Restated Cohen Employment Agreement.	To become effective upon the earlier of (a) the date on which the Company hires a new Chief Executive Officer, and (b) the date of the closing of the Transaction.

Title:	Chairman, Chief Executive Officer and Chief Investment Officer of IFMI, LLC and Chairman and Chief Executive Officer of the Company

Vice Chairman, Chief Investment Officer, and Managing Director and Head of the Structured Products division of PrinceRidge.

Note: On July 19, 2012, following John P. Costas’ resignation, Mr. Cohen was appointed the Chairman of PrinceRidge.

Vice Chairman of the Company’s Board of Directors, President and Chief Executive of the Company’s European Business, Vice Chairman of IFMI, LLC’s Board of Managers, and President of Cohen & Company Financial Limited.

Term:	The initial term ended on December 31, 2012, renews automatically for one year periods unless terminated by the parties.	The initial term ends on December 31, 2013, renews automatically for one year periods unless terminated by the parties.	The initial term ends on December 31, 2014, renews automatically for one year periods unless terminated by the parties.

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	Cohen IFMI Agreement	Cohen PrinceRidge Agreement	Amended and Restated Cohen Employment Agreement
Salary/Guaranteed Payment:

Base salary was $1,000,000 per year through December 31, 2010. Base salary is now determined by the Compensation Committee annually.

Note: the Company and Mr. Cohen agreed that effective as of July 1, 2011, Mr. Cohen would forgo his salary under the Cohen IFMI Agreement. On September 18, 2012, the Compensation Committee approved an increase in Mr. Cohen’s annual guaranteed cash compensation under the Cohen IFMI Agreement to $400,000 per year.

Was entitled to a guaranteed payment at the rate of $200,000 per year through December 31, 2011, payable in equal monthly installments. Now entitled to receive a guaranteed payment calculated pursuant to the formula set forth in the Cohen PrinceRidge Agreement (the “PrinceRidge Guaranteed Payment”).

Note: The PrinceRidge Guaranteed Payment for 2011 was $200,000, of which Mr. Cohen collected only $100,000. For 2012 and 2013, the PrinceRidge Guaranteed Payment will be equal to $200,000, plus the amount of the Initial Annual Allocation (the “Cohen Initial Annual Allocation”) for the immediately preceding year, if any. “Initial Annual Allocation” is defined as an amount equal to 20% of the “Adjusted Profit” (as defined in the Cohen PrinceRidge Agreement) of PrinceRidge, up to a maximum of $800,000.

Entitled to a guaranteed payment from IFMI, LLC of at least $600,000 annually (the “Amended and Restated Guaranteed Payment”).

Entitled to a payment equal to 25% of the aggregate net income, if any, of the European Business, subject to certain adjustments and a $5,000,000 cap if the Compensation Committee elects to impose this cap.

Entitled to a payment equal to 20% of the gross revenues generated on transactions that Mr. Cohen is responsible for generating for the Company’s non-European broker-dealers during each semi-annual calendar period.

Additional Payments:	An opportunity to receive an annual cash bonus in an amount and on such terms to be determined by the Compensation Committee.

Entitled to an annual allocation from PrinceRidge equal to 8 1/3% of “Post-Initial Allocation Profit” (as defined in the Cohen PrinceRidge Agreement) of PrinceRidge (the “Cohen Supplemental Annual Allocation”).

Subject to certain conditions, for a period of 60 days following the payment of the Cohen Initial Annual Allocation and the Cohen Supplemental Annual Allocation, Mr. Cohen has the opportunity to purchase certain additional units of PrinceRidge at a price based on the then-current book value of PrinceRidge.

The Compensation Committee may award Mr. Cohen additional allocations in amounts and on such terms as it determines.

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	Cohen IFMI Agreement	Cohen PrinceRidge Agreement	Amended and Restated Cohen Employment Agreement
Payments upon termination on Mr. Cohen’s death or disability:

Any base salary and other benefits earned and accrued but unpaid prior to the date of termination.

A payment equal to the value of base salary that would have been paid for the remainder of the year in which the termination occurs.

A payment equal to the value of the highest bonus earned by Mr. Cohen in the one year period preceding the date of termination, prorated based on the number of days which elapsed in the period prior to his termination.

All of outstanding unvested equity-based awards held by Mr. Cohen become fully vested and immediately exercisable, as applicable, subject to the terms of the awards.

Any PrinceRidge Guaranteed Payment and other benefits earned and accrued but unpaid prior to the termination.

Any Cohen Initial Annual Allocation and Cohen Supplemental Annual Allocation, for any portion of a fiscal year completed before termination and earned and accrued but unpaid prior to the termination (the “Cohen Partial Year Allocations”).

A payment equal to the PrinceRidge Guaranteed Payment that would have been paid to Mr. Cohen for the remainder of the year in which the termination occurs.

A payment equal to the sum of (1) the Cohen Initial Annual Allocation, and (2) the Cohen Supplemental Annual Allocation earned by Mr. Cohen, if any, in the fiscal year preceding the date of the termination, multiplied by an amount equal to the numerator of which is the number of days in the fiscal year preceding the termination divided by 365.

Any Amended and Restated Guaranteed Payment and other benefits earned and accrued but unpaid prior to the date of termination.

A payment equal to the Amended and Restated Guaranteed Payment that would have been paid to Mr. Cohen for the remainder of the year in which the termination occurs.

A payment equal to (x) the allocations for the period in which the termination occurs to which Mr. Cohen would have been entitled if a termination had not occurred in the period, multiplied by an amount equal to the number of days in the period preceding the termination divided by the total number of days in that period.

All outstanding unvested equity based awards held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of the awards.

Payments upon termination by Mr. Cohen without “Good Reason” or the Company terminates his employment for “Cause”:	Any base salary and other benefits earned and accrued but unpaid prior to the date of termination.	Any PrinceRidge Guaranteed Payment and other benefits earned and accrued but unpaid prior to the date of termination as well as the Cohen Partial Year Allocations.	Any Amended and Restated Guaranteed Payment and other benefits earned and accrued but unpaid prior to the date of termination.

Payments upon termination by Mr. Cohen with “Good Reason,” or the Company terminates his employment without “Cause”:

Any base salary and other benefits earned and accrued but unpaid prior to the date of termination.

A payment of an amount equal to three times the average of the base salary amounts paid to Mr. Cohen over the three calendar years prior to the date of the termination or non-renewal. If the calculation of this payment yields less than $3,000,000, then Mr. Cohen is entitled to receive a payment of $3,000,000 in lieu of that amount.

All of outstanding unvested equity-based awards held by Mr. Cohen become fully vested and immediately exercisable, as applicable, subject to the terms of the awards.

A payment equal to accrued but unpaid PrinceRidge Guaranteed Payments and other benefits, as well as the Cohen Partial Year Allocations.

A payment of an amount equal to three times one of the following three amounts, as applicable

(1) if more than three years have elapsed between the date of the Cohen PrinceRidge Agreement and the date of the termination, the average of the PrinceRidge Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of the termination;

A payment equal to accrued but unpaid Amended and Restated Guaranteed Payment and other benefits.

A payment of an amount equal to the greater of $3,000,000 or three times one of the following three amounts, as applicable:

(1) if more than three years have elapsed between the date of the Amended and Restated Cohen Employment Agreement and the date of the termination, the average of the Amended and Restated Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of the termination;

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	Cohen IFMI Agreement	Cohen PrinceRidge Agreement	Amended and Restated Cohen Employment Agreement

(2) if less than three years have elapsed between the date of the Cohen PrinceRidge Agreement and the date of the termination, the highest PrinceRidge Guaranteed Payment paid to Mr. Cohen in any calendar year prior to the date of termination; or

(3) if less than 12 months have elapsed from the date of the Cohen PrinceRidge Agreement to the date of the termination, the highest PrinceRidge Guaranteed Payment received in any month times 12.

A payment equal to (1) the Cohen Initial Annual Allocation plus (2) the Cohen Supplemental Annual Allocation earned by the Mr. Cohen, if any, in the fiscal year preceding the date of termination, multiplied by an amount equal to the number of days in the fiscal year preceding the termination divided by 365.

(2) if less than three years have elapsed between the date of the Amended and Restated Cohen Employment Agreement and the date of the termination, the highest Amended and Restated Guaranteed Payment paid to Mr. Cohen in any calendar year prior to the date of the termination; or

(3) if less than twelve months have elapsed from the date of the Amended and Restated Cohen Employment Agreement to the date of termination, the highest Amended and Restated Guaranteed Payment received in any month times twelve.

A payment equal to the allocations for the period in which the termination occurs to which Mr. Cohen would have been entitled if a termination had not occurred in the period, multiplied by an amount equal to the number of days in the period preceding the termination divided by the total number of days in the period.

All outstanding unvested equity based awards held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of the awards.

Payments upon termination upon failure to renew the agreement’s term other than by Mr. Cohen:	Same as payments upon termination with “Good Reason,” or without “Cause.”	No such provision.	Same as payments upon termination with “Good Reason,” or without “Cause.”

Change of Control:

All of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of the awards.

If Mr. Cohen remains with the Company through the first anniversary of a Change of Control, but leaves the Company within six months thereafter, the termination will be treated as a termination for Good Reason.

All of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable.

All of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable.

If Mr. Cohen remains with the Company through the first anniversary of a Change of Control, but leaves the Company within six months thereafter, the termination will be treated as a termination for Good Reason.

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	Cohen IFMI Agreement	Cohen PrinceRidge Agreement	Amended and Restated Cohen Employment Agreement
Non-competition provision:	Restricts Mr. Cohen’s ability to engage in certain activities that are competitive with the Company for a period of six months following termination for any reason.	Restricts Mr. Cohen’s ability to engage in certain activities that are competitive with the Company for a period of three months following termination for any reason.	Restricts Mr. Cohen’s ability to engage in certain activities that are competitive with the Company for a period of six months following a termination by Mr. Cohen without Good Reason, by the Company for Cause or due to Mr. Cohen’s nonrenewal of the Amended and Restated Cohen Employment Agreement.

Non-solicitation provisions:	No such provision.

Restricts Mr. Cohen’s ability to solicit company affiliates, including employees, for a period of 12 months following a termination for any reason.

Also restricts Mr. Cohen’s ability to solicit customers or clients for a period of three months following a termination for any reason.

Restricts Mr. Cohen’s ability to solicit company affiliates, including employees, certain customers and clients for a period of six months following a termination for any reason.

The Preferred Stock Exchange Agreement

Contemporaneously with the execution of the Securities Purchase Agreements, the Company entered into a Preferred Stock Exchange Agreement (the “Exchange Agreement”), between the Company and the Cohen Buyer, pursuant to which the Cohen Buyer exchanged with the Company 4,983,557 shares of Series D Voting Non-Convertible Preferred Stock of the Company (collectively, the “Series D Shares”), representing all of the issued and outstanding Series D Shares, for 4,983,557 newly issued shares of Series E Voting Non-Convertible Preferred Stock of the Company (collectively, the “Series E Shares”). The Exchange Agreement was effective immediately.

The Series D Shares and the Series E Shares have substantially identical rights, preferences, privileges and restrictions other than with respect to the timing of the Company’s obligation to redeem the Series E Shares. The terms of the Series E Shares provide that, if the Company causes the redemption of or otherwise acquires any of the IFMI Units owned by Daniel G. Cohen as of May 9, 2013 (or by certain permitted transferees thereafter), then the Company will redeem an equal number of Series E Shares. The Series E Shares are otherwise perpetual.

Under the Exchange Agreement, a restriction pursuant to which the Cohen Buyer was prohibited from causing the redemption of its IFMI Units until December 31, 2013 was terminated. Thus, similar to the other non-Parent members of IFMI LLC, the Cohen Buyer may now cause the redemption of its IFMI Units at any time.

Pursuant to the Exchange Agreement, the Series D Shares were cancelled. The Exchange Agreement contains customary representations, warranties, agreements and obligations of the parties.

IFMI, LLC Amendment to Operating Agreement

Contemporaneously with the execution of the Securities Purchase Agreements, the Company and the members of IFMI, LLC entered into Amendment No. 2 to Amended and Restated Limited Liability Company Agreement (the “LLC Agreement Amendment”), to amend the limited liability company agreement of IFMI, LLC (the “LLC Agreement”). The LLC Agreement Amendment provides that, among other things, (i) the Board of Managers of IFMI, LLC (the “Board of Managers”) and the Company’s Board of Directors shall consist of the same persons; and (ii) the Chairman and Vice Chairman (if any) of the Board of Managers shall be the same persons that are the Chairman and Vice Chairman (if any) of the Company’s Board of Directors. In addition, the LLC Agreement Amendment eliminates the requirement that the Company receive advance approval by a majority vote of the IFMI, LLC members (other than the Company) that own at least 10% of the IFMI Units (the “Designated Non-Parent Members”) prior to taking any of the following actions: (1) issue any IFMI Units or other securities of IFMI, LLC to any person or entity other than the Company; (2) remove Daniel G. Cohen as a Manager of IFMI, LLC or as Chairman of the Board of Managers of IFMI, LLC other than for cause; and (3) adopt an IFMI, LLC equity compensation plan. The LLC Agreement Amendment also provides that, until January 3, 2016, IFMI shall not, without receiving advance approval by the Company and a majority vote of the Designated Non-Parent Members take or permit to be taken any of the following actions: (a) enter into or suffer a transaction constituting a “Company Change of Control” (as defined in the LLC Agreement); (b) further amend the Certificate of

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Formation of IFMI if such amendment adversely affects the Designated Non-Parent Members; or (c) adopt any IFMI plan of liquidation or dissolution, or file a certificate of dissolution to dissolve IFMI; provided, however, in the case of actions set forth in (a) and (c) above, approval by a majority vote of the Designated Non-Parent Members is not required if the gross cash proceeds received in connection with such action by the sole Designated Non-Parent Member as of May 9, 2013 equal or exceed $6.00 per IFMI Unit and share of common stock (as appropriately adjusted in certain circumstances) held by such sole Designated Non-Parent Member at the time of such action. Prior to the LLC Amendment Agreement, the rights set forth in clauses (a) though (c) above continued in perpetuity.

Section 382 Rights Agreement

In connection with the transactions contemplated by the Securities Purchase Agreements, on May 9, 2013, the Company entered into a Section 382 Rights Agreement (the “Rights Agreement”) between the Company and Computershare Shareowner Services LLC.

The Rights Agreement provides for a distribution of one preferred stock purchase right (a “Right,” and collectively, the “Rights”) for each share of common stock outstanding to the Company’s stockholders of record at the close of business on May 20, 2013. Each Right entitles the registered holder to purchase from the Company a unit (a “Series C Unit”) consisting of one ten-thousandth of a share of the Company’s Series C Junior Participating Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), at a purchase price of $100.00 per Series C Unit (the “Unit Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement, which is attached as an exhibit to each of the Securities Purchase Agreements.

The Board of Directors adopted the Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use its net operating loss and net capital loss carry forwards (the “deferred tax assets”) to reduce potential future federal income tax obligations. The Company has experienced substantial operating and capital losses, and under the Code, and rules promulgated by the Internal Revenue Service, the Company may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the deferred tax assets do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of deferred tax assets, and therefore these deferred tax assets could be a substantial asset to the Company. However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code, its ability to use the deferred tax assets will be substantially limited, and the timing of the usage of the deferred tax assets could be substantially limited and/or delayed, which could therefore significantly impair the value of those assets.

Initially, the Rights will be attached to all common stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the common stock and a “Distribution Date” will occur (i) 10 days following a public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person” (as defined below) (the “Stock Acquisition Date”) or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person, whichever comes first. The term “Acquiring Person” means any person who or which, together with all affiliates and associates of such person, will be the beneficial owner of 4.95% or more of the shares of common stock then outstanding, excluding the Company and any “Exempted Person” (as defined below). Until the Distribution Date, (i) the Rights will be evidenced by the common stock certificates and will be transferred with and only with such common stock certificates, (ii) new common stock certificates after May 20, 2013 will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for common stock outstanding will also constitute the transfer of the Rights associated with the common stock represented by such certificate.

Any person who, together with all affiliates and associates of such person, is the beneficial owner of common stock and/or other securities exercisable for shares of common stock representing 4.95% or more of the shares of common stock outstanding on May 9, 2013 or is set forth in the Rights Agreement as such, will be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner (and so long as such person continues to be the beneficial owner of 4.95% or more of the then outstanding shares of common stock) of additional shares of common stock, except (x) pursuant to equity compensation awards granted to such person by the Company or options or warrants outstanding and beneficially owned by such person as of May 9, 2013, or as a result of an adjustment to the number of shares of common stock represented by such equity compensation award pursuant to the terms thereof; or (y) as a result of a stock split, stock dividend or the like; or (z) as a result of an increase in the principal amount of a Note pursuant to the payment-in-kind interest provisions (as described above) set forth in such Note. In addition, any person who, together with all affiliates and associates of such person, becomes the beneficial owner of common stock and/or other securities exercisable for shares of common stock representing 4.95% or more of the shares of common stock then outstanding as a result of a purchase by the Company or any of its subsidiaries of shares of common stock will also be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and will be deemed to be an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner, at any time after the date such person became the beneficial owner of 4.95% or more of the then outstanding shares of common stock, of additional shares of common stock, except if such additional securities are acquired (x) pursuant to the exercise of options or warrants to purchase common stock outstanding and beneficially owned by such person as of the date such person became the beneficial owner of 4.95% or more of the then outstanding shares of common stock or as a result of an adjustment to the number of shares of common stock for which such options or warrants are exercisable pursuant to the terms thereof, or (y) as a result of a stock split, stock dividend or the like. In addition, any person who, together with all affiliates and associates of such person, is the beneficial owner of common stock and/or other securities exercisable for shares of common stock representing 4.95% or more of the shares of common stock outstanding, and whose beneficial ownership would not, as determined by the Board of Directors in its sole discretion, jeopardize or endanger the availability of the Company of its deferred tax assets,

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will be an “Exempted Person.” However, any such person will cease to be an Exempted Person if (x) such person ceases to beneficially own 4.95% or more of the shares of the then outstanding common stock or (y) the Board of Directors, in its sole discretion, makes a contrary determination with respect to the effect of such person’s beneficial ownership (together with all affiliates and associates of such person) with respect to the availability to the Company of its deferred tax assets. A purchaser, assignee or transferee of the shares of common stock (or options or warrants exercisable for common stock) from an Exempted Person will not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives common stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such transferee continues to be the beneficial owner of 4.95% or more of the then outstanding shares of common stock.

The Rights are not exercisable until the Distribution Date and will expire on the earliest of (i) the close of business on October 1, 2016, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits, and (v) the beginning of a taxable year of the Company to which the Board of Directors determines that certain tax benefits may not be carried forward. At no time will the Rights have any voting power.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the common stock as of the close of business on the Distribution Date. Thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of common stock issued prior to the Distribution Date will be issued with Rights.

In the event that a person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, common stock (or, in certain circumstances, cash, property or other securities of the Company), having a value equal to two times the exercise price of the Right. The exercise price is the Unit Purchase Price times the number of Series C Units associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such (the “Flip-In Event”), all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

For example, at an exercise price of $100.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $200.00 worth of common stock (or other consideration, as noted above) for $100.00. If the common stock at the time of exercise had a market value per share of $20.00, the holder of each valid Right would be entitled to purchase ten (10) shares of common stock for $100.00.

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation; (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the common stock is changed or exchanged; or (iii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise of the Right, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the “Triggering Events.”

However, Rights are not exercisable following the occurrence of a Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.

The Unit Purchase Price payable, and the number of Series C Units or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series C Preferred Stock, (ii) if holders of the Series C Preferred Stock are granted certain rights or warrants to subscribe for Series C Preferred Stock or convertible securities at less than the current market price of the Series C Preferred Stock, or (iii) upon the distribution to holders of the Series C Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustments in the Unit Purchase Price will be required until cumulative adjustments amount to at least 1% of the Unit Purchase Price. No fractional Series C Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series C Preferred Stock on the last trading date prior to the date of exercise.

At any time after the Stock Acquisition Date, the Company may exchange the Rights (other than Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio equal to (i) a number of shares of common stock per Right with a value equal to the spread between the value of the number of shares of common stock for which the Rights may then be exercised and the Unit Purchase Price or (ii) if prior to the acquisition by the Acquiring Person of 50% or more of the then outstanding shares of common stock, one share of common stock per Right (subject to adjustment).

At any time until ten (10) days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

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Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for common stock (or other consideration) of the Company as set forth above or in the event the Rights are redeemed.

Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board of Directors in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

Opinion of Sandler O’Neill

By letter dated February 20, 2013, the Company retained Sandler O’Neill to act as financial advisor to the Special Committee in connection with the Company’s evaluation of the Transaction. Sandler O’Neill is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler O’Neill is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

Sandler O’Neill acted as financial advisor to the Special Committee in connection with the Transaction and participated in certain of the negotiations leading to the Transaction. At a meeting of the Board of Directors on May 6, 2013, the Board of Directors reviewed the proposed terms of the Transaction, and Sandler O’Neill delivered to the Board of Directors its oral opinion, followed by delivery of its written opinion, that, as of such date, each of the purchase price of the Common Shares and the conversion price of the Conversion Shares was fair, from a financial point of view, to the Company and its unaffiliated stockholders. The full text of Sandler O’Neill’s written opinion dated May 9, 2013 is attached as Annex B to this proxy statement. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O’Neill in rendering its opinion. The description of the opinion set forth below is qualified in its entirety by reference to the opinion. The Company’s stockholders are urged to read the entire opinion carefully in connection with their consideration of the proposed Transaction.

Sandler O’Neill’s opinion speaks only as of the date of the opinion. The opinion was directed to the Special Committee and is directed only to the fairness, from a financial point of view, of the purchase price of the Common Shares and the conversion price of the Conversion Shares to the Company and its unaffiliated stockholders. It does not address the underlying business decision of the Company to engage in the Transaction or any other aspect of the Transaction and is not a recommendation to any the Company stockholder as to how such stockholder should vote at the annual meeting with respect to the Transaction or any other matter.

A summary of the opinion, as well as a summary of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O’Neill in rendering such opinion, is set forth below. All of the data, conclusions and calculations set forth in the summary below were prepared by and are those of Sandler O’Neill and not the Company.

In connection with rendering its opinion on May 9, 2013, Sandler O’Neill reviewed and considered, among other things:

(1)	the Securities Purchase Agreements, the Notes and certain other related transaction documents;

(2)	certain publicly available financial statements and other historical financial information of the Company that Sandler O’Neill deemed relevant;

(3)	internal financial projections for the Company based on an internal budget for the year ending December 31, 2013 as provided by senior management of the Company and estimated growth rates for the years ending December 31, 2014 through December 31, 2018 as provided by senior management of the Company, including the pro forma financial impact of the capital raising transaction on the Company;

(4)	a comparison of certain financial information for the Company with similar institutions for which publicly available information is available;

(5)	the financial terms of certain recent recapitalization and minority investment transactions in the financial institutions and services industries, to the extent publicly available;

(6)	the current market environment generally and in the broker dealer sector in particular; and

(7)	such other information, financial studies, analyses and investigations and financial, economic and market criteria as Sandler O’Neill considered relevant.

Sandler O’Neill also discussed with certain members of senior management of the Company the business, financial condition, results of operations and prospects of the Company.

In performing its analyses, Sandler O’Neill relied upon the accuracy and completeness of all of the financial and other information that was available from public sources, that was provided by the Company or that was otherwise reviewed and assumed such accuracy and completeness for purposes of preparing its opinion.

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Sandler O’Neill relied on the assurances of the senior management of the Company that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. Sandler O’Neill did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of the Company or any of their respective subsidiaries.

In preparing its analyses, Sandler O’Neill used internal financial projections and long-term growth rates, including the pro forma impact of the capital raising Transaction on the Company, as provided by or approved by the senior management of the Company. With respect to these projections, the senior management of the Company confirmed to Sandler O’Neill that those projections reflected the estimates and judgments of management of the future financial performance of the Company and Sandler O’Neill assumed that such performance would be achieved. Sandler O’Neill expressed no opinion as to such estimates or the assumptions on which they are based. Sandler O’Neill assumed that there has been no material change in the respective assets, financial condition, results of operations, business or prospects of the Company since the date of the most recent financial data made available to it, as of the date of its opinion. Sandler O’Neill also assumed in all respects material to its analysis that the Company would remain as going concerns for all periods relevant to Sandler O’Neill’s analyses. Sandler O’Neill expresses no opinion as to any of the legal, accounting and tax matters relating to the Transaction and any other transactions contemplated in connection therewith.

Sandler O’Neill’s opinion is necessarily based on financial, economic, regulatory, market and other conditions as in effect on, and the information made available to it as of its opinion. Events occurring following the issuance of its opinion could materially affect its opinion. Sandler O’Neill has not undertaken to update, revise, reaffirm or withdraw its opinion or otherwise comment upon events occurring after the date thereof.

Sandler O’Neill’s opinion was directed to the Special Committee in connection with its consideration of the Transaction and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote at any meeting of stockholders called to consider and vote upon the Transaction.

Sandler O’Neill’s opinion is directed only to the fairness, from a financial point of view, of the purchase price of the Common Shares and the conversion price of the Conversion Shares to the Company and its unaffiliated stockholders and does not address the underlying business decision of the Company to engage in the Transaction, the relative merits of the Transaction as compared to any other alternative business strategies that might exist for the Company, or the effect of any other transaction in which the Company might engage. Sandler O’Neill’s opinion shall not be reproduced or used for any other purposes, without Sandler O’Neill’s prior written consent, which consent will not be unreasonably withheld. Sandler O’Neill’s opinion has been approved by Sandler O’Neill’s fairness opinion committee.

In rendering its May 9, 2013 opinion, Sandler O’Neill performed a variety of financial analyses. The following is a summary of the material analyses performed by Sandler O’Neill, but is not a complete description of all the analyses underlying Sandler O’Neill’s opinion. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. In arriving at its opinion, Sandler O’Neill did not attribute any particular weight to any analysis or factor that it considered. Rather, Sandler O’Neill made qualitative judgments as to the significance and relevance of each analysis and factor. Sandler O’Neill did not form an opinion as to whether any individual analysis or factor (positive or negative) considered in isolation supported or failed to support its opinion; rather, Sandler O’Neill made its determination as to the fairness of the Transaction consideration on the basis of its experience and professional judgment after considering the results of all its analyses taken as a whole. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O’Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses to be considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O’Neill’s comparative analyses described below is identical to the Company and no transaction is identical to the Transaction. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values, as the case may be, of the Company and the companies to which it is being compared.

In performing its analyses, Sandler O’Neill also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of the Company and Sandler O’Neill. The analysis performed by Sandler O’Neill is not necessarily indicative of actual values or future results, both of which may be significantly more or less favorable than suggested by such analyses. Sandler O’Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the Board of Directors of the Company at the Board’s May 6, 2013 meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler O’Neill’s analyses do not necessarily reflect the value of the common stock or the prices at which the common stock may be sold at any time. The analysis and opinion of Sandler O’Neill was among a number of factors taken into consideration by the Board of Directors in making its determination to enter into the Securities Purchase Agreements and the analyses described below should not be viewed as determinative of the decision the Special Committee or management with respect to the fairness of the Transaction.

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At the May 6, 2013 meeting of the Board of Directors, Sandler O’Neill presented certain financial analyses of the Transaction. The summary below is not a complete description of the analyses underlying the opinions of Sandler O’Neill or the presentation made by Sandler O’Neill to the Special Committee but is instead a summary of the material analyses performed and presented in connection with the opinion.

Summary of Proposal

Sandler O’Neill reviewed the financial terms of the proposed Transaction. According to the terms of the MP Purchase Agreement, MP Buyer will purchase 1,949,167 newly issued common shares of the Company at a price of $2.00 per share for a total purchase price of $3,898,334. MP Buyer will also purchase the MP Note from the Company for an aggregate purchase price of $5,847,501. MP Buyer shall have the option to convert the MP Note any time prior to maturity, into shares of common stock (up to 2,897,204 shares of common stock assuming none of the interest thereunder is paid to the holders thereof in cash) at a conversion price of $3.00 per share. The Cohen Buyer will purchase 800,000 newly issued common shares at a conversion price of $2.00 per share for a total purchase price of $1,600,000. The Cohen Buyer will also purchase the Cohen Note for an aggregate purchase price of $1,600,000. The Cohen Buyer shall have the option to convert the Cohen Note any time prior to maturity, into shares of common stock (up to 1,189,104 shares of common stock assuming none of the interest thereunder is paid to the holders thereof in cash) at a conversion price of $3.00 per share.

Institutional Financial Markets, Inc. - Comparable Company Analysis

Sandler O’Neill used publicly available information to compare selected financial and market trading information for the Company and a group of financial institutions selected by Sandler O’Neill. Sandler O’Neill also used the Company’s preliminary financial data from the quarter ended March 31, 2013, which was provided by management and had not been released to the public as of the date of the opinion.

The Company peer group consisted of the following selected institutional broker dealers with market capitalization of less than $300 million:

Cowen Group, Inc.	Ladenburg Thalmann Financial Services Inc.

SWS Group, Inc.	FBR Capital Markets Corporation

JMP Group Inc.	Gleacher & Company, Inc.

The analysis compared preliminary financial information for the Company for the period ended March 31, 2013 and the median financial and market trading data for the Company peer group as of and for the last twelve months ended March 31, 2013. The table below sets forth the data for the Company and the median data for the Company peer group as of and for the last twelve months ended March 31, 2013, with pricing data as of May 2, 2013.

	Institutional Financial Markets, Inc.	Comparable Group Median
Market Capitalization (in millions)	$34	$216
Stock Price as a Percent of 52 Week High	82.3%	83.2%
Stock Price Change (LTM)	116.8%	(5.2%)
Stock Price Change (YTD)	132.5%	3.3%
Price / Book Value	64%	76%
Price / Tangible Book Value	82%	62%
Price / 2013 Estimated Earnings per Share	NM	19.9%
Price / 2014 Estimated Earnings per Share	19.8%	8.6%
Median Long-Term Growth Rate	N/A	15.0%
Current Year PEG Ratio	N/A	2.8x
Current Dividend Yield	2.87%	0.00%

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Institutional Financial Markets, Inc. – Stock Price Performance

Sandler O’Neill reviewed the history of the publicly reported trading prices of the common stock for the one-year period ended May 2, 2013. Sandler O’Neill also reviewed the history of the publicly reported trading prices of the common stock for the three-year period ended May 2, 2013. Sandler O’Neill then compared the relationship between the movements in the price of the common stock against the movements in the prices of the Company peer group, the NASDAQ Index, the S&P 500 Index and the SNL Financial Broker Dealer Index.

Institutional Financial Markets, Inc. One Year Stock Performance
	Beginning Index Value May 2, 2012	Ending Index Value May 2, 2013
The Company	100%	217%
The Company Peer Group	100%	102%
NASDAQ Index	100%	109%
S&P 500 Index	100%	114%
SNL Financial Broker Dealer Index	100%	123%

Institutional Financial Markets, Inc. Three Year Stock Performance
	Beginning Index Value May 2, 2010	Ending Index Value May 2, 2013
The Company	100%	49%
The Company Peer Group	100%	55%
NASDAQ Index	100%	136%
S&P 500 Index	100%	135%
SNL Financial Broker Dealer Index	100%	93%

Institutional Financial Markets, Inc. – Transaction Overview

Sandler O’Neill performed analysis that compared the pricing of both the Common Shares and the Notes offered in this Transaction. Sandler O’Neill based the analysis on the closing price of the common stock as of May 2, 2013 and a range of time periods prior to date. Additional analysis was also conducted which analyzed pricing to tangible book value and earnings.

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Institutional Financial Markets, Inc. Transaction Overview
	Premium / (Discount) to $2.00 Common Share Pricing	Premium / (Discount) to $3.00 Convertible Note Pricing
Closing Price	(28.3%)	7.5%
Common Offering Price	NA	50.0%
30 Day Average Close	(25.7%)	11.4%
60 Day Average Close	(21.2%)	18.2%
90 Day Average Close	(11.5%)	32.8%
180 Day Average Close	9.5%	64.2%
52 Week Average Close	39.2%	108.8%
52 Week High	(37.5%)	(6.3%)
52 Week Low	153.2%	279.7%
Tangible Book Value (1)	59.0%	88.5%
Adjusted Tangible Book Value (2)	85.8%	128.7%
2012 Earnings per Share	NM	NM
2013 Estimated Earnings per Share (3)	NM	NM

(1)	Data compiled from March 31, 2013 preliminary financial statements; computed as common stockholders’ equity less intangibles divided by 12,237,104 common shares outstanding as of March 31, 2013.
(2)	Data compiled from March 31, 2013 preliminary financial statements; computed as total common stockholders’ equity less intangibles and adjusted for the after-tax impact of $30.5 million of discounted debt to common stock; divided by 12,237,104 common shares outstanding as of March 31, 2013.
(3)	Provided by the Company’s management.

Institutional Financial Markets, Inc. – Discounted Cash Flow Analysis

Sandler O’Neill performed an analysis that estimated the present value of the Company, a common valuation method used by investment banks. The discounted cash flow analysis represents the net present value of the annual free cash flows to the common shareholders from 2013 through 2017 and a terminal value calculated described below.

Sandler O’Neill based the analysis on the Company’s projected earnings stream as derived from the internal financial projections provided by the Company’s management for the year ending December 31, 2013, financial projections based on management approved guidance for years 2014 through 2017, and a long term earnings growth rate for 2018 of 5%, which assumption was agreed by management to be reasonable.

The following table presents selected unaudited prospective financial data (collectively, the “Unaudited Financial Projections”):

($000’s)	2013	2014	2015	2016	2017
Net Income (Loss)	$(4,860)	$2,504	$3,315	$4,597	$5,593
Net Income (Loss) Attributable to IFMI Common Shareholders	(3,351)	1,753	2,321	3,219	3,216

To approximate the terminal value of the Company’s common stock at December 31, 2017, Sandler O’Neill applied price to forward earnings multiples of 8.0x to 16.0x which was a range selected as reasonable deviations, both up and down, based on the range of trading multiples of the companies included in the Company’s peer group. To approximate net working capital requirements, Sandler O’Neill analyzed net working capital requirements ranging from 30% to 70%, which was a range selected as reasonable deviations, both up and down, based upon management’s guidance of reasonable assumptions surrounding expected net working capital requirements. The income streams and terminal values were then discounted to present values using different discount rates ranging from 11.0% to 16.0%, chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of the Company’s common stock and a two-way variance from the discount rate of 13.38%, as determined by Sandler O’Neill. The discount rate was determined by Sandler O’Neill based on the cost of equity calculation, which is the sum of the Risk Free Rate + the Equity Risk Premium + the Size Premium + the Industry Premium. On May 2, 2013, the discount rate calculation was performed as follows: 10 year Treasury yield (1.62%) + Ibbotson 60 year equity risk premium (5.70%) + Ibbotson Size Premium for companies with market caps between $1.0 million and $514.2 million (3.81%) + the Ibbottson Industry Premium for security and commodity brokers, dealers, exchanges and services (2.25%) equals and implied discount rate of 13.38%.

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Earnings Per Share Multiples

Discount Rate	8x	10x	12x	14x	16x
11.00%	$1.57	$1.81	$2.06	$2.30	$2.54
12.00%	$1.51	$1.74	$1.97	$2.20	$2.43
13.00%	$1.45	$1.67	$1.89	$2.11	$2.33
13.38%	$1.42	$1.64	$1.86	$2.08	$2.29
14.00%	$1.39	$1.60	$1.81	$2.02	$2.24
15.00%	$1.33	$1.54	$1.74	$1.94	$2.14
16.00%	$1.28	$1.48	$1.67	$1.86	$2.06

Net Working Capital Requirement

Discount Rate	70%	60%	50%	40%	30%
11.00%	$1.94	$2.00	$2.06	$2.11	$2.17
12.00%	$1.86	$1.91	$1.97	$2.03	$2.08
13.00%	$1.78	$1.83	$1.89	$1.94	$2.00
13.38%	$1.75	$1.81	$1.86	$1.91	$1.97
14.00%	$1.71	$1.76	$1.81	$1.87	$1.92
15.00%	$1.64	$1.69	$1.74	$1.79	$1.84
16.00%	$1.57	$1.62	$1.67	$1.72	$1.77

Sandler O’Neill also considered and discussed with the Board of Directors how this analysis would be affected by changes in the underlying assumptions, including variations with respect to net income. To illustrate this impact, Sandler O’Neill performed a similar analysis assuming the Company’s net income varied from 20% above projections to 20% below projections. This analysis resulted in the following reference ranges of indicated aggregate values for the common stock, using an exit multiple of 12x forward earnings:

Annual Budget Variance

Discount Rate	80%	90%	100%	110%	120%
11.00%	$1.77	$1.91	$2.06	$2.20	$2.35
12.00%	$1.69	$1.83	$1.97	$2.11	$2.25
13.00%	$1.62	$1.76	$1.89	$2.02	$2.15
13.38%	$1.60	$1.73	$1.86	$1.99	$2.12
14.00%	$1.56	$1.69	$1.81	$1.94	$2.07
15.00%	$1.50	$1.62	$1.74	$1.86	$1.98
16.00%	$1.44	$1.55	$1.67	$1.79	$1.90

Institutional Financial Markets, Inc. – Pro Forma Discounted Cash Flow Analysis

Sandler O’Neill also performed an analysis that estimated the present value of the Company, pro forma for the Transaction, a common valuation method used by investment banks. The discounted cash flow analysis represents the net present value of the annual free cash flows to the common shareholders from 2013 through 2017 and a terminal value calculated as described below.

Sandler O’Neill based the analysis on the standalone scenario described above and the anticipated incremental earnings generated from the capital Transaction, which management provided. The pro forma net present value analysis also captures the potential dilutive effects of the convertible notes issued in the Transaction.

To approximate the terminal value of the Company’s common stock at December 31, 2017, Sandler O’Neill applied price to forward earnings multiples of 8.0x to 16.0x which was a range selected as reasonable deviations, both up and down, based on the range of trading multiples of the companies included in the Company’s peer group. To approximate net working capital requirements, Sandler O’Neill analyzed net working capital requirements ranging from 30% to 70%, which was a range selected as reasonable deviations, both up and down, based management’s guidance of reasonable assumptions surrounding expected net working capital requirements. The income streams and terminal values were then discounted to present values using different discount rates ranging from 11.0% to 16.0%, chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of the Company’s common stock and a two-way variance from the discount rate of 13.38%, as determined by Sandler O’Neill. The discount rate was determined by Sandler O’Neill based on the cost of equity calculation, which is the sum of the Risk Free Rate + the Equity Risk Premium + the Size Premium + the Industry Premium. On May 2, 2013, the discount rate calculation was performed as follows: 10 year Treasury yield (1.62%) + Ibbotson 60 year equity risk premium (5.70%) + Ibbotson Size Premium for companies with market caps between $1.0 million and $514.2 million (3.81%) + the Ibbottson Industry Premium for security and commodity brokers, dealers, exchanges and services (2.25%) equals and implied discount rate of 13.38%.

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Earnings Per Share Multiples

Discount Rate	8x	10x	12x	14x	16x
11.00%	$2.19	$2.53	$2.87	$3.21	$3.55
12.00%	$2.11	$2.43	$2.75	$3.08	$3.40
13.00%	$2.02	$2.34	$2.65	$2.96	$3.27
13.38%	$2.00	$2.30	$2.61	$2.91	$3.22
14.00%	$1.95	$2.24	$2.54	$2.84	$3.13
15.00%	$1.87	$2.16	$2.44	$2.73	$3.01
16.00%	$1.80	$2.08	$2.35	$2.62	$2.89

Net Working Capital Requirement

Discount Rate	70%	60%	50%	40%	30%
11.00%	$2.67	$2.77	$2.87	$2.97	$3.07
12.00%	$2.56	$2.66	$2.75	$2.85	$2.95
13.00%	$2.46	$2.55	$2.65	$2.74	$2.84
13.38%	$2.42	$2.51	$2.61	$2.70	$2.79
14.00%	$2.36	$2.45	$2.54	$2.63	$2.73
15.00%	$2.26	$2.35	$2.44	$2.53	$2.62
16.00%	$2.18	$2.26	$2.35	$2.44	$2.52

Sandler O’Neill also considered and discussed with the Board of Directors how this analysis would be affected by changes in the underlying assumptions, including variations with respect to net income. To illustrate this impact, Sandler O’Neill performed a similar analysis assuming the Company’s net income varied from 20% above projections to 20% below projections. This analysis resulted in the following reference ranges of indicated aggregate values for the common stock, using an exit multiple of 12x forward earnings:

Annual Budget Variance

Discount Rate	80%	90%	100%	110%	120%
11.00%	$2.46	$2.67	$2.87	$3.07	$3.28
12.00%	$2.37	$2.56	$2.75	$2.95	$3.14
13.00%	$2.27	$2.46	$2.65	$2.83	$3.02
13.38%	$2.24	$2.42	$2.61	$2.79	$2.97
14.00%	$2.19	$2.36	$2.54	$2.72	$2.90
15.00%	$2.10	$2.27	$2.44	$2.61	$2.78
16.00%	$2.02	$2.19	$2.35	$2.51	$2.68

Sandler O’Neill’s Compensation and Other Relationships with the Company

Sandler O’Neill has acted as financial advisor to the Special Committee in connection with the Transaction. The Special Committee agreed to pay Sandler O’Neill a non-refundable retainer fee of $100,000, to be paid upon the execution of the engagement letter. The Special Committee also agreed that, if Sandler O’Neill was asked by the Special Committee to render an opinion in connection with the Transaction, then the Special Committee would cause the Company to pay Sandler O’Neill a $200,000 fee, payable in immediately available funds at the time such opinion was rendered. The Company has also agreed to reimburse Sandler O’Neill for its reasonable out-of-pocket expenses, up to $25,000 and subject to management approval thereafter, and to indemnify Sandler O’Neill against certain liabilities arising out of its engagement. Sandler O’Neill’s fairness opinion was approved by Sandler O’Neill’s fairness opinion committee.

In the ordinary course of their respective broker and dealer businesses, Sandler O’Neill may purchase securities from and sell securities to the Company and the Mead Park group of companies and their respective affiliates.

Cautionary Statements Concerning the Unaudited Financial Projections

The Company does not, as a matter of course, make public long-term projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. However, this proxy statement includes the Unaudited Financial Projections, which were based on an internal budget for the year ending December 31, 2013 as provided to Sandler O’Neill by senior management of the Company and estimated growth rates for the years ending December 31, 2014 through December 31, 2018 as provided to Sandler O’Neill by senior management of the Company. The Unaudited Financial Projections were provided to the entire Board of Directors in connection with Sandler O’Neill’s May 6, 2013 presentation of its analyses. The inclusion of the Unaudited Financial Projections should not be regarded as an indication that the Company or its advisors or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results.

The Unaudited Financial Projections were prepared solely for use in preparing Sandler O’Neill’s analyses and are subjective in many respects. As a result, there can be no assurance that the prospective results will be realized or that actual results will not be significantly lower or higher than estimated. Since the Unaudited Financial Projections cover multiple years, such information by its nature becomes less predictive for each successive year covered in the Unaudited Financial Projections.

The Company’s stockholders are urged to review the Company’s SEC filings for a description of risk factors with respect to the Company’s business. See “Where You Can Find More Information” on page 77 hereof. The Unaudited Financial Projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines of the SEC or GAAP.

Neither the Company’s independent registered public accounting firm nor any other independent accountants have compiled, examined, or performed any audit or other procedures with respect to the Unaudited Financial Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. The report of the Company’s independent registered public accounting firm contained in this proxy statement relates to the Company’s historical financial information. It does not extend to the Unaudited Financial Projections and should not be read to do so. Furthermore, the Unaudited Financial Projections do not take into account any circumstances or events occurring after the date of Sandler O’Neill’s fairness opinion. Readers of this proxy statement are cautioned not to place undue reliance on the Unaudited Financial Projections. No representation is made by the Company or any other person to any Company stockholder regarding the Company’s ultimate performance compared to the information included in the Unaudited Financial Projections. The inclusion of Unaudited Financial Projections in this proxy statement should not be regarded as an indication that the prospective financial information will be necessarily predictive of actual future events, and such information should not be relied on as such.

The foregoing Unaudited Financial Projections include a number of assumptions and estimates regarding the Company’s results of operations, and financing and investing activities. The assumptions made in preparing the Unaudited Financial Projections may not accurately reflect future conditions. The estimates and assumptions underlying the Unaudited Financial Projections involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions which may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among others, the risk factors with respect to the Company’s business described in the Company’s SEC filings, all of which are difficult to predict and many of which are beyond the Company’s control. See “Where You Can Find More Information” on page 77 hereof. The underlying assumptions may not prove to be accurate and the projected results may not be realized, and actual results likely will differ, and may differ materially, from those reflected in the Unaudited Financial Projections, whether or not the Transaction is completed.

THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE UNAUDITED FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH UNAUDITED FINANCIAL PROJECTIONS ARE NO LONGER APPROPRIATE, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.

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Consequences If Stockholder Approval is Not Obtained

Under the Securities Purchase Agreements, the Company has agreed to seek stockholder approval of the potential issuance of the Common Shares and the Conversion Shares. If either of Proposals Two or Three is not approved, then (i) the Company will not issue the MP Common Shares or the MP Conversion Shares to the MP Buyer, and (ii) the Company will not issue the Cohen Common Shares or the Cohen Conversion Shares to the Cohen Buyer. In addition, if either of Proposals Two or Three is not approved, then each of the Securities Purchase Agreements will be terminable by the parties thereto, and the Registration Rights Agreement and the Amended and Restated Cohen Employment Agreement will immediately terminate and will be of no force or effect.

Interest of Certain Persons in Matters to Be Acted Upon

Identification of Interested Persons

As noted above, Daniel G. Cohen, is our Chairman, Chief Executive Officer and Chief Investment Officer, and is the sole member of the Cohen Buyer, Jack J. DiMaio, Jr. is the Chief Executive Officer and founder of the Mead Park group of companies, and Christopher Ricciardi is a member of the MP Buyer, a founding principal of the Mead Park group of companies, and our former President.

Each of Messrs. DiMaio and Ricciardi has been identified as an interested person because each of Messrs. DiMaio and Ricciardi has an interest in the transaction being voted upon in Proposal Two and each is a nominee for election as a director of the Company pursuant to Proposal One. Mr. Cohen has been identified as an interested person because he has an interest in the transaction being voted upon in Proposal Three and is a director and executive officer of the Company and a nominee for election as a director of the Company pursuant to Proposal One.

Security Holdings of the Interested Parties

Each of Messrs. Cohen and Ricciardi are beneficial owners of shares of the Company’s voting securities and will vote such shares in favor of Proposals Two and Three (see “Share Ownership of Certain Beneficial Owners and Management” below for additional details regarding the voting securities in the Company beneficially owned by each of Messrs. Cohen and Ricciardi). Mr. DiMaio does not currently own any voting securities of the Company.

In October 2011, Mr. Ricciardi forfeited 360,000 shares of restricted stock in exchange for a cash payment. Other than communications in connection with such forfeiture of common stock, ordinary communications with Mr. Ricciardi in his capacity as a stockholder of the Company, communications between the Company’s subsidiaries and Mead Park and its affiliates in the ordinary course of their respective businesses, and the communications and relationships described in the “Background of the Transaction” section above, the Company has not had any relationship or material contact with Mr. Ricciardi since his departure from the Company in August 2011.

Mr. Cohen Will Not be Materially Diluted As A Result of the Transaction

If Proposal Two and Three are approved by the Company’s stockholders, then (i) the MP Buyer will purchase from the Company the MP Common Shares and the MP Note and the holder of the MP Note will be able to convert the MP Note into the MP Conversion Shares, and (ii) the Cohen Buyer will purchase from the Company the Cohen Common Shares and the Cohen Note and the holder of the Cohen Note will be able to convert the Cohen Note into the Cohen Conversion Shares. Through Mr. Cohen’s participation in the Transaction (through the Cohen Buyer’s purchase of the Cohen Common Shares), Mr. Cohen will be able to maintain substantially the same beneficial ownership percentage of the common stock following the consummation of the Transaction as that which he owned immediately prior to the Transaction.

The Securities Purchase Agreements Provide for Messrs. Cohen, DiMaio and Ricciardi to be Nominated to the Board of Directors, and for Mr. DiMaio (and, in certain circumstances described below, Mr. Ricciardi) to be Nominated as Chairman

The MP Purchase Agreement provides that the Board of Directors will nominate Messrs. DiMaio and Ricciardi for election to the Board of Directors at the Company’s 2013 annual meeting of stockholders, recommend their election to the stockholders, and solicit proxies for their election. Following the 2013 annual meeting, at any meeting at which the Company’s stockholders may vote for the election of directors, for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own (i) 15% or more of the Company’s outstanding common stock (counting for such purposes all IFMI Units and all MP Conversion Shares as outstanding shares of common stock), the MP Buyer may designate two individuals to stand for election at such meeting; and (ii) a Minority Ownership Interest, the MP Buyer may designate one individual to stand for election at such meeting. If the collective ownership of the MP Buyer, Mead Park and any of their controlled affiliates and principals falls below these thresholds, then the MP Buyer has agreed to cause its representative or representatives, as applicable, to resign from the Board of Directors.

Under the MP Purchase Agreement, as soon as reasonably practicable following the MP Closing and thereafter for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own a Minority Ownership Interest and Mr. DiMaio is a Company director and agrees to act as Chairman of the Board of Directors, the Company has agreed to cause Mr. DiMaio to be elected and appointed as the Chairman of the Board of Directors. In addition, for so long as the MP Buyer, Mead Park or any of their controlled

33

affiliates and principals collectively own a Minority Ownership Interest, and both (i) Mr. DiMaio is no longer Chairman of the Board of Directors due to his death, disqualification or removal from office as director, and (ii) Mr. Ricciardi is a member of the Board of Directors and agrees to act as Chairman thereof, the Company has agreed to cause Mr. Ricciardi to be elected and appointed as the Chairman of the Board of Directors. In all other situations (including in the event Mr. DiMaio resigns or retires from his positions as Chairman of the Board of Directors), the Chairman of the Board of Directors will be elected and appointed pursuant to the Company’s bylaws.

The Cohen Purchase Agreement provides that, at any meeting at which the stockholders may vote for the election of directors, for so long as the Cohen Buyer or any of its controlled affiliates and principals or any members of Daniel G. Cohen’s “Family Group” (as defined in the Cohen Purchase Agreement) collectively own 10% or more of the Company’s outstanding common stock (counting for such purposes all IFMI Units and all shares of common stock into which the Cohen Note is convertible as outstanding shares of common stock), the Cohen Buyer may designate one individual to stand for election at such meeting. If the collective ownership of the Cohen Buyer and any of its controlled affiliates and principals and members of Mr. Cohen’s Family Group falls below this threshold, then the Cohen Buyer has agreed to cause its representative to resign.

Mr. Cohen’s Amended and Restated Employment Agreement Will Become Effective Upon the Closing of the Transaction

In connection with the transaction contemplated by the Securities Purchase Agreements, on May 9, 2013, the Company entered into an Amended and Restated Employment Agreement, with Mr. Cohen, IFMI, LLC, and, solely for purposes of Sections 6.4 and 7.5 of the agreement, C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP) and C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC). Pursuant to the Amended and Restated Cohen Employment Agreement, Mr. Cohen will serve as the Company’s Vice Chairman of the Board of Directors, President and Chief Executive of the Company’s “European Business” (as defined in the Amended and Restated Cohen Employment Agreement), Vice Chairman of the Board of Managers of IFMI, LLC, and President of Cohen & Company Financial Limited. The Amended and Restated Cohen Employment Agreement amends and restates Mr. Cohen’s Employment Agreement, dated February 18, 2010, with the Company and IFMI, LLC, as amended, and provides for the termination of Mr. Cohen’s Executive Agreement, dated May 31, 2012, with PrinceRidge. The Amended and Restated Cohen Employment Agreement becomes effective upon the earlier of (a) when we hire a new Chief Executive Officer, or (b) when we close the transaction contemplated by the Securities Purchase Agreements. The Amended and Restated Cohen Employment Agreement will automatically terminate and be of no further force or effect if the MP Purchase Agreement is terminated for any reason prior to the closing of the transactions contemplated under such agreement. See “Summary of the Transaction Documents – Description of the Amended and Restated Cohen Employment Agreement” above for additional details regarding the Amended and Restated Cohen Employment Agreement.

The Cohen Buyer and the MP Buyer are Purchasing the Common Shares and will be able to Convert the Notes into the Conversion Shares at Below Book Value

The closing price (as reported by the NYSE MKT) per share of common stock as of July 24, 2013, was $2.42. The diluted book value per share of common stock as of March 31, 2013 was $3.78. The diluted book value per share is calculated by dividing $69,560,000, representing the total permanent equity from our consolidated balance sheet as of March 31, 2013, by 18,379,986, representing the 12,237,104 shares of our common stock issued and outstanding (which includes 752,092 restricted shares of common stock), plus the outstanding unrestricted IFMI, LLC membership units, or IFMI Units, exchangeable into 5,324,090 shares of our common stock, plus our outstanding equity awards consisting of 818,792 restricted units and restricted IFMI Units exchangeable into shares of our common stock.

Other than with respect to Messrs. Cohen and Ricciardi, management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein.

Pro Forma Financial Information

The following unaudited pro forma financial statements give effect to the Securities Purchase Agreements as they had been completed as of March 31, 2013 for balance sheet purposes, and as of January 1, 2012 for the periods presented in the statements of operations purposes. We have adjusted the historical consolidated financial statements of the Company to give effect to pro forma events that are (1) directly attributable to the Securities Purchase Agreements, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the results. The manner in which this pro forma financial information is calculated may differ from similarly titled measures reported by other companies.

The unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the Securities Purchase Agreements had been completed during the period or as of the dates for which the pro forma data is presented, nor is it necessarily indicative of future operating results or the future financial position of the Company. These statements do not give effect to (1) the Company’s results of operations or other transactions or developments since March 31, 2013, (2) the impact of any use of proceeds resulting from the Securities Purchase Agreements, or (3) the effects of events or developments that may occur subsequent to the execution of the Securities Purchase Agreements. The forgoing matters could cause both the Company’s pro forma historical financial position and results of operations, and the Company’s actual future financial position and results of operations, to differ materially from those presented in the accompanying unaudited pro forma financial statements.

The unaudited pro forma consolidated balance sheet and statement of operations and accompanying notes below should be read in conjunction with the historical consolidated financial statements of the Company. The Company’s historical audited financial statements and interim unaudited quarterly financial statements are included on the Company’s Forms 10-K and Forms 10-Q filed with the SEC and are available via the Company’s website at http://www.ifmi.com.

34

INSTITUTIONAL FINANCIAL MARKETS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of March 31, 2013

(Dollars in Thousands)

	Actual	Stock Issuance (A)		Convertible Note Issuance (B)		Pro Forma
Assets
Cash and cash equivalents	$9,775		$5,158		$7,738	$22,671
Receivables from brokers, dealers, and clearing agencies	2,445					2,445
Due from related parties	1,078					1,078
Other receivables	6,995					6,995
Investments-trading	158,914					158,914
Other investments, at fair value	32,638					32,638
Receivables under resale agreements	101,416					101,416
Goodwill	11,113					11,113
Other assets	11,812				510	12,322

Total assets	$336,186		$5,158		$8,248	$349,592

Liabilities
Payables to brokers, dealers and clearing agencies	$57,356	$		$		$57,356
Accounts payable and other liabilities	10,560					10,560
Accrued compensation	3,436					3,436
Trading securities sold, not yet purchased	59,778					59,778
Securities sold under agreement to repurchase	101,580					101,580
Deferred income taxes	6,595					6,595
Debt	26,788				8,248	35,036

Total liabilities	266,093		—		8,248	274,341

Commitments and contingencies
Temporary Equity:
Redeemable non-controlling interest	533					533
Permanent Equity:
Stockholders’ Equity
Preferred Stock	5					5
Common Stock	11		3			14
Additional paid-in capital	66,184		5,155			71,339
Accumulated other comprehensive loss	(767)					(767)
Accumulated deficit	(12,140)					(12,140)

Total stockholders’ equity	53,293		5,158		—	58,451
Non-controlling interest	16,267					16,267

Total permanent equity	69,560		5,158		—	74,718

Total liabilities and equity	$336,186		$5,158		$8,248	$349,592

Total Shares Outstanding	12,237,104		2,749,167		—	14,986,271

35

INSTITUTIONAL FINANCIAL MARKETS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2013

(Dollars in Thousands)

	Actual	Adjustments (C)		Pro Forma
Revenues
Net trading	$13,059	$		$13,059
Asset management	4,762			4,762
New issue and advisory	995			995
Principal transactions and other income	(4,790)			(4,790)

Total revenues	14,026		—	14,026

Operating expenses
Compensation and benefits	13,497			13,497
Business development, occupancy, equipment	1,455			1,455
Subscriptions, clearing, and execution	2,317			2,317
Professional fee and other operating	3,519			3,519
Depreciation and amortization	310			310

Total operating expenses	21,098		—	21,098

Operating income / (loss)	(7,072)		—	(7,072)

Non-operating income / (expense)
Interest expense, net	(1,029)		(188)	(1,217)
Income / (loss) from equity method affiliates	1,519			1,519

Income / (loss) before income taxes	(6,582)		(188)	(6,770)
Income taxes	12			12

Net income / (loss)	(6,594)		(188)	(6,782)
Less: Net income / (loss) attributable to the non-controlling interest	(2,094)		(60)	(2,154)

Net income / (loss) attributable to IFMI	$(4,500)		$(128)	$(4,628)

Income / (loss) per common share-basic (E):
Income / (loss) per common share	$(0.40)	$		$(0.33)

Weighted average shares outstanding-basic	11,350,713		2,749,167	14,099,880
Income / (loss) per common share-diluted (E):
Income / (loss) per common share	$(0.40)	$		$(0.35)

Weighted average shares outstanding-diluted	16,674,803		2,749,167	19,423,970

36

INSTITUTIONAL FINANCIAL MARKETS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

(Dollars in Thousands)

	Actual	Adjustments (D)		Pro Forma
Revenues
Net trading	$69,486	$		$69,486
Asset management	23,172			23,172
New issue and advisory	5,021			5,021
Principal transactions and other income	(2,439)			(2,439)

Total revenues	95,240		—	95,240

Operating expenses
Compensation and benefits	62,951			62,951
Business development, occupancy, equipment	5,795			5,795
Subscriptions, clearing, and execution	11,446			11,446
Professional fees and other operating	13,448			13,448
Depreciation and amortization	1,305			1,305

Total operating expenses	94,945		—	94,945

Operating income / (loss)	295		—	295

Non-operating income / (expense)
Interest expense, net	(3,732)		(744)	(4,476)
Gain on repurchase of debt	86			86
Other income / (expense)	(4,357)			(4,357)
Income / (loss) from equity method affiliates	5,052			5,052

Income / (loss) before income taxes	(2,656)		(744)	(3,400)
Income taxes	(615)			(615)

Net income / (loss)	(2,041)		(744)	(2,785)
Less: Net income / (loss) attributable to the non-controlling interest	(1,073)		(246)	(1,319)

Net income / (loss) attributable to IFMI	$(968)		$(498)	$(1,466)

Income / (loss) per common share-basic (E):
Income / (loss) per common share	$(0.09)	$		$(0.11)

Weighted average shares outstanding-basic	10,732,723		2,749,167	13,481,890
Income / (loss) per common share-diluted (E):
Income / (loss) per common share	$(0.09)	$		$(0.12)

Weighted average shares outstanding-diluted	15,984,921		2,749,167	18,734,088

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Note 1 – Basis of Presentation

The unaudited pro forma financial statements give effect to the Securities Purchase Agreements as if they had occurred on March 31, 2013 for balance sheet purposes, and on January 1, 2012 for purposes of the statement of operations. The unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the Transaction had been completed during the period or as of the dates for which the pro forma data is presented, nor is it necessarily indicative of future operating results or the financial position of the Company.

The Company has concluded that the convertible debt issued should be accounted for as conventional convertible debt under FASB Accounting Standards Codification Topic 470-20. Because the debt is issued at par, no premium or discount will be recorded. Costs associated with the debt offering will be capitalized as deferred financing costs and will be amortized to interest expense over the life of the debt using the effective interest method. Because the costs incurred for the Securities Purchase Agreements include costs of issuing the Notes and costs incurred issuing Common Shares, the Company will allocate the costs incurred to the Notes and the Common Shares based on a pro rata basis based on the total proceeds raised.

All amounts presented in these notes to the pro forma financial statements are in thousands except share and per share amounts.

Note 2 – Pro Forma Adjustments

For purposes of adjustments A and B, we have assumed that the Company incurs total costs of $850 in connection with the Securities Purchase Agreements. The following tables illustrate the total gross proceeds of the Common Shares issuance and the Notes issuance and the allocation of total costs:

CALCULATION OF GROSS PROCEEDS

Common Shares to be issued:
MP Common Shares	1,949,167
Cohen Common Shares	800,000

Total Common Shares	2,749,167
Share Price	$2.00

Gross Proceeds from Common Shares		$5,498	40.0%
Par value of the Notes:
MP Note	$5,848
Cohen Note	2,400

Gross Proceeds from the Notes		8,248	60.0%

Total Combined Gross Proceeds		$13,746	100.0%

ALLOCATION OF COSTS

Total Estimated Costs	$850
	40.0%

Allocation to Common Shares Issuance		$340
Total Estimated Costs	850
	60.0%

Allocation to the Notes		510

Total Estimated Costs		$850

(A)	Increase in cash and total equity of $5,158 represents $5,498 of gross proceeds less $340 of costs allocated to the Common Shares issuance. Increase of equity of $5,158 is allocated between par value of $3 and additional paid in capital of $5,155.

38

(B)	Increase in debt of $8,248 represents the gross proceeds of the Notes. The $510 increase in other assets represents the costs allocated to the Notes which will be treated as deferred financing costs and the remaining $7,738 of the gross proceeds results in an increase in cash and cash equivalents.

For purposes of adjustments C and D, we have assumed that the deferred financing costs recorded in connection with the Securities Purchase Agreements are amortized to interest expense using the effective interest method. The effective interest method calculation results in the following amount of annual amortization of the deferred financing costs. The Securities Purchase Agreements are assumed to be effective January 1, 2012 for purposes of the statements of operations presented herein.

Year	Amortization
2012	$84
2013	92
2014	101
2015	111
2016	122

Total	$510

(C)	Pro forma adjustments to the statement of operations for the three months ended March 31, 2013 include the following:

The pro forma adjustment to interest expense is calculated as follows:

Convertible Note	$8,248
Interest rate	8.0%

660
Amortization of Deferred Financing	92

Total Interest	752
Portion of the year	25.0%

Pro forma adjustment – interest expense	$188

The pro forma adjustment to non-controlling interest is calculated as follows:

Interest Expense	$188
Avfderage non-controlling interest percentage during period	31.725%

Pro forma adjustment – non-controlling interest	$60

(D)	Pro forma adjustments to the statement of operations for the year ended December 31, 2012 include the following:

The pro forma adjustment to interest expense is calculated as follows:

Convertible Note	$8,248
Interest rate	8.0%

660
Amortization of Deferred Financing	84

Total Interest	744
Portion of the year	100.0%

Pro forma adjustment – interest expense	$744

39

The pro forma adjustment to non-controlling interest is calculated as follows:

Interest Expense	$744
Average non-controlling interest percentage during period	33.114%

Pro forma adjustment - non-controlling interest	$246

(E)	The following tables illustrate the pro forma earnings per share calculations:

	For the Three Months Ended March 31, 2013			For the Year Ended December 31, 2012
Basic	Actual	Pro Forma Adjustments	Pro Forma	Actual	Pro Forma Adjustments	Pro Forma
Net income / (loss) attributable to the Company	(4,500)	(128)	(4,628)	(968)	(498)	(1,466)

Weighted Shares	11,350,713	2,749,167	14,099,880	10,732,723	2,749,167	13,481,890
Basic EPS	$(0.40)		$(0.33)	$(0.09)		$(0.11)

Diluted (1)	Actual	Pro Forma Adjustments	Pro Forma	Actual	Pro Forma Adjustments	Pro Forma
Net Income / (loss)	(4,500)	(128)	(4,628)	(968)	(498)	(1,466)
Income / (loss) attributable to non-controlling interest representing IFMI Units exchangeable into shares of common stock (2)	(2,091)	(60)	(2,151)	(857)	(246)	(1,103)
Adjustment for income tax benefit / (expense) (3)	(14)		(14)	307		307

Enterprise Net Income	(6,605)	(188)	(6,793)	(1,518)	(744)	(2,262)

Weighted Shares	16,674,803	2,749,167	19,423,970	15,984,921	2,749,167	18,734,088
Diluted EPS	$(0.40)		$(0.35)	$(0.09)		$(0.12)

(1)	The shares of common stock issuable upon conversion of the Notes have been excluded from this calculation as such an adjustment would be anti-dilutive as calculated using the “if converted” method.
(2)	The IFMI Units not held by the Company (that is, those held by the non-controlling interest) may be redeemed and exchanged into shares of the Company on a one for one basis. These IFMI Units are not included in the computation of basic earnings per share. These IFMI Units enter the computation of diluted earnings per share when the effect is not anti-dilutive.
(3)	If the IFMI Units had been converted at the beginning of the period, the Company would have incurred a higher income tax expense or realized a higher income tax benefit, as applicable.

40

PROPOSAL TWO—APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK TO THE MP BUYER IN

CONNECTION WITH THE MP PURCHASE AGREEMENT

Pursuant to this Proposal Two, we are asking our stockholders to approve, in accordance with Section 713(a) of the NYSE MKT Company Guide, the issuance from the Company to the MP Buyer of (i) 1,949,167 newly issued shares of common stock, representing the MP Common Shares, and (ii) up to an aggregate of 2,897,204 shares, representing the MP Conversion Shares.

Our Board of Directors has unanimously (with Mr. Cohen abstaining) approved the issuance from the Company to the MP Buyer of the MP Common Shares and the MP Conversion Shares and has determined that the approval of such issuance is advisable and in the best interests of the Company and its stockholders.

Please note that the consummation of the transactions under the MP Purchase Agreement is contingent upon the approval of this Proposal Two as well as the approval of Proposal Three and that, if either of this Proposal Two or Proposal Three is not approved by our stockholders, then the Company will not issue the MP Common Shares or the MP Conversion Shares to the MP Buyer and the Company will not issue the Cohen Common Shares or the Cohen Conversion Shares to the Cohen Buyer.

THE BOARD UNANIMOUSLY (WITH MR. COHEN ABSTAINING) RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY APPROVE THE ISSUANCE OF THE MP COMMON SHARES AND THE MP CONVERSION SHARES TO THE MP BUYER IN CONNECTION WITH THE MP PURCHASE AGREEMENT AND HAS DETERMINED THAT SUCH ISSUANCE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY (WITH MR. COHEN ABSTAINING) RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ISSUANCE OF AN AGGREGATE OF 1,949,167 SHARES OF COMMON STOCK, REPRESENTING THE MP COMMON SHARES, AND UP TO 2,897,204 SHARES OF COMMON STOCK, REPRESENTING THE MP CONVERSION SHARES.

41

PROPOSAL THREE—APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK TO THE COHEN

BUYER IN CONNECTION WITH THE COHEN PURCHASE AGREEMENT

Pursuant to this Proposal Three, we are asking our stockholders to approve, in accordance with Section 713(a) of the NYSE MKT Company Guide, the issuance from the Company to the Cohen Buyer of (i) 800,000 newly issued shares of common stock, representing the Cohen Common Shares, and (ii) up to an aggregate of 1,189,104 shares, representing the Cohen Conversion Shares.

Our Board of Directors has unanimously (with Mr. Cohen abstaining) approved the issuance from the Company to the Cohen Buyer of the Cohen Common Shares and the Cohen Conversion Shares and has determined that the approval of such issuance is advisable and in the best interests of the Company and its stockholders.

Please note that the consummation of the transactions under the Cohen Purchase Agreement is contingent upon the approval of this Proposal Three as well as the approval of Proposal Two and that, if either of this Proposal Three or Proposal Two is not approved by our stockholders, then the Company will not issue the MP Common Shares or the MP Conversion Shares to the MP Buyer and the Company will not issue the Cohen Common Shares or the Cohen Conversion Shares to the Cohen Buyer.

THE BOARD UNANIMOUSLY (WITH THE BOARD UNANIMOUSLY (WITH MR. COHEN ABSTAINING) RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY APPROVE THE ISSUANCE OF THE COHEN COMMON SHARES AND THE COHEN CONVERSION SHARES TO THE COHEN BUYER IN CONNECTION WITH THE COHEN PURCHASE AGREEMENT AND HAS DETERMINED THAT SUCH ISSUANCE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY (WITH MR. COHEN ABSTAINING) RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ISSUANCE OF AN AGGREGATE OF 800,000 SHARES OF COMMON STOCK, REPRESENTING THE COHEN COMMON SHARES, AND UP TO 1,189,104 SHARES OF COMMON STOCK, REPRESENTING THE COHEN CONVERSION SHARES.

42

PROPOSAL FOUR—APPROVAL, ON AN ADVISORY BASIS, OF COMPENSATION OF THE NAMED EXECUTIVE

OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in accordance with Section 14A of the Exchange Act and the SEC’s rules. Details regarding such compensation may be found below under the heading “Executive Compensation.”

Pursuant to Section 14A of the Exchange Act, the Company is presenting the following “say on pay” proposal, which gives stockholders the opportunity to approve or not approve the Company’s compensation program for its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, by voting for or against the resolution set forth below. While our Board of Directors intends to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding on the Company or the Board of Directors and is advisory in nature. The Company submits the following proposal:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

The Company’s executive compensation programs are designed to attract, motivate and retain talented executives. In addition, the programs are structured to create an alignment of interests between the Company’s executive officers and stockholders. The Board of Directors and the Compensation Committee monitor executive compensation programs and adopt changes to reflect the competitive market in which the Company competes for talent, as well as general economic, regulatory and legislative developments affecting executive compensation. The Compensation Committee will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term stockholders. Accordingly, we believe that the Company’s executive compensation programs are appropriately designed and work to ensure that management’s interests are closely aligned with stockholders’ interests to create long-term value. Please refer to the section entitled “Executive Compensation” of this proxy statement for additional detail regarding the Company’s executive compensation.

Because your vote on this Proposal is advisory, it will not bind the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take the results into consideration in making future determinations on executive compensation.

43

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following table summarizes the executive compensation earned by the Company’s named executive officers in 2012 and 2011.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)		Total ($)
Daniel G. Cohen	2012	314,444	(6)	—	266,000	(8)	—	900,000	(11)	—	4,116		1,484,560
Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Company, Chairman of the board of managers of PrinceRidge Partners (3)	2011	600,000	(7)	—	—		—	—		—	4,766		604,766
Joseph W. Pooler, Jr.	2012	400,000		—	46,550	(8)	—	250,000	(11)	—	8,183		704,733
Executive Vice President, Chief Financial Officer & Treasurer (4)	2011	400,000		137,018	44,100	(9)	—	87,982	(12)	—	8,033		677,133
John P. Costas	2012	111,111		—	—		—	—		—	1,052,743	(13)	1,163,854
former Chairman of the board of managers of PrinceRidge Partners (5)	2011	116,667		—	3,145,156	(10)	—	—		—	—		3,261,823

(1)	Amounts in this column represent the grant date fair value of the restricted stock award, computed in accordance with FASB Accounting Standards Codification, or ASC, Topic 718, Compensation-Stock Compensation, or FASB ASC 718. The assumptions used in the calculations of these amounts are included in note 20 to the Company’s audited financial statements for the year ended December 31, 2012 in the Company’s Annual Report on Form 10-K. Amounts do not correspond to the actual value that may be recognized by the named executive officer.
(2)	Other than with respect to John P. Costas, the former Chairman of the board of managers of PrinceRidge Partners (see notes 10 and 13 below), amounts in this column represent 401(k) plan matching contributions made by the Company and life insurance premium payments paid by the Company on behalf of Mr. Costas.
(3)	Mr. Cohen has served as the Company’s Chairman of the Board of Directors since October 6, 2006, as the Company’s Chief Executive Officer and Chief Investment Officer since December 16, 2009, and as Chairman of the board of managers of PrinceRidge Partners since July 19, 2012.
(4)	Mr. Pooler has served as the Company’s Executive Vice President and Chief Financial Officer and Treasurer since December 16, 2009.
(5)	Mr. Costas served as the Chairman of the board of managers of PrinceRidge Partners (see note 13 below) until July 19, 2012. Mr. Costas has been included in this chart as he is a named executive officer under SEC rules.
(6)	On February 18, 2010, the Company and IFMI, LLC entered into an Employment Agreement with Daniel G. Cohen, which was amended on December 18, 2012 by Amendment No. 1 to Employment Agreement, or, as so amended, the Cohen IFMI Agreement. Under the Cohen IFMI Agreement, Mr. Cohen’s minimum base salary is $1,000,000. The Company and Mr. Cohen agreed that effective as of July 1, 2011, Mr. Cohen would forgo his salary under the Cohen IFMI Agreement. However, on September 18, 2012, the Compensation Committee approved an increase in Mr. Cohen’s annual guaranteed cash compensation under the Cohen IFMI Agreement to $400,000 per year.

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In addition to the Cohen IFMI Agreement, on May 31, 2011, Mr. Cohen entered into an Executive Agreement, or the Cohen PrinceRidge Agreement, with C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP), or PrinceRidge. Under the Cohen PrinceRidge Agreement, Mr. Cohen serves as the Chief Investment Officer, and Managing Director and Head of the Structured Products division of PrinceRidge.

In 2012, Mr. Cohen received $114,444 of salary under the Cohen IFMI Agreement, and an annual guaranteed payment of $200,000 under the Cohen PrinceRidge Agreement.

(7)	Because Mr. Cohen agreed that, effective as of July 1, 2011, Mr. Cohen would forgo his salary under the Cohen IFMI Agreement, he received only half of his salary, or an aggregate of $500,000, under the Cohen IFMI Agreement in 2011.

Under the Cohen PrinceRidge Agreement, Mr. Cohen is entitled to receive an annual guaranteed payment of $200,000. Because Mr. Cohen did not receive any guaranteed payment with respect to June 2011 under the Cohen PrinceRidge Agreement, Mr. Cohen received only half of his annual guaranteed payment, or an aggregate of $100,000, under the Cohen PrinceRidge Agreement in 2011.

(8)	Effective January 15, 2013, 200,000 restricted shares of our common stock were awarded to Mr. Cohen, and 35,000 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2012 and as more fully discussed below. The grant date fair value per share for these restricted shares was $1.33. These restricted shares were awarded under the 2010 Long-Term Incentive Plan, and will vest as follows: with regard to Mr. Cohen, 100,000 shares will vest on December 31, 2013 and the remaining 100,000 shares will vest on December 31, 2014, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries; and with regard to Mr. Pooler, 17,500 shares will vest on December 31, 2013 and the remaining 17,500 shares will vest on December 31, 2014, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
(9)	Effective March 9, 2012, 30,000 restricted shares were awarded to Mr. Pooler based on his performance in 2011. The grant date fair value per share for these restricted shares was $1.47. These restricted shares were awarded under the 2010 Long-Term Incentive Plan. Of these restricted shares, 15,000 shares vested on December 31, 2012, and 15,000 shares will vest on December 31, 2013 so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
(10)	On May 31, 2011, we completed the initial closing contemplated by the Contribution Agreement, dated April 19, 2011, by and among IFMI, LLC, PrinceRidge and PrinceRidge Partners, whereby we acquired an approximate 70% interest in each of PrinceRidge and PrinceRidge Partners. In connection with our acquisition of PrinceRidge and PrinceRidge Partners, IFMI, LLC entered into the Executive Agreement, dated as of May 31, 2011, by and among IFMI, LLC, PrinceRidge and Mr. Costas, or the Costas Agreement, pursuant to which 424,371 restricted shares of our common stock were awarded to Mr. Costas under the 2010 Long-Term Incentive Plan. The grant date fair value per share for these restricted shares was $3.70 (for an aggregate fair value of $1,570,173). These restricted shares were scheduled to vest as follows: 254,622 shares were scheduled to vest on December 31, 2012, and 169,749 were scheduled to vest on December 31, 2013. In addition, in connection with our acquisition of PrinceRidge and PrinceRidge Partners, effective May 31, 2011, PrinceRidge issued to Mr. Costas 9,336 restricted Class A Units (consisting of 9,336 Profit Units and 9,336 Equity Units of PrinceRidge). The grant date fair value per unit for these restricted Class A Units was $168.70 (for an aggregate fair value of $1,574,983). The restricted units were scheduled to vest as follows: 3,735 units were scheduled to vest on December 31, 2012, 1,867 units were scheduled to vest on December 31, 2013, 1,867 units were scheduled to vest on December 31, 2014, and the remaining 1,867 units were scheduled to vest on December 31, 2015. On July 19, 2012, Mr. Costas agreed to forfeit the restricted shares of our common stock as well as the restricted units of PrinceRidge. See note 13 below.
(11)	Amounts reflect awards under our Company’s Cash Bonus Plan, as more fully discussed below. Pursuant to the terms and conditions of the award agreement, the award began to vest commencing on January 31, 2013, and 11.11% of the remaining award vests on the last day of the eight successive calendar months thereafter, such that the award will be considered to be 100% vested as of September 30, 2013. If the executive officer voluntarily resigns or is terminated for cause prior to September 30, 2013, the executive is obligated to repay to the Company any unvested net amounts of the award which were paid to the executive.
(12)	Amounts reflect awards under our Company’s Cash Bonus Plan, as more fully discussed below.
(13)	Pursuant to the Separation, Release and Repurchase Agreement, or the Costas Separation Agreement, entered into on July 19, 2012 by and among Mr. Costas, the Company, IFMI, LLC, PrinceRidge, and PrinceRidge Partners, Mr. Costas received an aggregate of $1,052,743 as a severance payment in connection with his departure from PrinceRidge and PrinceRidge Partners.

At the beginning of 2011, the Compensation Committee established performance targets for 2011 incentive plan compensation for each of the executive officers at such time based on (a) total revenues (weighted at 25%), and (b) net income (weighted at 75%). The base line amount of each performance target was set by the Compensation Committee at 100% of the actual results in fiscal 2010; the minimum amount of each performance target was set at 70% of the actual results in fiscal 2010; and the maximum amount of each performance target was set at 150% of the actual results in fiscal 2010. The Company achieved at least 70% of the total revenues performance target but did not achieve at least 70% of the net income performance target. Although such named executive officers were eligible to receive incentive plan compensation based on achievement of the minimum total revenues performance target, the Compensation Committee in its discretion decided not to award any incentive plan compensation to Mr. Cohen with respect to the Company’s fiscal 2011 performance. The Compensation Committee in its discretion increased Mr. Pooler’s cash incentive compensation from the amount determined in accordance with the formula previously established based upon Mr. Pooler’s individual accomplishments in fiscal 2011. The amount of the cash incentive compensation paid to Mr. Pooler based upon the previously established formula is reflected under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table. The amount of the discretionary increase in the cash incentive compensation paid to Mr. Pooler is reflected under “Bonus” in the Summary Compensation Table. The Compensation Committee also made an award of restricted stock, which is reflected under “Stock Awards” in the Summary Compensation Table, to Mr. Pooler based upon the achievement by the Company of the minimum total revenues target.

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At the beginning of 2012, the Compensation Committee established performance targets for 2012 incentive plan compensation for each of the executive officers at such time based on (a) total revenues (weighted at 25%), and (b) pre-tax net income (weighted at 75%). The baseline amount of each performance target was set by the Compensation Committee at 100% of the Board approved 2012 budget; the achievement of each performance target would result in a baseline cash incentive award and a baseline equity incentive award for each of the executive officers. The baseline cash incentive award amounts also could, subject to Compensation Committee approval, increase in 20% increments for every 10% increase in performance above the baseline performance targets, and decrease in 20% increments for every 10% shortfall in performance below the baseline performance targets. The baseline equity incentive award amounts could, subject to Compensation Committee approval, decrease in 20% increments for every 10% decrease in performance below the baseline performance targets, but could not increase above the baseline award amounts. After the Compensation Committee considered certain adjustments to the total revenue and pre-tax income performance in 2012, the Company achieved 100% of the adjusted baseline total revenue performance target and achieved 92% of the adjusted baseline pre-tax net income performance target. Although our named executive officers were eligible to receive higher incentive plan compensation based on these levels of achievement, the Compensation Committee in its discretion decided to award 48% of the calculated cash incentive award and 20% of the calculated equity incentive award for the Company’s fiscal 2012 performance. The amount of the cash incentive compensation paid to Mr. Cohen and Mr. Pooler based upon the previously established formula is reflected under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table. The amount of the equity incentive compensation paid to Mr. Cohen and Mr. Pooler based upon the previously established formula is reflected under “Stock Awards” in the Summary Compensation Table.

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Outstanding Equity Awards at Fiscal Year-End 2012

The following table summarizes the equity awards the Company has made to each of the named executive officers that were outstanding as of December 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Daniel G. Cohen	—	—	—	—	—	—		—	—	—
Joseph W. Pooler, Jr.						15,000	(2)	18,000
John P. Costas	—	—	—	—	—	—		—	—	—

(1)	The amounts set forth in this column equal the number of restricted shares of common stock indicated multiplied by the close of the Company’s common stock ($1.20) as reported by the NYSE MKT on December 31, 2012.
(2)	Effective March 9, 2012, 30,000 restricted shares of our common stock were awarded to Mr. Pooler, based on his performance in 2011. These restricted shares were awarded under the 2010 Long-Term Incentive Plan and 15,000 restricted shares vested on December 31, 2012 and the remaining 15,000 restricted shares will vest on December 31, 2013.

Employment Agreements; Termination of Employment and Change of Control Arrangements

Employment Agreements with Named Executive Officers

Daniel G. Cohen, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors

Pursuant to the Cohen IFMI Agreement, Mr. Cohen will serve as the Chairman, Chief Executive Officer and Chief Investment Officer for both the Company and its majority owned subsidiary, IFMI, LLC. The initial term of the Cohen IFMI Agreement ended on December 31, 2012, however, pursuant to the terms of the Cohen IFMI Agreement, the term renewed automatically for an additional one year period at such time and will continue to be renewed for additional one year periods at the end of any renewed term unless terminated by either of the parties in accordance with the terms of the Cohen IFMI Agreement. The Cohen IFMI Agreement provides that Mr. Cohen’s minimum base salary will remain $1,000,000 per annum through December 31, 2010 and that Mr. Cohen’s base salary for fiscal years after 2010 will be determined by the Compensation Committee.

During the term of the Cohen IFMI Agreement, in addition to base salary, for each fiscal year of the Company ending during the term, Mr. Cohen has the opportunity to receive an annual cash bonus in an amount and on such terms to be determined by the Compensation Committee. Although the Cohen IFMI Agreement does not provide for any specific equity awards, it does provide that Mr. Cohen will be entitled to participate in any Company equity compensation plan in which he is eligible to participate, and may, without limitation, be granted, in accordance with any such plan, options to purchase shares of the Company’s common stock, shares of restricted stock, and other equity awards in the discretion of the Compensation Committee.

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The Cohen IFMI Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs.

Pursuant to the Cohen IFMI Agreement, in the event Mr. Cohen is terminated by the Company due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as the case may be) shall be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to the value of his base salary that would have been paid to him for the remainder of the year in which the termination occurs; (c) without duplication of amounts due under (a) and (b), a single-sum payment equal to the value of the highest bonus earned by Mr. Cohen in the one year period preceding the date of termination, multiplied by a fraction (x) the numerator of which is the number of days in the fiscal year preceding the termination and (y) the denominator of which is 365; and (d) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards.

If Mr. Cohen terminates his employment without “Good Reason” (as defined in the Cohen IFMI Agreement) or the Company terminates his employment for “Cause” (as defined in the Cohen IFMI Agreement), Mr. Cohen will only be entitled to any base salary and other benefits earned and accrued prior to the date of termination. If Mr. Cohen terminates his employment with “Good Reason,” the Company terminates his employment without “Cause,” or the Company chooses not to renew the Cohen IFMI Agreement at its termination, Mr. Cohen is entitled to a single-sum payment of an amount equal to three times the average of the base salary amounts paid to Mr. Cohen over the three calendar years prior to the date of such termination or non-renewal; provided, that if the calculation of such payment yields less than $3,000,000, then Mr. Cohen is entitled to receive a single-sum payment of $3,000,000.00 in lieu of such amount.

In the event of a “Change of Control” (as defined in the Cohen IFMI Agreement), all of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Cohen remains with the Company through the first anniversary of a “Change of Control,” but leaves the Company within six months thereafter, such termination will be treated as a termination for “Good Reason,” and Mr. Cohen will be entitled to the compensation set forth in the preceding paragraph.

Pursuant to the Cohen IFMI Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.

All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release.

The Cohen IFMI Agreement contains a non-competition provision restricting Mr. Cohen’s ability to engage in certain activities that are competitive with the Company for a period of six months after the end of the term of the Cohen IFMI Agreement. The Cohen IFMI Agreement also contains customary confidentiality provisions.

In addition to the Cohen IFMI Agreement, on May 31, 2011, Mr. Cohen entered into the Cohen PrinceRidge Agreement, with PrinceRidge, pursuant to which Mr. Cohen will serve as the Chief Investment Officer, and Managing Director and Head of the Structured Products division of PrinceRidge. The initial term of the Cohen PrinceRidge Agreement ends on December 31, 2013, however, the term will be renewed automatically for additional one year periods, unless terminated by either of the parties in accordance with the terms of the Cohen PrinceRidge Agreement.

Pursuant to the Cohen PrinceRidge Agreement, Mr. Cohen will be entitled to receive a guaranteed payment, or the Cohen Guaranteed Payment. The Cohen Guaranteed Payment for 2011 was $200,000, of which Mr. Cohen collected only $100,000, as described below. For 2012 and 2013, the Cohen Guaranteed Payment will be equal to $200,000, plus the amount of the Initial Annual Allocation, or the “Cohen Initial Annual Allocation, for the immediately preceding year, if any. “Initial Annual Allocation” is defined in the Cohen PrinceRidge Agreement as an amount equal to 20% of the “Adjusted Profit” (as defined in the Cohen PrinceRidge Agreement) of PrinceRidge, up to a maximum of $800,000. The Cohen Initial Annual Allocation for 2011 was $0. Consequently, the Cohen Guaranteed Payment for 2012 will be equal to $200,000. The Cohen Guaranteed Payment for 2013 will be equal to $200,000, plus the amount of the Cohen Initial Annual Allocation in 2012, if any.

In addition to the Cohen Initial Annual Allocation, Mr. Cohen is entitled to an annual allocation from PrinceRidge equal to 8 1/3% of “Post-Initial Allocation Profit” (as defined in the Cohen PrinceRidge Agreement) of PrinceRidge, or the Cohen Supplemental Annual Allocation. Subject to certain conditions, for a period of 60 days following the payment of the Cohen Initial Annual Allocation and the Cohen Supplemental Annual Allocation, Mr. Cohen has the opportunity to purchase additional units (the value of which cannot exceed the amount of the Cohen Initial Annual Allocation and the Cohen Supplemental Annual Allocation) of PrinceRidge at a price based on the then-current book value of PrinceRidge.

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The Cohen PrinceRidge Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of PrinceRidge generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs.

Pursuant to the Cohen PrinceRidge Agreement, in the event Mr. Cohen is terminated by PrinceRidge due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as the case may be) shall be entitled to receive (a) any Cohen Guaranteed Payment and other benefits (including any allocations (the “Cohen Prior Year Allocations”), for a fiscal year completed before termination of the Cohen PrinceRidge Agreement but not yet paid) earned and accrued under the Cohen PrinceRidge Agreement prior to the date of termination, as well as any Cohen Initial Annual Allocation and Cohen Supplemental Annual Allocation, or the Cohen Partial Year Allocations, for any portion of a fiscal year completed before termination and earned and accrued but not yet paid under the Cohen PrinceRidge Agreement prior to the termination of the Cohen PrinceRidge Agreement; (b) a single-sum payment equal to the Cohen Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurs; (c) a single-sum payment equal to the sum of (1) the Cohen Initial Annual Allocation, and (2) the Cohen Supplemental Annual Allocation earned by Mr. Cohen, if any, in the fiscal year preceding the date of termination (which amount shall be annualized to the extent the termination occurs prior to the completion of a full fiscal year), multiplied by a fraction (x) the numerator of which is the number of days in the fiscal year preceding the termination, and (y) the denominator of which is 365.

If Mr. Cohen terminates his employment without “Good Reason” (as defined in the Cohen PrinceRidge Agreement) or PrinceRidge terminates his employment for “Cause” (as defined in the Cohen PrinceRidge Agreement), then Mr. Cohen will only be entitled to any Cohen Guaranteed Payment and other benefits (including Cohen Prior Year Allocations and Cohen Partial Year Allocations) earned and accrued prior to the date of termination.

If Mr. Cohen terminates his employment with Good Reason, or PrinceRidge terminates his employment without Cause, then Mr. Cohen will be entitled to receive (a) a single-sum payment equal to accrued but unpaid Cohen Guaranteed Payments and other benefits (including any Cohen Prior Year Allocations), as well as the Cohen Partial Year Allocations, (b) a single-sum payment of an amount equal to three times (1) the average of the Cohen Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of termination, (2) if less than three years have elapsed between the date of the Cohen PrinceRidge Agreement and the date of termination, the highest Cohen Guaranteed Payment paid to Mr. Cohen in any calendar year prior to the date of termination, or (3) if less than 12 months have elapsed from the date of the Cohen PrinceRidge Agreement to the date of termination, the highest Cohen Guaranteed Payment received in any month times 12; and (c) a single-sum payment equal to the sum of (1) the Cohen Initial Annual Allocation and (2) the Cohen Supplemental Annual Allocation earned by the Mr. Cohen, if any, in the fiscal year preceding the date of termination (which amount shall be annualized to the extent the termination occurs prior to the completion of a full fiscal year), multiplied by a fraction (x) the numerator of which is the number of days in the fiscal year preceding the termination, and (y) the denominator of which is 365.

Under the Cohen PrinceRidge Agreement, in the event of a “Change of Control” of the Company (as defined in the Cohen PrinceRidge Agreement), all of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable.

Pursuant to the Cohen PrinceRidge Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.

All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release. The Cohen PrinceRidge Agreement contains a non-competition provision restricting Mr. Cohen’s ability to engage in certain activities that are competitive with PrinceRidge for a period of three months after the end of the term of the Cohen PrinceRidge Agreement. The Cohen PrinceRidge Agreement also contains customary confidentiality provisions.

Under the Cohen IFMI Agreement, Mr. Cohen’s minimum base salary is $1,000,000. In addition, under the Cohen PrinceRidge Agreement, Mr. Cohen is entitled to receive an annual “guaranteed payment” of $200,000. The Company and Mr. Cohen agreed that effective as of July 1, 2011, Mr. Cohen would forgo his salary under the Cohen IFMI Agreement. Mr. Cohen did not receive any guaranteed payment with respect to June 2011 under the Cohen PrinceRidge Agreement. Consequently, Mr. Cohen received an aggregate salary of $600,000 in 2011.

Notwithstanding the foregoing, the Company and Mr. Cohen agreed that effective as of July 1, 2011, Mr. Cohen would forgo his salary under the Cohen IFMI Agreement. On September 18, 2012, the Compensation Committee approved an increase in Mr. Cohen’s annual guaranteed cash compensation by $400,000 per year such that Mr. Cohen’s annual guaranteed cash compensation is now $600,000 per year.

On July 19, 2012, pursuant to the Costas Separation Agreement, John P. Costas resigned from all positions and offices of PrinceRidge, PrinceRidge Partners, IFMI, LLC and their respective affiliates, and as a Board Observer of the Company, and Mr. Cohen was subsequently appointed the Chairman of PrinceRidge.

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In connection with the transactions contemplated by the Securities Purchase Agreements, on May 9, 2013, Mr. Cohen entered into the Amended and Restated Cohen Employment Agreement with the Company and IFMI, LLC, and, solely for purposes of Sections 6.4 and 7.5 thereof, PrinceRidge and PrinceRidge Partners. As described above, the Amended and Restated Cohen Employment Agreement only becomes effective upon the earlier of (a) the date on which the Company hires a new Chief Executive Officer, and (b) the date of the closing of the transactions contemplated by the Securities Purchase Agreements. See “Information Regarding the Issuance of Common Stock Under the Securities Purchase Agreements–Description of the Amended and Restated Cohen Employment Agreement” for additional details regarding the terms and conditions of the Amended and Restated Cohen Employment Agreement.

Joseph W. Pooler, Jr., Chief Financial Officer

Mr. Pooler’s Employment Agreement, dated May 7, 2008 and amended on February 20, 2009 and February 18, 2010, or, collectively, the Pooler Agreement, provides for a minimum salary of $400,000 per annum through December 31, 2010. Mr. Pooler’s base salary for fiscal years after 2010 will be determined by the Compensation Committee. On January 15, 2013, the Compensation Committee increased Mr. Pooler’s salary to $420,000 per year.

The initial term of the Pooler Agreement ended on December 31, 2012, however, pursuant to the terms of the Pooler Agreement, the term renewed automatically for an additional one year period at such time and will continue to be renewed for additional one year periods at the end of any renewed term unless terminated by either of the parties in accordance with the terms of the Pooler Agreement.

Pursuant to the Pooler Agreement, if Mr. Pooler terminates his employment with “Good Reason” (as defined in the Pooler Agreement), the Company terminates his employment without “Cause” (as defined in the Pooler Agreement), or the Company chooses not to renew the Pooler Agreement at its expiration, Mr. Pooler will be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to three times (x) the average of the base salary amounts paid to Mr. Pooler over the three calendar years prior to the date of termination, (y) if less than three years have elapsed between the date of the Pooler Agreement and the date of termination, the highest base salary paid to Mr. Pooler in any calendar year prior to the date of termination, or (z) if less than 12 months have elapsed from the date of the Pooler Agreement to the date of termination, the highest base salary received in any month times 12; (c) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards; (d) payment for outplacement assistance appropriate for Mr. Pooler’s position for a period of one year following termination, such services not to exceed $25,000; and (e) continued family coverage, without incremental cost, in Company sponsored health and dental plans at then-current cost for a period of nine months.

In the event of a “Change of Control” (as defined in the Pooler Agreement), all of Mr. Pooler’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Pooler terminates his employment within the twelve-month period following a Change of Control, such termination will be treated as a termination for “Good Reason” so long as Mr. Pooler makes himself available to provide transition services to the Company, at the request of the Company, for up to twelve months following the Change of Control.

Pursuant to the Pooler Agreement, if any amount payable to or other benefit to which Mr. Pooler is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Pooler, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Pooler.

The Pooler Agreement contains a waiver of any “Good Reason” termination that was available to Mr. Pooler pursuant to the terms of his original employment agreement as a result of the closing of Sunset’s merger with AFT, pursuant to which IFMI, LLC became a majority owned subsidiary of the Company. The Pooler Agreement also acknowledges that Mr. Pooler’s equity-based awards in IFMI, LLC became fully vested and immediately exercisable as of December 16, 2009, the date of the closing of Sunset’s merger with AFT.

During the period of Mr. Pooler’s employment with IFMI, LLC, and the period ending one year following the termination of his employment with IFMI, LLC, Mr. Pooler may not, directly or indirectly through another entity, (a) induce or attempt to induce any employee of IFMI, LLC or its affiliates to leave the employ of IFMI, LLC or such affiliates, or in any way interfere with the relationship between IFMI, LLC and any of its affiliates and any employee thereof, or (b) hire any person who was an employee of IFMI, LLC or any of its affiliates or subsidiaries within 180 days after such person ceased to be an employee of IFMI, LLC or any of its affiliates.

John P. Costas, the former Chairman of PrinceRidge

Mr. Costas served as Chairman of PrinceRidge until July 19, 2012.

On May 31, 2011, Mr. Costas entered into the Costas Agreement, pursuant to which Mr. Costas served as the Chairman of PrinceRidge. The initial term of the Costas Agreement was scheduled to end on December 31, 2013, and such term was to renew automatically for additional one year periods unless terminated by either of the parties in accordance with the terms of the Costas Agreement.

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Pursuant to the Costas Agreement, Mr. Costas was entitled to receive a guaranteed payment, or the Costas Guaranteed Payment. Mr. Costas’s Guaranteed Payment for 2011 was $200,000, of which Mr. Costas collected $116,667 for the period following our acquisition of PrinceRidge and PrinceRidge Partners. For 2012 and 2013, the Costas Guaranteed Payment was to equal $200,000, plus the amount of the Initial Annual Allocation, or the Costas Initial Annual Allocation, for the immediately preceding year, if any. “Initial Annual Allocation” was defined in the Costas Agreement as an amount equal to 20% of the “Adjusted Profit” (as defined in the Costas Agreement) of PrinceRidge, up to a maximum of $800,000. The Costas Initial Annual Allocation for 2011 was $0. Consequently, the Costas Guaranteed Payment for 2012 was to equal $200,000.

In addition to the Costas Initial Annual Allocation, Mr. Costas was entitled to an annual allocation from PrinceRidge equal to 8 1/3% of “Post-Initial Allocation Profit” (as defined in the Costas Agreement) of PrinceRidge, or the Costas Supplemental Annual Allocation. Subject to certain conditions, for a period of 60 days following the payment of the Costas Initial Annual Allocation and the Costas Supplemental Annual Allocation, Mr. Costas was entitled to purchase additional units (the value of which could not exceed the amount of the Costas Initial Annual Allocation and the Costas Supplemental Annual Allocation) of PrinceRidge at a price based on the then-current book value of PrinceRidge.

During the term of the Costas Agreement, the Board of Directors of the Company was entitled to, in its sole discretion, award Mr. Costas an annual bonus in an amount and on such terms to be determined by the Board of Directors of the Company. Any such bonus awarded to Mr. Costas was required to be approved by the Compensation Committee of the Board of Directors of the Company.

Pursuant to the Costas Agreement, on May 31, 2011, Mr. Costas received 424,371 restricted shares of the Company’s common stock, or the Costas Restricted Shares, under the 2010 Long-Term Incentive Plan. Sixty percent of the Costas Restricted Shares were set to vest on December 31, 2012, and the remaining 40% were set to vest on December 31, 2013. All of the Costas Restricted Shares which remained unvested were to be forfeited if Mr. Costas was not providing services to PrinceRidge or its affiliates at any time prior to December 31, 2013; provided, however, (i) if Mr. Costas’ services with PrinceRidge ended prior to January 1, 2013 as the result of Mr. Costas’ terminating the Costas Agreement for “Good Reason” (as defined in the Costas Agreement), or PrinceRidge’s terminating the Costas Agreement without “Cause” (as defined in the Costas Agreement), the unvested Costas Restricted Shares were to be immediately forfeited, and IFMI, LLC was to issue to Mr. Costas the number of IFMI Units equal to the number of Costas Restricted Shares at such time; and (ii) if Mr. Costas’ employment with PrinceRidge ended as the result of Mr. Costas’ terminating the Costas Agreement for Good Reason or PrinceRidge’s terminating the Costas Agreement without Cause on or after January 1, 2013, then any unvested Costas Restricted Shares were to become immediately vested. Under the Costas Agreement, Mr. Costas was not entitled to, prior to January 1, 2013, exercise his right pursuant to Section 12.2(a) of IFMI, LLC’s Amended and Restated Limited Liability Company Agreement, as amended from time to time, to redeem all or a portion of such IFMI Units.

In addition to the Costas Restricted Shares, the Costas Agreement provided for the issuance to Mr. Costas of restricted profit and equity units of PrinceRidge equal to 2.5% (or 9,336 units) of the outstanding units of PrinceRidge under PrinceRidge’s equity compensation plan, or the Costas PrinceRidge Units. Forty percent of the Costas PrinceRidge Units were set to vest on December 31, 2012, 20% were set to vest on December 31, 2013, 20% were set to vest on December 31, 2014, and the remaining 20% were set to vest on December 31, 2015. However, under the Costas Agreement, if Mr. Costas’ services with PrinceRidge ended at any time as the result of Mr. Costas’ terminating the Costas Agreement for Good Reason or PrinceRidge’s terminating the Costas Agreement without cause, any remaining unvested Costas PrinceRidge Units were to become immediately vested.

The Costas Agreement provided that Mr. Costas was entitled to participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that were available to other senior executives of PrinceRidge generally, in each case to the extent that Mr. Costas was eligible under the terms of such plans or programs.

Pursuant to the Costas Agreement, in the event that Mr. Costas was terminated by PrinceRidge due to his death or disability, Mr. Costas (or his estate or beneficiaries, as the case may be) was to be entitled to receive (a) any Costas Guaranteed Payment and other benefits (including any allocations, or the Costas Prior Year Allocations, for a fiscal year completed before termination of the Costas Agreement but not yet paid) earned and accrued under the Costas Agreement prior to the date of termination, as well as any Costas Initial Annual Allocation and Costas Supplemental Annual Allocation, or the Costas Partial Year Allocations, for any portion of a fiscal year completed before termination and earned and accrued but not yet paid under the Costas Agreement prior to the termination of the Costas Agreement; (b) a single-sum payment equal to the Costas Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurred; (c) a single-sum payment equal to the sum of (1) the Costas Initial Annual Allocation, and (2) the Costas Supplemental Annual Allocation earned by Mr. Costas, if any, in the fiscal year preceding the date of termination (which amount was to be annualized to the extent the termination occurred prior to the completion of a full fiscal year), multiplied by a fraction (x) the numerator of which was the number of days in the fiscal year preceding the termination, and (y) the denominator of which was 365.

If Mr. Costas terminated his employment without Good Reason or PrinceRidge terminated his employment for Cause, then Mr. Costas was only to be entitled to any Costas Guaranteed Payment and other benefits (including Costa Prior Year Allocations and Costas Partial Year Allocations) earned and accrued prior to the date of termination.

If Mr. Costas terminated his employment with Good Reason, or PrinceRidge terminated his employment without Cause, then Mr. Costas was to be entitled to receive (a) a single-sum payment equal to accrued but unpaid Costas Guaranteed Payment and other benefits (including any Costas Prior Year Allocations), as well as the Costas Partial Year Allocations, (b) a single-sum payment of an amount equal

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to three times (1) the average of the Costas Guaranteed Payment amounts paid to Mr. Costas over the three calendar years prior to the date of termination, (2) if less than three years had elapsed between the date of the Costas Agreement and the date of termination, the highest Costas Guaranteed Payment paid to Mr. Costas in any calendar year prior to the date of termination, or (3) if less than 12 months had elapsed from the date of the Costas Agreement to the date of termination, the highest Costas Guaranteed Payment received in any month times twelve; and (c) a single-sum payment equal to the sum of (1) the Costas Initial Annual Allocation and (2) the Costas Supplemental Annual Allocation earned by Mr. Costas, if any, in the fiscal year preceding the date of termination (which amount was to be annualized to the extent the termination occurred prior to the completion of a full fiscal year), multiplied by a fraction (x) the numerator of which was the number of days in the fiscal year preceding the termination, and (y) the denominator of which was 365.

Under the Costas Agreement, in the event of a “Change of Control” of the Company (as defined in the Costas Agreement), all of Mr. Costas’s outstanding unvested equity-based awards were to become fully vested and immediately exercisable, as applicable. Only with respect to a Company Change of Control transaction that was first announced after the nine-month anniversary of May 31, 2011, if Mr. Costas remained with PrinceRidge through the first anniversary of a Change of Control, but left PrinceRidge within six months thereafter, such termination was to be treated as a termination for Good Reason, and Mr. Costas was to be entitled to the compensation set forth in the preceding paragraph.

Pursuant to the Costas Agreement, if any amount payable to or other benefit to which Mr. Costas was entitled were to be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Costas, which was deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments were to be reduced (but not below zero) so that the maximum amount was $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments was equal to or greater than $50,000, then there was not to be any such reduction and the full amount of the parachute payment was to be payable to Mr. Costas.

All termination payments, other than for death or disability, were subject to Mr. Costas signing a general release. The Costas Agreement contained a non-competition provision restricting Mr. Costas’s ability to engage in certain activities that were competitive with PrinceRidge for a period of three months after the end of the term of the Costas Agreement. The Costas Agreement also contained customary confidentiality provisions.

Pursuant to the Costas Separation Agreement, Mr. Costas agreed to sell the Costas Securities to PrinceRidge and PrinceRidge Partners. In consideration of the sale of the Costas Securities, on the July 19, 2012, PrinceRidge Partners paid to Mr. Costas an aggregate amount of cash equal to $4,170,042, of which $3,117,299 represented the aggregate value of Mr. Costas’ capital accounts in PrinceRidge and PrinceRidge Partners.

Under the Costa Separation Agreement, Mr. Costas (i) withdrew as a member of PrinceRidge Partners and as a partner of PrinceRidge, and (ii) resigned from all positions and offices of PrinceRidge, PrinceRidge Partners, IFMI, LLC and their respective affiliates, and as a Board Observer of the Company. On July 15, 2012, the Board had removed Mr. Costas as Chairman of the board of managers of PrinceRidge Partners, after which time he continued as an officer of PrinceRidge Partners until July 19, 2012.

Under the Costas Separation Agreement, effective on July 19, 2012, Mr. Costas also agreed to forfeit all of the unvested equity awards that Mr. Costas had received from PrinceRidge, PrinceRidge Partners, IFMI, LLC the Company, and their respective affiliates under the Executive Agreement, dated May 31, 2011, by and among Mr. Costas, PrinceRidge, PrinceRidge Partners, the Company and IFMI, LLC.

Compensation Upon Change of Control or Termination

As described above, Messrs. Cohen and Pooler have, and Mr. Costas had, provisions in their respective employment agreements providing for certain benefits upon the occurrence of certain events, including terminations without cause or for good reason, upon a change in control, or upon the death or disability of the executive. As a part of the negotiations of each employment agreement, the Board of Directors believed that circumstances giving rise to the payments set forth above were appropriate.

Other Compensation Plans

The Company does not generally provide its executive officers with payments or other benefits at, following, or in connection with retirement. The Company does not generally have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.

Cash and Equity Plan Compensation

The Company’s Cash Bonus Plan

In August 2009, our board of directors adopted the Institutional Financial Markets, Inc. (formerly Alesco Financial Inc.) Cash Bonus Plan, or the Company’s Cash Bonus Plan, which was approved by stockholders on December 15, 2009. The purpose of the Company’s Cash Bonus Plan is to provide performance-based cash bonus compensation for participants based on the attainment of one or more performance goals or targets that are related to the financial success of the Company, and that are established from time to time by the Compensation Committee, as part of an integrated compensation program.

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With respect to Company performance in 2011, Joseph W. Pooler, Jr. received a cash bonus under the Company’s Cash Bonus Plan in the amount of $87,982. With respect to Company performance in 2012, Mr. Pooler and Daniel G. Cohen received cash bonuses under the Company’s Cash Bonus Plan in the amounts of $250,000 and $900,000, respectively.

2006 Long-Term Incentive Plan, as amended, and the 2010 Long-Term Incentive Plans

Each of the Company’s 2006 Long-Term Incentive Plan, as amended from time to time, and the 2010 Long-Term Incentive Plan, as amended from time to time, or, together, the equity plans, is administered by the Compensation Committee, except that, in certain circumstances, the Board of Directors may act in its place. The purpose of the equity plans are to induce key employees, directors, officers, advisors and consultants to continue providing services to the Company and its subsidiaries and to encourage them to increase their efforts to make the Company’s business more successful, whether directly or through its subsidiaries or other affiliates. In furtherance of these objectives, the equity plans are designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted shares, phantom shares, dividend equivalent rights and other forms of equity based awards as contemplated by the equity plans, with eligibility for such awards determined by the Compensation Committee. The Compensation Committee and Board of Directors believe that awards of restricted shares, typically vesting over a period of three years or more, are the most effective of the equity-based incentives available under the equity plans in accomplishing its compensation goals.

Equity-based awards to key personnel are generally subject to vesting periods in order to support the achievement of the Company’s performance goals over the long-term and to help retain key personnel. The Compensation Committee determines the number and type of equity-based incentives that should be awarded from time to time to key personnel in light of the Company’s compensation goals and objectives.

Effective March 9, 2012, the Compensation Committee awarded 30,000 restricted shares of our common stock to Mr. Pooler under the 2010 Long-Term Incentive Plan based on his performance in 2011. The closing price of our common stock on March 9, 2012 was $1.47.

Effective January 15, 2013, the Compensation Committee, under the 2010 Long-Term Incentive Plan, awarded 200,000 restricted shares of our common stock to Mr. Cohen and 35,000 to Mr. Pooler based on their respective performance in 2012. The closing price of our common stock on January 15, 2010 was $1.33.

In connection with our acquisition of PrinceRidge and PrinceRidge, IFMI, LLC entered into the Costas Agreement, pursuant to which 424,371 restricted shares of our common stock were awarded to Mr. Costas under the 2010 Long-Term Incentive Plan. The closing price of our common stock on May 31, 2012 was $3.70. These restricted shares were forfeited by Mr. Costas in connection with the Costas Separation Agreement.

IFMI, LLC 2009 Equity Award Plan

In August 2009, IFMI, LLC adopted the 2009 Equity Award Plan to further the strategic goals of IFMI, LLC and the business combination and the interests of the Company following the business combination by helping to attract and retain new and existing employees of IFMI, LLC. Named executive officers of the Company are eligible to participate in the 2009 Equity Award Plan. Under this plan, Mr. Pooler received 50,000 restricted membership units in IFMI, LLC and, pursuant to the Pooler Agreement, all of these restricted membership units vested upon the completion of Sunset’s merger with AFT. Following the business combination, the Company assumed the 2009 Equity Award Plan.

In connection with the 2009 Equity Award Plan, Daniel G. Cohen and IFMI, LLC entered into the Equity Plan Funding Agreement, dated as of August 20, 2009, or the Equity Plan Funding Agreement, whereby Mr. Cohen is required to transfer to: (a) IFMI, LLC the number of IFMI Units equal to the number of IFMI Units to be issued by IFMI, LLC to the participants in 2009 Equity Award Plan in connection with the vesting of a restricted unit of IFMI, LLC issued under the 2009 Equity Award Plan, or (b) the Company the number of shares of the Company’s common stock equal to the number of IFMI Units to be issued by IFMI, LLC to the participants in the 2009 Equity Award Plan in connection with the vesting of a restricted unit of IFMI, LLC issued under the 2009 Equity Award Plan. On December 26, 2012, Mr. Cohen transferred 116,595 restricted shares of the Company’s common stock to the Company in order to satisfy certain of Mr. Cohen’s obligations under the Equity Plan Funding Agreement. As of December 31, 2012, no IFMI Units remained available to be issued pursuant to the 2009 Equity Award Plan.

Perquisites

Perquisites did not constitute a material portion of the compensation paid to the executive officers for fiscal year 2011 or 2012. Executive officers are eligible to participate in all of the Company’s employee benefit plans, such as medical, dental, group life, disability, accidental death and dismemberment insurance and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law.

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COMPENSATION OF DIRECTORS

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. Non-employee directors each received an annual fee in the amount of $32,000 for serving as a director for the fiscal year ended December 31, 2012 and $55,000 in restricted common stock in the Company. The Chairman of the Audit Committee, the Chairman of the Compensation Committee, the Chairman of the Investment Committee, and the Chairman of the Nominating and Corporate Governance Committee received additional annual fees of $20,000, $3,750, $3,750 and $3,750, respectively. The annual fee and the meeting fees were paid in cash.

The table below summarizes the compensation information for the Company’s non-employee directors for the fiscal year ended December 31, 2012. Daniel G. Cohen, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Company is not included in this table as he is deemed a “named executive officer” of the Company. Compensation for Mr. Cohen is shown above on the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Walter T. Beach	32,000	54,999	—	—	—	—	86,999
Rodney E. Bennett	32,000	54,999	—	—	—	—	86,999
Thomas P. Costello	52,000	54,999	—	—	—	—	106,999
G. Steven Dawson	35,750	54,999	—	—	—	—	90,749
Joseph M. Donovan	35,750	54,999	—	—	—	—	90,749
Jack Haraburda	35,750	54,999	—	—	—	—	90,749
Neil Subin	32,000	54,999	—	—	—	—	86,999
Lance Ullom	32,000	54,999	—	—	—	—	86,999
Charles W. Wolcott	32,000	54,999	—	—	—	—	86,999

(1)	Amounts in this column represent annual board fees and annual chair fees earned by non-employee directors for service in 2012.
(2)	Amounts in this column represent the grant date fair value of the restricted stock award, computed in accordance with FASB ASC Topic 718. The grant date fair value per share for these restricted shares was $1.47 and each director was granted 37,414 restricted shares of the Company’s common stock. The assumptions used in the calculations of these amounts were included in note 20 to the Company’s audited financial statements for the year ended December 31, 2012 in the Company’s Annual Report on Form 10-K. Amounts do not correspond to the actual value that may be recognized by the director. As of December 31, 2012, the aggregate number of restricted stock awards outstanding at December 31, 2012 for each director was as follows: (i) Mr. Beach – 37,414 shares; (ii) Mr. Bennett – 37,414 shares; (iii) Mr. Costello – 37,414 shares; (iv) Mr. Dawson – 37,414 shares; (v) Mr. Donovan – 37,414 shares; (vi) Mr. Haraburda – 37,414 shares; (vii) Mr. Subin – 37,414 shares; (viii) Mr. Ullom – 37,414 shares; and (ix) Mr. Wolcott – 37,414 shares.

The Company reimburses all non-employee directors for travel and other reasonable expenses incurred in connection with attending its Board of Directors and committee meetings.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO SECTION 402 OF REGULATION S-K PROMULGATED UNDER THE EXCHANGE ACT. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH NAMED EXECUTIVE OFFICER COMPENSATION.

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PROPOSAL FIVE—APPROVAL, ON AN ADVISORY BASIS, OF FREQUENCY OF

VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act also provides that the Company’s stockholders have the opportunity to indicate how frequently the Company should seek stockholder approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as disclosed in this proxy statement in accordance with Section 14A of the Exchange Act. By voting on this Proposal, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s named executive officers occur once every one, two, or three years.

Our Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the Company and, therefore, our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. By contrast, a more frequent vote might lead to a short-term perspective on executive compensation that is inconsistent with the longer-term approach taken by our Compensation Committee and with which we currently view our business. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation.

We recognize that our stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

The Company submits the following proposal:

“RESOLVED, that the Company hold a stockholder advisory vote to approve the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, with a frequency of once every one year, two years or three years, whichever receives the highest number of votes cast with respect to this resolution.”

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to this Proposal.

Because your vote on this Proposal is advisory, it will not bind the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take the results into consideration in determining how frequently future stockholder advisory votes on the compensation of our named executive officers will occur.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION ONCE EVERY THREE YEARS. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION ONCE EVERY THREE YEARS.

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PROPOSAL SIX—RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Grant Thornton LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required under the laws of the State of Maryland, by our Bylaws or otherwise. However, our Board of Directors believes that it is good corporate practice to seek stockholder ratification of the selection of our independent registered public accounting firm. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm during the year if it determines that such a change would be in our best interests and those of our stockholders.

Representatives of Grant Thornton LLP are expected to be present at the Company’s 2013 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH RATIFICATION.

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PRINCIPAL ACCOUNTING FIRM FEES

During the years ended December 31, 2012 and December 31, 2011, Grant Thornton LLP provided various audit and non-audit services to the Company and its subsidiaries. The aggregate fees billed by Grant Thornton LLP to the Company and its subsidiaries for the years ended December 31, 2012 and 2011 were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Audit Fees (1)	$645,000	$795,000
Audit-Related Fees (2)	$25,175	$25,750
Tax Fees (3)	—	—
All Other (4)	—	—
Total Principal Accounting Firm Fees	$670,175	$820,750

(1)	Audit fees relate to services rendered by Grant Thornton LLP in connection with: (a) the audit of the annual financial statements included in our Annual Report on Form 10-K and services attendant to, or required by, statute or regulation; (b) reviews of the interim financial statements; (c) other services related to SEC and other regulatory filings, including providing consents; (d) services provided in connection with the statutory audits of the U.S. broker-dealer and the UK and French subsidiaries; and (e) accounting and financial consultation attendant to the audit.

(2)	Audit-related fees include fees related to the Company’s 401(k) savings plan.

(3)	There were no tax fees.
(4)	There were no other fees.

The Audit Committee must pre-approve all audit services and non-audit services provided to the Company or our subsidiaries by our independent registered public accounting firm, except for non-audit services covered by the de minimis exception in Section 10A of the Exchange Act.

The Audit Committee considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm at our Audit Committee’s regularly scheduled and special meetings. The Audit Committee has delegated to its Chairman, an independent member of our Board of Directors, the authority to grant pre-approvals of all audit, review and attest services and non-attest services other than the fees and terms for our annual audit, provided that any such pre-approval by the Chairman shall be reported to our Audit Committee at its next scheduled meeting.

The Audit Committee has considered whether the provision of these services is compatible with maintaining the independent registered public accounting firm’s independence and has determined that such services have not adversely affected the independence of our independent registered public accounting firm.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is a report by the Audit Committee regarding the responsibilities and functions of the Audit Committee. This report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Exchange Act, except to the extent the Company specifically incorporates this report of the Audit Committee by reference therein.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors in accordance with the Audit Committee charter. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with GAAP. Our independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and, if required by applicable law, an audit of the effective operation of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review these processes. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2012, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and the independent registered public accounting firm the Company’s internal controls over financial reporting, including a review of management’s and the independent registered public accounting firm’s assessments of and reports on the effectiveness of internal controls over financial reporting and any significant deficiencies or material weaknesses and discussed with management and the independent registered public accounting firm, as applicable, the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002, as amended, to accompany the Company’s periodic filings with the SEC.

In addition, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on their independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as currently in effect, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to their independence. When considering the independence of the independent registered public accounting firm, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit of the Company’s consolidated financial statements and reviews of its consolidated financial statements, including in its quarterly reports on Form 10-Q, was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the year ended December 31, 2012 be included in the Annual Report on Form 10-K.

The Audit Committee is composed of three independent non-employee directors and operates under a written charter adopted by the Board of Directors (which is available on our website at http://www.ifmi.com). The Audit Committee consists of Messrs. Wolcott, Ullom and Costello, who serves as the Audit Committee Chairman. The Board of Directors, in its judgment, has determined that each committee member meets the independence requirements of the SEC and NYSE MKT. The Board of Directors has also determined that each member of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the applicable NYSE MKT listing standards currently in effect, and that Mr. Costello is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K.

The Audit Committee held six meetings during fiscal year 2012. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and the independent registered public accounting firm. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. Committee members rely, without independent investigation or verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with GAAP or that Grant Thornton LLP is in fact “independent.”

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Respectfully Submitted,

Audit Committee

Thomas P. Costello, Chairman

Charles W. Wolcott

Lance Ullom

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SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of July 29, 2013 by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, (2) each current director, (3) each named executive officer, and (4) all current directors and executive officers as a group. The number of shares of our stock beneficially owned by each entity, person, director, executive officer or named executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any stock as to which the individual has the sole or shared voting power or investment power and also any stock that the individual has a right to acquire within 60 days from July 29, 2013 through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting and investment power with respect to the stock set forth in the following table.

Name	Series E Preferred Stock Beneficially Owned	Percent of Class (1)	Common Stock Beneficially Owned	Percent of Class (2)
Five or greater percent owner:
Christopher Ricciardi (3)	—	—	1,472,175	12.0
Stephanie Ricciardi (4)	—	—	1,465,144	12.0
Directors and Named Executive Officers:
Daniel G. Cohen (5)	4,983,557	100	703,142	5.8
Joseph W. Pooler, Jr. (6)	—	—	167,895	1.4
Walter T. Beach (7)	—	—	124,962	1.0
Rodney E. Bennett (8)	—	—	80,643		*
John P. Costas (9)	—	—	—		*
Thomas P. Costello (10)	—	—	82,153		*
G. Steven Dawson (11)	—	—	96,162		*
Joseph M. Donovan (12)	—	—	126,809	1.0
Jack Haraburda (13)	—	—	81,953		*
Neil S. Subin (14)	—	—	142,858	1.2
Lance Ullom (15)	—	—	102,303		*
Charles W. Wolcott (16)	—	—	84,893		*
All current executive officers and directors as a group (12 persons)	4,983,557	100	1,873,389	15.3

*	Beneficial ownership of less than 1% of the class is omitted.
(1)	Based on 4,983,557 shares of the Series E Voting Non-Convertible Preferred Stock issued and outstanding on July 29, 2013.
(2)	Based on 12,237,104 shares of the Company’s common stock issued and outstanding on July 29, 2013.
(3)	Mr. Ricciardi was the Company’s President from December 16, 2009 to August 31, 2011. The common stock includes 1,351,721 shares held in a joint account with Mrs. Ricciardi. The common stock includes 48,448 shares held by Mrs. Ricciardi, of which Mr. Ricciardi may be deemed a beneficial owner. Mr. Ricciardi may be deemed the beneficial owner of 64,975 shares of common stock held by The Ricciardi Family Foundation as a result of his position on the board of directors of the foundation. Mr. Ricciardi disclaims any interest in the 64,975 shares beyond his pecuniary interest. The number of shares of common stock with respect to which Mr. Ricciardi would have sole voting and dispositive power is 7,031. With respect to the Company common stock that Mr. Ricciardi holds or may be deemed the beneficial owner of, this information is based on a Schedule 13D filed with the SEC on July 2, 2009, as amended on December 21, 2009, December 24, 2009, March 29, 2010, April 25, 2011, June 17, 2011 and May 15, 2013, and other information provided by Mr. Ricciardi. The address for this stockholder is c/o Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

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(4)	Mrs. Ricciardi is the spouse of Christopher Ricciardi, the Company’s former President. The common stock includes 1,351,721 shares held in a joint account with Mr. Ricciardi and 48,448 shares held individually. Mrs. Ricciardi may be deemed the beneficial owner of 64,975 shares of common stock held by The Ricciardi Family Foundation as a result of her position on the board of directors of the foundation. Mrs. Ricciardi disclaims any interest in the 64,975 shares beyond her pecuniary interest. Mrs. Ricciardi shares voting and dispositive power with respect to all of the common stock. With respect to the Company common stock that Mr. Ricciardi holds or may be deemed the beneficial owner of, this information is based on a Schedule 13D filed with the SEC on July 2, 2009, as amended on December 21, 2009, December 24, 2009, March 29, 2010, April 25, 2011, June 17, 2011 and May 15, 2013, and other information provided by Mr. Ricciardi. The address for this stockholder is c/o Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.
(5)	Mr. Cohen is the Chairman of the Board and Chief Executive Officer and Chief Investment Officer of the Company. 3,250 shares of common stock are pledged by Mr. Cohen as security. The common stock includes 200,000 restricted shares that have yet to vest; 100,000 of such restricted shares will vest on December 31, 2013, and the remaining 100,000 of such restricted shares will vest on December 31, 2014, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. In addition, the common stock includes 187,244 shares of common stock held directly by Mr. Cohen.
(6)	Mr. Pooler is the Executive Vice President, Chief Financial Officer and Treasurer of the Company. The common stock includes 50,000 restricted shares that have yet to vest; 32,500 of such restricted shares will vest on December 31, 2013, and 17,500 of such restricted shares will vest on December 31, 2014, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
(7)	Mr. Beach is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(8)	Mr. Bennett is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(9)	Mr. Costas is the former Chairman of PrinceRidge, an indirect subsidiary of the Company.
(10)	Mr. Costello is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(11)	Mr. Dawson is a director of the Company. Of these securities, 19,353 are held by Corriente Private Trust, and 57,578 are held by Regents Gate Associates, LLC. Mr. Dawson is the primary trustee and sole beneficiary of Corriente Private Trust and, through Corriente Private Trust, he has voting and investment control with respect to the securities held therein. Corriente Private Trust is one of the two members of Regents Gate Associates, LLC, the other member is Mr. Dawson’s spouse’s trust. Mr. Dawson disclaims any interest in these securities beyond his pecuniary interest. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(12)	Mr. Donovan is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(13)	Mr. Haraburda is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(14)	Mr. Subin is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(15)	Mr. Ullom is a director of the Company. The common stock includes 19,700 shares held in a trust for the benefit of Mr. Ullom’s spouse and 19,231 restricted shares that will vest on March 4, 2014.
(16)	Mr. Wolcott is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, which are referred to in this report as “reporting persons,” to file reports of ownership and changes in ownership with the SEC. Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC. To our knowledge, based solely on our review of the copies of the Section 16(a) forms furnished to us or upon written representations from certain of these reporting persons that no other reports were required, all Section 16(a) filing requirements applicable to the reporting persons were timely filed during our 2012 fiscal year.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION

This section of our proxy statement contains information about a variety of our corporate governance policies and practices. In this section, you will find information about how we are complying with the corporate governance rules of the NYSE MKT, which were approved by the SEC. We are committed to operating our business under strong and accountable corporate governance practices. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.

Code of Business Conduct and Ethics

We have established a Code of Business Conduct and Ethics, or the Code of Ethics, which sets forth basic principles of conduct and ethics to guide all of our employees, officers and directors. The purpose of the Code of Ethics is to:

•	Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

Promote avoidance of conflicts of interest, including disclosure to an appropriate person or committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

•	Promote full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•	Promote compliance with applicable governmental laws, rules and regulations;

•	Promote the prompt internal reporting to an appropriate person or committee of violations of the Code of Ethics;

•	Promote accountability for adherence to the Code of Ethics;

•	Provide guidance to employees, officers and directors to help them recognize and deal with ethical issues;

•	Provide mechanisms to report unethical conduct; and

•	Help foster our long-standing culture of honesty and accountability.

A waiver of any provision of the Code of Ethics as it relates to any director or executive officer must be approved by our Board of Directors without the involvement of any director who will be personally affected by the waiver or by a committee consisting entirely of directors, none of whom will be personally affected by the waiver. Waivers of the Code of Ethics for directors or executive officers will be promptly disclosed to our stockholders as required by applicable law. A waiver of any provision of the Code of Ethics as it relates to any other officer or employee must be approved by our Chief Financial Officer or Chief Legal Officer, if any, but only upon such officer or employee making full disclosure in advance of the behavior in question.

The Code of Ethics is available on our website at http://www.ifmi.com and is also available in print free of charge to any stockholder who requests a copy by submitting a written request to Rachael Fink, our Secretary, at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

Director Independence

If all of the director nominees are elected to the Board of Directors, then our Board of Directors will be comprised of a majority of independent directors. In order for a director to be considered “independent,” our Board of Directors must affirmatively determine, based upon its review of all relevant facts and circumstances and after considering all applicable relationships, if any, that each of the directors has no direct or indirect material relationship with the Company or its affiliates and satisfies the criteria for independence established by the NYSE MKT and the applicable rules promulgated by the SEC. Our Board of Directors has determined that each of the following director nominees is independent: Thomas P. Costello, G. Steven Dawson, Joseph M. Donovan, Jack Haraburda, and Neil S. Subin. Our Board of Directors has determined that Daniel G. Cohen, the Company’s Chairman and Chief Executive Officer, is not independent because he is an

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executive officer of the Company. Our Board of Directors has determined that Christopher Ricciardi will not be independent because he was employed by the Company during the past three years. Lastly, our Board of Directors has determined that Jack J. DiMaio, Jr. is not independent because of the contractual relationships and obligations among the Company, the MP Buyer and Mead Park Holdings LP (these relationships and obligations are described under the heading “Information regarding the Issuance of Common Stock Under the Securities Purchase Agreements” above).

It is the policy of our Board of Directors that the independent members of our Board of Directors meet separately without management directors at least twice per year during regularly scheduled Board meetings to discuss such matters as the independent directors consider appropriate. In 2012, the Company’s independent directors met separately without management directors two times.

Leadership Structure

The current leadership structure of the Board of Directors includes (a) a combined Chairman of the Board and Chief Executive Officer, and (b) independent, active and effective directors of equal importance and with an equal vote. The independent directors meet without management present at regularly scheduled executive sessions. The Board does not have a lead independent director.

Currently, the positions of Chairman of the Board and Chief Executive Officer are combined and held by Daniel G. Cohen. Mr. Cohen’s in-depth knowledge of the Company’s strategic priorities and operations has enabled him to facilitate effective communication between management and the Board of Directors and to see that key issues and recommendations are brought to the attention of the Board of Directors, thus providing the Company an effective leadership structure. The current leadership model, when combined with the composition of the Board, the strong leadership of our independent directors and Board committees and the highly effective corporate governance structures and processes already in place, has struck, in the Board’s view, an appropriate balance between consistent leadership and independent oversight of the Company’s business and affairs. However, in the event that the transactions contemplated by the Securities Purchase Agreements are consummated, our leadership structure will change. In accordance with the Securities Purchase Agreements, the Chairman of the Board of Directors and Chief Executive Officer will no longer be combined—Mr. Jack J. DiMaio, Jr. will serve as the Chairman of the Board of Directors and the Board of Directors will appoint another individual to serve as our Chief Executive Officer. Although the Board believes that the Company has been, and continues to be, well served by having Mr. Cohen serve as both Chairman of the Board and Chief Executive Officer, the separation of the Chairman of the Board of Directors and Chief Executive Officer roles is commonly utilized by other public companies in the United States, and we believe that this leadership structure will prove to be highly effective for the Company. The separation of the offices will allow Mr. DiMaio to focus on the management of Board matters and will allow our Chief Executive Officer to focus his or her talents and attention on managing our business.

The Board of Directors believes that it is in the best interests of the Company and its stockholders for the Board of Directors to make a determination on whether to separate or combine the roles of Chairman of the Board and Chief Executive Officer based upon the Company’s circumstances at any particular point in time. The Nominating and Corporate Governance Committee periodically reviews the leadership structure to determine if it is in the best interests of the Company and stockholders.

Role of the Board in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas conducted by relevant Board committees that report on their findings to the Board. The oversight responsibility of the Board and the Board committees is facilitated by management reporting processes designed to provide information to the Board concerning the identification, assessment and management of critical risks and management’s risk mitigation strategies and practices. These areas of focus include compensation, financial (including accounting, reporting, credit, liquidity and tax), operational, legal, regulatory, compliance, political and strategic risks. The full Board (or the appropriate Board committee), in concert with the appropriate members of management within the Company, reviews management reports to formulate risk identification, risk management and risk mitigation strategies. When a Board committee initially reviews management reports, the Chairman of the relevant Board committee briefs the full Board on the specifics of the matter at the next Board meeting. This process enables the Board to coordinate the risk oversight role, particularly with respect to risks spanning more than one operational area. The Board’s role in risk oversight does not have a direct effect on the Board’s leadership structure.

Recommendation of Nominees to Our Board of Directors

Our Board of Directors is responsible for the selection of nominees for election or appointment to the Board of Directors based on recommendations of our Nominating and Corporate Governance Committee, which is currently comprised of Mr. Walter T. Beach, Mr. Dawson and Mr. Haraburda. Our Nominating and Corporate Governance Committee may consider nominees recommended by management and stockholders using the criteria approved by the Board of Directors to evaluate all candidates. Our Nominating and Corporate Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable for members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, our Nominating and Corporate Governance Committee recommends the candidate for consideration by the full Board of Directors. Our Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity.

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Our Board of Directors’ policy is to encourage the selection of directors who will contribute to our overall corporate goals. Our Nominating and Corporate Governance Committee may, from time to time, review the appropriate skills and characteristics required of members of our Board of Directors, including such factors as business experience, diversity and personal skills in finance, marketing, financial reporting and other areas that are expected to contribute to an effective board. We do not have a specific policy on diversity of the Board of Directors. Instead, the Board of Directors evaluates nominees in the context of the Board of Directors as a whole, with the objective of recommending a group that can best support the success of the business and, based on the group’s diversity of experience, represent stockholder interests through the exercise of sound judgment. Such diversity of experience may be enhanced by a mix of different professional and personal backgrounds and experiences. Diversity is considered broadly and includes variety in personal and professional backgrounds, experience and skills, geographic location, as well as differences in gender, race, ethnicity and age. In evaluating potential candidates for our Board of Directors, our Nominating and Corporate Governance Committee will consider these factors in light of the specific needs of the Board at the time of such evaluation.

Our Nominating and Corporate Governance Committee may consider director candidates recommended by our stockholders. Our Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of our Board of Directors. To recommend a prospective nominee for the consideration of our Nominating and Corporate Governance Committee, the candidate’s name and qualifications must be submitted in writing to our Secretary at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

Communications with Our Company

Any employee, stockholder or other person may communicate with our Board of Directors or individual directors. Any such communications may be sent in writing to Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104, Attn: Board of Directors.

Our Audit Committee has also established procedures for (a) the receipt, retention, and treatment of complaints received by our Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of our Company, you may do so in writing to the Chairman of the Audit Committee at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

Any such communications may be made anonymously. We also have a compliance hotline that may be used, on an anonymous basis or otherwise, to report any concerns or violations of our standards of conduct, policies or laws and regulations. The number to the hotline is (800) 399-3595.

Director Attendance at Annual Meeting

Although director attendance at our annual meeting each year is strongly encouraged, we do not have an attendance policy. All ten of our directors attended our 2012 annual meeting.

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MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS

Meetings of the Board of Directors

During the 2012 fiscal year, our Board of Directors held five meetings. Each of our directors attended at least 75% of the total number of meetings held by our Board of Directors during the 2012 fiscal year, other than Mr. Subin who missed three board meetings.

Committees of the Board of Directors

The Board of Directors currently has four standing committees: the Audit Committee, the Compensation Committee, the Investment Committee, and the Nominating and Corporate Governance Committee. The Board of Directors has affirmatively determined that each committee member satisfies the independence requirements of the NYSE MKT and the SEC for membership on our Board committees. From time to time our Board of Directors may establish a new committee or disband a current committee, depending upon the circumstances.

Audit Committee

We have a separately designated standing Audit Committee of our Board of Directors, as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Audit Committee is currently comprised of three of our independent directors: Mr. Thomas P. Costello, Mr. Lance Ullom and Mr. Charles W. Wolcott. Mr. Costello is the Chairman of our Audit Committee. Our Board of Directors has determined that each of the members of our Audit Committee is “independent” within the meaning of the rules of the NYSE MKT and the SEC and that each of the members of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE MKT. In addition, our Board of Directors has determined that Mr. Costello is an “audit committee financial expert” as defined by the SEC. Our Audit Committee operates under a written charter that was originally adopted in 2006 and amended in 2007 and 2009. A copy of the charter may be found on our website at http://www.ifmi.com and will be provided in print, free of charge, to any stockholder who requests a copy by submitting a written request to our Secretary at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104. Our Audit Committee met six times in 2012. Each of the committee members attended all of the meetings of our Audit Committee held during fiscal year 2012.

Our Audit Committee has responsibility for engaging independent registered public accounting firms, reviewing with them the plans and results of the audit engagement, approving the professional services they provide to us, reviewing their independence and considering the range of audit and non-audit fees. Our Audit Committee assists our Board of Directors with oversight of (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the qualifications, independence and performance of the registered public accounting firm that we employ for the audit of our financial statements; and (d) the performance of the people responsible for our internal audit function. Among other things, our Audit Committee prepares the Audit Committee report for inclusion in our annual proxy statement, conducts an annual review of its charter, and evaluates its performance on an annual basis. Our Audit Committee also establishes procedures for the receipt, retention, and treatment of complaints that we receive regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Our Audit Committee has the authority to retain counsel and other experts or consultants at our expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of our Board of Directors.

Compensation Committee

The members of the Compensation Committee are Mr. Rodney E. Bennett, Mr. Joseph M. Donovan and Mr. Jack Haraburda. Mr. Haraburda is the Chairman of the Compensation Committee. Our Board of Directors has determined that each of the members of the Compensation Committee is “independent” within the meaning of the rules of the NYSE MKT.

The Compensation Committee assists our Board of Directors in discharging its responsibilities relating to compensation of our directors and officers. The Compensation Committee has overall responsibility for evaluating, recommending changes to and administering our compensation plans, policies and programs. Among other things, the Compensation Committee (a) reviews the Company’s overall compensation structure, policies and programs; (b) makes recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans; (c) annually reviews the compensation of directors for service on the Board of Directors and its committees and recommends changes in Board compensation; (d) annually reviews the performance of our Chief Executive Officer and communicates the results of the review to the Chief Executive Officer and to the Board of Directors; (e) if required by applicable law, produces an annual report on executive compensation for inclusion in our annual proxy statement; (f) annually reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board for approval; and (g) annually reviews its performance. The Compensation Committee has authority to grant awards under our 2006 Long-Term Incentive Plan, as amended, and our Amended and Restated 2010 Long-Term Incentive Plan, or the 2010 Long-Term Incentive Plan. The Compensation Committee also has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of the Board of Directors. Mr. Cohen recommended the amount and form of compensation for each executive officer to the Compensation Committee. No other executive officer had any role determining or recommending the amount or form of executive officer or director compensation.

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The Compensation Committee operates under a written charter that was originally adopted in 2006 and amended in 2009. A copy of the charter may be found on our website at http://www.ifmi.com and will be provided in print, without charge, to any stockholder who requests a copy. The Compensation Committee met five times in 2012. Each of the committee members attended all of the meetings of our Compensation Committee held during fiscal year 2012, other than Mr. Bennett who missed one meeting.

Investment Committee

The members of the Investment Committee are Messrs. Dawson, Donovan and Ullom. Mr. Donovan is the Chairman of the Investment Committee. Our Board of Directors has determined that each of the members of the Investment Committee is “independent” within the meaning of the rules of the NYSE MKT. Formed in 2010, the Investment Committee’s primary function is to assist the Board of Directors in its oversight of the Company’s investment objectives, practices, strategies and policies. The Investment Committee did not meet in 2012.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Beach, Dawson and Haraburda. Mr. Dawson is the Chairman of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is “independent” within the meaning of the rules of the NYSE MKT.

The Nominating and Corporate Governance Committee’s primary functions are to (a) recommend to the Board of Directors qualified candidates for election as directors and recommend a slate of nominees for election as directors at our annual meeting; (b) periodically prepare and submit to the Board of Directors for adoption its selection criteria for director nominees; (c) review and make recommendations on matters involving the general operation of the Board of Directors, including development and recommendation of our corporate governance guidelines; (d) annually recommend to the Board of Directors nominees for each committee of the Board; and (e) facilitate the assessment of the Board’s performance as a whole and of the individual directors and report thereon to the Board of Directors. The Nominating and Corporate Governance Committee has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking the approval of the Board of Directors.

The Nominating and Corporate Governance Committee operates under a written charter that was originally adopted in 2006 and amended in 2009. A copy of the charter may be found on our website at http://www.ifmi.com and will be provided in print, without charge, to any stockholder who requests a copy. Our Nominating and Corporate Governance Committee met two times in 2012. Each of the committee members attended all of the meetings of our Nominating and Corporate Governance held during fiscal year 2012, other than Mr. Dawson who missed one meeting.

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EXECUTIVE OFFICERS

Set forth below is information regarding our executive officers as of June 3, 2013.

Name	Age	Position
Daniel G. Cohen	43	Chairman, Chief Executive Officer and Chief Investment Officer
Lester R. Brafman	51	President
Joseph W. Pooler, Jr.	47	Executive Vice President, Chief Financial Officer and Treasurer

Daniel G. Cohen, age 43, has served as Chief Executive Officer and Chief Investment Officer of the Company since December 16, 2009, as the Chairman of the Board of Directors since October 6, 2006 and as the executive Chairman of the Company from October 18, 2006 through December 16, 2009. See “Proposal One –Election of Directors” above for Mr. Cohen’s biographical information.

Lester R. Brafman, age 51, has served as the President of the Company and of IFMI, LLC since June 3, 2013. Prior to joining the Company and IFMI, LLC, Mr. Brafman served as a Managing Director at Goldman Sachs & Co. from July 2001 until August 2012. During his tenure at Goldman Sachs, Mr. Brafman worked in Leveraged Finance Sales from September 2010 until August 2012; as Chief Operating Officer of Global Credit and Mortgage Trading from March 2006 to September 2010; and as Head of High Yield and Distressed Trading from July 2001 until March 2006. Prior to joining Goldman Sachs, Mr. Brafman served as a Managing Director at Credit Suisse First Boston from July 1994 until October 2000 where, over the course of his employment, he served as Head of High Yield Trading and as Head of Emerging Market and Sovereign Trading. Prior to joining Credit Suisse, Mr. Brafman worked at Wasserstein Perella & Co. from March 1992 until July 1994, and at Lehman Brothers Holdings Inc. from September 1988 until March 1992. Mr. Brafman received a B.A. from Columbia University and an M.B.A. from the Amos Tuck School of Business Administration, Dartmouth College.

Joseph W. Pooler, Jr., age 47, has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since December 16, 2009 and as IFMI, LLC’s Chief Financial Officer since November 2007 and as Chief Administrative Officer since May 2007. From July 2006 through November 2007, he also served as Senior Vice President of Finance of IFMI, LLC. From November 2007 through March 2009, Mr. Pooler also served as Chief Financial Officer of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations. Prior to joining IFMI, LLC, from 1999 through 2005, Mr. Pooler held key management positions at Pegasus Communications Corporation (now known as Xanadoo Company (OTC: XAND), which operated in the direct broadcast satellite television and broadcast television station segments. While at Pegasus, Mr. Pooler held various positions including Chief Financial Officer, Principal Accounting Officer, and Senior Vice President of Finance. From 1993 through 1999, Mr. Pooler held various management positions with MEDIQ, Incorporated, including Corporate Controller, Director of Operations, and Director of Sales Support. Mr. Pooler holds a B.A. from Ursinus College, an M.B.A. from Drexel University, and was a Certified Public Accountant in the Commonwealth of Pennsylvania (license lapsed).

Other than in connection with the Securities Purchase Agreements, no director or executive officer was selected as a result of any arrangement or understanding between the director or executive officer or any other person. All executive officers are appointed annually by, and serve at the discretion of, our Board of Directors.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has identified the following related party transactions since January 1, 2012. The transactions are listed by related party and the amounts are disclosed in the table at the end of Section C below. Unless indicated otherwise, all dollar amounts are in thousands.

A.	Cohen Brothers Financial, LLC

Cohen Brothers Financial, LLC, or CBF, has been identified as a related party because (i) CBF is a non-controlling interest of the Company; and (ii) CBF is wholly owned by Daniel G. Cohen, the Chairman and Chief Executive Officer of the Company. Beginning in October 2008, the Company began receiving a monthly advisory fee for consulting services provided by the Company to CBF. The Company stopped providing these services and stopped receiving this fee as of March 31, 2012. The fee was recognized as a component of asset management revenue in the consolidated statements of operations. This fee is disclosed as management fee revenue in the table at the end of Section C below.

B.	The Bancorp, Inc.

The Bancorp, Inc., or TBBK, is identified as a related party because TBBK’s chairman is the Company’s Chairman and Chief Executive Officer. TBBK maintained deposits for the Company in the amount of $36 as of December 31, 2012. This amount is not disclosed in the table at the end of Section C below.

As part of the Company’s broker-dealer operations, the Company from time to time purchases securities from third parties and sells those securities to TBBK. The Company may purchase securities from TBBK and ultimately sell those securities to a third party. In either of the cases listed above, the Company includes the trading revenue earned (i.e., the gain or loss realized, or commission earned) by the Company for the entire transaction in the amounts disclosed as part of net trading in the table at the end of Section C below.

In December 2012, the Company purchased 2,400 shares of TBBK common stock in the open market for $26. As of December 31, 2012, the fair market value of the TBBK common stock was $26 and was included as a component of investments-trading on the Company’s consolidated balance sheets.

C.	Investment Vehicles and Other

The following are identified as related parties. Amounts with respect to the transactions identified below are summarized in the table at the end of this Section C.

1. Star Asia is a permanent capital vehicle that invests primarily in Asian commercial real estate structured finance products, including commercial mortgage-backed securities, corporate debt of real estate investment trusts, and real estate operating companies, whole loans, mezzanine loans, and other commercial real estate fixed income investments and in real property in Japan. Star Asia began operations in March 2007 when it raised approximately $255 million in net proceeds from a private offering of securities, of which the Company invested $10.0 million. Star Asia completed rights offerings in April 2008, raising approximately $49 million in net proceeds, of which the Company invested $7.0 million, and in March 2010, raising $5.7 million in net proceeds, of which the Company invested $1.3 million. In 2008, 2009, 2010, 2011, and 2012 the Company made follow-on investments of $0.4 million, $0.1 million, $4.5 million, $0.4 million, and $0.1 million, respectively, in Star Asia through secondary trades. As of December 31, 2012, the Company directly owned approximately 28% of Star Asia’s outstanding shares, which were valued at $30.2 million. At December 31, 2012, Star Asia had a net asset value of $145.3 million.

Star Asia has been identified as a related party because in the absence of the fair value option of FASB ASC 825, Star Asia would be treated as an equity method affiliate and the Chairman and Chief Executive Officer of the Company is a member of Star Asia’s board of directors. The Company has an investment in Star Asia. Dividends received on that investment are disclosed as part of dividend income in the table at the end of this Section C. Gains or losses recognized from its investment are disclosed as part of gain / (loss) in the table at the end of this Section C.

2. Star Asia Management Ltd., or Star Asia Manager, serves as external manager of Star Asia. The Company owns 50% of Star Asia Manager. Star Asia Manager has been identified as a related party because it is an equity method investee of the Company. The Company recognizes its share of the income or loss of Star Asia Manager as income or loss from equity method affiliates in the consolidated statements of operations. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C.

3. Star Asia SPV was formed in 2010 in order to create a pool of assets that would provide collateral to investors who participated in Star Asia’s 2010 rights offering. The investors in Star Asia’s rights offering also received equity interests in Star Asia SPV. Star Asia SPV purchased certain assets from Star Asia and the equity interest holders of Star Asia SPV receive investment returns on the assets held in the SPV up to an agreed upon maximum. Returns above that agreed upon maximum are remitted back to Star Asia. The Company directly owned approximately 31% of Star Asia SPV’s outstanding shares as of December 31, 2012. Star Asia Manager serves as the external manager of Star Asia SPV. Star Asia SPV has been identified as a related party because it is an equity method investee of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C.

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4. Star Asia Opportunity, LLC, or Star Asia Opportunity, raised approximately $14.7 million in proceeds in an equity offering in August 2011, of which we invested $4.1 million. Star Asia Opportunity was formed to partially finance the acquisition of seven real estate properties in Tokyo, Japan. As of December 31, 2012, all seven of such real estate properties had been sold. Star Asia Capital Management LLC, or Star Asia Capital Management, serves as external manager to Star Asia Opportunity and charges Star Asia Opportunity an annual management fee of 1.25% of equity. As of December 31, 2012, we owned approximately 28% of Star Asia Opportunity’s outstanding equity interests, which were carried at $22. It is anticipated that Star Asia Opportunity will be fully liquidated during 2013 upon settlement of residual expenses and that any excess cash will be returned to the equity holders. Star Asia Opportunity has been identified as a related party because it is an equity method investee of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C.

5. Star Asia Opportunity II, LLC, or Star Asia Opportunity II, raised approximately $23.1 million in proceeds in an equity offering in August 2012, of which we invested $4.7 million. Star Asia Opportunity II was formed to finance the acquisition of one real estate property in Japan. Prior to December 20, 2012, we owned 20% of Star Asia Opportunity II. On December 20, 2012, Star Asia Opportunity II was reorganized. During the reorganization, we monetized a portion of our investment in Star Asia Opportunity II and a portion of Star Asia Opportunity II’s underlying assets were contributed into a new Japanese investment fund, Star Asia Japan Special Situations LP, or Star Asia Special Situations Fund. Pursuant to the reorganization, we received $2.5 million in cash and a 6% interest in the Star Asia Special Situations Fund. Star Asia Capital Management served as external manager to Star Asia Opportunity II and charged Star Asia Opportunity II an annual management fee of 1.25% of equity. As of December 31, 2012, we no longer had an investment in Star Asia Opportunity II. Star Asia Opportunity II still exists and is owned by two unrelated third parties, and its only asset is an investment in a sub fund, Star Asia Japan Special Situations Sub LP, an entity jointly owned by Star Asia Opportunity II and the Star Asia Special Situations Fund. Star Asia Opportunity II has been identified as a related party because it was an equity method investee of the Company until its reorganization in December 2012. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C.

6. Star Asia Capital Management serves as external manager to Star Asia Opportunity and served as the external manager to Star Asia Opportunity II. The Company owns 33% of Star Asia Capital Management. Therefore, the value of our investment in Star Asia Capital Management changes by 33% of Star Asia Capital Management’s net income or loss. As of December 31, 2012, the Company’s investment in Star Asia Capital Management had a carrying value of $(92). Star Asia Capital Management has been identified as a related party because it is an equity method investee of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C.

7. Star Asia Special Situations Fund was created as a new investment fund in December 2012 by the Company and two other parties. The Star Asia Special Situations Fund is an investment fund that primarily invests in real estate and securities backed by real estate in Japan. In particular, the focus is on stressed or defaulted Japanese commercial real estate securitized debt and equity with one or more of the following characteristics: (i) commercial mortgage-backed securities, A-notes, B-notes, mezzanine loans, whole loans, convertible debt, unsecured debt, preferred equity, direct equity or partnership units, (ii) defaulted or a high likelihood of defaulting within two years, (iii) motivated sellers (resulting from regulatory, liquidity, or fund maturity issues), (iv) clearly defined control rights, (v) a controlling class, and/or (vi) fully disclosed transaction documents. The Star Asia Special Situations Fund is a closed end fund that does not offer investor redemptions. It has an initial life of three years, which can be extended under certain circumstances for up to two years. Star Asia Partners Ltd., or SAP GP, serves as the general partner for the Star Asia Special Situations Fund and Star Asia Advisors Ltd., or SAA Manager, serves as the external manager of the Star Asia Special Situations Fund. As of December 31, 2012, we owned approximately 6% of the Star Asia Special Situations Fund, 33% of SAP GP, and 33% of SAA Manager. The Star Asia Special Situations Fund has been identified as a related party because in the absence of the fair value option of FASB ASC 825, the investment the Company has in the Star Asia Special Situations Fund would be treated as an equity method affiliate of the Company. Dividends received from that investment are disclosed as part of dividend income in the table at the end of this Section C. Gains and losses recognized from its investment are disclosed as part of gain / (loss) in the table at the end of this Section C.

8. SAA Manager, of which the Company owns 33%, serves as the external manager of the Star Asia Special Situations Fund. The management contract includes a base fee on funded capital for management services. SAA Manager recognizes the management fee income from its management contract with the Star Asia Special Situations Fund. The Company recognizes its share of SAA Manager under the equity method of accounting. SAA Manager has been identified as a related party because it is an equity method investee of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C.

9. SAP GP serves as the general partner for the Star Asia Special Situations Fund. The Company owns 33% of SAP GP. SAP GP has been identified as a related party because the SAP GP is an equity method affiliate of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C. During the year ended December 31, 2012, the Company did not make an investment or recognize any income or loss under the equity method related to this entity.

SAP GP will potentially receive an incentive fee based on a specified interest return after the investors in the Star Asia Special Situations Fund receive their initial investment plus an 8% cumulative annual internal rate of return. The SAP GP recognizes the incentive fee once the fee is determined (according to the terms of the limited partnership agreement). The SAP GP does not accrue an estimated incentive fee through the year or in any year prior to the return of the investors’ initial investment plus the agreed upon cumulative annual return. The Company will recognize its share of the SAP GP earnings as equity method income.

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10. EuroDekania Limited, or EuroDekania, invests in hybrid capital securities of European banks and insurance companies, commercial mortgage-backed securities, residential mortgage-backed securities, and widely syndicated leverage loans. EuroDekania’s investments are denominated in Euros or British Pounds. EuroDekania began operations in March 2007 when it raised approximately €218 million in net proceeds from a private offering of securities, of which we invested €5.3 million. In addition, we made follow-on investments in EuroDekania through secondary trades of $0.3 million in August 2010, $0.4 million in May 2011, $0.1 million in June 2011, and $15 thousand in November 2012. As of December 31, 2012, we owned approximately 10% of EuroDekania, and our 1.4 million shares of EuroDekania were valued at $2.1 million. EuroDekania has been identified as a related party because the Chairman and Chief Executive Officer of the Company is a member of EuroDekania’s board of directors. The Company has a management contract with and an investment in EuroDekania. Dividends received from that investment are disclosed as part of dividend income in the table at the end of this Section C. Gains or losses recognized from its investment are disclosed as part of gain/(loss) in the table at the end of this Section C. Amounts earned from its management contract are disclosed as part of management fee revenue in the table at the end of this Section C.

11. Deep Value refers to Strategos Deep Value Mortgage Fund and other related entities, which are a series of closed-end distressed debt funds in which the Company had an investment and for which it served as external manager until it sold its advisory contracts in March 2011. The management contracts included a base management fee. Deep Value raised capital from investors, and earned investment returns by investing in a diversified portfolio of asset backed securities consisting primarily of residential mortgage-backed securities and other real estate related securities, as well as other U.S. real estate related assets and related securities.

While Deep Value was owned by the Company, it launched three master funds. The Company earned a $6.2 million incentive fee upon the successful liquidation of the first Deep Value fund during the second half of 2010, a $4.4 million incentive fee upon the successful liquidation of the second Deep Value fund during mid-2011, and a $1.7 million incentive fee upon the successful liquidation of the third Deep Value fund at the end of 2012.

Deep Value (as a group) has been identified as a related party because in the absence of the fair value option of FASB ASC 825, the onshore and offshore feeder funds in which the Company had an investment would be treated as equity method affiliates of the Company. The Company had a management contract with and an investment in Deep Value. Amounts earned from its management contract are disclosed as part of management fee revenue in the table at the end of this Section C. Gains or losses recognized from its investment are disclosed as part of gain / (loss) in the table at the end of this Section C. The Company previously served as the investment advisor to these funds and sold these advisory contracts in March 2011.

12. Deep Value Credit GP, LLC, or the Deep Value GP, and Deep Value Credit II GP, LLC, or the Deep Value GP II, served as the general partners for the Deep Value funds. Deep Value GP and Deep Value GP II are collectively referred to as the “Deep Value GPs.” The Deep Value GPs received an incentive fee based on a specified interest return after the investors in Deep Value received their initial investment plus an agreed upon cumulative annual return. The Company owns 50% of Deep Value GP and 40% of Deep Value GP II. The remaining percentages of the Deep Value GPs are owned by certain former employees of the Company. The Deep Value GPs were in the process of liquidating as of December 31, 2012.

The Deep Value GPs have been identified as related parties because the Deep Value GPs are equity method affiliates of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C. The Company previously served as the investment advisor to these funds and sold these contracts in March 2011.

The following table displays the routine intercompany transactions recognized in the statements of operations from the identified related parties during the years ended December 31, 2012, which are described above.

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RELATED PARTY TRANSACTIONS

Year ended December 31, 2012

(Dollars in Thousands)

			Principal transactions and other income		Income /(loss) from equity method affiliates
	Management fee revenue	Net trading	Dividend income and other	Gain/ (Loss)
CBF	$64	$—	$—	$—	$—
TBBK	—	156	—	—	—
Star Asia	—	—	—	(7,274)	—
Star Asia Manager	—	—	—	—	1,101
Star Asia SPV	—	—	—	—	1,581
Star Asia Opportunity	—	—	—	—	544
Star Asia Opportunity II	—	—	—	—	(382)
Star Asia Capital Management	—	—	—	—	504
Star Asia Special Situations Fund	—	—	—	662	—
SAA Manager	—	—	—	—	(8)
EuroDekania	139	—	970	(331)	—
Deep Value	—	—	—	—	1,712

Total	$203	$156	$970	$(6,943)	$5,052

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The following related party transactions are non-routine and are not included in the table above.

D.	Other

1. In December 2012, the Company made an initial investment of $1,841 into the Star Asia Special Situations Fund.

2. Resource Securities, Inc. (formerly known as Chadwick Securities, Inc.), a registered broker-dealer subsidiary of Resource America, Inc., or REXI, is a publicly traded specialized asset management company in the commercial finance, real estate, and financial fund management sectors. REXI has been identified as a related party because (i) the chairman of the board of REXI is the father of the Company’s Chairman and Chief Executive Officer; and (ii) the chief executive officer of REXI is the brother of the Company’s Chairman and Chief Executive Officer. In September 2012, the Company paid a fee of $6 to Resource Securities, Inc. for its services as the introducing agent for a transaction in which the Company bought back $1,177 principal amount of subordinated notes payable from an unrelated third party. The $6 fee was treated as a reduction to the gain recognized on the repurchase of debt, which was included as a component of non-operating income / (expense) in the Company’s consolidated statements of operations for the year ended December 31, 2012.

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OTHER MATTERS

As of the mailing date of this proxy statement, our Board of Directors knows of no matters to be presented at the annual meeting other than those set forth in the Notice and described in this proxy statement. Should any other matter requiring a vote of the stockholders arise at the annual meeting, the persons named in the accompanying proxy will vote on such matter in their discretion.

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STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2014 annual meeting of stockholders must be received by our Secretary at our principal executive offices no later than [    ] in order to be considered for inclusion in our proxy statement relating to the 2014 annual meeting pursuant to Rule 14a-8 under the Exchange Act.

Other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, in order to be presented at the 2014 annual meeting of stockholders, a proposal of a stockholder, including any proposed director nominations, must be received by our Secretary at our principal executive offices in the timeframe as provided in our Bylaws. To be timely, our Bylaws currently require that such a stockholder’s notice set forth all information required under Section 1.11 of our Bylaws and be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the date of the 2014 annual meeting and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the annual meeting; provided, however, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Our Bylaws also currently provide that, in the event that our Board of Directors increases or decreases the maximum or minimum number of directors in accordance with our Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to our Secretary at our principal executive office not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Company.

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ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q

Each of our Annual Report on Form 10-K for the year ended December 31, 2012 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 accompanies this proxy statement. The Company will furnish a copy of each of its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 free of charge to each stockholder who forwards a written request to our Secretary, at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104. You also may access the EDGAR version of our Annual Report on Form 10-K (with exhibits) on our website at http://www.ifmi.com and on the SEC’s website at http://www.sec.gov.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by us at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1024, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

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INCORPORATION BY REFERENCE

Incorporation by Reference of Certain Information Contained in Our Annual Report

We are incorporating by reference into this proxy statement certain information that is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as amended by Amendment No. 1 thereto, which is being delivered to you along with this proxy statement. We incorporate by reference only the specific portions of such Annual Report listed below:

•	the section entitled “Financial Statements and Supplementary Data,” which comprises Item 8 of our Annual Report on Form 10-K and is contained on pages F-1 to F-100 of such Annual Report;

•

the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which comprises Item 7 of our annual report on Form 10-K and is contained on pages 57 to 102 of such Annual Report;

•

the section entitled “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure,” which comprises Item 9 of our Annual Report on Form 10-K and is contained on page 105 of such Annual Report; and

•	the section entitled “Quantitative and Qualitative Disclosures About Market Risk,” which comprises Item 7A of our annual report on Form 10-K and is contained on pages 103 to 105 of such Annual Report.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 was filed with the SEC on March 7, 2013, and Amendment No. 1 thereto was filed on April 30, 2013. The information incorporated by reference immediately above is considered to be part of this proxy statement.

Incorporation by Reference of Certain Information Contained in Our Quarterly Report

We are also incorporating by reference into this proxy statement certain information that is contained in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, which is being delivered to you along with this proxy statement. We incorporate by reference only the specific portions of such Quarterly Report listed below:

•	the section entitled “Financial Statements,” which comprises Item 1 of our Quarterly Report on Form 10-Q and is contained on pages 5 to 46 of such Quarterly Report.

Our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 was filed with the SEC on May 10, 2013. The information incorporated by reference immediately above is considered to be part of this proxy statement.

Any person, including any beneficial owner of common stock, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning the Company, without charge, by written request to our Secretary at: Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104, Attention: Secretary, or by telephonic request at (215) 701-9555. These documents may also be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding the Company and other issuers that file electronically with the SEC. The address of the SEC’s internet site is www.sec.gov. This information is also available on our website at http://www.ifmi.com.

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ANNEX A-1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of the 9th day of May, 2013 (the “Effective Date”), by and among Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), and Mead Park Capital Partners LLC, a Delaware limited liability company (“Buyer”) and, solely for purposes of Section 6.3 hereof, Mead Park Holdings, LP, a Delaware limited partnership (“Mead Park”).

RECITALS:

WHEREAS, Buyer desires to purchase from the Company, and the Company desires to issue and to sell to Buyer, upon the terms and conditions set forth in this Agreement, (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) newly issued shares (each, a “Common Share” and, collectively, the “Common Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), for a purchase price of Two Dollars ($2.00) per Common Share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334) (the “Common Stock Purchase Price”); and (ii) a convertible senior promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501) (the “Note Purchase Price”), in substantially the form attached hereto as Exhibit A (the “Note”);

WHEREAS, the Company and Buyer are executing and delivering this Agreement in reliance upon an exemption from registration afforded by the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder by the U.S. Securities and Exchange Commission (the “SEC”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering the Registration Rights Agreement attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights to Buyer and to Cohen Bros. (as defined below) under the Securities Act and under applicable state securities Laws;

WHEREAS, the Company has approved the shareholder rights plan attached hereto as Exhibit C (the “Shareholder Rights Plan”) to reduce the risk of any limitation of net operating loss and net capital loss carryforwards and certain other tax benefits under Section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder (the “Code”) and such plan is effective as of the Effective Date;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Cohen Bros. and the Company are entering into the following agreements: (i) a securities purchase agreement, pursuant to which Cohen Bros. has agreed to purchase from the Company and the Company has agreed to sell to Cohen Bros. (A) Eight Hundred Thousand (800,000) shares of Common Stock, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000) (the “Cohen Shares”) and (B) a convertible senior promissory note (the “Cohen Note”) in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000), in the form attached hereto as Exhibit D (the “Cohen Purchase Agreement”); and (ii) an exchange agreement providing for the exchange of all of the Institutional Financial Markets, Inc. Series D Voting Non-Convertible Preferred Stock owned by Cohen Bros. for newly issued shares of Institutional Financial Markets, Inc. Series E Voting Non-Convertible Preferred Stock, in the form attached hereto as Exhibit E (the “Exchange Agreement”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Daniel G. Cohen and the Company are entering into an amended and restated employment agreement, which is amending and restating the Cohen IFMI Employment Agreement and terminating the Cohen PrinceRidge Employment Agreement (each as defined below), in the form attached hereto as Exhibit F (the “Amended and Restated Cohen Employment Agreement”);

WHEREAS, on or prior to the Effective Date, each member of IFMI, LLC and the board of managers of IFMI, LLC shall have approved, pursuant to written consents provided to Buyer, the amendment to the IFMI LLC Agreement (as defined below) attached hereto as Exhibit G (“LLC Agreement Amendment”); and

WHEREAS, on or prior to the Effective Date, the Company and the Voting Agreement Signatories (as defined below), have entered into and delivered to Buyer voting agreements, each attached hereto as Exhibit H (collectively, the “Voting Agreements”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

ARTICLE I

RECITALS, EXHIBITS, SCHEDULES

The foregoing Recitals are true and correct and, such Recitals, together with the Schedules and Exhibits referred to therein and referred to hereafter, are hereby incorporated into this Agreement by this reference.

ARTICLE II

DEFINITIONS

Capitalized terms used in this Agreement but otherwise not defined herein shall have the following meanings:

2.1 “Affiliate” means, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person at any time during the period for which the determination of affiliation is being made. For purposes of this definition, the terms “control,” “controlling,” “controlled” and words of similar import, when used in this context, mean, with respect to any Person, the possession, directly or indirectly, of the power to direct, or cause the direction of, management policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that in no event shall Buyer be deemed to be an Affiliate of the Company for purposes of this Agreement or any of the Transaction Documents.

2.2 “Assets” means all of the properties and assets of the Company or of the Subsidiaries, whether real, personal or mixed, tangible or intangible, wherever located, whether now owned or hereafter acquired.

2.3 “Board of Directors” means the Board of Directors of the Company.

2.4 “Buyer Fundamental Representations” means, collectively, the representations and warranties of Buyer contained in Sections 4.1 (Organization; Authority), 4.3 (Investment Purpose), 4.4 (Accredited Buyer Status; Experience of Buyer) and 4.9 (Brokers and Finders).

2.5 “CCFL” means Cohen & Company Financial Limited (formerly known as EuroDekania Management LTD) a wholly-owned Subsidiary organized under the laws of the United Kingdom.

2.6 “Claims” means any threatened or actual Proceeding, Judgment, settlement, and/or assessment of any nature or kind.

2.7 “Cohen IFMI Employment Agreement” means the Employment Agreement, dated February 18, 2010, by and among the Company, IFMI, LLC, and Daniel G. Cohen, as amended by Amendment No. 1, dated December 18, 2012.

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2.8 “Cohen Bros.” means Cohen Bros. Financial, LLC, a Delaware limited liability company of which Daniel G. Cohen is the sole member.

2.9 “Cohen Conversion Shares” means the shares of Common Stock into which the Cohen Note is convertible.

2.10 “Cohen PrinceRidge Employment Agreement” means the Executive Agreement, dated May 31, 2011, by and among PrinceRidge, the Company, IFMI, LLC and Daniel G. Cohen and, solely for purposes of Sections 5.5 and 5.6 thereof, C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC).

2.11 “Company Fundamental Representations” means, collectively, the representations and warranties of the Company contained in Sections 5.1 (Organization and Qualification), 5.2 (Authorization; Enforcement; Validity), 5.3 (Capitalization), 5.5 (No Conflicts; Consents and Approvals), 5.6 (Issuance of Securities), 5.8 (Absence of Certain Changes), 5.11 (Compliance with Laws), 5.15 (Acknowledgement Regarding Buyer’s Purchase of the Securities) and 5.16 (Brokerage Fees).

2.12 “Confidentiality Agreement” means the Confidentiality Agreement, dated March 13, 2012, between the Company and Mead Park Management, LLC, as amended by the Letter Agreement re: Confidentiality Agreement, dated September 26, 2012, and as extended by the Second Letter Agreement re: Confidentiality Agreement, dated March 12, 2013.

2.13 “Consent” means any consent, approval, order or authorization of, or any declaration, qualification, filing or registration with, or any application or report to, or any waiver by, or any other action (whether similar or dissimilar to any of the foregoing) of, by or with, any Person, which is necessary in order to take a specified action or actions, in a specified manner and/or to achieve a specific result.

2.14 “Contract” means any written or oral contract, agreement, order or commitment of any nature whatsoever, including any sales order, purchase order, lease, sublease, license agreement, services agreement, loan agreement, mortgage, security agreement, guarantee, management contract, employment agreement, consulting agreement, partnership agreement, stockholders agreement, buy-sell agreement, option, warrant, debenture, subscription, call or put.

2.15 “Conversion Shares” means the shares of Common Stock issuable upon conversion of the Note.

2.16 “Convertible IFMI LLC Units” means units of membership interest in IFMI, LLC that are redeemable for shares of Common Stock or cash, at the option of the Company, pursuant to the IFMI LLC Agreement (other than any units of membership interest held by the Company).

2.17 “Current Independent Directors” means the members of the Board of Directors as of the Effective Date who are considered to be independent directors (as determined in accordance with Section 803 of the NYSE MKT’s Company Guide).

2.18 “Director” means a member of the Board of Directors.

2.19 “DRS” means the Direct Registration System maintained by the transfer agent for the Common Stock.

2.20 “Encumbrance” means any lien, security interest, pledge, mortgage, easement, leasehold, assessment, tax, covenant, reservation, conditional sale, prior assignment, or any other encumbrance, claim, burden or charge of any nature whatsoever.

2.21 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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2.22 “Exclusivity Agreement” means the Letter Agreement, dated as of March 11, 2013, by and between Mead Park and the Company.

2.23 “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

2.24 “Governmental Authority” means any foreign, federal, state or local government, or any political subdivision thereof, or any court, agency or other body, organization, group, stock market or exchange exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

2.25 “IFMI, LLC” means IFMI, LLC, a Delaware limited liability company and a majority owned Subsidiary.

2.26 “IFMI LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of IFMI, LLC, dated as of December 16, 2009 by and among the Company and the Members (as defined therein) that are signatories thereto, as amended.

2.27 “Judgment” means any order, ruling, writ, injunction, fine, citation, award, decree, or any other judgment of any nature whatsoever of any Governmental Authority.

2.28 “Knowledge of the Company” or words to that effect means the actual knowledge of any of the following Persons: Daniel G. Cohen, Joseph W. Pooler, Jr., Douglas Listman, Rachael Fink, Stephan Burklin and James J. McEntee, III; provided, that for purposes of this definition such Persons shall be deemed to have actual knowledge of facts that would be reasonably expected to come to the attention of such Person in performing his or her duties in accordance with the Company’s or any relevant Subsidiary’s ordinary management practices.

2.29 “Law” means any provision of any law, statute, ordinance, code, constitution, charter, treaty, rule or regulation of any Governmental Authority.

2.30 “Material Adverse Effect” means any circumstance, event, change, development, effect or occurrence that, individually or in the aggregate, (i) is or would reasonably be expected to be materially adverse to the Company’s financial position, results of operations, business, condition (financial or otherwise) or Assets of the Company and its Subsidiaries, taken as a whole or (ii) would materially impair the ability of the Company to perform its obligations under this Agreement or otherwise materially threaten or materially impede the consummations of the transactions contemplated herein; provided, however, that in the case of clause (i) only, any circumstance, event, change, development, effect or occurrence that results from any of the following shall be disregarded in determining whether there has been or would be a “Material Adverse Effect” on the Company (except to the extent that such circumstance, event, change, development, effect or occurrence has a disproportionate adverse effect on the Company and the Subsidiaries relative to other companies engaged in a similar business as the Company): (A) changes, after the Effective Date, in GAAP; (B) changes, after the Effective Date, in Laws or interpretations thereof applicable to the Company or the Subsidiaries by any Governmental Authority; (C) general changes in the national or world economy or securities markets generally; (D) changes in the price or trading volume of the Common Stock on the Trading Market (but not the underlying causes of such changes); or (E) the outbreak or escalation of war or hostilities, any occurrence or threats of terrorist acts or any armed hostilities associated therewith or any national or international calamity, disaster or emergency or escalation thereof.

2.31 “Meeting” means any meeting of the stockholders of the Company at which the election of Directors is to be voted upon, however called (and including any postponement or adjournment of any such meeting) and any written consent of the stockholders of the Company with respect to the election of Directors.

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2.32 “Obligation” means any debt, liability or obligation of any nature whatsoever, whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, absolute, fixed, contingent, ascertained, unascertained, known, unknown or obligations under executory Contracts.

2.33 “Permit” means any license, permit, approval, waiver, order or authorization granted, issued or approved by any Governmental Authority.

2.34 “Person” means any individual, sole proprietorship, joint venture, partnership, company, corporation, association, cooperation, trust, estate, Governmental Authority, or any other entity of any nature whatsoever.

2.35 “PrinceRidge” means C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP), an indirect Subsidiary.

2.36 “Principal” of any Person means, at the time of determination, each principal, partner or member of such Person, any spouse or child of each principal, partner or member, and any trust for the benefit of each principal, partner or member or each such principal’s, partner’s or member’s spouse or lineal descendants.

2.37 “Proceeding” means any demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever.

2.38 “Sandler O’Neill” means Sandler O’Neill & Partners, L.P., the independent financial advisor to the Special Committee.

2.39 “Securities” means, together, the Common Shares and the Note.

2.40 “Shell Company” means an issuer that meets the description of a shell company as defined under Rule 144.

2.41 “Significant Subsidiary” means each of the significant subsidiaries (as such term is defined in Rule 1-02(w) of Regulation S-X) of the Company, as set forth in the Company’s SEC Documents.

2.42 “Special Committee” means the special committee of independent directors of the Board of Directors formed in connection with the transactions contemplated by this Agreement and the Transaction Documents.

2.43 “Subsidiary” means each subsidiary of the Company.

2.44 “Tax” means (i) any foreign, federal, state or local income, profits, gross receipts, franchise, sales, use, occupancy, general property, real property, personal property, intangible property, transfer, excise, accumulated earnings, unemployment compensation, social security, withholding taxes, payroll taxes, or any other tax of any nature whatsoever, (ii) any foreign, federal, state or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, or assessment, or (iii) any deficiency, interest or penalty imposed with respect to any of the foregoing.

2.45 “Tax Return” means any tax return, filing, declaration, information statement or other form or document required to be filed in connection with or with respect to any Tax.

2.46 “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

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2.47 “Transaction Documents” means (i) any documents or instruments to be executed by the Company, Cohen Bros., Buyer, Mead Park and IFMI, LLC in connection with this Agreement, including the Note, and the Registration Rights Agreement; and (ii) the Voting Agreements, together, in each case, with all modifications, amendments, extensions, future advances, renewals, and substitutions thereof and thereto.

2.48 “Voting Agreement Signatories” means, collectively, Daniel G. Cohen, Christopher Ricciardi, Stephanie Ricciardi, The Ricciardi Family Foundation, James J. McEntee, III, Joseph W. Pooler, Jr., Doug Listman, Rachael Fink, Walter Beach, Rodney E. Bennett, Thomas P. Costello, G. Steven Dawson, Joseph M. Donovan, Jack Haraburda, Lance Ullom, Charles W. Wolcott and Neil S. Subin.

In addition, the following terms shall have the respective meanings ascribed to them in the corresponding Sections:

Term	Section
2013 Annual Meeting of Stockholders	Section 6.8
8-K Filing	Section 6.6
Agreement	Preamble
Amended and Restated Cohen Employment Agreement	Recitals
Articles of Incorporation	Section 5.1
Benefit Plan	Section 5.18
Buyer	Preamble
Buyer Indemnified Parties	Section 9.1
Bylaws	Section 5.1
Closing	Section 3.2
Closing Date	Section 3.2
Code	Recitals
Cohen Note	Recitals
Cohen Purchase Agreement	Recitals
Cohen Shares	Recitals
Common Share(s)	Recitals
Common Stock	Recitals
Common Stock Purchase Price	Recitals
Company	Preamble
Company Indemnified Parties	Section 9.2
Company Proxy Statement	Section 6.8
Effective Date	Preamble
Employees	Section 5.18
ERISA	Section 5.18
ERISA Plans	Section 5.18
Exchange Agreement	Recitals
Investment Company Act	Section 5.17
Financial Statements	Section 5.7
LLC Agreement Amendment	Recitals
Listing Application	Section 6.7
Mead Park	Preamble
Minority Board Representative	Section 6.9(c)i(A)
Minority Ownership Interest	Section 6.9(c)i
New Security	Section 6.10(a)
Note	Recitals
Note Purchase Price	Recitals
Pension Plan	Section 5.18

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Term	Section
Qualifying Board Representatives	Section 6.9(b)
Qualifying Ownership Interest	Section 6.9(b)
Registration Rights Agreement	Recitals
Rule 144	Section 5.21
Rule 144 Certificate	Section 6.2(b)ii
SEC	Recitals
SEC Documents	Section 5.7
Securities Act	Recitals
Securities Being Sold	Section 6.2(b)ii
Share Reserve	Section 6.5
Shareholder Rights Plan	Recitals
Stockholder Proposal	Section 6.8
Transaction Deadline	Section 10.1(b)ii
Voting Agreements	Recitals

ARTICLE III

PURCHASE AND SALE OF SECURITIES

3.1 Purchase and Sale of Securities. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, on the Closing Date, (i) Buyer agrees to purchase the Securities; and (ii) the Company agrees to sell and to issue to Buyer the Securities for the aggregate amount of the Common Stock Purchase Price and the Note Purchase Price.

3.2 Closing. The closing (the “Closing”) of the transactions contemplated hereby will occur at the offices of Duane Morris LLP, 30 South 17th Street, Philadelphia, Pennsylvania, commencing at 9:00 a.m. local time on the second (2nd) business day after the satisfaction or waiver of all conditions in Article VII and Article VIII (other than conditions with respect to actions that the respective parties hereto will take at the Closing), or at such other location and on such other date as the parties mutually determine (the “Closing Date”).

3.3 Form of Payment; Delivery of Securities. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, on the Closing Date, (i) Buyer shall deliver to the Company the Common Stock Purchase Price and the Note Purchase Price, in the form of wire transfers of immediately available U.S. funds; and (ii) the Company shall deliver to Buyer the Securities, duly executed on behalf of the Company, together with any other documents required to be delivered pursuant to this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to the Company that:

4.1 Organization; Authority. Buyer is duly organized, validly existing under the laws of the jurisdiction of its organization with the requisite limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and by each of the Transaction Documents to which Buyer is a party and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by Buyer of this Agreement and of each of the Transaction Documents to which Buyer is a party have been duly authorized by all necessary limited liability company action, on the part of Buyer. Each of this Agreement and the Transaction Documents to which Buyer is a party has been (or upon delivery will have been) duly executed by Buyer, and, when delivered by Buyer in accordance with the terms hereof and thereof, will constitute the valid and legally binding obligation of Buyer, enforceable against it in accordance with its terms,

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except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

4.2 No Conflicts. The execution, delivery and performance by Buyer of this Agreement and the Transaction Documents to which Buyer is a party and the consummation by Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract, indenture or instrument to which Buyer is a party, or (iii) result in a violation of any Law, rule, regulation, order, judgment or decree (including federal and state securities Laws) applicable to Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Buyer to perform its obligations hereunder.

4.3 Investment Purpose. Buyer understands that the Securities are not, and the Conversion Shares will not be, registered under the Securities Act or any applicable state securities Laws (subject to the Registration Rights Agreement). Buyer is acquiring the Securities and, upon exercise of the Note (if applicable), will acquire the Conversion Shares issuable upon exercise thereof, as principal for its own account for investment only and not with a view to or for the purpose of distributing or reselling such Securities or Conversion Shares (if applicable) or any part thereof in violation of the Securities Act or any applicable state securities Laws. Buyer does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities or the Conversion Shares (if applicable) (or any securities which are derivatives thereof) to or through any person or entity; Buyer is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

4.4 Accredited Buyer Status; Experience of Buyer. At the time Buyer was offered the Securities, it was, on each date on which it acquires Securities it will be, and on each date on which it exercises the Note (if applicable) it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Buyer, either alone or together with its representatives (if any), has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Buyer acknowledges that it can bear the economic risk and complete loss of its investment in the Securities.

4.5 Residency. Buyer has its principal place of business in the State of New York.

4.6 Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

4.7 Information. Buyer and its advisors have been furnished with all materials relating to the business, finances and operations of the Company and information Buyer deemed material to making an informed investment decision regarding its purchase of the Securities, which have been requested by Buyer. Buyer and its advisors have been afforded with the opportunity to ask questions of the Company and its management. Buyer has sought such accounting, legal, tax and other professional advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

4.8 Restrictions on Transferability. Buyer understands that because the Securities have not have been registered under the Securities Act, Buyer cannot dispose of any or all of the Securities unless such Securities are

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subsequently registered under the Securities Act or exemptions from registration are available. Buyer acknowledges and understands that, except as provided in the Registration Rights Agreement, it has no registration rights. By reason of these restrictions, Buyer understands that it may be required to hold the Securities for an indefinite period of time. Buyer understands that each certificate or other instrument representing the Securities and the Conversion Shares will bear appropriate legends reflecting the foregoing as well as state “blue sky” legends. In addition, appropriate transfer restrictions will be affixed to any notation in the DRS for any Securities or Conversion Shares.

4.9 Brokers and Finders. Buyer has not employed any Person, or incurred any liability, for any financial advisory, brokerage or finder’s fee or commission, and no broker or finder has acted directly or indirectly for Buyer, in connection with the transactions contemplated by this Agreement and the Transactions Documents.

4.10 Independent Investment Decision. Buyer has evaluated, independently of the Company, the merits of its decision to purchase the Securities pursuant to this Agreement and the Transaction Documents. Buyer understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Buyer in connection with the purchase of the Securities constitutes legal, tax or investment advice.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth and disclosed in the disclosure schedule attached to this Agreement and made a part hereof or as set forth in the SEC Documents (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or other statements, in each case, that are predictive or forward-looking in nature), the Company hereby makes the following representations and warranties to Buyer:

5.1 Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Maryland, with the requisite power and authority to own or lease and use its properties and Assets and to carry on its business as currently conducted and as currently proposed to be conducted. The Company is not in violation of any of the provisions of the Articles of Incorporation or the Bylaws. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the Knowledge of the Company, is threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company has furnished or made available to Buyer true, complete and correct copies of: (A) the Company’s Articles of Incorporation, as amended and as in effect on the Effective Date (the “Articles of Incorporation”); and (B) the Company’s Bylaws, as in effect on the Effective Date (the “Bylaws”).

5.2 Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the issuance, sale and delivery of the Securities and the reservation for issuance and the subsequent issuance of the Conversion Shares upon exercise of the Note) have been duly authorized by all necessary corporate action on the part of the Company, and, other than the approval by the Company’s stockholders of the Stockholder Proposal, no further corporate action is required by the Company, the Board of Directors or its stockholders in connection herewith and therewith. Each of this Agreement and the Transaction Documents to which the Company is a party has been (or upon delivery will have been) duly and validly executed by the Company and is, or when delivered in accordance with the terms hereof will constitute, the legal,

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valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. The Board of Directors has resolved that the transactions contemplated by this Agreement and the Transaction Documents are in the best interests of stockholders of the Company.

5.3 Capitalization. The authorized capital stock of the Company consists of: (a) 100,000,000 shares of Common Stock, of which 12,237,104 shares of Common Stock are issued and outstanding as of the Effective Date; (b) 10,000,000 shares of Preferred Stock, par value $0.001 per share, all of which are designated as Series C Junior Participating Preferred Stock, none of which are issued or outstanding as of the Effective Date; and (c) 50,000,000 shares of Preferred Stock, par value $0.001 per share, of which 4,983,557 shares are designated as Series E Voting Non-Convertible Preferred Stock, all of which are issued and outstanding as of the Effective Date. All outstanding shares of Common Stock and Series E Voting Non-Convertible Preferred Stock have been duly authorized, validly issued and are fully paid and nonassessable. The Common Stock is currently quoted on the NYSE MKT under the trading symbol “IFMI,” and the Company has maintained all requirements on its part for the continuation of such quotation. No shares of Common Stock are subject to preemptive rights or any other similar rights. Except as contemplated hereby and as set forth on Schedule 5.3 hereto, as of the Effective Date: (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or Contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company; (ii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other Contracts or instruments evidencing indebtedness of the Company, or by which the Company is or may become bound; (iii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (except pursuant to the Registration Rights Agreement); (iv) there are no financing statements securing any obligations of the Company; (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein; and (vi) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no Contracts by which the Company is or may become bound to redeem a security of the Company. Schedule 5.3 attached hereto contains a pro forma beneficial ownership table for the Company giving effect to the transactions contemplated by this Agreement and the other Transaction Documents.

5.4 Subsidiaries. Except as set forth on Schedule 5.4 hereto, the Company has no other Subsidiaries and all shares of the outstanding capital stock of each Subsidiary are owned directly or indirectly by the Company. All of such shares so owned by the Company are duly authorized, validly issued and are fully paid and nonassessable, and are owned by it free and clear of any Encumbrance with respect thereto. Each Significant Subsidiary is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has the requisite power and authority to own or lease and use its properties and Assets and to carry on its business as currently conducted and as currently proposed to be conducted, in each case except as would not reasonably be expected to have a Material Adverse Effect on the Company. Except as set forth on Schedule 5.4 hereto, the Company does not own beneficially, directly or indirectly, more than five percent (5%) of any class of equity securities or similar interests of any organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture. Except as set forth on Schedule 5.4 hereto, no equity security of any Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, right to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of such Subsidiary, and there are no Contracts, commitments, understandings or arrangements by which any Subsidiary is or may become bound to issue additional shares of its capital stock, or any option, warrant, scrip, right to subscribe to, call or commitment of any character whatsoever relating to, or securities or rights convertible into, any shares of its capital stock.

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5.5 No Conflicts; Consents and Approvals. The execution, delivery and performance of this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of any of the Securities and the Conversion Shares, and compliance by the Company with any provisions of the Transaction Documents will not: (i) constitute or result in a violation of or conflict with the Articles of Incorporation, Bylaws, or any other organizational or governing documents of Company or any Subsidiary; (ii) constitute or result in a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, or gives to any other Person any rights of termination, amendment, acceleration or cancellation of, any provision of any Contract, indenture or instrument to which Company or any Subsidiary is a party or by which it may be bound, or to which the Company or any Subsidiary or any of their Assets or properties may be bound (other than immaterial contracts relating to back office operations, systems and facilities or similar matters); (iii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, any Judgment; (iv) assuming that, in connection with the transactions contemplated hereby, the parties hereto timely make all of the filings required by applicable state securities Laws and under the applicable rules and regulations of the Trading Market constitute a violation of, or conflict with, any Law, rule, regulation, order, judgment or decree (including federal and state securities Laws); or (v) result in the loss or adverse modification of, or the imposition of any fine, penalty or other Encumbrance with respect to, any Permit granted or issued to, or otherwise held by or for the use of, the Company or any Subsidiary or any of the their Assets or properties; except, in the case of clause (v), for such violations, defaults, breaches, conflicts, losses, modifications or impositions that have not had and would not reasonably be expected to have a Material Adverse Effect. The Company is not in default or breach (and no event has occurred which with notice or lapse of time or both could put the Company in default or breach) under, and the Company has not taken any action or failed to take any action that would give to any other Person any rights of termination, amendment, acceleration or cancellation of, any material Contract to which the Company is a party or by which any property or Assets of the Company are bound or affected. Except with respect to the SEC and the Trading Market and as specifically contemplated by this Agreement or the Transaction Documents, the Company is not required to obtain any Consent of, from, or with any Governmental Authority, or any other Person, and no expiration or termination of any statutory waiting period is necessary, in order for the Company to execute, deliver or perform any of its obligations under this Agreement and the Transaction Documents in accordance with the terms hereof or thereof, or to issue, sell and deliver the Securities and the Conversion Shares in accordance with the terms hereof and thereof. All Consents which the Company is required to obtain pursuant to the immediately preceding sentence have been obtained or effected on or prior to the Effective Date or will be obtained or effected on or prior to Closing or as otherwise required under the rules and regulations of the applicable Governmental Authority.

5.6 Issuance of Securities. The Securities to be issued pursuant to this Agreement have been duly authorized by all necessary corporate action of the Company and, upon issuance in accordance with the terms hereof, the Common Shares, the Note and the Conversion Shares, as applicable, shall be duly and validly issued, fully paid and non-assessable, and free from all Encumbrances with respect to the issue thereof, and, assuming the accuracy of the representations and warranties of Buyer set forth in Article IV above, will be issued in compliance with all applicable United States federal and state securities Laws.

5.7 Listing and Maintenance Requirements; SEC Documents; Financial Statements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or that is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has filed all reports, schedules, forms, statements and other documents, together with any amendments thereto, required to be filed by it with the SEC under the Exchange Act (all of the foregoing filed within the two (2) years preceding the Effective Date and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”). The Company is current with its filing obligations under the Exchange Act and there are no outstanding comments from the SEC with respect to any report, schedule, form, statement and other document required to be filed by it with the SEC under the Exchange Act. The Company represents and warrants

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that true and complete copies of the SEC Documents are available on the SEC’s website (www.sec.gov) at no charge. As of their respective dates, the SEC Documents complied in all material respects with the applicable requirements of the Exchange Act, and none of the SEC Documents, at the time they were filed with or furnished to the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002. To the Knowledge of the Company as of the Effective Date, there are no facts or circumstances that would prevent its current Chief Executive Officer and Chief Financial Officer from giving the certifications and attestations required pursuant to Rules 13a-14 and 15d-14 under the Exchange Act, without qualification, with respect to the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2013. As of their respective dates, the financial statements of the Company included in the SEC Documents (collectively, the “Financial Statements”) (i) have been prepared from the books and records of the Company and the Subsidiaries, (ii) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (iii) have been prepared in accordance with GAAP, consistently applied during the periods involved and (iv) fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and comprehensive income/loss, changes in equity and cash flows for the periods then ended, subject, in the case of unaudited statements, to the absence of notes and normal year-end audit adjustments.

5.8 Absence of Certain Changes. Except as otherwise disclosed to Buyer in writing on or prior to the date hereof, since the date upon which the last of the SEC Documents was filed with the SEC, there has been no event or circumstance of any nature whatsoever that has resulted in, or would reasonably be expected to result in, a Material Adverse Effect.

5.9 Absence of Litigation; No Undisclosed Liabilities. Except as otherwise disclosed to Buyer in writing on or prior to the date hereof or as would not reasonably be expected to have a Material Adverse Effect, (i) there is no Proceeding before or by any Governmental Authority or any other Person, pending, or to the Knowledge of the Company, threatened or contemplated by, against or affecting the Company or any Subsidiary, or their Assets; and (ii) there are no outstanding Judgments against or affecting the Company, any Subsidiary, or their Assets. There are no obligations that are not appropriately reflected or reserved against in the financial statements described in Section 5.7 to the extent required to be so reflected or reserved against in accordance with GAAP, except for (i) liabilities that have arisen since December 31, 2012 in the ordinary course of business consistent with past practice and (ii) liabilities that have not had and would not reasonably be expected to have a Material Adverse Effect.

5.10 Title to Assets. Except as set forth on Schedule 5.10 hereto, the Company or a Significant Subsidiary has good and marketable title to, or a valid leasehold interest in, all of its Assets which are material to the business and operations of the Company and the Significant Subsidiaries as presently conducted, free and clear of all Encumbrances or restrictions on the transfer or use of same. Except as would not have a Material Adverse Effect, the Company’s Assets are in good operating condition and repair, ordinary wear and tear excepted.

5.11 Compliance with Laws. The Company and the Subsidiaries (i) are in material compliance with all applicable Laws and Judgments; (ii) to the Knowledge of the Company, have all material Permits and such Permits are in full force and effect and no material suspension or cancellation of any of them is threatened; and (iii) to the Knowledge of the Company, are not under investigation with respect to, and have not been threatened to be charged with or given notice of, any material violation of all applicable Laws and Judgments.

5.12 No Directed Selling Efforts or General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D promulgated under the Securities Act) in connection with the offer or sale of any of the Securities.

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5.13 Tax Matters. The Company and each of its Affiliates has made and timely filed all United States federal income Tax Returns and all foreign income Tax Returns and all other material Tax Returns required to be filed by it, and each such Tax Return has been prepared in material compliance with all applicable Laws, and all such Tax Returns are true and accurate in all material respects. Except and only to the extent that the Company or any of its Affiliates, as the case may be, has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported Taxes, the Company and each of its Affiliates has timely paid all Taxes shown or determined to be due on such Tax Returns, except those being contested in good faith, and the Company and each of its Affiliates has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such Tax Returns apply. There are no unpaid Taxes of the Company or any of its Affiliates in any material amount claimed to be due by the taxing authority of any jurisdiction, and, to the Knowledge of the Company, no basis for any such claim. The Company and each of its Affiliates has withheld and paid all Taxes to the appropriate Governmental Authority required to have been withheld and paid in connection with amounts paid or owing to any Person. There is no Proceeding or Claim for refund now in progress, pending or threatened against or with respect to the Company or any of its Affiliates, in each case, regarding Taxes. Neither the Company nor any of its Affiliates has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in each case, that is still in effect, or has pending a request for any such extension or waiver. Neither the Company nor any of its Affiliates has entered into any “listed transaction” within the meaning of Treasury Regulations section 1.6011-4(b)(2). Neither the Company nor any of its Affiliates has liability for the Taxes of any person other than the Company or any of its Affiliates under Treasury Regulations section 1.1502-6 (or any similar provision of state, local or foreign law). Neither the Company nor any of its Affiliates is party to, bound by or has any obligation under any Tax allocation, Tax sharing, Tax indemnity or similar agreement, arrangement or understanding (other than any agreement, arrangement or understanding solely among the Company and its Affiliates). Neither the Company nor any of its Affiliates is currently subject to a section 382 limitation, as defined in section 382 of the Code, with respect to any of its Tax attributes. The representation made in the previous sentence will be true immediately after the end of the Closing Date. The aggregate amount of the net operating loss carryovers for United States federal income tax purposes of the Company and its Affiliates as of December 31, 2011 equals or exceeds $88,830,601 and as of December 31, 2012, as currently estimated in good faith by the Company (but subject to future adjustment), equals or exceeds $86,051,682, and Schedule 5.13 attached hereto sets forth the dates on which such net operating loss carryforwards expire. The aggregate amount of the net capital loss carryovers for United States federal income tax purposes of the Company and its Affiliates as of December 31, 2011 equals or exceeds $41,251,297 and as of December 31, 2012, as currently estimated in good faith by the Company (but subject to future adjustment), equals or exceeds $58,892,311, and Schedule 5.13 attached hereto sets forth the dates on which such net capital loss carryforwards expire.

5.14 Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to Assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for Assets is compared with the existing Assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company (A) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Chief Executive Officer and the Chief Financial Officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the audit committee of the Board of Directors (x) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since December 31, 2010, (i) neither the Company nor any Subsidiary nor, to the Knowledge of the Company, any director, officer, employee, auditor, accountant

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or representative of the Company or any Subsidiary has received, or otherwise had or obtained knowledge of, any complaint, allegation, assertion or claim that the Company or any Subsidiary has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any Subsidiary, whether or not employed by the Company or any Subsidiary, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company.

5.15 Acknowledgment Regarding Buyer’s Purchase of the Securities. The Company acknowledges and agrees that Buyer is acting solely in the capacity of an “arm’s length” purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Buyer’s purchase of the Securities. The Company further represents to Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

5.16 Brokerage Fees. There is no Person acting on behalf of the Company as placement agent in connection with the transactions contemplated hereby, and, other than the Special Committee’s retention of Sandler O’Neill, there is no Person acting on behalf of the Company who is entitled to or has any claim for any financial advisory, brokerage or finder’s fee or commission in connection with the execution of this Agreement or the transactions contemplated hereby.

5.17 Investment Company. The Company is not an “investment company” as defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Company does not sponsor any person that is such an investment company.

5.18 Employee Matters. All benefit and compensation plans, contracts, policies, programs or arrangements covering current or former employees, Directors and consultants of the Company and its Subsidiaries (the “Employees”), including, but not limited to, “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and employment, consulting, retirement, pension, severance, termination, change in control, vacation, deferred compensation, stock option, stock purchase, stock appreciation rights, equity based, incentive, bonus, profit sharing, insurance, medical, welfare, fringe or other benefit plans, contracts, policies, programs or arrangements (the “Benefit Plans”) are listed in this Schedule 5.18 attached hereto, and each Benefit Plan which has received a favorable opinion letter from the Internal Revenue Service National Office, including any master or prototype plan, has been separately identified. All Benefit Plans are in substantial compliance with ERISA, the Code and other applicable laws. Each Benefit Plan which is subject to ERISA (the “ERISA Plans”) that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (“Pension Plan”) and that is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service and, to the Knowledge of the Company, there are no circumstances likely to result in revocation of any such favorable determination letter or the loss of the qualification of such Pension Plan under Section 401(a) of the Code. Neither the Company nor any Subsidiary has engaged in a transaction with respect to any ERISA Plan that, assuming the taxable period of such transaction expired as of the Effective Date, could subject the Company or any Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA in an amount which would be material. Neither the Company nor any of the Subsidiaries has incurred or reasonably expects to incur a material tax or penalty imposed by Section 4980F of the Code or Section 502 of ERISA. Neither the Company, any Subsidiary nor any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (x) maintains or contributes to or has within the past six years maintained or contributed to a Pension Plan that is subject to Subtitles C or D of Title IV of ERISA or (y) maintains or has an obligation to contribute to or has within the past six years maintained or had an obligation to contribute to a multiemployer plan, as defined in Section 3(37) of ERISA. All contributions required to be made under each Benefit Plan, as of the Effective Date, have been timely made and all obligations in respect of

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each Benefit Plan have been properly accrued and reflected in the Financial Statements. As of the Effective Date, there is no material pending or, to the Knowledge of the Company threatened, litigation relating to the Benefit Plans. Neither the Company nor any Subsidiary has any obligations for retiree health and life benefits under any Benefit Plan or collective bargaining agreement. The Company or its Subsidiaries may amend or terminate any such retiree health and life plan at any time without incurring any liability thereunder other than in respect of claims incurred prior to such amendment or termination. There has been no amendment to, announcement by the Company or any Subsidiary relating to, or change in participation or coverage under, any Benefit Plan which would increase materially the expense of maintaining such plan above the level of the expense incurred therefor for the most recent fiscal year. None of the transactions contemplated by this Agreement or the other Transaction Documents, individually or in the aggregate, (i) constitute a “change in control” or “change of control” (or phrases of similar import) within the meaning of any Benefit Plan, (ii) result in any payment or benefit (including severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any Employee, the Directors or any consultant of the Company or any Subsidiary under any Benefit Plan, (iii) result in payments under any of the Benefit Plans which would not be deductible under Section 162(m) of the Code, (iv) increase any compensation or benefits otherwise payable under any Benefit Plan, (v) result in any acceleration of the time of payment or vesting of any such benefits, (vi) require the funding or increase in the funding of any such benefits, or (vii) result in any limitation on the right of the Company or any Subsidiary to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.

5.19 Risk Management; Derivatives. The Company and the Significant Subsidiaries have in place risk management policies and procedures designed to protect against material risks of the type and in amounts reasonably expected to be incurred by Persons of similar size and in similar lines of business as the Company and the Significant Subsidiaries.

5.20 Foreign Corrupt Practices and International Trade Sanctions. To the Knowledge of the Company, neither the Company nor any Subsidiary, nor any of their respective directors, officers, agents, employees or any other persons acting on their behalf (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal, or state legal requirement; (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person knowing that the person shall pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing any improper advantage, or inducing a foreign official to use their influence to affect a governmental decision; (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts; (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations; or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

5.21 Rule 144. With a view to making available to Buyer the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”), or any similar rule or regulation of the SEC that may at any time permit Buyer to sell any of the Securities to the public without registration, the Company represents and warrants that: (i) the Company is, and has been for a period of at least ninety (90) days immediately preceding the Effective Date, subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; (ii) the Company has filed all required reports under Section 13 or 15(d) of the Exchange Act, as applicable, during the twelve (12) months preceding the Closing Date (or for such shorter period that the Company was required to file such reports); and (iii) the Company is not and has not been an issuer defined as a Shell Company.

Buyer acknowledges and agrees that the Company makes no representations or warranties whatsoever, express or implied, except for those specifically set forth in this Article V, in any certificate delivered hereto or in any other Transaction Document.

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ARTICLE VI

COVENANTS

6.1 Use of Proceeds. The proceeds from the purchase and sale of the Securities shall be used by the Company for general corporate purposes.

6.2 Affirmative Covenants of the Company. Following the Closing, for so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock), unless waived in writing by Buyer:

(a) Reporting Status; Listing. The Company shall (i) file all reports required to be filed under the Securities Act, under the Exchange Act, under any federal or state securities Laws and regulations applicable to the Company, and under the rules and regulations of the Trading Market; and (ii) comply in all material respects with the Company’s required reporting, filing and other obligations under the Bylaws or rules of the Trading Market.

(b) Rule 144. The Company shall:

i. use its reasonable best efforts to make, keep and ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144, is publicly available;

ii. furnish to Buyer, promptly upon reasonable request, such statements, reports, documents or other information as may be reasonably requested by Buyer to permit Buyer to sell any of the Securities or Conversion Shares pursuant to Rule 144 without limitation or restriction;

iii. promptly, at the request of Buyer, give the Company’s transfer agent instructions to the effect that, upon the transfer agent’s receipt from Buyer of a certificate (a “Rule 144 Certificate”) certifying the eligibility for sale under Rule 144 of any portion of the Securities or Conversion Shares which Buyer proposes to sell (the “Securities Being Sold”), and receipt by the transfer agent of a “Rule 144 Opinion” from the Company or its counsel (or from Buyer and its counsel), the transfer agent is to effect the transfer of the Securities Being Sold and issue to such transferee(s) thereof the transferred Securities Being Sold. If the transfer agent requires any additional documentation in connection with any proposed transfer by Buyer of any Securities Being Sold, then the Company shall promptly deliver or cause to be delivered to the transfer agent or to any other Person, all such additional documentation as may be necessary to effectuate the transfer of the Securities Being Sold and the issuance of an unlegended certificate to any transferee thereof, all at the Company’s expense; and

iv. take such further action as Buyer may reasonably request, all to the extent required from time to time to enable Buyer to sell the Securities or the Conversion Shares without registration under the Securities Act.

(c) Access to Books and Records. The Company shall afford to Buyer and its representatives (including officers and employees of Buyer, and counsel, accountants and other professionals retained by Buyer), during normal business hours and upon reasonable notice to the Company, such access to the Company’s books, records, properties and personnel and to such other information as Buyer may reasonably request; provided, however, that the Company may withhold such access to Buyer or any such representative in the event that Buyer or such representative shall fail to execute a confidentiality agreement in a form reasonably satisfactory to the Company.

(d) Efforts. The Company shall use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary Consents or Permits, or any exemption by, all third parties and Governmental Authorities, and expiration or termination of any applicable waiting periods, necessary or advisable to consummate the transactions contemplated by this Agreement and the other Transaction Documents and to perform covenants contemplated by this Agreement and the other Transaction Documents.

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6.3 Affirmative Covenants of Mead Park. Following the Closing, for so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock), unless waived in writing by the Company, Mead Park shall use its reasonable best efforts to:

(a) provide the Company with access to information regarding the funding relationships of Mead Park and its Affiliates;

(b) assist the Company in establishing business relationships with credit trading desks at other institutions;

(c) source new corporate medium-term notes and new annuities for distribution through the Company’s distribution channels;

(d) assist the Company with sourcing external personnel to expand key business lines within the Company; and

(e) introduce the Company to potential sources of capital.

In addition, following the Closing, for so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock), Mead Park and its Affiliates shall, to the extent commercially practicable, offer PrinceRidge the opportunity to serve as a co-manager for the placement of securities in connection with collateralized loan obligation (CLO) products and other similar securitization transactions sponsored and/or managed by Mead Park or its controlled Affiliates, on commercially reasonable and arms’ length terms.

6.4 Fees and Expenses. Each party shall bear its own expenses in connection with the transactions contemplated by this Agreement and the Transaction Documents; provided, however, that in the event that Buyer terminates this Agreement under Section 10.1(b)i or Section 10.1(e)(i) or the Company terminates this Agreement under Section 10.1(f)(ii), the Company will reimburse Buyer for all out-of-pocket expenses incurred by Buyer and its Affiliates in connection with due diligence, the negotiation and preparation of this Agreement, the Transaction Documents and the undertaking of the transactions contemplated herein and therein (including fees and expenses of counsel), up to an aggregate maximum amount of Three Hundred Thousand Dollars ($300,000).

6.5 Reservation of Shares. The Company shall, at all times, have authorized and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary for the issuance of all of the Conversion Shares upon conversion of the Note (collectively, the “Share Reserve”). If at any time the Share Reserve is insufficient, then the Company shall, as soon as reasonably practicable, take all required measures to implement an increase of the Share Reserve accordingly. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, then the Company shall call and hold a special meeting of the stockholders of the Company within ninety (90) business days of such occurrence, for the purpose of increasing the number of shares of Common Stock authorized, and, at any such special meeting, the Company’s management shall recommend to the stockholders to vote in favor of increasing the number of shares of Common Stock authorized.

6.6 Disclosure of Transactions and Other Material Information. The Company shall, on or before 8:30 a.m., New York City time, on the first (1st) trading day after the date of this Agreement, issue a press release disclosing the material terms of the transactions contemplated by this Agreement and the Transaction Documents. On or before 5:30 p.m., New York City time, on the second (2nd) business day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Agreement and by the Transaction Documents in the form required by the Exchange Act (the “8-K Filing”). None of the Company, its Subsidiaries, or Buyer shall issue any press releases or any other

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public statements with respect to the transactions contemplated by this Agreement or by the Transaction Documents without the express written consent of all of the other parties to this Agreement (such consent not to be unreasonably withheld or delayed); provided, however, that the Company shall be entitled, without the prior approval of Buyer, to file the 8-K Filing or other public disclosure as is required by applicable Law and regulations, subject to providing Buyer with reasonable opportunity to comment thereon. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Buyer or any of its Affiliates, or include the name of Buyer or any of its Affiliates in any filing with the SEC or any regulatory agency or Trading Market, without the prior consent of Buyer (such consent not to be unreasonably withheld or delayed), except: (a) as required by federal securities Laws in connection with (x) the 8-K Filing, (y) any registration statement contemplated by the Registration Rights Agreement, or (z) the filing of this Agreement and the final Transaction Documents with the SEC; and (b) to the extent that such disclosure is required by Law or Trading Market rules and regulations, in which case the Company shall provide Buyer with prior notice of such disclosure permitted under this clause (b).

6.7 NYSE MKT Listing Application. Following the Effective Date and prior to the Closing, the Company shall prepare and file with the NYSE MKT an Additional Listing Application (the “Listing Application”) relating to the Common Shares and the Conversion Shares.

6.8 Stockholder Meeting and Company Proxy Statement. As promptly as reasonably possible following the Effective Date, but in any event within forty-five (45) days of the Effective Date, the Company shall call a meeting of its stockholders (the “2013 Annual Meeting of Stockholders”) to vote on, among other things, proposals (collectively, the “Stockholder Proposal”) regarding the issuance of the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares for purposes of Sections 711 and 713 of the NYSE MKT’s Company Guide, as applicable. The Board of Directors shall recommend to the Company’s stockholders that such stockholders approve the Stockholder Proposal, and shall not modify or withdraw such resolution. In connection with the 2013 Annual Meeting of Stockholders, the Company shall promptly prepare and file with the SEC a Definitive Proxy Statement on Schedule 14A pursuant to Section 14(a) of the Exchange Act (the “Company Proxy Statement”), shall use its reasonable best efforts to solicit proxies for such stockholder approval and shall use its reasonable best efforts to respond to any comments of the SEC or its staff and to cause a definitive proxy statement related the 2013 Annual Meeting of Stockholders to be mailed to the Company’s stockholders promptly after clearance by the SEC. The Company shall notify Buyer promptly of the receipt of any comments from the SEC or its staff with respect to the Company Proxy Statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and shall supply Buyer with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to the 2013 Annual Meeting of Stockholders there shall occur any event that is required to be set forth in an amendment or supplement to the Company Proxy Statement, the Company shall promptly prepare and mail to its stockholders such an amendment or supplement. The Company agrees promptly to correct any information provided by it or on its behalf for use in the Company Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall promptly prepare and mail to its stockholders an amendment or supplement to correct such information to the extent required by applicable Laws. The Company shall consult with Buyer prior to mailing the Company Proxy Statement, or any amendment or supplement thereto, and provide Buyer with reasonable opportunity to comment thereon. The Board of Directors’ recommendation described in this Section 6.8 shall be included in the Company Proxy Statement.

6.9 Board Representatives; Chairman of the Board.

(a) 2013 Annual Meeting of Stockholders. The Board of Directors shall (i) nominate Christopher Ricciardi and Jack DiMaio for election to the Board of Directors at the 2013 Annual Meeting of Stockholders; (ii) recommend to the Company’s stockholders the election of Messrs. Ricciardi and DiMaio at such meeting; and (iii) solicit proxies for Messrs. Ricciardi and DiMaio in connection with such meeting to the same extent as it does for any of its other nominees to the Board of Directors.

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(b) Qualifying Board Representatives.

i. Following the Closing, if Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own fifteen percent (15%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock) (a “Qualifying Ownership Interest”) as of the record date of a Meeting, then:

(A) Buyer shall be entitled to designate two (2) individuals (the “Qualifying Board Representatives”) to stand for election to the Board of Directors at such Meeting; provided, however, that such Qualifying Board Representatives shall have satisfied all of the requirements applicable to the Directors under applicable Law, the Articles of Incorporation, the Bylaws and any customary director qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing; and

(B) the Board of Directors shall (i) nominate such Qualifying Board Representatives for election to the Board of Directors at such Meeting; (ii) recommend to the Company’s stockholders the election of the Qualified Board Representatives at such Meeting; and (iii) solicit proxies for such Qualifying Board Representatives in connection with such Meeting to the same extent as it does for any of its other nominees to the Board of Directors.

ii. Upon any Qualifying Board Representative’s death, resignation, retirement, disqualification or removal from office as a Director (including by failure to elect or re-elect), if there is a vacancy on the Board of Directors as a result of such occurrence, then:

(A) Buyer shall have the right to designate the successor for such Qualifying Board Representative; provided, however, that such successor shall have satisfied all of the requirements applicable to the Directors under applicable Law, the Articles of Incorporation, the Bylaws and any customary director qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing; and

(B) the Board of Directors take all necessary actions to fill the vacancy resulting therefrom with such successor.

(c) Minority Board Representative.

i. Following the Closing, if Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own less than a Qualifying Ownership Interest but at least ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock) (a “Minority Ownership Interest”) as of the record date of a Meeting, then:

(A) Buyer shall be entitled to designate one (1) individual (the “Minority Board Representative”) to stand for election to the Board of Directors at such Meeting; provided, however, that such Minority Board Representative shall have satisfied all of the requirements applicable to the Directors under applicable Law, the Articles of Incorporation, the Bylaws and any customary director qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing; and

(B) the Board of Directors shall (i) nominate such Minority Board Representative for election to the Board of Directors at such Meeting; (ii) recommend to the Company’s stockholders the election of the Minority Board Representative at such Meeting; and (iii) solicit proxies for such Minority Board Representative in connection with such Meeting to the same extent as it does for any of its other nominees to the Board of Directors.

ii. Upon any Minority Board Representative’s death, resignation, retirement, disqualification or removal from office as a Director (including by failure to elect or re-elect), if there is a vacancy on the Board of Directors as a result of such occurrence, then:

(A) Buyer shall have the right to designate the successor for such Minority Board Representative; provided, however, that such successor shall have satisfied all of the requirements applicable to

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the Directors under applicable Law, the Articles of Incorporation, the Bylaws and any customary director qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing; and

(B) the Board of Directors take all necessary actions to fill the vacancy resulting therefrom with such successor.

(d) Removal of Board Representatives. Notwithstanding any other provision of this Agreement, if Buyer, Mead Park and its or their controlled Affiliates and Principals shall collectively own less than a Qualifying Ownership Interest but continue to collectively own a Minority Ownership Interest, then (i) the terms and conditions set forth in Section 6.9(b) shall be null and void; and (ii) if so requested by the Board of Directors (in its sole discretion), Buyer shall cause one (1) of the Qualifying Board Representatives (or its successor designated by Buyer pursuant to Section 6.9(b)) of Buyer’s choosing to resign from his or her position as Director. Notwithstanding any other provision of this Agreement, if Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own less than a Qualifying Ownership Interest or a Minority Ownership Interest, then (A) the terms and conditions set forth in Section 6.9(b) and Section 6.9(c) shall be null and void; and (B) if so requested by the Board of Directors (in its sole discretion), Buyer shall cause any Qualifying Board Representatives, Minority Board Representative, or any of their respective successors designated by Buyer pursuant to Section 6.9(b) and/or Section 6.9(c), to resign from his or her position as Director.

(e) Chairman. No later than the Closing Date, and thereafter for so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own a Minority Ownership Interest and Jack DiMaio is a Director and agrees to act as Chairman of the Board of Directors, the Company shall cause Jack DiMaio to be elected and appointed as the Chairman of the Board of Directors subject to his satisfaction of all of the requirements applicable to the Chairman position under applicable Law, the Articles of Incorporation, the Bylaws and any customary chairman qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing. For so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own a Minority Ownership Interest, and both (i) Jack DiMaio is no longer Chairman of the Board of Directors due to his death, disqualification or removal from office as Director and (ii) Christopher Ricciardi is a Director and agrees to act as Chairman of the Board of Directors, then the Company shall cause Christopher Ricciardi to be elected and appointed as the Chairman of the Board of Directors subject to satisfaction of all of the requirements applicable to the Chairman position under applicable Law, the Articles of Incorporation, the Bylaws and any customary chairman qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing. In all other situations (including in the event Mr. DiMaio resigns or retires from his positions as Chairman of the Board of Directors), the Chairman of the Board of Directors shall be elected and appointed pursuant to the Bylaws.

6.10 Gross-Up Rights.

(a) Sale of New Securities. After the Closing, for so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock) (before giving effect to any issuances triggering provisions of this Section 6.10), at any time that the Company or IFMI, LLC makes any public or nonpublic offering or sale of any equity (including the Common Stock, or any preferred stock or restricted stock), or any securities, options or debt that is convertible or exchangeable into equity (including Convertible IFMI LLC Units) or that includes an equity component (such as, an “equity” kicker) (including any hybrid security) (any such security, a “New Security”) other than (i) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board of Directors (so long as the authorized awards under the Company’s stock incentive plans represent less than ten percent (10%) of the outstanding shares of the Company’s capital stock) or the issuance of capital stock pursuant to any employee stock purchase plan of the Company approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case, in the ordinary course of providing incentive

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compensation, (ii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction, (iii) issuances of shares of the Common Stock upon the conversion or exercise of any convertible preferred stock or notes outstanding as of the Effective Date or issued pursuant to the Transaction Documents, in each case, in accordance with the terms thereof as of the Effective Date); (iv) issuances of rights, stock or other property pursuant to the Shareholder Rights Plan; or (v) issuances of Convertible IFMI LLC Units pursuant to Section 6.10(x) or (y) of the IFMI LLC Agreement, Buyer shall be afforded the opportunity to acquire from the Company and/or IFMI, LLC for the same price (net of any underwriting discounts or sales commissions) and on the same terms as New Securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate equivalent interest in the Company immediately prior to any such issuance of New Securities (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock).

(b) Notice. In the event the Company and/or IFMI, LLC proposes to offer or sell New Securities that are subject to Buyer’s rights under Section 6.10(a), the Company and/or IFMI, LLC (as applicable) shall give Buyer written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing and other terms upon which the Company and/or IFMI, LLC proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than five (5) business days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company and/or IFMI, LLC proposes to pursue any other offering. Buyer shall then have ten (10) business days from the date of receipt of such a notice to notify the Company and/or IFMI, LLC (as applicable) in writing that it intends to exercise its rights provided in this Section 6.10 and as to the amount of New Securities Buyer desires to purchase, up to the maximum amount calculated pursuant to Section 6.10(a). Such notice shall constitute a nonbinding indication of interest of Buyer to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s and/or IFMI, LLC’s notice to it. The failure of Buyer to respond within such ten (10) business day period shall be deemed to be a waiver of Buyer’s rights under this Section 6.10 only with respect to the offering described in the applicable notice. The Company shall cause IFMI, LLC to comply with this Section 6.10.

6.11 Redemption Transactions. Following the Closing, for so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock), the Company shall not redeem, recapitalize or repurchase any shares of capital stock of the Company, or rights, options or warrants to purchase shares of capital stock of the Company, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for capital stock of the Company (except with respect to the Conversion Shares) unless Buyer is given the right to participate in such redemption, recapitalization, or repurchase in a pro rata manner.

6.12 Additional Covenants Prior to Closing. Prior to the earlier of the Closing Date and the termination of this Agreement pursuant to Section 10.1, except as expressly provided in this Agreement or as otherwise consented to in writing in advance by Buyer:

(a) The Company shall promptly provide Buyer with written notice of the occurrence of any circumstance, event, change, development or effect occurring after the date hereof and relating to the Company or any Subsidiary of which the Company has Knowledge and which constitutes a Material Adverse Effect or otherwise causes or renders any of the representations and warranties of the Company or any Subsidiary, as applicable, set forth in this Agreement to be inaccurate.

(b) The Company shall not agree to any amendment, waiver or modification of the Transaction Documents to which Buyer is not a party.

(c) The Company will not modify, in any manner, the limited liability company agreement of IFMI, LLC, other than by the effectiveness of the LLC Agreement Amendment, which amendment shall not be modified in any manner.

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(d) The Company shall and shall cause the Subsidiaries to take all actions necessary to ensure that none of the transactions contemplated by this Agreement or the other Transaction Documents, individually or in the aggregate, shall give rise to a “change in control” or “change of control,” the acceleration of any right, or result in any additional rights, under any Benefit Plan.

(e) The Company shall, and shall cause each Subsidiary to conduct its and their businesses only in the ordinary course of business consistent with past practice and shall use reasonable best efforts to maintain and preserve its and each Subsidiary’s business (including its business organization, Assets, goodwill and insurance coverage) and preserve business relationships with customers, strategic partners and others having business dealings with it.

(f) Except as required pursuant to any existing written, binding agreements in effect prior to the date of this Agreement, the Company shall not, and shall cause each Subsidiary to not, take any of the following actions:

i. other than in the ordinary course of business, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other Person or incur any indebtedness of the Company that would be senior in right of payment or any other respect to the Note;

ii. (A) adjust, split, combine or reclassify any capital stock of the Company; (B) make, declare or pay any dividend, or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of capital stock or any securities or obligations convertible into or exchangeable for any shares of the capital stock (except dividends paid by any Subsidiary to the Company or any of the Company’s other wholly-owned Subsidiaries and regular quarterly dividends in an amount not to exceed $0.02 per share); (C) grant any stock options, stock appreciation rights, performance shares, restricted stock units, restricted shares or other equity-based awards or interests, or grant any Person any right to acquire any shares of capital stock; or (D) issue, sell or otherwise permit to become outstanding any additional shares of capital stock or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock or any options, warrants, or other rights of any kind to acquire any shares of capital stock, except pursuant to the exercise of stock options or the settlement of equity compensation awards outstanding as of the Effective Date in accordance with their terms or as otherwise permitted by this Agreement;

iii. sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties or Assets to any Person other than a wholly-owned Subsidiary, or cancel, release or assign any indebtedness to any such Person or any Claims held by any such Person, in each case other than in the ordinary course of business or pursuant to contracts or agreements in force at the date of this Agreement;

iv. except for transactions in the ordinary course of business or pursuant to Contracts or agreements in force at the date of this Agreement or permitted by this Agreement, make any material investment either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or non-investment assets of any other Person other than a wholly-owned Subsidiary or make any capital expenditure in excess of Two Hundred Thousand Dollars ($200,000);

v. except for transactions in the ordinary course of business, terminate, materially amend, or waive any material provision of, any material Contract, as the case may be, or make any change in any instrument or agreement governing the terms of any of its securities, or material Contract, other than normal renewals of Contracts without material adverse changes of terms, or enter into any material Contract;

vi. except as required under applicable law or the terms of any Benefit Plan existing as of the Effective Date, as applicable, (A) enter into, adopt or terminate any employee benefit or compensation plan, program, policy or arrangement for the benefit or welfare of any current or former employee, officer, director or consultant, (B) amend (whether in writing or through the interpretation of) any employee benefit or compensation plan, program, policy or arrangement for the benefit or welfare of any current or former employee, officer, director or consultant, (C) materially increase the compensation or benefits payable to any current or

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former employee, officer, director or consultant (other than in connection with a promotion or change in responsibilities), (D) pay or award, or commit to pay or award, any bonuses or incentive compensation other than in the ordinary course consistent with past practice, (E) grant or accelerate the vesting of any equity-based awards or other compensation, (F) enter into any new, or amend any existing, employment, severance, change in control, retention, bonus guarantee, collective bargaining agreement or similar agreement or arrangement, (G) fund any rabbi trust or similar arrangement, (H) terminate the employment or services of any officer or any employee whose target annual compensation is greater than One Hundred Thousand Dollars ($100,000), other than for cause, or (I) hire any officer, employee, independent contractor or consultant who has target annual compensation (excluding targeted annual compensation based on commission) greater than One Hundred Thousand Dollars ($100,000);

vii. settle any material Claim, except in the ordinary course of business or for settlement of a Claim that is settled in an amount and for consideration not in excess of Five Hundred Thousand Dollars ($500,000) and that would not impose any material restriction on the business of the Company or any Subsidiary;

viii. amend its organizational documents or its bylaws or comparable governing documents;

ix. other than in prior consultation with Buyer, materially restructure or materially change its investment securities or derivatives portfolio or its interest rate exposure, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported or purchase any security rated below investment grade other than in the ordinary course of business within the capital limits currently in use by the Company;

x. enter into any new line of business;

xi. take any action that, or fail to take any action the failure of which to be taken, could reasonably be expected to prevent or materially delay the consummation of the transactions contemplated in this Agreement and the Transaction Documents; or

xii. take, offer, propose or authorize any of, or commit or agree to take any of, the foregoing.

6.13 Efforts. Each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to consummate and make effective as promptly as practicable the transactions contemplated hereby and under the other Transaction Documents and to cooperate with the other parties in connection with the foregoing. Without limiting the generality of the foregoing, the Company shall use its reasonable best efforts to (i) obtain any required approvals or consents as promptly as practicable, (ii) to lift or rescind as promptly as practicable any injunction or restraining order or other order adversely affecting the ability of the parties hereto to consummate the transactions contemplated hereby, (iii) to effect all necessary registrations and filings, if any, and (iv) to fulfill all of the conditions to the obligations of the parties to consummate the transactions contemplated by this Agreement set forth in Article VIII. Without limiting the generality of the foregoing, Buyer shall use its reasonable best efforts to fulfill all of the conditions to the obligations of the parties to consummate the transactions contemplated by this Agreement set forth in Sections 7.1 and 7.4.

ARTICLE VII

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS TO SELL

The obligation of the Company hereunder to issue and to sell the Securities to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

7.1 Buyer’s Execution of Transaction Documents. Buyer shall have executed the Transaction Documents that require Buyer’s execution, and delivered such Transaction Documents to the Company.

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7.2 NYSE MKT Approval of the Listing of the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares. Pursuant to the Listing Application, the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares shall have been approved for listing on the NYSE MKT by the NYSE MKT.

7.3 Company Stockholder Approval of Contemplated Transactions. In connection with the Company Proxy Statement, the Company’s stockholders shall have approved the issuance of the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares.

7.4 Accuracy of Buyer’s Representations; Compliance with Covenants. The representations and warranties of Buyer other than the Buyer Fundamental Representations shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article IV above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), the Buyer Fundamental Representations shall be true and correct in all respects (except for de minimis failures) and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

ARTICLE VIII

CONDITIONS PRECEDENT TO BUYER’S OBLIGATIONS TO PURCHASE

The obligation of Buyer hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions (which conditions shall be deemed satisfied upon the occurrence of the Closing), provided that these conditions are for Buyer’s sole benefit and may be waived by Buyer at any time in its sole discretion:

8.1 Company Execution of the Transaction Documents. The Company shall have executed and delivered the Transaction Documents that require the Company’s execution and delivered such Transaction Documents to Buyer and all such Transaction Documents shall have been fully executed by all other parties thereto (other than Buyer) and remain in full force and effect.

8.2 NYSE MKT Approval of the Listing of the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares. Pursuant to the Listing Application, the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares shall have been approved for listing on the NYSE MKT by the NYSE MKT.

8.3 Company Stockholder Approval of Contemplated Transactions. In connection with the Company Proxy Statement, the Company’s stockholders shall have approved the issuance of the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares.

8.4 Composition of the Board of Directors. The Board of Directors shall consist of Daniel G. Cohen, Jack DiMaio, Christopher Ricciardi, and five (5) of the Current Independent Directors. In addition, Jack DiMaio shall be Chairman of the Board of Directors, and Daniel G. Cohen shall be Vice-Chairman of the Board of Directors and President of the Company’s European operations, including the President of CCFL.

8.5 Employment Agreements. The Cohen IFMI Employment Agreement shall have been amended and restated and the Cohen PrinceRidge Employment Agreement shall have been terminated, in each case, as provided in the Amended and Restated Cohen Employment Agreement, which shall be in full force and effect as of the Closing.

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8.6 Cohen Purchase Agreement. The Cohen Purchase Agreement shall remain in effect and, simultaneous with the Closing, Cohen Bros. shall purchase from the Company and the Company shall sell to Cohen Bros. (i) the Cohen Shares, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000); and (ii) the Cohen Note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000), pursuant to the Cohen Purchase Agreement.

8.7 Accuracy of Company’s Representations; Compliance with Covenants. The representations and warranties of the Company other than the Company Fundamental Representations and the representations set forth in Section 5.13 (Tax Matters) shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article V above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, in which case they shall be true and correct in all material respects as of such specified date), the Company Fundamental Representations and the representations set forth in Section 5.13 (Tax Matters) shall be true and correct in all respects (except for de minimis failures) and, with respect to any matter disclosed to Buyer in writing in response to a representation set forth Article V, there shall have been no materially adverse developments that would reasonably be expected to result in a Material Adverse Effect in connection with any such matter. The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

8.8 Closing Certificates. The Company shall have executed and delivered to Buyer a closing certificate in substance and form reasonably required by Buyer, which closing certificate shall include and attach as exhibits: (i) a true copy of a certificate of good standing evidencing the formation and good standing of the Company, from the State of Maryland Department of Assessments and Taxation, as of a date within thirty (30) days of the Closing Date; (ii) the Articles of Incorporation; (iii) the Bylaws; and (iv) copies of the resolutions of the of the Company, consistent with Section 5.2, as adopted by the Board of Directors in a form reasonably acceptable to Buyer, and a senior executive officer of the Company shall have executed and delivered to Buyer a closing certificate, dated as of the Closing Date, certifying to the effect that the conditions set forth in Section 8.7 have been satisfied.

8.9 Opinion. Buyer shall have received from outside counsel to the Company, a written opinion dated as of the Closing Date that addresses (i) the due incorporation of the Company, (ii) the due authorization and valid issuance of the Common Shares and (iii) the due authorization, execution and delivery of this Agreement and the Transaction Documents and shall also have received a 10b-5 letter in form and substance reasonably satisfactory to Buyer.

8.10 Tax Benefits. Since the date of this Agreement, (i) there shall have been no material change to any rules under Sections 382, 383 or 384 of the Code that adversely affect the application of Sections 382, 383 or 384 of the Code to any net operating losses, unrealized built-in losses or other tax attributes of the Company and any Affiliate (if relevant) that exist on or after the Closing Date; and (ii) an Ownership Change (as defined by Section 382(g) of the Code), in Buyer’s reasonable judgment, has not occurred and will not occur as a result of the transactions contemplated herein. The Shareholder Rights Plan shall be in effect and shall have been in continuous effect since the Effective Date, with the distribution of preferred stock purchase rights occurring promptly thereafter.

8.11 Articles Supplementary; Designation and Issuance of Series E Voting Non-Convertible Preferred Stock. Articles supplementary to the Company’s Articles of Incorporation that provide for the designation of the Series E Voting Non-Convertible Preferred Stock shall have been filed with the State of Maryland Department of Assessments and Taxation and shall be effective. In accordance with the terms and provisions of the Exchange Agreement, any and all outstanding shares of Series D Voting Non-Convertible Preferred Stock shall have been

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exchanged into outstanding shares of Series E Voting Non-Convertible Preferred Stock, which series shall be perpetual, and all such shares of Series E Voting Non-Convertible Preferred Stock shall have been duly authorized, validly issued and shall be fully paid and nonassessable.

8.12 Amendment to IFMI LLC Agreement. The LLC Agreement Amendment shall be effective.

8.13 No Injunctions. No provision of any applicable Law and no Judgment shall prohibit the Closing or shall prohibit or restrict Buyer or its Affiliates from owning, voting, converting or exercising any Securities or Conversion Shares in accordance with the terms thereof and no Proceeding shall have been commenced by a Governmental Authority seeking to effect any of the foregoing.

ARTICLE IX

INDEMNIFICATION

9.1 Company’s Obligation to Indemnify. The Company hereby agrees to defend, indemnify and hold harmless Buyer and Buyer’s Affiliates and subsidiaries, and its respective directors, officers, partners, employees, agents and representatives, and any Person who controls Buyer, and the successors and assigns of each of the foregoing (collectively, the “Buyer Indemnified Parties”), to the fullest extent lawful, from and against any and all Claims made, brought or asserted against the Buyer Indemnified Parties, or any one of them, and the Company hereby agrees to pay or reimburse the Buyer Indemnified Parties for any and all amounts arising out of Claims payable by any of the Buyer Indemnified Parties to any Person, as well as reasonable attorneys’ and paralegals’ fees and expenses, court costs, settlement amounts, costs of investigation and other similar costs, as a result of, or arising out of, or relating to: (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or (ii) any breach of any covenant, agreement or Obligation of the Company contained in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Claims covered hereby, which is permissible under applicable Law. The Company will not be liable to Buyer under this indemnity: (x) for any settlement by Buyer in connection with any Claim effected without the Company’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; or (y) to the extent that a Claim is attributable to Buyer’s breach of any of the representations, warranties, covenants or agreements made by Buyer in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. Notwithstanding anything to the contrary contained in this Section 9.1 or anywhere else in this Agreement or in the Transaction Documents, the aggregate amount of indemnification which may be sought, claimed and/or recovered by the Buyer Indemnified Parties (collectively) from the Company pursuant to this Section 9.1 relating to a breach of a representation or warranty by the Company (other than a breach of the Company Fundamental Representations, excluding the representation and warranty of the Company set forth in clause (ii) of Section 5.5) shall not, under any circumstances, exceed Ten Million Dollars ($10,000,000).

9.2 Buyer’s Obligation to Indemnify. Buyer agrees to defend, indemnify and hold harmless the Company and each of the Company’s Affiliates and Subsidiaries, and their respective directors, officers, partners, employees, agents and representatives, and the successors and assigns of each of the foregoing (collectively, the “Company Indemnified Parties”), to the fullest extent lawful, from and against any and all Claims made, brought or asserted against the Company Indemnified Parties, or any one of them, and Buyer hereby agrees to pay or reimburse the Company Indemnified Parties for any and all amounts arising out of Claims payable by any of the Company Indemnified Parties to any Person, as well as reasonable attorneys’ and paralegals’ fees and expenses, court costs, settlement amounts, costs of investigation and other similar costs, as a result of, or arising out of, or relating to: (i) any misrepresentation or breach of any representation or warranty made by Buyer in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or

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thereby or (ii) any breach of any covenant, agreement or Obligation of Buyer contained in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by Buyer may be unenforceable for any reason, Buyer shall make the maximum contribution to the payment and satisfaction of each of the Claims covered hereby, which is permissible under applicable Law. Buyer will not be liable to the Company under this indemnity: (x) for any settlement by the Company in connection with any Claim effected without Buyer’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; or (y) to the extent that a Claim is attributable to the Company’s breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. Notwithstanding anything to the contrary contained in this Section 9.2 or anywhere else in this Agreement or in the Transaction Documents, the aggregate amount of indemnification which may be sought, claimed and/or recovered by the Company Indemnified Parties (collectively) from Buyer pursuant to this Section 9.2 relating to a breach of representation or warranty made by Buyer (other than a breach of the Buyer Fundamental Representations) shall not, under any circumstances, exceed Three Hundred Thousand Dollars ($300,000).

ARTICLE X

TERMINATION

10.1 Termination Events. This Agreement may be terminated at any time prior to the Closing:

(a) by the written consent of the Company and Buyer.

(b) by Buyer with written notice to the Company if:

i. a material breach of this Agreement has been committed by the Company and such material breach has not been (i) waived in writing by Buyer, or (ii) cured by the Company to the reasonable satisfaction of Buyer within fifteen (15) days following the Company’s receipt of written notice of such material breach from Buyer; or

ii. the Closing shall not have occurred on or before September 30, 2013 (the “Transaction Deadline”), unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by Buyer prior to the Closing.

(c) by the Company with written notice to Buyer if:

i. a material breach of this Agreement has been committed by Buyer and such material breach has not been (i) waived in writing by the Company, or (ii) cured by Buyer to the reasonable satisfaction of the Company within fifteen (15) days following Buyer’s receipt of written notice of such material breach from the Company; or

ii. the Closing shall not have occurred on or before the Transaction Deadline, unless such failure shall be due to the failure of the Company to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by the Company prior to the Closing.

(d) by Buyer or the Company in the event that there shall be (i) any Law that makes the consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited, or (ii) any Judgment restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement and such Judgment shall have become final and non-appealable.

(e) (i) by Buyer, if any of the conditions to Closing set forth in Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.11, or 8.12 are not capable of being satisfied on or before the Transaction Deadline, provided, in each case, that

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Buyer is not the reason that such condition is not capable of being satisfied, or (ii) by Buyer, if any of the conditions to Closing set forth in Sections 8.10 or 8.13 are not capable of being satisfied on or before the Transaction Deadline, provided, in each case, that Buyer is not the reason that such condition is not capable of being satisfied.

(f) (i) by the Company, if any of the conditions to Closing set forth in Article VII (other than Sections 7.2 , 7.3 and 7.4) are not capable of being satisfied on or before the Transaction Deadline, or (ii) by the Company, if any of the conditions to Closing set forth in Sections 7.2 and 7.3 are not capable of being satisfied on or before the Transaction Deadline, provided, in each case, that the Company is not the reason that such condition is not capable of being satisfied.

10.2 Effect of Termination. If this Agreement is terminated pursuant to this Article X, then all further obligations of the parties under or pursuant to this Agreement and under or pursuant to the Transaction Documents (other than Section 6.4, if applicable) shall terminate without further liability of any party to the other parties; provided that nothing herein shall relieve any party from liability for willful breach of this Agreement of breach of this Agreement prior to any termination thereof.

ARTICLE XI

MISCELLANEOUS

11.1 Interpretation. In this Agreement, unless the express context otherwise requires: (i) the words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) references to the words “Article” or “Section” refer to the respective Articles and Sections of this Agreement, and references to “Exhibit” or “Schedule” refer to the respective Exhibits and Schedules annexed hereto; (iii) references to a “party” mean a party to this Agreement and include references to such party’s permitted successors and permitted assigns; (iv) references to a “third party” mean a Person not a party to this Agreement; (v) the terms “dollars” and “$” mean U.S. dollars; (vi) wherever the word “include,” “includes” or “including” is used in this Agreement, it will be deemed to be followed by the words “without limitation.”

11.2 Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	Institutional Financial Markets, Inc. Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104 Attn: Joseph W. Pooler, Jr. Facsimile: (215) 701-8280 E-mail: jpooler@ifmi.com and to:

Institutional Financial Markets, Inc. 1633 Broadway, 28th Floor New York, New York 10019 Attn: Rachael Fink Facsimile: (866) 543-2907 E-mail: rfink@ifmi.com

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With a copy to:	Duane Morris LLP 430 South 17th Street Philadelphia, Pennsylvania 19103 Attn: Darrick M. Mix Facsimile: (215) 239-4958 Email: dmix@duanemorris.com

If to Buyer:

Mead Park Capital Partners LLC

c/o Mead Park Holdings LP

126 East 56th Street, 19th Floor

New York, New York 10022

Attn: Christopher Ricciardi

Facsimile: (212) 432-4770

Email: cricciardi@meadpark.com

and to:

Mead Park Capital Partners LLC

c/o Mead Park Holdings LP

126 East 56th Street, 19th Floor

New York, New York 10022

Attn: Dennis J. Crilly

Facsimile: (212) 432-4770

Email: dcrilly@meadpark.com

With a copy to:	Sullivan & Cromwell LLP 125 Broad Street New York, New York 10022 Attn: Mitchell Eitel Facsimile: (212) 558-3588 Email: eitelm@sullcrom.com

If to Mead Park:	Mead Park Holdings LP 126 East 56th Street, 19th Floor New York, NY 10022 Attn: Dennis Crilly Facsimile: (212) 432-4770 Email: dcrilly@meadpark.com

With a copy to:	Sullivan & Cromwell LLP 125 Broad Street New York, New York 10022 Attn: Mitchell Eitel Facsimile: (212) 558-3588 Email: eitelm@sullcrom.com unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express (FedEx), the United Parcel Service (UPS), or another nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York City time, on a business day. Any notice hand delivered after 5:00 p.m. New York City time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notices, consents, waivers or other communications referred to in

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this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

11.3 Entire Agreement. This Agreement and (i) the Exhibits and Schedules attached hereto, (ii) the documents delivered pursuant hereto, including the Transaction Documents, (iii) the Confidentiality Agreement, and (iv) the Exclusivity Agreement, collectively, set forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written.

11.4 Assignment. No party hereto may sell or assign this Agreement or any of the Transaction Documents, or any portion thereof or any rights thereunder, either voluntarily or by operation of law, nor delegate any of their respective duties or obligations hereunder or thereunder, without the prior written consent of all of the other parties to this Agreement, except that Buyer shall be permitted to assign its rights or obligations hereunder to Mead Park and Buyer’s and Mead Park’s controlled Affiliates and Principals (any such transferee shall be included in the term “Buyer”); provided, that no such assignment shall relieve Buyer of any of its obligations under this Agreement.

11.5 Binding Effect. This Agreement shall be binding upon the parties hereto, their respective successors and permitted assigns.

11.6 Amendment. The parties hereby irrevocably agree that no attempted amendment, modification, or change of this Agreement shall be valid and effective, unless the parties shall unanimously agree in writing to such amendment, modification or change.

11.7 No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision of this Agreement shall be effective, unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

11.8 Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

11.9 Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and the same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

11.10 Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

11.11 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws that would result in the application of the laws of another jurisdiction. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the state and federal courts sitting in New York City, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

30

11.12 Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement and the other Transaction Documents.

11.13 Survival. The covenants and agreements made by the Company and Buyer herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative. The representations and warranties made by the Company and Buyer herein shall survive for a period of eighteen (18) months following the Closing Date, provided, however, that the Company Fundamental Representations and Buyer Fundamental Representations shall survive for a period of three (3) years following the Closing Date. Notwithstanding the foregoing in this Section 11.13, the representations and warranties contained in Section 5.13 (Tax Matters) shall survive until the expiration of the statute of limitation applicable thereto.

11.14 Time is of the Essence. The parties hereby agree that time is of the essence with respect to performance of each of the parties’ obligations under this Agreement. The parties agree that in the event that any date on which performance is to occur falls on a Saturday, Sunday or state or national holiday, then the time for such performance shall be extended until the next business day thereafter occurring.

11.15 Joint Preparation. The preparation of this Agreement has been a joint effort of the parties and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

11.16 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, then the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

11.17 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that the provisions of Article IX are intended for the benefit of the Persons referred to in that Article.

11.18 WAIVER OF JURY TRIAL. EACH OF BUYER AND THE COMPANY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH BUYER AND THE COMPANY ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BUYER TO PURCHASE THE SECURITIES.

[SIGNATURES ON THE FOLLOWING PAGE]

31

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date and year first set forth above.

COMPANY:

INSTITUTIONAL FINANCIAL MARKETS, INC.

By: /s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

BUYER:

MEAD PARK CAPITAL PARTNERS LLC

By: Mead Park Advisors LLC, its investment adviser

By: /s/ Christopher Ricciardi
Name:	Christopher Ricciardi
Title:	Authorized Officer

MEAD PARK, solely for purposes of Section 6.3:

MEAD PARK HOLDINGS, LP

By: /s/ Christopher Ricciardi
Name:	Christopher Ricciardi
Title:	Authorized Officer

[Signature page to Securities Purchase Agreement]

DISCLOSURE SCHEDULES

TO

SECURITIES PURCHASE AGREEMENT

May 9, 2013

These Schedules relate to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated May 9, 2013, by and among Institutional Financial Markets, Inc., a Maryland corporation (“IFMI, Inc.” or the “Company”), and Mead Park Capital Partners LLC, a Delaware limited liability company (“Buyer”) and, solely for purposes of Section 6.3 thereof, Mead Park Holdings, LP.

Section and subsection references in these Schedules are references to the corresponding sections and subsections of the Securities Purchase Agreement and are inserted solely for the sake of convenience. All capitalized terms not otherwise defined shall have the meanings ascribed to them in the Securities Purchase Agreement. Any matter disclosed in any section of these Schedules shall be deemed disclosed in all other sections of the Schedules to the extent that such disclosure is reasonably apparent to be applicable to such other sections, notwithstanding the reference to a particular section or subsection.

To the extent that any representation or warranty contained in the Securities Purchase Agreement is limited or qualified by the materiality of the matters to which the representation or warranty is given, the inclusion of any matter in these Schedules does not constitute a determination by Buyer or the Company that such matters are material. Nor in such cases where a representation or warranty is limited or qualified by the materiality of the matters to which the representation or warranty is given shall the disclosure of any matter in these Schedules imply that any other undisclosed matter having a greater value or significance is material.

The inclusion in these Schedules of any matter or document shall not constitute any representation, warranty or undertaking not expressly set forth in the Securities Purchase Agreement nor shall such disclosure be taken as extending the scope of any such representations or warranties. Nothing in these Schedules constitutes an admission of liability or obligation of Buyer or the Company to any third party, or any admission against Buyer or the Company or the interest of Buyer or the Company.

1

SCHEDULE 5.3

CAPITALIZATION

(i)

RESTRICTED IFMI, INC. COMMON STOCK

Recipient	Vesting Date	Amount of Shares or Units	Entity
Beach, Walter	3/4/2014	19,231	IFMI, Inc.

Bennett, Rodney	3/4/2014	19,231	IFMI, Inc.

Brahney, Tom	1/13/2014	22,523	IFMI, Inc.

Burklin, Stephan	1/13/2014	16,216	IFMI, Inc.

Caton, Cameron	1/13/2014	22,523	IFMI, Inc.

Cohen, Daniel G.	100,000 - 12/31/2013; 100,000 - 12/31/2014	200,000	IFMI, Inc.

Costello, Thomas	3/4/2014	19,231	IFMI, Inc.

Curcio, Vincent	1/13/2014	22,523	IFMI, Inc.

Dawson, G. Steven	3/4/2014	19,231	IFMI, Inc.

DiGennaro, Daniel	1/13/2014	6,757	IFMI, Inc.

Donovan, Joseph	3/4/2014	19,231	IFMI, Inc.

Haraburda, Jack	3/4/2014	19,231	IFMI, Inc.

Hatton, John	1/13/2014	45,045	IFMI, Inc.

House, David	1/13/2014	22,523	IFMI, Inc.

Jacobs, Michael	1/13/2014	17,568	IFMI, Inc.

Listman, Doug	09/30/2013	30,000	IFMI, Inc.

Lukas, JoAnn	1/13/2014	4,505	IFMI, Inc.

Pooler, Joseph	32,500 - 12/31/2013; 17,500 - 12/31/2014	50,000	IFMI, Inc.

Powell, James	6/30/2013	52,788	IFMI, Inc.

Quijano-Martinez, Lizette	1/13/2014	33,784	IFMI, Inc.

Subin, Neil	3/4/2014	19,231	IFMI, Inc.

Tessar, John	12/31/2014	32,258	IFMI, Inc.

Ullom, Lance	3/4/2014	19,231	IFMI, Inc.

Wolcott, Charles	3/4/2014	19,231	IFMI, Inc.

TOTAL:		752,092

2

SCHEDULE 5.3

CAPITALIZATION CONT’D

RESTRICTED IFMI , LLC AND IFMI, INC. UNITS

Recipient	Vesting Date	Amount of Shares or Units	Entity
Burklin, Stephan	1/13/2014	9,938	IFMI, LLC

Butkevits, Vince	1/13/2014	74,536	IFMI, LLC

DiGennaro, Daniel	1/13/2014	9,938	IFMI, LLC

Ferry, James	1/13/2014	74,536	IFMI, LLC

Jacobs, Michael	1/13/2014	5,591	IFMI, LLC

Lukas, JoAnn	1/13/2014	6,212	IFMI, LLC

Weaver, Daniel	1/13/2014	5,591	IFMI, LLC

Hohns, Andrew	Variable; based on performance thresholds	500,000	IFMI, Inc.

Vernhes, Paul	3/31/2014	132,450	IFMI, Inc.

TOTAL:		818,792

VESTED IFMI, LLC UNITS

Recipient	Vesting Date	Amount of Shares or Units	Entity
Cohen, Daniel G.	N/A	4,983,557	IFMI, LLC

Koster, Linda	N/A	72,088	IFMI, LLC

Ricciardi, Christopher	N/A	223,520	IFMI, LLC

Ricciardi, Stephanie	N/A	44,925	IFMI, LLC

TOTAL:		5,324,090

UNVESTED RESTRICTED PRINCERIDGE UNITS

Recipient	Vesting Date	Amount of Shares or Units	Entity
Holmes, James	2/28/2014	234	PrinceRidge

Pelletier, Renault	2/28/2014	335	PrinceRidge

Teng, Sophia	2/28/2014	167	PrinceRidge

TOTAL:		736

3

SCHEDULE 5.3

CAPITALIZATION CONT’D

Other Securities / Instruments with Redemptive Features

The PrinceRidge units not owned by IFMI, LLC; ($532,527 as of March 31, 2013) are subject to redemption by PrinceRidge upon the withdrawal of limited partners.

(ii)

Outstanding Debt Securities

1.	$28,125,000 of outstanding par value of junior subordinated notes - Alesco Capital Trust I;

2.	$20,000,000 of outstanding par value of junior subordinated notes - Sunset Financial Statutory Trust I; and

3.	$8,121,000 of outstanding par value of 10.50% Contingent Convertible Senior Notes Due 2027 (convertible into common shares at approximately $116.37 per share).

4

SCHEDULE 5.3

CAPITALIZATION CONT’D

Pro Forma Beneficial Ownership Table

	IFMI, Inc. Common Stock
	Common Stock	Restricted Stock	Total	Series E Voting Non- Convertible Preferred Stock	Total Voting	Securities Purchase Agreement	Pro Forma without Converts	Percentage	Convertible Debt (2)	Pro Forma Assuming Conversion	Percentage
Cohen, Daniel G.	503,142	200,000	703,142	4,983,557	5,686,699	800,000	6,486,699	32.5%	800,000	7,286,699	32.1%

Mead Park	—	—	—	—	—	1,949,167	1,949,167	9.8%	1,949,167	3,898,334	17.2%

Ricciardi, Christopher (1)	1,472,175	—	1,472,175	—	1,472,175	—	1,472,175	7.4%	—	1,472,175	6.5%

McEntee, Jay	573,445	—	573,445	—	573,445	—	573,445	2.9%	—	573,445	2.5%

Pooler, Joseph	117,895	50,000	167,895	—	167,895	—	167,895	0.8%	—	167,895	0.7%

Listman, Doug	49,616	30,000	79,616	—	79,616	—	79,616	0.4%	—	79,616	0.4%

Fink, Rachael	18,392	—	18,392	—	18,392	—	18,392	0.1%	—	18,392	0.1%

Beach, Walter	105,731	19,231	124,962	—	124,962	—	124,962	0.6%	—	124,962	0.6%

Bennett, Rodney	61,412	19,231	80,643	—	80,643	—	80,643	0.4%	—	80,643	0.4%

Costello, Thomas	62,922	19,231	82,153	—	82,153	—	82,153	0.4%	—	82,153	0.4%

Dawson, G. Steven	76,931	19,231	96,162	—	96,162	—	96,162	0.5%	—	96,162	0.4%

Donovan, Joseph	57,578	19,231	76,809	—	76,809	—	76,809	0.4%	—	76,809	0.3%

Haraburda, Jack	62,722	19,231	81,953	—	81,953	—	81,953	0.4%	—	81,953	0.4%

Ullom, Lance	83,072	19,231	102,303	—	102,303	—	102,303	0.5%	—	102,303	0.5%

Wolcott, Charles	65,662	19,231	84,893	—	84,893	—	84,893	0.4%	—	84,893	0.4%

Subin, Neil S.	123,627	19,231	142,858	—	142,858	—	142,858	0.7%	—	142,858	0.6%

Public and Other	8,050,690	299,013	8,349,703	—	8,349,703	—	8,349,703	41.8%	—	8,349,703	36.8%

TOTAL:	11,485,012	752,092	12,237,104	4,983,557	17,220,661	2,749,167	19,969,828	100.0%	2,749,167	22,718,995	100.0%

SCHEDULE 5.3

CAPITALIZATION CONT’D

Note: The pro forma beneficial ownership table in this Schedule 5.3 excludes the following securities, which do not have voting rights at the IFMI, Inc. level:

	Vested IFMI, LLC Units (i)	Unvested Restricted IFMI, LLC Units	Unvested Restricted Units of IFMI, Inc.	Total
Koster, Linda	72,088	—	—	72,088

Ricciardi, Christopher	223,520	—	—	223,520

Ricciardi, Stephanie	44,925	—	—	44,925

Burklin, Stephan	—	9,938	—	9,938

Butkevits, Vince	—	74,536	—	74,536

DiGennaro, Daniel	—	9,938	—	9,938

Ferry, James	—	74,536	—	74,536

Jacobs, Michael	—	5,591	—	5,591

Lukas, JoAnn	—	6,212	—	6,212

Weaver, Daniel	—	5,591	—	5,591

Hohns, Andrew	—	—	500,000	500,000

Vernhes, Paul	—	—	132,450	132,450

TOTAL:	340,533	186,342	632,450	1,159,325

SCHEDULE 5.4

SUBSIDIARIES

Please see the attached organizational chart for a list of Subsidiaries and details regarding the Company’s ownership thereof.

C&Co/PrinceRidge Holdings LP Profit Units:

	Vested	Unvested	Total	Percentage
Daniel G. Cohen	6	—	6	0.00%
Armand Pastine	440	—	440	0.16%
Leland Harrs	846	—	846	0.31%
John McNicholas	1,924	—	1,924	0.71%
Paul Pasqua	133	—	133	0.05%
IFMI, Inc.	268,283	—	268,283	98.50%
James Holmes	—	234	234	0.09%
Renault Pelletier	—	335	335	0.12%
Sophia Teng	—	167	167	0.06%
TOTAL:	271,632	736	272,368	100.00%

C&Co/PrinceRidge Holdings LP Equity Units:

	Vested	Unvested	Total	Percentage
Daniel G. Cohen	6	—	6	0.00%
Armand Pastine	440	—	440	0.16%
Leland Harrs	846	—	846	0.31%
John McNicholas	1,924	—	1,924	0.71%
Paul Pasqua	133	—	133	0.05%
IFMI, Inc.	267,153	—	267,153	98.49%
James Holmes	—	234	234	0.09%
Renault Pelletier	—	335	335	0.12%
Sophia Teng	—	167	167	0.06%
TOTAL:	270,502	736	271,238	100.00%

3

SCHEDULE 5.10

TITLE TO ASSETS

Balance Sheet Category	Description
1. Receivables from brokers, dealers, and clearing agencies	The Company’s clearing arrangements may restrict its ability to transfer these receivables. These are not Encumbered, but may be restricted as to transfer.

2. Investments - trading	This serves as collateral for the Company’s margin loan with its clearing agent. Therefore, this would be considered Encumbered.

3. Receivables under resale agreements	The collateral the Company has for these loans is re-pledged to the Company’s counterparty under its repurchase agreement. Therefore, the collateral may be restricted as to transfer and may be considered Encumbered.

4. Other Assets - Equity Method Affiliations	In order to transfer the Company’s investment in Star Asia Japan Special Situations LP, the Company would need the consent of Star Asia Partners Ltd., the fund’s general partner, which cannot be unreasonably withheld. The Company owns approximately 33% of Star Asia Partners Ltd.

•	CIT Communications Finance Corporation has filed a UCC financing statement evidencing a security interest in certain assets of JVB Financial Group, L.L.C.

•

PrinceRidge has filed a UCC financing statement evidencing a security interest in all of IFMI, LLC’s interests in its capital accounts in, and units of, both PrinceRidge and C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC).

4

SCHEDULE 5.13

TAX MATTERS

FEDERAL NOL ROLLFORWARD

Year	12/31/2008 ($)	Loss / (Income) 2009 ($)	12/31/2009 ($)	Loss / (Income) 2010 ($)	12/31/2010 ($)	Loss / (Income) 2011 ($)	12/31/2011 ($)	Loss / (Income) 2012 ($)	12/31/2012 ($)	Expiration
2008	44,593,542		44,593,542		44,593,542		44,593,542	(2,778,919)	41,814,623	2028
2009		6,999,151	6,999,151		6,999,151		6,999,151		6,999,151	2029
2010			—	16,240,310	16,240,310		16,240,310		16,240,310	2030
2011			—		—	20,997,598	20,997,598		20,997,598	2031
2012			—		—		—		—
TOTAL:	44,593,542	6,999,151	51,592,693	16,240,310	67,833,003	20,997,598	88,830,601	(2,778,919)	86,051,682

Note: 2012 is currently estimated in good faith and is subject to future adjustment. The Company expects to file its return by September 15, 2013.

FEDERAL NCL ROLLFORWARD

Year	12/31/2008 ($)	Loss / (Income) 2009 ($)	12/31/2009 ($)	Loss / (Income) 2010 ($)	12/31/2010 ($)	Loss / (Income) 2011 ($)	12/31/2011 ($)	Loss / (Income) 2012 ($)	12/31/2012 ($)	Expiration
2008	—		—		—		—		—	2013
2009		34,819,158	34,819,158		34,819,158		34,819,158		34,819,158	2014
2010			—	6,432,139	6,432,139		6,432,139		6,432,139	2015
2011			—		—		—		—	2016
2012			—		—		—	17,641,014	17,641,014	2017
TOTAL:	—	34,819,158	34,819,158	6,432,139	41,251,297	—	41,251,297	17,641,014	58,892,311

Note: 2012 is currently estimated in good faith and is subject to future adjustment. The Company expects to file its return by September 15, 2013.

5

SCHEDULE 5.18

EMPLOYEE MATTERS

1.	In addition to the Benefit Plans set forth in the SEC Documents, the Company and its Subsidiaries have the following other such plans, contracts, policies, programs or arrangements:

•	401(k) Plan

•	General vacation policy

•	Health insurance plans

•	Dental insurance plan

•	Short & long-term disability plan

•	NY short-term disability plan

•	Expat medical, dental, life & long-term disability plans

•	Supplemental life, STD, LTD, cancer, accident insurance

•	Flex spending accounts (medical, dependent care, transit, parking)

•	COBRA benefits

•	Life & Accidental Death & Dismemberment

•	NY Disability Benefits Law

•	Malakoff Mederic Disability

Employment & Compensation Agreements

Current Employees – European Capital Markets:

Arif, Saleem	Broker Dealer, Sales & Trading
Caselunghe, Sara	Broker Dealer, Sales
Estaun, Sarah	Broker Dealer, Sales
Genovart, Jaime	Broker Dealer, Sales
Khan, Sherjeel	Broker Dealer, Real Estate Finance
Koster, Linda	Broker Dealer, Sales
Noonan, Gareth	Broker Dealer, Sales
Woergaard, Henrik	Broker Dealer, Sales
Thaker, Rajiv	Broker Dealer, Support
Cahill, Edward	Broker Dealer, Sales/Trading & Investment Banking
Scarlat, Viorel	Broker Dealer, Investment Banking

Current Employees – JVB:

Jim Ferry	CMO Trader
Vince Butkevits	CMO Trader
Mike Jacobs	CMO Trader
J.P. Lauria	CMO Trader
Chris Glacken	Pass Through (MBS) Trader
Jim Powell	Head Agency Trader
David Epstein	Agency Trader
Kelly Stapleton	Assistant Agency Trader

6

Omelio Armas	Municipal Trader
John Hatton	Municipal Trader, Head
David Cooper	Municipal Trader
Dan Digennaro	Corporate Trader, Head
Cameron Caton	Corporate Trader
Keith Cronin	Corporate Trader, US Credit & International Trading
Dan Weaver	Primary CD Trader
Michael Hughes	Managing Director, Head of CD Department
Zachary Morris	Assistant CD Trader
Tom Brahney	Secondary CD Trader
Chris Palmer	Secondary CD Trader,
Gordon Kiernan	Treasury Trader, Yield Curve Arbitrage & Hedging
Rocco Capoccia	Treasury Trader
John Tessar	Structured Products Trader, Head of Structured Products
Scott Greenwood	Structured Products Trader
David House	Sales Manager
James Coulter	Dealer Sales
John Borris	Dealer Sales
Debbie McNulty	Dealer Sales
Vinnie Curcio	Dealer Sales
Bill Wetmore	Dealer Sales
Jim Rafferty	Dealer Sales
Scott Swanson	Dealer Sales
Suzanne O’Connell	Dealer Sales
Daniel Menscher	Dealer Sales
Adam Kerstetter	Advisor Sales
Charles Johnson	Advisor Sales
Matt Johnson	Advisor Sales
Mark McKeever	Advisor Sales
Justin Plante	Advisor Sales
Harry Fleck	CMBS Trader
Lizette Quijano – Martinez	CMBS Trader
Brad Cimo	CMO Derivatives Trader
Brett Murray	Treasury Trader
Jason Jenkins	Treasury Trader
Gregg Desort	Treasury Trader
Geoff Nash	Institutional Sales
Sean Rich	Institutional Sales
Joseph Ryan	Institutional Sales
Andrew Ahn	Institutional Sales
Cary Appel	Institutional Sales / Trader, Fixed Income Arbitrage
Carmen Marino	Institutional Sales / Manager
William Seery	Institutional Sales
Stephan Burklin	Chief Operating Officer
Katharine Vacca (Katie)	Compliance
Joann Lukas	Compliance Officer/HR Manager
Jim Barreto	Accounting
Joseph Stincic	Accounting
Aileen Colucci	Administrative Assistant, Boca Raton
Rob Castro	IT
Aron Green	IT
Giovanny Rozo	IT

7

Jaime Hogan	Marketing
Shawn Chen	Risk Management
Staci Paul	Operations
Staci Raymond	Operations
Sandra Brewer	Operations

Current Employees – PrinceRidge:

Castelluccio, Joseph	Middle Markets – Management
Pastine, Armand	Middle Markets & Rates Group – Management
Filipski, Marianne	Middle Markets – Sales
Rasel, Jayson	Middle Markets – Sales
Wieske, Joe	Middle Markets – Sales
Warley, Theodore	Middle Markets – Sales
Dillon, Justin	Middle Markets – High Grade Corps – Trading
Karlic, Michael	Middle Markets – High Grade Corps – Trading
Kinnear, Michael	Middle Markets – High Grade Corps – Trading
Korb, David	Middle Markets – High Grade Corps – Trading
Books, Aaron	Middle Markets – High Grade Corps – Trading
Utter, David	Middle Markets – High Grade Corps – Trading
Moogan, Richard	Middle Markets – High Grade Corps – Trading
Ford, John	Middle Markets – Municipals – Trading
Meehan, James	Middle Markets – Municipals – Trading
Lundvall, Mark	Middle Markets – Municipals – Trading
Marlin, Dennis	Middle Markets – Municipals – Trading
Marlin, Derek	Middle Markets – Municipals – Trading
Communiello, Michael	Middle Markets – Preferred – Trading
Zawacki, Joseph	Middle Markets – Preferred – Trading
Cocco, Stephen	Middle Markets – Structured Notes – Trading
Rosciano, Anthony	Middle Markets – Structured Notes – Trading
Hansraj, Manie	Middle Markets – Operations Specialist
McHugh, Thomas	Rates Group – Repo/Funding – Trading
Kelly, Jake	Rates Group – Repo/Funding – Support
Anderson, Brian	Rates Group – RMBS Trading – Structured Products – Sales
Amadeo, Brian	Rates Group – RMBS Trading – Structured Products – Sales
Hanlon, Mark	Rates Group – RMBS Trading – Structured Products – Sales
Santoro, Lawrence	Rates Group – RMBS Trading – Structured Products – Sales
Harvey, Bob	Rates Group – RMBS Trading – Structured Products – MBS Trader
Lupin, Michael	Rates Group – RMBS Trading – Structured Products – Agency & MBS
Plinio, Anthony	Rates Group – RMBS Trading – Structured Products – Trader
Sias, William	Rates Group – RMBS Trading – TBA Sales
Fuchs, Robert	Rates Group – RMBS Trading – TBA Sales
Perschetz, Kenny	Rates Group – RMBS Trading – Agency – Trading
Kissane, Brendan	Rates Group – RMBS Trading – TBA Trading
McGovern, Michael	Corporate Credit – Head of Dept.
Hurwitz, Steven	Corporate Credit – Research
Ziets, Kevin	Corporate Credit – Research
Dodd, Stephen	Corporate Credit – Sales
Hindenach, James	Corporate Credit – Sales
Levine, Peter	Corporate Credit – Sales
Marvin, Bradford	Corporate Credit – Sales
Schmidt, Stephen	Corporate Credit – Sales

8

Silverman, Jeffrey	Corporate Credit – Sales
Vandersnow, Scott	Corporate Credit – Sales
Pannuzzo, Brian	Corporate Credit – Trading
Connors, Thomas	Structured Products – Sales
Pasqua, Paul	CDO / CLO – Trading
Bertoni, Jeffrey	CDO / CLO – Sales
Kim, Jason	Non-Agency – RMBS Sales & Trading
Roth, Lance	Asset-Backed Securities Desk – Origination
Soltesz, James	Asset Backed Securities Desk – Trading
Videla, Alejandro	Asset Backed Securities Desk – Sales & Structuring
Mitrikov, Plamen	Asset Backed Securities Desk – Management
D’Agostino, Steve	Asset Backed Securities Desk – Management
Dyer, James	Equities – Sales & Trading
Parchment, Gerry	Equities – Sales & Trading
Gatlin, Brandi	Equities – Sales & Trading
Appel, Jeffrey	Equities – Sales & Trading
Stamler, Joseph	Equities – Sales & Trading
Wald, Ari	Equities – Sales & Trading
Harrs, Lee	Corporate Finance – Banking
McNicholas, John	Corporate Finance – Banking
Stock, Keith	Corporate Finance – Banking
Saalwachter, Ric	Corporate Finance – Banking
Fischer, Ryan	Corporate Finance – Banking
Grady, Michael	Corporate Finance – Banking
Farha, Red	Corporate Finance – Banking
Holmes, James	Corporate Finance - Support
Pelletier, Renaud	Corporate Finance - Support
Teng, Sophia	Corporate Finance - Support
Park, Daniel	Corporate Finance - Support
Holman, Bryce	Corporate Finance - Support
Brennan, Kevin	Corporate Finance - Support
Brining, Ryan	Corporate Finance - Support
Fecowicz, Jonathan	Corporate Finance - Support
Kerr, Michelle	Corporate Finance - Admin
Batalion, David	Equity Capital Markets - Banking
Bacchus, Michael	Compliance
McCann, Joseph	Executive
Tissen, Jayne	HR
Cenuser, Vanessa	HR
Karayannis, Amy	Legal
Silberman, Jeffrey	Legal
Cianci, Joseph	Operations
Tarnovsky, Jane	Operations

Current Employees – Other IFMI:

Addei, Peter	Asset Management, Alesco
Creighton, Amy	Asset Management, Alesco
Masuyama, Taro	Asset Management, Cohen Asia
Poljevka, Frank	Asset Management, Cohen Asia
Talton, Brian	Asset Management, Cohen Asia
Conreur, Xavier	Asset Management, Paris

9

Ebensperger, Uli	Asset Management, Paris
Ghnassia, Nathalie	Asset Management, Paris
de Clermont-Tonnerre, Amedee	Asset Management, Paris
Vernhes, Paul	Asset Management, Paris
Carocci, Massimo	Asset Management, Spain
Grasso, Sergio	Asset Management, Spain
Kuhnel Torma, Marta	Asset Management, Spain
Jimenez Lucas, Gustavo	Asset Management, Spain
De Rotaeche Amade, Ana	Asset Management, Spain
Ignacio Perea, Jose	Asset Management, Spain
Garcia Bartolome, Andres	Asset Management, Spain
Rodriguez, Luis	Asset Management, Spain
Pasan, Carlos	Asset Management, Spain
Rey Herzog, Patricia	Asset Management, Spain
Sapone, Domenico	Asset Management, Paris
Cohen, Daniel	Management
McEntee, Jay	Management
Pooler, Joe	Management
Fink, Rachael	Management/Legal
Dobie, Bob	Finance
Forrestel, Sean	Finance
Listman, Doug	Finance
Livewell, Megan	Finance
O’Rourke, John	Finance
Patel, Manish	Finance
Verros, Sophia	Finance
Cashman, Milly	Administrative
Cuddahy, Jonnell	Administrative
DiArenzo, Rich	Operations
Noel, Ron	Administrative
Weisback, Regina	Administrative
Pendlebury, Alan	IT
Coger, Theresa	Legal

Former Employees (still being paid):

Berkeley, Barry	PrinceRidge, Broker Dealer, Sales & Trading
Sussman, Shelly	European Capital Markets, Broker Dealer, Management

2.	In addition to the foregoing Benefit Plans, the Company and its Subsidiaries, upon hiring employees, generally sets forth certain terms of employment in an offer letter, as may have been amended from time to time.

3.	Each of the following Benefit Plans has received a favorable opinion letter from the Internal Revenue Service National Office:

IFMI, Inc. 401(k) Plan (Tradition and Roth Contribution) – favorable determination letter was received May 15, 2012.

10

EXHIBIT A

NEITHER THIS NOTE NOR THE SHARES ISSUABLE UPON THE CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY JURISDICTION. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. BY ACQUIRING THIS NOTE, THE HOLDER REPRESENTS THAT THE HOLDER WILL NOT SELL OR OTHERWISE DISPOSE OF THIS NOTE OR THE SHARES ISSUABLE UPON CONVERSION HEREOF WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

CONVERTIBLE SENIOR PROMISSORY NOTE

$5,847,501	[ ], 2013

For value received, Institutional Financial Markets, Inc., a Maryland corporation, (together with its successors and assigns, the “Company”) promises to pay to Mead Park Capital Partners LLC (the “Holder”), the principal amount of $5,847,501, together with all accrued and unpaid interest thereon (the “Outstanding Amount”). This convertible senior promissory note (the “Note”) has been issued pursuant to that certain Securities Purchase Agreement dated as of May [    ], 2013 by and among the Company, Mead Park Holdings, LP (“Mead Park”) and the Holder (the “Purchase Agreement”). This Note is subject to the following terms and conditions:

1. Note.

(a) Maturity. The Outstanding Amount shall be due and payable in full on [                    ], 2018 (the “Maturity Date”), unless this Note shall have been earlier converted in accordance with Section 2.1

(b) Interest. Interest shall accrue from the date of this Note on the unpaid principal amount at a rate equal to eight percent (8%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Note until the principal amount and all interest accrued thereon are paid (or converted, as provided in Section 2). Interest shall be payable in cash quarterly on each January 1, April 1, July 1, and September 1 (each, an “Interest Payment Date”) until the Maturity Date, commencing on the first Interest Payment Date to occur after the Closing under the Purchase Agreement; provided, however, that if no Event of Default has occurred, (i) in the event that dividends of less than Two Cents ($0.02) per share are paid on the Common Stock in the fiscal quarter prior to any Interest Payment Date, then the Company shall have the option, in its sole discretion, to pay one-half of the interest payable on such Interest Payment Date in cash, in which event the remaining one-half of the interest otherwise payable on such Interest Payment Date shall accrue and be added to the Outstanding Amount as of such Interest Payment Date; and (ii) in the event that no dividends are paid on the Common Stock in the fiscal quarter prior to such Interest Payment Date, then the Company shall have the option, in its sole discretion, to make no payment in cash of the interest payable on such Interest Payment Date, in which event all of the interest otherwise payable on such Interest Payment Date shall accrue and be added to the Outstanding Amount as of such Interest Payment Date; provided, further, that if the Company takes an action permitted under clause (i) or (ii) above, it will provide written notice to the Holder at least ten (10) days prior to the relevant Interest Payment Date. Such notice shall set forth the amount of interest in cash not paid, as well as the revised Outstanding Amount. Upon the occurrence of any Event of Default and after any applicable cure period as described in Section 7 and for so long as such Event of Default continues, all principal, interest and other amounts payable under this Note shall bear interest at a rate equal to nine percent (9%) per annum (the “Default Rate”).

(c) No Prepayment Without Consent. This Note shall not be prepaid in whole or in part prior to the Maturity Date without the prior written consent of the Holder (which may be granted or withheld in its sole discretion).

[1]	Maturity Date to be five years from the date of issuance of this Note.

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2. Conversion. At any time following the date hereof (including, for the avoidance of the doubt, at any time prior to 5:00 p.m. (ET) on the business day prior to the Maturity Date), the Holder shall have the right, in the Holder’s sole discretion, to convert all or any part of the Outstanding Amount of this Note (the “Conversion”), without the payment of any additional consideration therefor, into the number of fully paid and nonassessable shares of the Company’s Common Stock that is determined by dividing (i) the then applicable Outstanding Amount by (ii) $3.00 (the “Conversion Price”). The Conversion Price is subject to adjustment if the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of this Note), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company or (v) takes any similar action or any action designed to have a similar effect, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon Conversion shall be proportionately adjusted such that the aggregate Conversion Price of this Note shall remain unchanged. Any adjustment made pursuant to this Section 2 shall become effective immediately after the record date for the determination of stockholders entitled to participate in such event described in clauses (i) through (v) and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification or similar action. Whenever the Conversion Price is adjusted pursuant to this Section 2, the Company shall promptly notify the Holder, in accordance with the Purchase Agreement, of the Conversion Price after such adjustment, any resulting adjustment to the number of shares of Common Stock issuable upon Conversion and a brief statement of the facts requiring such adjustment.

3. Mechanics and Effect of Conversion.

(a) If the Holder wishes to exercise its right to effect a Conversion, the Holder shall provide the Company with a written notice of its election.

(b) No fractional shares will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall pay to the Holder in cash the unconverted amount that would otherwise be converted into such fractional share.

(c) In the event that all of this Note is converted pursuant to Section 2, promptly after such Conversion, the Holder shall surrender this Note, duly endorsed, to the Company and the Note shall thereupon be canceled. At its expense, the Company shall as promptly as practicable (but in no event more than five (5)days after the Conversion of this Note) issue and deliver to the Holder the number of shares of the Company’s Common Stock to which the Holder is entitled upon such Conversion, together with (i) any accrued interest from the Interest Payment Date immediately prior to Conversion through the date of Conversion and (ii) if applicable, a check payable to the Holder for any cash amounts payable as described in Section 3(b).

(d) Upon issuance of shares of Common Stock in respect of Conversion of the entire Outstanding Amount in accordance with Section 2, all rights with respect to this Note shall terminate, whether or not this Note has been surrendered for cancellation. The Holder shall be treated for all purposes as the record holder of Common Stock issued upon Conversion.

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4. Covenants of the Company. The Company covenants to the Holder that, from the date hereof until all principal, interest and other amounts payable under this Note have been paid in full, the Company shall, except as otherwise agreed in writing by the Holder:

(a) take such corporate action as may be necessary from time to time to (i) at all times maintain an authorized number of shares of Common Stock as is sufficient for issuance of shares of Common Stock upon Conversion of this Note pursuant to Section 2 and (ii) cause the shares of Common Stock issued upon Conversion to be duly authorized, validly issued, fully paid and non-assessable;

(b) punctually pay the principal and interest payable on this Note, and any other amount due and payable under this Note in the manner specified in this Note;

(c) give written notice promptly to the Holder of any condition or event that constitutes, or is reasonably expected to constitute, an Event of Default;

(d) not avoid or seek to avoid the observance or performance of any of the terms of this Note through any reorganization, recapitalization, transfer of assets or other voluntary action; and

(e) not create or incur any Encumbrance in or on its property or Assets, whether now owned or hereinafter acquired, or upon any income or revenues or rights therefrom, except:

(i)	Encumbrances existing on the date hereof and previously disclosed to the Holder;

(ii)	Encumbrances for property taxes and assessments or other governmental charges or levies and liens that are not overdue for more than 90 days; or

(iii)	Encumbrances of or resulting from any Judgment, the time for appeal or petition for rehearing of which shall not have expired or in respect of which the Company shall in good faith be prosecuting an appeal or other Proceeding for a review and in respect of which a stay of execution pending such appeal or Proceeding shall have been secured.

5. Form of Payment. Except as otherwise set forth herein, all payments due hereunder shall be made in lawful money of the United States of America to such account or at such place as may be designated in writing by the Holder from time to time. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.

6. Priorities. The indebtedness evidenced by this Note and the payment of all principal, interest and any other amounts payable hereunder is a senior obligation of the Company and shall: (i) be Senior (as hereinafter defined) to, and have priority in right of payment over, all Indebtedness (as hereinafter defined) of the Company incurred following the date hereof and any subordinated or junior subordinated Indebtedness outstanding as of the date hereof, and (ii) rank pari passu to the notes issued pursuant to the Cohen Purchase Agreement (as defined in the Purchase Agreement) and any other senior obligations of the Company outstanding as of the date hereof. “Senior” means that, in the event of any default in the payment of the obligations represented by this Note or of any liquidation, insolvency, bankruptcy, reorganization or similar proceedings relating to the Company, all amounts payable under this Note shall first be paid in full before any payment is made upon any other Indebtedness hereinafter incurred (including any Indebtedness guaranteed by the Company) or any subordinated or junior subordinated Indebtedness outstanding as of the date hereof, and, in any such event, any payment or distribution of any character which shall be made in respect of any other Indebtedness of Company shall be paid to the Holder for application to the payment hereof, unless and until the obligations under this Note shall have been paid and satisfied in full. “Indebtedness” means, with respect to a specified Person: (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than current accounts payable and accrued expenses incurred in the ordinary course of business irrespective of when paid); (c) all obligations of such Person evidenced by bonds, debentures, notes, loan

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agreements, credit agreements or other similar instruments; (d) all obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreements with respect to property used and/or acquired by such Person; (e) all capitalized lease obligations of such Person; (f) all aggregate mark-to-market exposure of such Person under hedging agreements; (g) all obligations in respect of letters of credit (whether drawn or supporting obligations that constitute Indebtedness) and bankers’ acceptances; (h) all obligations referred to in clauses (a) through (g) of this definition of another Person guaranteed by the specified Person or secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) an Encumbrance upon property owned by the specified Person, whether or not the specified Person has assumed or become liable for the payment of such Indebtedness.

7. Events of Default. An “Event of Default” shall be deemed to have occurred if:

(a) subject to the accrual of interest as provided in Section 1(b) hereof, the Company shall fail to pay as and when due any principal or interest hereunder and such nonpayment shall continue uncured for a period of five (5) business days;

(b) except for an event described in Section 7(a), the Company fails to perform any covenant or agreement hereunder, and such failure continues or is not cured within five (5) business days after written notice by the Holder to the Company;

(c) the Company or any significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) (a “Significant Subsidiary”) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) makes a general assignment for the benefit of itself or any of its creditors, or (iii) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect;

(d) proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or any Significant Subsidiary, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any Significant Subsidiary, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect are commenced and an order for relief entered or such proceeding is not dismissed or discharged within ninety (90) days of commencement;

(e) there is entered against the Company or any Subsidiary a final Judgment for the payment of money in an aggregate amount exceeding $300,000 and such Judgment shall remain unsatisfied or without a stay in respect thereof for a period of thirty (30) days;

(f) the Company or any Subsidiary shall fail to pay when due any obligation, whether direct or contingent, for Indebtedness exceeding $300,000, or shall breach or default with respect to any term of any loan agreement, mortgage, indenture or other agreement pursuant to which such obligation for Indebtedness was created or securing such obligation if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or

(g) a Change in Control shall have occurred. For purposes of this Note, the term “Change in Control” shall mean any one of the following events: (i) any Person or group (other than the Holder, Mead Park and its or their controlled Affiliates and Principals) is or becomes a beneficial owner, directly or indirectly, of more than 50% of the aggregate voting power represented by all issued and outstanding capital stock of the Company, (ii) individuals who, on the date hereof, constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors; provided that any person becoming a director subsequent to the date hereof whose election or nomination for election was approved by a majority of

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the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any contested election is reached shall be treated as Incumbent Directors); (iii) the stockholders of the Company approve a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets; or (iv) the Company has entered into a definitive agreement, the consummation of which would result in the occurrence of any of the events described in clauses (i) through (iii) of this definition above.

Upon the occurrence or existence of any Event of Default described in Section 6(a), Section 6(b), Section 6(e), Section 6(f) or Section 6(g) and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare the entire unpaid principal amount outstanding and all interest accrued and unpaid on the Note to be immediately due and payable without presentment, demand, protest or any other notice or demand of any kind. Upon the occurrence or existence of any Event of Default described in Section 6(c) or Section 6(d), immediately and without notice, the entire unpaid principal amount outstanding and all interest accrued and unpaid on the Note shall automatically become immediately due and payable, without presentment, demand, protest or any other notice or demand of any kind. Upon the occurrence of any Event of Default and after any applicable cure period as described herein and for so long as such Event of Default continues, all principal, interest and other amounts payable under this Note shall bear interest at the Default Rate. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right power or remedy granted to it by this Note or the Purchase Agreement or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

8. Miscellaneous.

(a) This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York without regard to its conflicts of law principles or the conflicts of law principles of any other state in either case that would result in the application of the laws of any other state.

(b) Any notice or other communication required or permitted to be given hereunder shall be in writing and given as provided in the Purchase Agreement.

(c) In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

(d) Amendments to any provision of this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth in this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only upon written consent of the Company and the Holder. Any amendment or waiver effected in accordance herewith shall apply to and be binding upon the Holder, upon each future holder of this Note and upon the Company, whether or not this Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

(e) This Note may not be assigned by any holder (except that the Holder shall be permitted to assign this Note to Mead Park and Holder’s and Mead Park’s controlled Affiliates and Principals) without the prior written approval of the Company.

(f) The Company hereby waives diligence, presentment, protest and demand, notice of protest, notice of dishonor, notice of nonpayment and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The Company further waives, to the full extent permitted by Law, the right to plead any and all statutes of limitations as a defense to any demand on this Note.

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(g) The Company agrees to pay all reasonable costs and expenses actually incurred by the Holder in connection with an Event of Default, including without limitation the fees and disbursements of counsel, advisors, consultants, examiners and appraisers for the Holder, in connection with (i) any enforcement (whether through negotiations, legal process or otherwise) of this Note in connection with such Event of Default, (ii) any workout or restructuring of this Note during the pendency of such Event of Default and (iii) any bankruptcy case or proceeding of the Company or any appeal thereof.

(h) The section and other headings contained in this Note are for reference purposes only and shall not affect the meaning or interpretation of this Note.

(i) Capitalized terms used herein and not otherwise defined, shall have the meanings ascribed to them in the Purchase Agreement.

Signature page follows

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by its authorized officer, as of the date first above written.

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:

Name:

Title:

AGREED AND ACKNOWLEDGED:

MEAD PARK CAPITAL PARTNERS LLC

By: Mead Park Advisors LLC, its investment adviser

By:

Name:

Title:

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EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of this 9th day of May, 2013, by and among Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), and the Investors (as defined below). Capitalized terms used herein but otherwise not defined shall have the meanings ascribed to such terms in the Securities Purchase Agreement (as defined below).

RECITALS:

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Mead Park Capital Partners LLC, a Delaware limited liability company (“Buyer”) are executing and delivering a Securities Purchase Agreement (the “Securities Purchase Agreement”), pursuant to which the Company has agreed to sell to Buyer and Buyer has agreed to purchase from the Company (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) newly issued shares (each, a “Buyer Common Share” and, collectively, the “Buyer Common Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), for a purchase price of Two Dollars ($2.00) per Buyer Common Share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334); and (ii) a convertible promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501) (the “Buyer Note”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Daniel G. Cohen are executing and delivering a Securities Purchase Agreement (the “Cohen Purchase Agreement”), pursuant to which the Company has agreed to sell to the Mr. Cohen and Mr. Cohen has agreed to purchase from the Company (i) an aggregate of Eight Hundred Thousand (800,000) newly issued shares (each, a “Cohen Common Share” and, collectively, the “Cohen Common Shares”) of the Common Stock, for a purchase price of Two Dollars ($2.00) per Cohen Common Share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000); and (ii) a convertible promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (together with the Buyer Note, the “Notes”);

WHEREAS, the parties hereto are entering into this Agreement pursuant to the Securities Purchase Agreement and pursuant to the Cohen Purchase Agreement; and

WHEREAS, with this Agreement, the Company desires to provide certain registration rights to the Investors under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities Laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Common Shares” means the Buyer Common Shares and the Cohen Common Shares.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Investors” means Cohen Bros. Financial, LLC and Buyer.

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“Losses” means actions, suits, claims, proceedings, costs, losses, liabilities, damages, expenses (including reasonable attorneys’ fees and disbursements), amounts paid in settlements and other costs.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Register,” “registered” and “registration” mean a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

“Registrable Securities” means (i) the Common Shares and the Conversion Shares; and (ii) any other securities issued or issuable directly or indirectly with respect to the Common Shares and the Conversion Shares, whether by conversion, exchange or in connection with a combination, reclassification, merger, charter amendment or otherwise; provided, however, that a Common Share or Conversion Share or any other such security shall cease to be a “Registrable Security” hereunder upon (A) the sale of such security pursuant to an effective Registration Statement or pursuant to Rule 144, or (B) such security becoming eligible for sale without restriction by an Investor pursuant to Rule 144 and, at such time, the aggregate number of the Common Shares, the Conversion Shares and any other such securities held by such Investor constitutes less than two percent of the issued and outstanding Common Stock of the Company.

“Registration Statement” means any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference into such registration statement.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission.

In addition, the following terms shall have the respective meanings ascribed to them in the corresponding Sections:

Term	Section
Agreement	Preamble
Blue Sky Application	Section 8(a)
Buyer	Recitals
Buyer Common Share(s)	Recitals
Buyer Note	Recitals
Cohen Common Share(s)	Recitals
Cohen Note	Recitals
Cohen Purchase Agreement	Recitals
Common Stock	Recitals
Company	Preamble
Company Indemnified Party	Section 8(b)
Cut Back Shares	Section 3(c)(iii)
Demand	Section 3(e)(i)
Demand Notice	Section 3(e)(i)
Effectiveness Period	Section 4(a)
Filing Deadline	Section 3(a)

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Information Recipient	Section 5
Investor Indemnified Party	Section 8(a)
Investors	Preamble
Non-Underwritten Shelf Takedown	Section 3(e)(ii)
Notes	Recitals
Piggyback Registration	Section 3(d)(i)
Requesting Party	Section 5
Rule 172	Section 4(j)
Rule 415	Section 3(c)(iii)
Rule 424	Section 4(j)
Securities Act	Recitals
Securities Purchase Agreement	Recitals
Special Registration	Section 3(d)(i)
Suspension	Section 3(c)(ii)
Underwritten Shelf Takedown	Section 3(e)(i)

2. Effective Date. This Agreement shall become effective only upon the Closing. In the event that the Securities Purchase Agreement is terminated for any reason, this Agreement shall immediately terminate and be of no further force or effect without any further action on the part of any party.

3. Registration.

(a) Registration Statements. The Company, as promptly as practicable after the Closing Date and, in any event, on or prior to the thirtieth (30th) day following the Closing Date (and if such day falls on a Saturday, a Sunday or a national holiday, then the next business day thereafter) (the “Filing Deadline”), shall prepare and file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of all of the Registrable Securities on a continuous basis by means of a shelf registration), covering the resale of all of the Registrable Securities; provided, however, that if the Filing Deadline shall fall during a period that the Company may not file a Registration Statement until such time as it files with the SEC its updated financial statements, then the Filing Deadline shall be no later than twenty (20) days after the filing date of such updated financial statements with the SEC. In the event of any stock split, stock dividend or transaction with respect to the Registrable Securities that increases the number of Registrable Securities, if a then-effective Registration Statement does not cover the resale of such additional number of Registrable Securities, the Company shall amend or supplement any Registration Statement to cover such additional number of Registrable Securities.

(b) Expenses. Except as set forth below, the Company will pay all of the following expenses incurred in connection with complying with this Agreement (whether or not any Registration Statement or Prospectus becomes final or effective), including, without limitation: all registration, filing and printing fees, the Company’s counsel and accounting fees and expenses, costs and expenses associated with clearing the Registrable Securities for sale under applicable state securities Laws (including, without limitation, fees, charges and disbursements of counsel in connection with such clearance), all listing fees, expenses incurred by the Company in connection with any “road show” and reasonable fees, charges and disbursements of counsel to the Investors. The Company shall not be required to pay or reimburse the Investors for any underwriting discounts or commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold. All underwriting discounts, commissions and fees shall be borne by the Investors of the securities so registered pro rata on the basis of the aggregate offering price or sale price of the securities so registered.

(c) Effectiveness.

(i) The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective or become effective as soon as practicable following the filing thereof with the SEC. The Company

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shall notify the Investors by facsimile or e-mail, in accordance with Section 8(b), promptly after any Registration Statement is declared effective.

(ii) The Company may suspend the use of any Registration Statement or Prospectus (a “Suspension”) by any Investor if the Company determines in good faith that such Suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time, in the good faith opinion of the Board of Directors, would be materially detrimental to the Company or its stockholders for a registration to be effected at such time, provided that such a right to delay shall be exercised by the Company only if the Company generally exercises similar rights against all Investors; (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein; or (C) amend or supplement the affected Registration Statement or Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in each case of clauses (A) through (C), that the Company shall (a) promptly notify each Investor in writing of such Suspension and the reasons therefor, but shall not disclose to such Investor any material non-public information giving rise to a Suspension under clause (A); (b) advise the Investors in writing to cease all sales under the Registration Statement or Prospectus until the end of the Suspension; and (c) use its reasonable best efforts to terminate such Suspension as promptly as practicable. The Company may not exercise its rights pursuant to this Section 3(c)(ii) for more than 90 days in the aggregate in any twelve month period.

(iii) Rule 415; Cutback. Any registration pursuant to Section 3(a) of this Agreement shall be effected by means of a shelf registration on a delayed or continuous basis in accordance with the provisions of Rule 415 promulgated under the Securities Act (“Rule 415”). If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under Rule 415, or requires any Investor to be named as an “underwriter” in such Registration Statement, if the Company believes, in its sole discretion and upon the advice of counsel, that the Registrable Securities are eligible for registration under Rule 415 or that such Investor is not an “underwriter” for the purposes of the Securities Act and the registration, as applicable, then the Company shall use its reasonable best efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering by or on behalf of the Company (i.e., the issuer) for the purposes of Rule 415, and/or that such Investor is not an “underwriter,” as applicable, in which event such Investor shall provide to the Company, in writing, all information reasonably requested by the Company to support such Investor’s contention that it is not an “underwriter.” Such Investor shall have the right to participate or have its counsel participate in any meetings or discussions with the SEC regarding the SEC’s position (unless in the reasonable opinion of the Company or its counsel, such participation will be to the detriment to the Company in that it may cause undue delays in the registration process or for other reasons) and to comment or have their counsel comment on any written submission made to the SEC with respect thereto. No such written submission regarding the foregoing specifying an Investor shall be made to the SEC to which the Investors’ counsel reasonably objects. The Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 3(c)(iii), the SEC refuses to alter its position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415, or requires any Investor to be named as an “underwriter” in such Registration Statement, then the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”); and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the SEC may require to assure the Company’s compliance with the requirements of Rule 415. Upon the SEC’s initial declaration that the Registration Statement is effective, the Company shall no longer have any obligations under this Agreement to register the Cut Back Shares.

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(d) Piggyback Registration.

(i) Whenever the Company proposes to register any of its Common Stock in connection with an underwritten public offering (whether an offering of Common Stock by the Company, stockholders of the Company, or both, but other than in connection with a Special Registration (as defined below)), the Company will give prompt written notice to the Investors of its intention to effect such a registration (but in no event less than ten (10) days prior to the anticipated filing date) and (subject to clause (ii) below) will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the date of the Company’s notice (a “Piggyback Registration”). Any Investor that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth (5th) business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 3(d)(i) prior to the effectiveness of such registration, whether or not any Investor has elected to include Registrable Securities in such registration. “Special Registration” means the registration of equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form).

(ii) The right of the Investors to participate in a registration referred to in Section 3(d)(i) will be conditioned upon such persons’ participation in such underwriting and the inclusion of such persons’ Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company. If the managing underwriters advise the Company in writing that, in their reasonable opinion, the number of shares of Common Stock requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company shall include in such Registration Statement or Prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which shares shall be so included in the following order of priority: (A) first, the shares the Company proposes to sell and (B) second, shares of the participating stockholders pro rata on the basis of the aggregate number of such shares owned by each participating stockholder.

(e) Requests and Demands.

(i) Each Investor may request to sell all or any portion of their Registrable Securities in an underwritten offering that is registered pursuant to a Registration Statement (each, an “Underwritten Shelf Takedown”). Any request (a “Demand”) for an Underwritten Shelf Takedowns shall be made by an Investor by giving written notice to the Company (the “Demand Notice”). Each Demand Notice shall specify the approximate number of Registrable Securities to be sold by the Investor in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. Within two (2) business days after receipt of any Demand Notice, the Company shall send written notice of such requested Underwritten Shelf Takedown to the non-requesting Investor and shall include in such Underwritten Shelf Takedown all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) business days after sending such notice (except that the non-requesting Investor shall have two (2) business days after receipt of such notice to request inclusion of Registrable Securities in the Underwritten Shelf Takedown in the case of a “bought deal”, “registered direct offering” or “overnight transaction” where no preliminary prospectus is used).

(ii) If an Investor desires to initiate an offering or sale of all or part of such Investor’s Registrable Securities that does not constitute an Underwritten Shelf Takedown (a “Non-Underwritten Shelf Takedown”), such Investor shall so indicate in a written request delivered to the Company no later than two (2) business days

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(or in the event any amendment or supplement to the Registration Statement or Prospectus is necessary, no later than five (5) business days) prior to the expected date of such Non-Underwritten Shelf Takedown, which request shall include (A) the total number of Registrable Securities expected to be offered and sold in such Non-Underwritten Shelf Takedown, (B) the expected plan of distribution of such Non-Underwritten Shelf Takedown and (C) the action or actions required (including the timing thereof) in connection with such Non-Underwritten Shelf Takedown, and, to the extent necessary, the Company shall file and effect an amendment or supplement to its Registration Statement or Prospectus for such purpose as soon as practicable. For the avoidance of doubt, unless otherwise agreed to by the requesting Investor, the non-requesting Investor shall not have the right to participate in a Non-Underwritten Shelf Takedown.

(iii) The underwriters in any Underwritten Shelf Takedown shall be selected by the Investor that requested the offering.

4. Company Obligations. The Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof and the sale of such Registrable Securities as soon as reasonably practicable in accordance with the intended method of disposition thereof, and the Company will:

(a) use its reasonable best efforts to cause the Registration Statement to remain continuously effective and in compliance with the Securities Act and usable for resale of the Registrable Securities for a period (the “Effectiveness Period”) of three years from the date of its initial effectiveness (or, if earlier, until such time as there are no Registrable Securities remaining), following which time, or following the expiration of the initial Registration Statement, the Company shall promptly refile a Registration Statement or file a new Registration Statement with respect to the Registrable Securities if any Investor so requests and use its reasonable best efforts to cause such Registration Statement to remain continuously effective and in compliance with the Securities Act and usable for resale of the Registrable Securities for a period of three years from the date of its initial effectiveness (or, if earlier, until such time as there are no Registrable Securities remaining) (such period being deemed a continuation of the Effectiveness Period), it being understood that an Investor can request the filing of a Registration Statement at any time which (i) Registrable Securities are outstanding and (ii) no Registration is that time effective;

(b) as expeditiously as practicable, prepare and file with the SEC such amendments, post-effective amendments and supplements to any Registration Statement and any Prospectus as may be necessary to keep the Registration Statement effective or the Prospectus current for the Effectiveness Period and to comply with the provisions of the Securities Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) provide copies to and permit counsel designated by the Investors to review each Registration Statement and Prospectus and all amendments and supplements thereto prior to the filing thereof with the SEC;

(d) furnish to the Investors and their legal counsel such number of copies of each Registration Statement and Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto (including exhibits) and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement or Prospectus;

(e) use its reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal or lifting of any such order at the earliest practicable time;

(f) use its reasonable best efforts to register and qualify, and cooperate with the Investors and their counsel in connection with the registration or qualification of, the Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions reasonably requested by the Investors or any underwriter, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such

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jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 4(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g) promptly notify the Investors, at any time prior to the end of the Effectiveness Period, (i) upon discovery that, or upon the happening of any event as a result of which, the Registration Statement, Prospectus or any document incorporated by reference therein includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to the Investors a supplement to or an amendment of such Registration Statement, Prospectus or other document as may be necessary so that such Registration Statement, Prospectus or other document shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, provided that any suspension of the use of any Registration Statement or Prospectus in connection with the happening of any such event must comply with the terms and conditions of Section 3(c)(ii), including, for the avoidance of doubt, the total number of days that any suspension may be in effect in any period, (ii) if the Company becomes aware of any request by the SEC or any federal or state governmental agency or authority for amendments or supplements to a Registration Statement or Prospectus covering Registrable Securities or for additional information relating thereto, (iii) if the Company becomes aware of the issuance or threatened issuance by SEC of any stop order or other suspension of effectiveness with respect to a Registration Statement covering the Registrable Securities, (iv) upon the receipt by the Company of any notification with respect to the suspension of the registration or qualification of, or exemption from such registration or qualification of, any Registrable Security for offer and sale in any jurisdiction reasonably requested by the Investors or any underwriter, or the initiation or threatening of any proceeding for such purpose, and (v) when any Registration Statement or Prospectus or any amendment or supplement thereto has been filed with the SEC and when any of the foregoing has become effective;

(h) if an Underwritten Shelf Takedown is requested, enter into an underwriting agreement in customary form, scope and substance;

(i) use its commercially reasonable efforts to cause all such Registrable Securities (A) if the Registrable Securities are then listed on a securities exchange, to continue to be so listed, (B) if the Registrable Securities are not then listed on a securities exchange, to, as promptly as practicable, be listed on the NYSE MKT, the New York Stock Exchange or NASDAQ (or any other national securities exchange), and (C) to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Investors or their permitted assignees to sell the Registrable Securities;

(j) if an Underwritten Shelf Takedown is requested or an underwritten public offering is conducted by the Company in accordance with Section 3(d), (A) use its reasonable best efforts to obtain customary “comfort” letters from the independent registered public accounting firm of the Company (to the extent deliverable in accordance with their professional standards) addressed to such Investor and the managing underwriter, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings; (B) use its reasonable best efforts to obtain opinions of external counsel to the Company (such counsel being reasonably satisfactory to the managing underwriter, if any) and updates thereof covering matters customarily covered in opinions of counsel in connection with underwritten offerings, addressed to each participating Investor and the managing underwriter, if any, provided, that the delivery of any “10b-5 statement” may be conditioned on the prior or concurrent delivery of a “comfort” letter pursuant to subsection (A) above; and (C) provide officers’ certificates and other customary closing documents customarily delivered in connection with underwritten offerings and reasonably requested by the managing underwriter;

(k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act (including, without limitation, Rule 172 promulgated under

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the Securities Act (“Rule 172”)), file any final Prospectus (including any supplement or amendment thereof) with the SEC pursuant to Rule 424 promulgated under the Securities Act (“Rule 424”), promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act (including Rule 158 promulgated thereunder). For the purpose of this Section 4(i), “Availability Date” means the forty-fifth (45th) day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the ninetieth (90th) day after the end of such fourth fiscal quarter. If the Company is required to file a Prospectus pursuant to Rule 424 at the time the Registration Statement is declared effective by the SEC, the Company shall file such Prospectus by 8:30 a.m., New York City time, on the next day on which the SEC’s Electronic Data Gathering, Analysis and Retrieval System (EDGAR) accepts documents for filing; and

(l) use its reasonable best efforts to take all other actions necessary or customarily taken by issuers to effect the registration of, and its commercially reasonable efforts to take all other actions necessary to effect the sale of, the Registrable Securities contemplated hereby.

5. Due Diligence Review; Information. Upon written request to the Company from a representative of any Investor or any underwriter (and/or any attorney or accountant retained by either of the foregoing) participating in a disposition of Registrable Securities pursuant to a Registration Statement (each a “Requesting Party”), the Company shall make available to such Requesting Party, for inspection and review during normal business hours, all of the Company’s financial records, SEC filings, and other corporate documents and properties as may be reasonably necessary to enable such Requesting Party to exercise their due diligence in connection with such disposition of such Registrable Securities, and the Company shall cause its officers, directors and employees to supply all such information reasonably requested by such Requesting Party in connection with such due diligence within a reasonable time period following the Company’s receipt of such request. As a condition to such inspection and review, the Company may require the Investors to enter into confidentiality agreements (in a form reasonably satisfactory to the Company). Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Investors, to any Requesting Party, or to any advisors or representatives thereof (each a “Information Recipient”), unless, prior to disclosure of such material nonpublic information, (i) the Company identifies such information to the Information Recipient as being material nonpublic information; (ii) the Company provides the Information Recipient with the opportunity to accept or refuse to accept such information prior to its receipt thereof; and (iii) the Information Recipient enters into an appropriate confidentiality agreement (in a form reasonably satisfactory to the Company) with the Company with respect to such information.

6. Holdback. With respect to any underwritten offering of Registrable Securities by an Investor pursuant to this Agreement, the Company agrees not to effect (other than pursuant to such registration) any public sale or distribution, or to file any Registration Statement or Prospectus (other than with respect to such registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed ten (10) days prior and sixty (60) days following the effective date of such offering or such longer period up to ninety (90) days as may be requested by the managing underwriter. The Company also agrees to cause each of its directors and senior executive officers to execute and deliver customary lockup agreements in such form and for such time period up to ninety (90) days as may be requested by the managing underwriter.

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7. Obligations of the Investors.

(a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities. At least five (5) business days prior to the first anticipated filing date of any Registration Statement or Prospectus, the Company shall notify each Investor of the information that the Company requires from such Investor if such Investor desires to have any of the Registrable Securities included in the Registration Statement or Prospectus. Any Investor who elects to have such Registrable Securities included in such Registration Statement or Prospectus shall provide such information to the Company at least two (2) business days prior to the first anticipated filing date of such Registration Statement or Prospectus.

(b) Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement or Prospectus hereunder; provided, however, that any Investor who notifies the Company in writing of its election to exclude all of its Registrable Securities from such Prospectus need not so cooperate with the Company.

(c) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the suspension of the use of any Prospectus pursuant to Section 3(c)(ii) of this Agreement; or (ii) the happening of an event pursuant to Section 4(g) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

8. Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by Law, each Investor and if an Investor is a person other than an individual, its officers, directors, members, managers, employees and agents and each other person, if any, who controls such Investor within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act (each an “Investor Indemnified Party”), against any Losses, joint or several, to which such Investor Indemnified Party may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon: (i) any untrue statement or alleged untrue statement contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof, or any documents incorporated by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared or authorized by the Company (or any amendment or supplement thereto); or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) any “Blue Sky” application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities Laws thereof (any such application, document or information herein called a “Blue Sky Application”); or (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be so liable, in any such case, if and to the extent that any such Loss arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information regarding such Investor Indemnified Party or its plan of distribution or ownership interests which was furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus; or (B) any offers or sales by or on behalf of any Investor Indemnified Party after delivery to the Investor Indemnified Party by the Company of a notice of suspension described in Section 3(c)(ii) hereof and before delivery of a notice by the Company to the Investor advising the Investor that dispositions may be made as provided by Section 7(c) hereof.

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(b) Indemnification by the Investors. In connection with any registration in which an Investor is participating, each Investor agrees, to indemnify and hold harmless, to the fullest extent permitted by Law, the Company, its directors, officers, employees, agents and each person who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Company Indemnified Party”), against any Losses to which such Company Indemnified Party may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by or on behalf of such Investor to the Company specifically and expressly for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, and (ii) any offers or sales by or on behalf of any Investor after delivery to such Investor by the Company of a notice of suspension described in Section 3(c)(ii) hereof and before delivery of a notice by the Company to such Investor advising such Investor that dispositions may be made as provided by Section 7(c) hereof. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 8 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation. For the purposes of this Section 8(b), the indemnification obligations of Buyer to the Company Indemnified Party shall be joint and several.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses; or (b) the indemnifying party shall have failed within a reasonable time after notice from the indemnified party to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party, or (c) the named parties to such action (including any impleaded parties) include both the indemnified party and the indemnifying party and, in the reasonable judgment of the indemnified party, representation of both the indemnified party and the indemnifying party with respect to such claims by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent.

(d) Contribution. If, for any reason, the indemnification provided for in Sections 8(a) and 8(b) hereof is unavailable to an indemnified party or insufficient to hold it harmless, other than for the exceptions specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a

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result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, and access to information. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 8 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

9. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and each of the Investors.

(b) Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	Institutional Financial Markets, Inc. Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104 Attn: Joseph W. Pooler, Jr. Facsimile: (215) 701-8280 E-mail: jpooler@ifmi.com and to:
Institutional Financial Markets, Inc. 1633 Broadway, 28th Floor New York, New York 10019 Attn: Rachael Fink Facsimile: (866) 543-2907 E-mail: rfink@ifmi.com
With a copy to:	Duane Morris LLP 30 South 17th Street Philadelphia, Pennsylvania 19103 Attn: Darrick M. Mix Facsimile: (215) 239-4958 Email: dmix@duanemorris.com
If to Cohen Bros. Financial LLC:	c/o Institutional Financial Markets, Inc. Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104 Attn: Daniel G. Cohen

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With a copy to:	Daniel G. Cohen at his principal address set forth the books and records of the Company.
If to Buyer:

Mead Park Capital Partners LLC

c/o Mead Park Holdings LP

126 East 56th Street, 19th Floor

New York, New York 10022

Attn: Christopher Ricciardi

Facsimile: (212) 432-4770

Email: cricciardi@meadpark.com

and to:

Mead Park Capital Partners LLC

c/o Mead Park Holdings LP

126 East 56th Street, 19th Floor

New York, New York 10022

Attn: Dennis J. Crilly

Facsimile: (212) 432-4770

Email: dcrilly@meadpark.com

With a copy to:	Sullivan & Cromwell LLP 125 Broad Street New York, New York 10022 Attn: Mitchell Eitel Facsimile: (212) 558-3588 Email: eitelm@sullcrom.com unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express (FedEx), the United Parcel Service (UPS), or another nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York City time, on a business day. Any notice hand delivered after 5:00 p.m. New York City time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notices, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

(c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective permitted successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder, provided that such Investor complies with the requirements of the Securities Purchase Agreement or the Cohen Purchase Agreement, as applicable, and with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected and agrees in writing to be bound by the terms hereof.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of each of the Investors; provided, however, that the Company may assign this Agreement in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person and, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company

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hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investors in connection with such transaction unless the resales of such securities are registered under the Securities Act and the securities are otherwise freely tradable by the Investors after giving effect to such transaction.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or e-mail delivery of a “.pdf.” or other similar format file, which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable Law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement and the Securities Purchase Agreement and each of the other Transaction Documents, the Confidentiality Agreement, and the Exclusivity Agreement (each as defined in the Securities Purchase Agreement), collectively, set forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written. In the event that there shall be a conflict between the provisions of this Agreement and the provisions of the Securities Purchase Agreement, the provisions of the Securities Purchase Agreement shall control. In the event that there shall be a conflict between the provisions of this Agreement and the provisions of the Cohen Purchase Agreement, the provisions of the Cohen Purchase Agreement shall control.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws that would result in the application of the laws of another jurisdiction. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the state and federal courts sitting in New York City, New York, for the adjudication of any civil action asserted pursuant to this Agreement. EACH OF THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN

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CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE INVESTORS AND THE COMPANY ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE INVESTORS TO ENTER INTO THIS AGREEMENT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

THE COMPANY:

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

INVESTORS:

COHEN BROS. FINANCIAL, LLC

/s/ Daniel G. Cohen
Name:	Daniel G. Cohen
Title:	Managing Member

MEAD PARK CAPITAL PARTNERS LLC
By:	Mead Park Advisors LLC, its investment adviser

By:	/s/ Christopher Ricciardi
Name:	Christopher Ricciardi
Title:	Authorized Person

[Signature page to Registration Rights Agreement]

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EXHIBIT C

INSTITUTIONAL FINANCIAL MARKETS, INC.

and

COMPUTERSHARE SHAREOWNER SERVICES LLC

as

Rights Agent

Section 382 Rights Agreement

Dated as of May 9, 2013

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SECTION 382 RIGHTS AGREEMENT

SECTION 382 RIGHTS AGREEMENT, dated as of May 9, 2013 (the “Agreement”), between Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), and Computershare Shareowner Services LLC, a New Jersey limited liability company, as Rights Agent (the “Rights Agent”).

W I T N E S S E T H :

WHEREAS, the Company has generated NOLs and NCLs (each, as defined in Section 1 hereof) for United States federal income tax purposes, and such NOLs and NCLs may potentially provide valuable tax benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and thereby preserve the ability to utilize fully such NOLs and NCLs and certain other tax benefits and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on May 9, 2013 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend distribution of one preferred share purchase right (a “Right”) for each share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding at the close of business on May 20, 2013 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(o) hereof) for each share of Common Stock issued between the Record Date (whether originally or not) and the earlier of the close of business on the Distribution Date (as defined in Section 3(a) hereof) and the Expiration Date (as defined in Section 7(a) hereof), each Right initially representing the right to purchase one one ten-thousandth of a share (a “Unit”) of Series C Junior Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Articles Supplementary attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.95% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, or (iv) any Person holding Common Stock for or pursuant to the terms of any such plan, or (v) any Exempted Person.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement (the “Exchange Act”), and to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose shares of Common Stock would be deemed to be constructively owned by such first Person, owned by a “single entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of the Code, or any successor or replacement provision, and the Treasury Regulations thereunder”.

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(c) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights, or (D) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person’s Affiliates or Associates; or

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (ii) as a result of (A) an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person’s Affiliates or Associates;

(iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (ii) of this paragraph (c) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (c) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days; and provided, further, however, that any stockholder of the Company, with Affiliates, Associates or other Person(s) who may be deemed representatives of it serving as director(s) or officer(s) of the Company, shall not be deemed to beneficially own securities held by other Persons as a result of (x) Persons affiliated or otherwise associated with such stockholder serving as director(s) or officer(s) or taking any action in connection therewith, (y) discussing the status of its shares with the Company or other stockholders of the Company similarly situated or (z) voting or acting in a manner similar to other stockholder(s) similarly situated, absent a specific finding by the Board of Directors of the Company of an express agreement among such stockholders to act in concert with one another as stockholders so as to cause, in the good

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faith judgment of the Board of Directors of the Company, each such stockholder to be the Beneficial Owner of the shares held by the other stockholder(s); or

(iv) Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(c), a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

(d) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the States of New York or New Jersey are authorized or obligated by law or executive order to close.

(e) “close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(f) “Code” shall have the meaning set forth in the preamble to this Agreement.

(g) “Common Stock” shall have the meaning set forth in the preamble to this Agreement, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person (or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first mentioned Person).

(h) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(i) “Convertible Note” means any of those certain Convertible Senior Promissory Notes issued pursuant to either (i) the Securities Purchase Agreement dated May 9, 2013 by and among the Company, Mead Park Capital Partners LLC and Mead Park Holdings, LP, or (ii) the Securities Purchase Agreement dated May 9, 2013 by and between the Company and Cohen Bros. Financial LLC.

(j) “Current Market Price” shall have the meaning set forth in Section 11(d) hereof.

(k) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(l) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(m) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(n) “Exempted Person” shall mean any Person who, together with all Affiliates and Associates of such Person, (i) is either (A) the Beneficial Owner of securities (as disclosed in public filings with the Securities and Exchange Commission on the Rights Dividend Declaration Date), representing 4.95% or more of the shares of Common Stock outstanding on the Rights Dividend Declaration Date, or (B) Daniel G. Cohen (with respect to 7,286,699 shares of Common Stock of which such Person is or may become the Beneficial Owner as of the date of this Agreement), Christopher Ricciardi and Stephanie Ricciardi (with respect to 1,472,175 shares of Common Stock of which such Person is or may become the Beneficial Owner as of the date of this Agreement), and Mead Park Capital Partners LLC (with respect to 3,898,334 shares of Common Stock of which such Person is or may become the Beneficial Owner as of the date of this Agreement), provided, however, that any such Person described in this clause (i) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the

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Beneficial Owner (and so long as such Person continues to be the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock), of additional securities representing any additional shares of Common Stock, except (x) pursuant to equity compensation awards granted to such Person by the Company or options or warrants outstanding and beneficially owned by such Person as of the Rights Dividend Declaration Date, or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof, (y) as a result of a stock split, stock dividend or the like, or (z) as a result of an increase in the principal amount of a Convertible Note pursuant to the payment-in-kind interest provisions set forth in Section 1(b) of such Convertible Note; or (ii) becomes the Beneficial Owner of securities representing 4.95% or more of the shares of Common Stock then outstanding because of a reduction in the number of outstanding shares of Common Stock then outstanding as a result of the purchase by the Company or a Subsidiary of the Company of shares of Common Stock, provided, however, that any such Person described in clause (ii) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner, at any time after the date such Person became the Beneficial Owner of (and so long as such Person continues to be the Beneficial Owner of) 4.95% or more of the then outstanding shares of Common Stock, of additional securities representing any additional shares of Common Stock, except (x) pursuant to the exercise of options or warrants to purchase Common Stock outstanding and beneficially owned by such Person as of the date such Person became the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock or as a result of an adjustment to the number of shares of Common Stock for which such options or warrants are exercisable pursuant to the terms thereof, or (y) as a result of a stock split, stock dividend or the like; or (iii) who is a Beneficial Owner of 4.95% or more of the shares of Common Stock outstanding and whose beneficial ownership would not, as determined by the Board of Directors of the Company in its sole discretion, jeopardize or endanger the availability to the Company of its NOLs or NCLs; and provided further, however, that if a Person is an Exempted Person solely by reason of clause (iii) above, then such Person shall cease to be an Exempted Person if (A) such Person ceases to beneficially own 4.95% or more of the shares of the then outstanding Common Stock or (B) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s beneficial ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs, NCLs or both thereof. A purchaser, assignee or transferee of the shares of Common Stock (or warrants or options exercisable for Common Stock) from an Exempted Person shall not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such Person continues to be the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock.

(o) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(p) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(q) “NCLs” shall mean the Company’s net capital loss carryforwards.

(r) “NOLs” shall mean the Company’s net operating loss carryforwards.

(s) “Person” shall mean any individual, firm, corporation, limited liability company, partnership or other entity.

(t) “Preferred Stock” shall mean shares of Series C Junior Participating Preferred Stock, par value $0.001 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series C Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series C Junior Participating Preferred Stock.

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(u) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(v) “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

(w) “Record Date” shall have the meaning set forth in the preamble of this Agreement.

(x) “Right” shall have the meaning set forth in the preamble of this Agreement.

(y) “Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

(z) “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(aa) “Rights Dividend Declaration Date” shall have the meaning set forth in the preamble of this Agreement.

(bb) “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(cc) “Section 13 Event” shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(dd) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(ee) “Subsidiary” shall mean, with reference to any Person, any Person of which a majority of the voting power of voting equity securities or equity interests is beneficially owned, directly or indirectly, by such Person or otherwise controlled by such Person.

(ff) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(gg) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(hh) “Trading Day” shall have the meaning set forth in Section 11(d) hereof.

(ii) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(jj) “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, as amended.

(kk) “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall be liable for the acts or omissions of, any such co-rights agents.

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Section 3. Issue of Rights Certificates.

(a) Until the earlier of (i) the close of business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board of Directors of the Company shall determine prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than any Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information, send) by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(o) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates, and the Rights will be transferable only by transfer separate from the transfer of the shares of Common Stock previously underlying such Rights. The Company shall promptly give notice in accordance with Section 25 hereof to the Rights Agent upon the occurrence of the Distribution Date and, in any event, if such notice is given orally, the Company shall confirm the same in writing on or before the next Business Day at the address provided in Section 25 hereof. Until such notice is given to the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) As promptly as practicable following the Record Date, the Company shall send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earliest of the Distribution Date, the Expiration Date (as such term is defined in Section 7(a) hereof) or the redemption of the Rights pursuant to Section 23 hereof, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend in substantially the following form: “This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Institutional Financial Markets, Inc. (the

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“Company”) and Computershare Shareowner Services LLC (the “Rights Agent”), dated as of May 9, 2013 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.” With respect to such certificates containing the foregoing legend, until the earlier of the (i) Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

Section 4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which legends, summaries or endorsements do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one ten-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, provided that the Company has notified the Rights Agent in accordance with Section 25 hereof of the applicability of this Section 4(b), shall contain (to the extent feasible) a legend in substantially the following form: “The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.”

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Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman, its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at its office designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 27 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date or the redemption of the rights pursuant to Section 23 hereof, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have i) properly completed and duly signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate, ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof and the Rights evidenced thereby as the Company shall reasonably request and iii) paid a sum sufficient to cover any tax or charge that might be imposed in connection with such transfer, split up, combination or exchange of any Rights Certificate or Certificates as required by Section 9(e) hereof. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 27 hereof, manually or by facsimile, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall have no duty or obligation to pay any taxes or charges that might be imposed in connection with any transfer, split up, combination or exchange of any Rights Certificate or Certificates pursuant to the terms of this Agreement.

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(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) and Section 27 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one ten-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the close of business on October 1, 2016 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which all of the Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) are exchanged for Common Stock or other assets or securities as provided in Section 27 hereof, (iv) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, or (v) the close of business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward (the earliest of (i) and (ii) and (iii) and (iv) and (v) being herein referred to as the “Expiration Date”).

(b) The Purchase Price for each one ten-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $100.00, and shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof and shall be payable in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase properly completed and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one ten-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable tax or charge required to be paid hereunder, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one ten-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one ten-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby authorizes and directs its depositary agent to comply with such request, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) when necessary to comply with this Agreement, after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to

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Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary in order to comply with the terms of this Agreement. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

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Section 9. Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933, as amended (the “Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights and (iv) take such other actions as may be appropriate under, or to otherwise ensure compliance with, the federal securities laws in connection with the exercisability of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. The Company shall give copies of such public announcements to the Rights Agent. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective, and the Company shall give prompt notice of such suspension to the Rights Agent in accordance with Section 25 hereof. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one ten-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (or Units) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name

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other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the satisfaction of the Company and the Rights Agent that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(i) In the event any Person shall become an Acquiring Person, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one ten-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by

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the then number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(ii) In the event that the number of shares of Common Stock which are authorized by the Company’s Charter but not outstanding, subscribed for or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors of the Company has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors of the Company determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should to be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and

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preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities

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convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(i) For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 10,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a Unit shall be equal to the Current Market Price of one share of Preferred Stock divided by 10,000.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share of capital stock or one-ten millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred

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Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Section 7, Section 9, Section 10, Section 13 and Section 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest one-ten millionth of a share of Preferred Stock) obtained by:

(i) multiplying (x) the number of one ten-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(ii) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one ten-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made, and the Company shall give a copy of such public announcement to the Rights Agent. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued and executed by the Company and countersigned and delivered by the Rights Agent in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(i) Irrespective of any adjustment or change in the Purchase Price or the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one ten-thousandth of a share and the number of one ten-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

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(j) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one ten-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(k) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one ten-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment. The Company shall give prompt notice of such deferral to the Rights Agent in accordance with Section 25 hereof.

(l) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(m) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(n) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(o) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result

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obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment unless and until it shall have received such a certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(n) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one ten-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock

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thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

(b) “Principal Party” shall mean:

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

(i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

(ii) take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii) will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu

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of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one ten-thousandth of a share of Preferred Stock shall be one ten-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price of one (1) share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under this Agreement unless and until the Rights Agent shall have received such a certificate and such monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 and Section 20 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common

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Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary;

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

(e) this Agreement may be supplemented or amended from time to time in accordance with the terms of Section 26 hereof; and

(f) the power and authority delegated to the Board of Directors of the Company pursuant to this Agreement shall be exclusive and shall be as set forth in Section 29 hereof.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one ten-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice

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of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and expenses and other disbursements incurred in the administration, preparation, delivery, amendment and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement approved by the Company, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including but not limited to the costs and expenses of defending against any claim of liability in the premises. The reasonable costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company to the extent that the Rights Agent is successful in so enforcing its right of indemnification. The provisions of this Section 18 and Section 20 hereof shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel in the manner contemplated by Section 20(a) hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was required to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until such notice has been given to the Rights Agent in accordance with Section 25 hereof.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

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(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken in the absence of bad faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

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(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in the absence of bad faith in accordance with the advice or instructions of any such officer.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers or employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it reasonably and in the absence of bad faith believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been properly completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a legal

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business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the twentieth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”); provided, however, if the Board of Directors of the Company authorizes redemption of the Rights in either of the circumstances set forth in clauses (i) and (ii) below, then such authorization shall require the concurrence of a majority of the members of the Board of Directors of the Company: (i) such authorization occurs on or after the time a Person becomes an Acquiring Person, or (ii) such authorization occurs on or after the date of a change (resulting from a proxy or consent solicitation or an action by written consent of stockholders, whether or not made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act) in a majority of the directors in office at the commencement of such solicitation, or prior to such written consent, if any Person who is a participant in such solicitation, or who signed such consent, has stated (or, if upon the commencement of such solicitation, a majority of the Board of Directors of the Company has determined in good faith) that such Person (or any of its Affiliates or Associates) intends to take, or may consider taking, any action which would result in such Person becoming an Acquiring Person or which would cause the occurrence of a Triggering Event unless, concurrent with such solicitation, such

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Person (or one or more of its Affiliates or Associates) is making a cash tender offer pursuant to a Schedule TO (or any successor form) filed with the Securities and Exchange Commission for all outstanding shares of Common Stock not beneficially owned by such Person (or by its Affiliates or Associates). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the “Current Market Price”, as defined in Section 11(d) hereof, of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

(b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(n) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate and the Rights Agent, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b) In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

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Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Rights Agent) as follows:

Institutional Financial Markets, Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania

Attention: Chief Executive Officer

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

Computershare Shareowner Services

Newport Office Center VII

480 Washington Blvd.

Jersey City, NJ 07310

Attention: Relationship Manager

With a copy to:

Computershare Shareowner Services

Newport Office Center VII

480 Washington Blvd.

Jersey City, NJ 07310

Attention: Legal Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 26. Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, (i) no supplement or

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amendment shall be made which changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of one ten-thousandths of a share of Preferred Stock for which a Right is exercisable and following the first occurrence of an event set forth in clauses (i) and (ii) of the first proviso to Section 23(a) hereof, (ii) the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or indemnties under this Agreement and (iii) any supplement or amendment shall require the concurrence of a majority of the members of the Board of Directors of the Company. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 27. Exchange.

(a) The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors of the Company, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the “Section 27(a) Exchange Ratio”). Notwithstanding the foregoing, the Company may not effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

(i) The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors of the Company, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio specified in the following sentence, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement. Subject to such adjustment, each Right may be exchanged for that number of shares of Common Stock obtained by dividing the Adjustment Spread (as defined below) by the then Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the earlier of (i) the date on which any Person becomes an Acquiring Person or (ii) the date on which a tender or exchange offer by any Person (other than an Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-4(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof such Person would be the Beneficial Owner of 4.95% or more of the shares of Common Stock then outstanding (such exchange ratio being the “Section 27(a)(ii) Exchange Ratio”). The “Adjustment Spread” shall equal (x) the aggregate market price on the date of such event of the number of Adjustment Shares determined pursuant to Section 11(a)(ii) minus (y) the Purchase Price.

(ii) Notwithstanding anything contained in this Section 27(a) to the contrary, the Company may not exchange any Rights pursuant to this Section 27(a) unless such exchange is approved by a majority of the members of the Board of Directors of the Company.

(b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 27 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Section 27(a) Exchange Ratio or Section 27(a)(ii) Exchange Ratio, as the case may be. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed

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given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 27, the Company shall make adequate provision to substitute, to the extent that there are insufficient shares of Common Stock available (1) cash, (2) other equity securities of the Company, (3) debt securities of the Company, (4) other assets or (5) any combination of the foregoing, having an aggregate value per Right equal to (x) in the case of an exchange pursuant to Section 27(a), the then current per share market price (determined pursuant to Section 11(d) hereof) of the Common Stock multiplied by the Section 27(a) Exchange Ratio and (y) in the case of an exchange pursuant to Section 27(a)(ii), the Adjustment Spread, where such aggregate value has been determined by a majority of the members of the Board of Directors of the Company, after receiving advice from a nationally recognized investment banking firm. To the extent that the Company determines that any such substitution must be made, the Company shall provide, subject to Section 7(e) hereof, that such substitution shall apply uniformly to all outstanding Rights.

(d) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of the exchange pursuant to this Section 27.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Company (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors of the Company to any liability to the holders of the Rights. The Rights Agent is entitled always to assume the Company’s Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

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Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall, in the reasonable judgment of the Rights Agent, adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign upon five (5) days prior written notice; provided, further, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the twentieth day following the date of such determination by the Board of Directors of the Company.

Section 32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state; provided, however, that all provisions regarding the rights, duties, and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience on only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:		INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Rachael Fink	By:	/s/ Joseph W. Pooler, Jr.
Name:	Rachael Fink	Name:	Joseph W. Pooler, Jr.
Title:	Senior Vice President, General Counsel and Secretary	Title:	Executive Vice President and Chief Financial Officer

Attest:		COMPUTERSHARE SHAREOWNER SERVICES LLC as Rights Agent

By:	/s/ Rita Swartz	By:	/s/ Mitzi Shannon
Name:	Rita Swartz	Name:	Mitzi Shannon
Title:	V.P. Relationship Manager	Title:	Relationship Manager

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ARTICLES SUPPLEMENTARY

OF

INSTITUTIONAL FINANCIAL MARKETS, INC.

(formerly known as Cohen & Company Inc.)

SERIES C JUNIOR PARTICIPATING PREFERRED STOCK

(PAR VALUE $0.001 PER SHARE)

Cohen & Company Inc., a Maryland corporation, having its principal office at Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

First, pursuant to the authority expressly vested in the board of directors of the Corporation (the “Board of Directors”) by the charter of the Corporation (the “Charter”), the Board of Directors on December 21, 2009 adopted a resolution which duly classified 10,000 shares of Preferred Stock, par value $0.001 per share, into a series of 10,000 shares of Preferred Stock, par value $0.001 per share, designated as “Series C Junior Participating Preferred Stock,” and has provided for the issuance of shares of such series.

Second, no shares of the Series C Junior Participating Preferred Stock of the Corporation are issued or outstanding.

Third, on December 21, 2009, the Board of Directors, in accordance with the provisions of Section 2-208 of the Maryland General Corporation Law and the authority expressly vested in the Board of Directors by the Charter, duly adopted the resolution adopting the Articles Supplementary of Cohen & Company Inc. for the Series C Junior Participating Preferred Stock.

Fourth, pursuant to Section 2-208 of the Maryland General Corporation Law, stockholder approval is not required for the adoption of the Articles Supplementary of Cohen & Company Inc. for the Series C Junior Participating Preferred Stock, and such stockholder approval has not been obtained.

Fifth, the terms of the Series C Junior Participating Preferred Stock, as set by the Board of Directors, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, if any, are as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series C Junior Participating Preferred Stock” and the number of shares constituting such series shall be 10,000.

Section 2. Dividends and Distributions.

(a) The holders of shares of Series C Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.001 or (b) subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Junior Participating Preferred Stock. In the event the Corporation

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shall at any time after December 21, 2009 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series C Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on the outstanding shares of Series C Junior Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.001 per share on the outstanding shares of Series C Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series C Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series C Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series C Junior Participating Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series C Junior Participating Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series C Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein or by law, the holders of shares of Series C Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) If at any time dividends on any Series C Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and

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unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series C Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series C Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

(i) During any default period, such voting right of the holders of Series C Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series C Junior Participating Preferred Stock.

(ii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (c)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after such order or request, or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iii) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (c)(ii)of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this paragraph (c) to directors elected by the holders of a particular class of stock shall include directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(iv) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of

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Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Charter or by-laws of the Corporation irrespective of any increase made pursuant to the provisions of paragraph (c)(ii)of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Charter or by-laws of the Corporation). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(d) Except as set forth herein, holders of Series C Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series C Junior Participating Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Junior Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Junior Participating Preferred Stock, except dividends paid ratably on the Series C Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series C Junior Participating Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series C Junior Participating Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series C Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

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Section 6. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series C Junior Participating Preferred Stock shall have received an amount equal to $100,000 per share of Series C Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series C Liquidation Preference”). Following the payment of the full amount of the Series C Liquidation Preference, no additional distributions shall be made to the holders of shares of Series C Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series C Liquidation Preference by (ii) 10,000 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series C Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series C Junior Participating Preferred Stock and Common Stock, respectively, holders of Series C Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series C Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series C Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series C Junior Participating Preferred Stock shall not be redeemable.

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Section 9. Amendment. The Charter shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series C Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series C Junior Participating Preferred Stock, voting separately as a class.

Section 10. Fractional Shares. Series C Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Junior Participating Preferred Stock.

IN WITNESS WHEREOF, Cohen & Company Inc. has caused these presents to be signed in its name and on its behalf by its President and attested to by its Secretary as of this 21st day of December, 2009.

ATTEST:		COHEN & COMPANY INC.

By:		By:
	Rachael Fink		Joseph W. Pooler, Jr.
	Senior Vice President, General Counsel and Secretary		Executive Vice President and Chief Financial Officer

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CERTIFICATE

THE UNDERSIGNED, the Executive Vice President and Chief Financial Officer of Cohen & Company Inc. (the “Corporation”), who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

Joseph W. Pooler, Jr.
Executive Vice President and Chief Financial Officer

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Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER OCTOBER 1, 2016 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.

Rights Certificate

INSTITUTIONAL FINANCIAL MARKETS, INC.

This certifies that [    ], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of May 9, 2013 (the “Rights Agreement”), between Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), and Computershare Shareowner Services LLC, a New Jersey limited liability company (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on October 1, 2016 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one ten- thousandth of a fully paid, non-assessable share of Series C Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $100.00 per one ten-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of May 9, 2013 based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to

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which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one ten-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date. In addition, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange. Under certain circumstances set forth in the Rights Agreement, the decision to redeem the Rights shall require the concurrence of a majority of the members of the Board of Directors of the Company.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

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This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                     .

Attest:		INSTITUTIONAL FINANCIAL MARKETS, INC.

By:		By:
Name:		Name:
Title:	Secretary	Title:

Countersigned: Attest:		COMPUTERSHARE SHAREOWNER SERVICES LLC as Rights Agent

By:		By:	Authorized Signature
Name:		Name:
Title:		Title:

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[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                      hereby sells, assigns and transfers unto                      (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature:
Signature Guaranteed*:

*	Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)	after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature:
Signature Guaranteed*:

*	Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

To:	INSTITUTIONAL FINANCIAL MARKETS, INC.:

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address):

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address):

Dated:
Signature:

Signature Guaranteed*:

*	Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

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Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate

[    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)	after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature:
Signature Guaranteed*:

*	Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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Exhibit C

SUMMARY OF RIGHTS TO PURCHASE SERIES C JUNIOR

PARTICIPATING PREFERRED STOCK

On May 9, 2013, the Board of Directors of Institutional Financial Markets, Inc. (the “Company”) approved the entry into a Section 382 Rights Agreement (the “Rights Agreement”) between the Company and Computershare Shareowner Services LLC (the “Rights Agent”). The Rights Agreement provides for a distribution of one preferred stock purchase right (a “Right”) for each share of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding to stockholders of record at the close of business on May 20, 2013 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company a unit (a “Unit”) consisting of one ten-thousandth of a share of Series C Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), at a Purchase Price of $100.00 per Unit (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

The Board of Directors of the Company adopted the Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use its net operating loss and net capital loss carryforwards (the “deferred tax assets”) to reduce potential future federal income tax obligations. The Company has experienced substantial operating losses and capital losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated by the Internal Revenue Service, the Company may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the deferred tax assets do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of deferred tax assets, and therefore these deferred tax assets could be a substantial asset to the Company. However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code, its ability to use the deferred tax assets will be substantially limited and/or delayed, and the timing of the usage of the deferred tax assets could be substantially delayed, which could therefore significantly impair the value of those assets.

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a “Distribution Date” will occur upon the earlier of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person” (as defined below) (the “Stock Acquisition Date”) or (ii) ten (10) business days following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person. “Acquiring Person” means any person who or which, together with all affiliates and associates of such person, shall be the beneficial owner of 4.95% or more of the shares of Common Stock then outstanding, excluding the Company and any “Exempted Person” (defined below). Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

Any person who, together with all affiliates and associates of such person, is the beneficial owner of Common Stock, options and/or other securities exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock outstanding on May 9, 2013 or is set forth in the Rights Agreement as such, will be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner (and so long as such person continues to be the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock), of additional securities representing any additional shares of Common Stock, except (x) pursuant to equity compensation awards granted to such person by the

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Company or options or warrants outstanding and beneficially owned by such person as of May 9, 2013, or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a stock split, stock dividend or the like. In addition, any person who, together with all affiliates and associates of such person, becomes the beneficial owner of Common Stock and/or other securities exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock then outstanding as a result of a purchase by the Company or any of its subsidiaries of shares of Common Stock will also be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and will be deemed to be an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner, at any time after the date such person became the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock, of additional securities representing any additional shares of Common Stock, except if such additional securities are acquired (x) pursuant to the exercise of options or warrants to purchase Common Stock outstanding and beneficially owned by such person as of the date such person became the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock or as a result of an adjustment to the number of shares of Common Stock for which such options or warrants are exercisable pursuant to the terms thereof, (y) as a result of a stock split, stock dividend or the like, or (z) as a result of an increase in the principal amount of a Convertible Note (as defined in the Rights Agreement) pursuant to the payment-in-kind interest provisions set forth in Section 1(b) of such Convertible Note. In addition, any person who, together with all affiliates and associates of such person, is the beneficial owner of Common Stock and/or other securities exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock outstanding, and whose beneficial ownership would not, as determined by the Board of Directors of the Company in its sole discretion, jeopardize or endanger the availability of the Company of its deferred tax assets, will be an “Exempted Person.” However, any such person will cease to be an Exempted Person if (x) such person ceases to beneficially own 4.95% or more of the shares of the then outstanding Common Stock or (y) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such person’s beneficial ownership (together with all affiliates and associates of such person) with respect to the availability to the Company of its deferred tax assets. A purchaser, assignee or transferee of the shares of Common Stock (or options or warrants exercisable for Common Stock) from an Exempted Person will not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such transferee continues to be the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock.

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EXHIBIT D

FORM OF COHEN PURCHASE AGREEMENT

[See ANNEX A-2 to this preliminary proxy statement on Schedule 14A]

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EXHIBIT E

PREFERRED STOCK EXCHANGE AGREEMENT

This Preferred Stock Exchange Agreement (this “Agreement”) is made as of May 9, 2013, by and among Institutional Financial Markets, Inc., a corporation organized under the laws of the State of Maryland (the “Company”), Cohen Bros. Financial, LLC (“Cohen”), and Daniel G. Cohen.

RECITALS:

WHEREAS, Cohen is the owner of an aggregate of Four Million Nine Hundred Eighty-Three Thousand Five Hundred Fifty-Seven (4,983,557) shares of Series D Voting Non-Convertible Preferred Stock of the Company (collectively, the “Series D Shares”);

WHEREAS, Cohen desires to exchange (the “Exchange”) the Series D Shares for an aggregate of Four Million Nine Hundred Eighty-Three Thousand Five Hundred Fifty-Seven (4,983,557) newly issued shares of Series E Voting Non-Convertible Preferred Stock of the Company (collectively, the “Series E Shares” and, together with the Series D Shares, the “Shares”);

WHEREAS, the Shares have substantially identical rights, preferences, privileges and restrictions other than with respect to the Company’s obligation to redeem the Shares, and accordingly, the terms of the Series E Shares effectively serve as an amendment of the terms of the Series D Shares solely with respect to when the Company has an obligation to redeem the Series D Shares; and

WHEREAS, pursuant to this Agreement, Cohen and the Company desire to, among other things, set forth the terms and conditions of the Exchange.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

1. The Exchange. Cohen hereby assigns and conveys to the Company the Series D Shares, free and clear of all liens, claims and encumbrances. On the date of this Agreement, Cohen shall deliver to the Company the stock certificate representing the Series D Shares. In exchange for the Series D Shares, the Company shall issue on the date of this Agreement the Series E Shares to Cohen and shall deliver to Cohen the stock certificate representing the Series E Shares. Cohen and the Company hereby acknowledge and agree that the Series E Shares shall have all of the rights, preferences, privileges and restrictions described in the Institutional Financial Markets, Inc. Articles Supplementary, Series E Voting Non-Convertible Preferred Stock, and as described in the Articles of Incorporation of the Company, as amended from time to time. Immediately upon execution and delivery of this Agreement, each of the Series D Shares shall be deemed cancelled in exchange for the Series E Shares.

2. Representations and Warranties.

2.1 Representations and Warranties of Cohen. To induce the Company to enter into the Exchange, Cohen hereby represents and warrants to the Company as follows:

(a) Cohen (i) is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware, and (ii) has the limited liability company power and authority to own its property and assets and to transact the business in which it is engaged.

(b) Cohen has the limited liability company power to execute, deliver and carry out the terms and provisions of this Agreement.

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(c) Cohen is the sole owner of the Series D Shares and has good and marketable title thereto, free and clear of all liens, claims and encumbrances whatsoever.

(d) This Agreement constitutes a legal, valid and binding obligation of Cohen, enforceable against Cohen in accordance with its terms.

2.2 Representations and Warranties of the Company. To induce Cohen to enter into the Exchange, the Company represents and warrants to Cohen as follows:

(a) The Company (i) is a corporation duly organized and validly existing and in good standing under the laws of the State of Maryland, and (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged.

(b) The Series E Shares that are being issued by the Company to Cohen hereunder have been duly authorized, and, upon the issuance of the Series E Shares to Cohen in accordance with the terms and provisions of this Agreement, the Series E Shares will be validly issued, fully paid and nonassessable.

(c) The Company has the corporate power to execute, deliver and carry out the terms and provisions of this Agreement and to issue the Series E Shares to Cohen hereunder, and the Company has taken all necessary corporate action to authorize the Company’s execution, delivery and performance of this Agreement.

(d) This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3. Miscellaneous.

3.1 Termination of December 28, 2012 Exchange Agreement. The parties hereto agree that the Preferred Stock Exchange Agreement, dated December 28, 2012, by and among the Company, Cohen and Daniel G. Cohen, is hereby terminated in its entirety.

3.2 Descriptive Headings. The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

3.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same agreement. Facsimile or electronically transmitted signature pages shall be deemed an original for purposes of this Agreement.

3.4 Entire Agreement. This Agreement constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

3.5 Interpretation. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

3.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

3.7 Severability. If any provisions of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof.

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3.8 Governing Law. The validity, interpretation and enforcement of this Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned have executed this Preferred Stock Exchange Agreement on the day and year first above-written.

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

COHEN BROS. FINANCIAL, LLC

By:	/s/ Daniel G. Cohen
Name:	Daniel G. Cohen
Title:	Managing Member

/s/ Daniel G. Cohen
Daniel G. Cohen

[Signature page to Preferred Stock Exchange Agreement]

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EXHIBIT F

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Agreement”) is dated as of May 9, 2013, by and among IFMI, LLC (the “Company”), a majority owned subsidiary of Institutional Financial Markets, Inc. (the “Parent”), the Parent, Daniel G. Cohen (the “Executive”), and, solely for purposes of Sections 6.4 and 7.5 hereof, C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP), a majority owned subsidiary of the Parent (“PrinceRidge”), and C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC), an indirect subsidiary of the Parent (“PrinceRidge Partners LLC”). For purposes of this Agreement, the Company, the Parent, PrinceRidge and the Executive may each be referred to as a “Party” and collectively may be referred to as the “Parties.”

WHEREAS, contemporaneously with the execution of this Agreement, the Parent is entering into a securities purchase agreement (the “Securities Purchase Agreement”) with Mead Park Capital Partners LLC, pursuant to which the Parent is selling to such entity (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167.00) newly issued shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), for an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334.00); and (ii) a convertible senior promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501.00);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Parent and Cohen Bros. Financial, LLC, a Delaware limited liability company of which the Executive is the sole member, are executing and delivering a securities purchase agreement (the “Cohen Purchase Agreement”), pursuant to which the Parent has agreed to sell to Cohen Bros. Financial, LLC and Cohen Bros. Financial, LLC has agreed to purchase from the Parent (i) an aggregate of Eight Hundred Thousand (800,000) newly issued shares of Common Stock, for a purchase price of Two Dollars ($2.00) per share of Common Stock, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000.00); and (ii) a convertible promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000.00);

WHEREAS, the parties hereto are entering into this Agreement pursuant to the Securities Purchase Agreement and the Cohen Purchase Agreement;

WHEREAS, effective as of the Effective Date (as defined in Section 1) and on the terms set forth below, (i) the Parent wishes the Executive to serve as its Vice Chairman, and (ii) the Company wishes that the Executive serve as its Vice Chairman and as President of Cohen & Company Financial Limited (formerly known as EuroDekania Management LTD) and as President and Chief Executive of the European Business (as defined in Section 2 herein).

WHEREAS, the Company, the Parent and Executive are parties to the Employment Agreement, dated February 18, 2010, as amended by Amendment No. 1 to Employment Agreement, dated December 18, 2012 (as so amended, the “IFMI Employment Agreement”);

WHEREAS, the Company, the Parent, PrinceRidge and the Executive are parties to the Executive Agreement, dated May 31, 2011 (the “PrinceRidge Employment Agreement”); and

WHEREAS, with this Agreement, (i) the Company, the Parent and Executive desire to amend and restate the IFMI Employment Agreement in its entirety; (ii) the Company, the Parent, PrinceRidge and the Executive desire to terminate the PrinceRidge Employment Agreement; and (iii) the Parties hereto desire that PrinceRidge join as a party to this Agreement.

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NOW THEREFORE, the Parties hereto agree as follows:

1. Term. Subject to the terms and conditions set forth herein, the Executive hereby agrees to provide services to the Company and the Company agrees to compensate the Executive for an initial term commencing as of the Effective Date (as defined below) and continuing through December 31, 2014, unless sooner terminated in accordance with the provisions of Section 4 or Section 5, with such arrangement to continue for successive one-year periods in accordance with the terms of this Agreement (subject to termination as aforesaid) unless any of Parent, Company or the Executive notifies the other Parties of non-renewal in writing prior to three (3) months before the expiration of the initial term and each annual renewal, as applicable. (The period during which the Executive provides services hereunder being hereinafter referred to as the “Term.”) This Agreement shall be binding on the Parties as of the date hereof. This Agreement shall only become effective upon the earlier of (i) the date on which Parent hires a new Chief Executive Officer, and (ii) the date of closing under the Securities Purchase Agreement (such date shall be referred to as the “Effective Date”). In the event that the Securities Purchase Agreement is terminated for any reason prior to the Effective Date, this Agreement shall automatically, without any further action on the part of the Parties, terminate and be of no further force or effect.

2. Duties. During the Term, the Executive shall serve as Vice Chairman of the Board of Directors of the Parent (the “Board of Directors”), reporting directly to the Chairman of the Board of Directors, Vice Chairman of the Board of Managers of the Company (the “Board of Managers”), and President of Cohen & Company Financial Limited and President and Chief Executive of the European Business, reporting directly to the Chief Executive Officer of the Parent. The Executive shall faithfully perform for the Parent and the Company the duties customarily attendant to Executive’s position of said offices and shall perform such other duties of an executive, managerial or administrative nature related to the European Business as shall be reasonably specified and reasonably designated from time to time by the Board of Directors and/or the Board of Managers. Executive shall be required to perform such other duties of an executive, managerial or administrative nature related to the Company’s non-European Business reasonably specified and reasonably designated from time to time by the Board of Directors and/or the Board of Managers, provided that Executive consents to such other duties (such consent not to be unreasonably withheld or delayed). For purposes of this Agreement, the term “European Business” shall mean all of the business of the Company originating in, arising out of, or related to Europe, including, without limitation, the Company’s capital markets business (sales and trading of securities as well as investment banking), the Company’s asset management business (managing assets through listed and private companies, funds, managed accounts and collateralized debt obligations, including but not limited to Dekania Europe CDO I plc, Dekania Europe CDO II plc, Dekania Europe CDO III plc, and Munda CLO I BV), the Company’s principal investing business (investments in the investment vehicles, primarily those that the Company manages), and any other business in which the Company may engage.

3. Compensation.

3.1 Guaranteed Payment. Commencing on the Effective Date, the Company shall pay the Executive a guaranteed payment at the rate of Six Hundred Thousand Dollars ($600,000.00) per annum (the “Guaranteed Payment”), payable in equal monthly installments. The Compensation Committee of the Board of Directors may provide for such increases to the Guaranteed Payment as it may, in its discretion, deem appropriate. (Any such amount shall constitute the “Guaranteed Payment” as of the time of the calculation.) For United States federal, state and local tax purposes, each Guaranteed Payment shall be treated and reported by the Company and the its members as a “guaranteed payment” (generally, a “707(c) Payment”) within the meaning of Section 707(c) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.

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3.2 Allocations.

(a) For the period beginning on the Effective Date through December 31, 2013 (the “Initial Period”), the Executive shall be entitled to each of the following allocations from the Company (the “Initial Allocations”), which shall be awards of qualified performance-based compensation (within the meaning of Code Section 162(m) and the Treasury Regulations thereunder) for purposes of the Company’s or Parent’s incentive compensation plan:

(i) a payment equal to 25% of the net income, if any, of the European Business during such period as determined in accordance with generally accepted accounting principles in the United States (the “Initial European Business Allocation”); and

(ii) a payment equal to 20% of the gross revenues generated on transactions that the Executive is responsible for generating for the Company’s non-European broker-dealers during such period as determined in accordance with generally accepted accounting principles in the United States. For the avoidance of doubt, the decision to pursue and/or enter into a transaction that would result in an allocation to Executive under this Section 3.2(a)(ii) or Section 3.2(b)(ii) below shall be made solely by the Company.

Each of the Initial Allocations, if any, shall be payable in cash within 30 days after the end of the Initial Period. In calculating net income and net loss determined in accordance with generally accepted accounting principles in the United States under this Section 3.2(a) and Section 3.2(b), expense allocations of corporate overhead, which shall be limited to allocations from the corporate finance, legal, information technology, human resource, and operations departments, shall be based on the Company’s allocation methodologies in effect as of the date hereof, or any other allocation methodology agreed to by the Executive.

(b) Following the Initial Period, the Executive shall be entitled to each of the following allocations from the Company (the “Standard Allocations” and, together with the Initial Allocations, the “Allocations”), which shall be awards of qualified performance-based compensation (within the meaning of Code Section 162(m) and the Treasury Regulations thereunder) for purposes of the Company’s or Parent’s incentive compensation plan:

(i) with respect to each calendar year following the Initial Period (collectively, the “Annual Periods”), a payment equal to (each an “Annual European Business Allocation” and, collectively, the “Annual European Business Allocations”): (A) 25% of the aggregate net income, if any, of the European Business in the Initial Period and all completed Annual Periods as determined in accordance with generally accepted accounting principles in the United States, less (B) 25% of the aggregate net loss, if any, of the European Business in the Initial Period and all completed Annual Periods as determined in accordance with generally accepted accounting principles in the United States, less (C) the aggregate amount that would have been paid to the Executive but for the European Business Annual Allocation Cap (as defined below) as the Initial European Business Allocation, if any, for the Initial Period and as the Annual European Business Allocations, if any, for all other completed Annual Periods prior to the Annual Period for which the Annual European Business Allocation is being calculated; and

(ii) with respect to each semi-annual calendar period following the Initial Period (each a “Semi-Annual Period”), a payment equal to 20% of the gross revenues generated on transactions that the Executive is responsible for generating for the Company’s non-European broker-dealers during such Semi-Annual Period as determined in accordance with generally accepted accounting principles in the United States.

Each of the Standard Allocations, if any, under this Section 3.2(b) shall be payable in cash within 30 days after the end of the applicable Annual Periods and Semi-Annual Periods.

(c) Notwithstanding the foregoing, in the event that the Initial European Business Allocation or an Annual European Business Allocation, as the case may be, earned by the Executive would result in the Initial

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European Business Allocation or the Annual European Business Allocation, as the case may be, earned for that calendar year to exceed Five Million Dollars ($5,000,000.00) (the “European Business Annual Allocation Cap”), the Compensation Committee may, in its sole discretion and at any time prior to the payment of such Initial European Business Allocation or Annual European Business Allocation, as the case may be, reduce the amount of or totally eliminate any such allocation to the extent such allocation is in excess of the European Business Annual Allocation Cap.

3.3 Supplemental Allocations. During the Term, the Compensation Committee of the Board of Directors shall have the discretion to grant Executive allocations in such amounts and on such terms as it shall determine in its sole discretion (each a “Supplemental Allocation”). Nothing contained in the foregoing shall limit the Executive’s eligibility to receive any other bonus under any other bonus plan, stock option or equity–based plan, or other policy or program of the Parent or the Company.

3.4 Equity Incentive Compensation. The Executive shall be entitled to participate in any equity compensation plan of the Parent or the Company in which he is eligible to participate, and may, without limitation, be granted in accordance with any such plan options to purchase units representing a membership interest of the Company, shares of Common Stock, shares of restricted stock, and other equity awards in the discretion of the Compensation Committee of the Board of Directors.

3.5 Benefits-In General. The Executive shall be permitted during the Term to participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that the Executive is eligible under the terms of such plans or programs.

3.6 Vacation. The Executive shall be entitled to vacation of no less than 25 business days per year, to be credited in accordance with the Company’s ordinary policies.

3.7 Expenses-In General. The Company shall pay or reimburse the Executive for all ordinary and reasonable out-of-pocket expenses actually incurred (and, in the case of reimbursement, paid) by the Executive during the Term in the performance of the Executive’s services under this Agreement, in accordance with the Company’s policies regarding such reimbursements.

3.8 Secretarial Support; Office Space. During the Term, the Company shall, at the Company’s expense, (i) employ a person selected by Executive, in his sole discretion, to provide executive assistant services solely to the Executive; and (ii) in addition to the Company’s and the Company Affiliates’ (as defined in Section 6.2(b)) other United States and European office space, provide an additional office space at a location selected by the Executive, in his sole discretion, provided that the annual rent for such additional office space shall not exceed Seventy-Two Thousand Dollars ($72,000).

3.9 Priority Allocations of the Company’s Profits, Income and Gain In Respect of Allocations and Supplemental Allocations. Notwithstanding anything in the LLC Agreement to the contrary and prior to the allocation to any Member (including the Executive in his capacity as a Member) of any Profits, Losses and/or, otherwise, any income (gross or net), gain, loss and/or deduction of the Company for any Fiscal Year of the Company under the LLC Agreement (as defined below) and/or applicable law: (a) the Executive shall be specially allocated, and the Company shall specially allocate to the Executive, an amount of the Company’s gross income and/or gain for such Fiscal Year (the “Company Income”) equal to the sum of the Executive’s Allocations (if and to the extent of any) for such Fiscal Year, the Executive’s Supplemental Allocation(s) (if any) for such Fiscal Year and any Unallocated Amount for such Fiscal Year (such sum, the “Special Allocation Amount” for such Fiscal Year); and (b) if the Special Allocation Amount for such Fiscal Year exceeds the Company Income for such Fiscal Year, then any such excess shall constitute the “Unallocated Amount” for the immediately succeeding Fiscal Year (including for purposes of this Section 3.9) and (y) any and all payments made to the Executive in respect of any such Allocations and Special Allocation Amounts for which such special allocations are made shall be treated and reported as distributions to such Member in his capacity as a Member

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under Section 731 of the Code (and, if and to the extent applicable, as a distribution described in Treasury Regulations Section 1.731-1(a)(1)(ii)). Notwithstanding anything in the LLC Agreement to the contrary, for purposes of the LLC Agreement (x) the Company’s Profits, Losses and/or, otherwise, any income (gross or net), gain, loss and/or deduction of the Company for any Fiscal Year of the Company allocable (or to be allocated) to the Members (including the Executive in his capacity as a Member) pursuant to the LLC Agreement (and/or applicable law) for such Fiscal Year shall be computed without regard to any of the Company Income so specially allocated to the Executive pursuant to this Section 3.9. All capitalized terms referred to in this Section 3.9 shall have the meaning set forth in the First Amended and Restated Limited Liability Company Agreement of Cohen Brothers, LLC, dated as of December 16, 2009, as amended by that Amendment No. 1 to Limited Liability Company Agreement of IFMI, LLC, dated as of June 20, 2011, and as may hereafter be further amended (the “LLC Agreement”). With regard to any Allocations (or portion thereof) or Supplemental Allocations (or portion thereof) (and, in either case, any corresponding payment in respect thereof), this Section 3.9 shall not apply to any such allocation (or portion thereof) and/or corresponding payment if and to the extent that the Company shall have determined (in its sole discretion, although in consultation with its tax advisor(s)) that such allocation (or portion thereof) and/or corresponding payment should be treated and reported as a 707(c) Payment for United States federal, state and/or local income tax purposes and, instead, such allocation (or portion thereof) and/or corresponding payment shall be treated and reported as a 707(c) Payment for United States federal, state and/or local income tax purposes.

3.10 Treatment of Allocations and Payments, Generally. If, due to the United States federal, state and/or local tax treatment and/or reporting prescribed herein for any allocation or payment (or portion thereof) provided for herein, the Company’s tax return preparer is unable to sign and/or file any tax filing setting forth such treatment and/or reporting, then, and notwithstanding anything herein to the contrary, such allocation or payment (or portion thereof) shall instead be treated and reported in such manner as the Company’s tax return preparer determines to be proper under applicable tax law. Notwithstanding anything herein to the contrary, for the avoidance of doubt, the treatment of any allocation (or portion thereof) and/or payment (or portion thereof) to the Executive hereunder as a 707(c) Payment or an amount to which Section 707(a) of the Code applies shall not have any effect on the Capital Account balance of Executive.

3.11 Registered Representative Status. During the Term, the Company shall, or cause its subsidiaries to, include Executive as a registered representative of a broker-dealer subsidiary of the Company.

4. Termination upon Death or Disability. If the Executive dies during the Term, the Term shall terminate as of the date of death, and the obligations of the Company to or with respect to the Executive shall terminate in their entirety upon such date except as otherwise provided under this Section 4. If the Executive is unable to perform substantially and continuously the duties assigned to him due to a disability as defined for purposes of the Company’s long-term disability plan then in effect, or, if no such plan is in effect, by virtue of ill health or other disability for more than 180 consecutive or non-consecutive days out of any consecutive 12-month period, the Company shall have the right, to the extent permitted by law, to terminate the services arrangement hereunder upon notice in writing to the Executive. Upon termination of the services arrangement hereunder due to death or disability, (i) the Executive (or the Executive’s estate or beneficiaries in the case of the death of the Executive) shall be entitled to receive any Guaranteed Payment and other benefits (including any allocations under Sections 3.2 and 3.3 for any period completed before termination of this Agreement and the services arrangement hereunder (the “Prior Period Allocations”)) earned and accrued under this Agreement, but not yet paid, prior to the date of termination (and reimbursement under this Agreement for expenses actually incurred prior to the termination of this Agreement and the services arrangement hereunder); (ii) the Executive (or the Executive’s estate or beneficiaries in the case of the death of the Executive) shall be entitled to receive a single-sum payment equal to the Guaranteed Payments that would have been paid to him for the remainder of the year in which the termination occurs; (iii) the Executive (or the Executive’s estate or beneficiaries in the case of the death of the Executive) shall receive a single-sum payment equal to (x) the Allocation and any Supplemental Allocations for the period in which the termination occurs to which the Executive would have been entitled if a termination had not occurred in such period, multiplied by (y) a fraction (1) the numerator of which is the number of days in such

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period preceding the termination and (2) the denominator of which is the total number of days in such period, (iv) all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by the Executive shall fully vest and become immediately exercisable, as applicable, subject to the terms of such awards, and (v) the Executive (or the Executive’s estate or beneficiaries in the case of the death of the Executive) shall have no further rights to any other compensation or benefits hereunder, or any other rights hereunder (but, for the avoidance of doubt, shall receive such disability and death benefits as may be provided under the Company’s plans and arrangements in accordance with their terms). Unless the payment is required to be delayed pursuant to Section 7.15(b) below or as otherwise provided in Section 5.5 below, (x) the cash amounts payable pursuant to clauses (i) and (ii) above shall be paid to the Executive (or the Executive’s estate or beneficiaries in the case of the death of the Executive) within 60 days following the date of his termination of the services arrangement hereunder on account of death or disability, and (y) the cash amounts payable pursuant to clause (iii) above shall be paid in accordance with Section 3.2 at such time when the Allocation would otherwise be scheduled to be paid but for such termination under this Agreement. Other than the Prior Period Allocations (to which Section 3.9 shall apply), all payments under this Section 4 shall be treated and reported for United States federal income tax purposes as 707(c) Payments made by the Company to Executive (unless the Company, in consultation with its tax advisor(s), has otherwise determined, in which case such payments shall be treated and reported as so otherwise determined).

5. Certain Terminations of the Services Arrangement; Certain Benefits.

5.1 Termination by the Company for Cause; Termination by the Executive without Good Reason.

(a) For purposes of this Agreement, “Cause” shall mean the Executive’s:

(i) commission of, and indictment (that is not quashed within 90 days) for or formal admission to any crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company (other than routine traffic violations); provided that such crime has a material adverse effect on the business or reputation of the Company;

(ii) indictment (that is not quashed within 90 days) for or formal admission to a felony, except for a felony under state law that is (A) solely related to the operation of a motor vehicle or boat, and (B) of the lowest class or degree of felony in a state that so classifies felonies (for purposes of clarification, the exception set forth in this clause shall not apply with respect to a felony for which Executive is indicted in a state that does not classify felonies);

(iii) engagement in fraud, misappropriation or embezzlement that has a material adverse effect on the business or reputation of the Company;

(iv) continued failure to materially adhere to firm-wide written policies of the Company, which have been made available or provided to the Executive; or

(v) material breach of any of the provisions of Section 6;

provided, that the Company shall not be permitted to terminate this Agreement and the services arrangement hereunder for Cause except (x) on written notice of the Company’s intent to terminate for Cause (which shall include reasonable detail of the specific event constituting Cause) given to the Executive at any time not more than 60 calendar days following the occurrence of any of the events described in clause (iii) through (v) above (or, if later, the Company’s knowledge thereof), and (y) if the Executive has been provided with an opportunity (with counsel of his choice) to contest the proposed reason(s) of Cause set forth in the notice at a meeting of the Board of Directors. Notwithstanding the foregoing, in the event that the Company provides written notice to the Executive that Cause exists as a result of the occurrence of the events described in clause (iv) or (v) above, the Executive shall have 30 calendar days from the date of such notice to cure any such event that is reasonably curable and, if the Executive does so to the reasonable satisfaction of the Company, such event shall not constitute Cause hereunder.

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(b) The Company may terminate this Agreement and the services arrangement hereunder for Cause, and the Executive may terminate this Agreement and the services arrangement hereunder on at least 30 days’ written notice given to the Company. If the Company terminates this Agreement and the services arrangement hereunder for Cause, or the Executive terminates this Agreement and the services arrangement hereunder and the termination by the Executive is not for Good Reason in accordance with Section 5.2, (i) the Executive shall receive accrued but unpaid Guaranteed Payments and other benefits (including any Prior Period Allocations and reimbursement under this Agreement for expenses actually incurred prior to the termination of this Agreement and the services arrangement hereunder); and (ii) the Executive shall have no further rights to any other compensation, benefits or bonuses under this Agreement on or after the termination the services arrangement hereunder. Unless the payment is required to be delayed pursuant to Section 7.15(b) below, the cash amounts payable to the Executive under this Section 5.1(b) shall be paid to the Executive in a single-sum payment within 60 days following the date of the termination of his service arrangement with the Company pursuant to this Section 5.1(b).

Other than the Prior Period Allocations (to which Section 3.9 shall apply), all payments under this Section 5.1 shall be treated and reported for United States federal income tax purposes as 707(c) Payments made by the Company to Executive (unless the Company, in consultation with its tax advisor(s), has otherwise determined, in which case such payments shall be treated and reported as so otherwise determined).

5.2 Termination by the Company without Cause; Termination by the Executive for Good Reason.

(a) For purposes of this Agreement, “Good Reason” shall mean, unless otherwise consented to by the Executive,

(i) (a) the material reduction of the Executive’s title, authority, duties or responsibilities, including, without limitation, (1) the Executive’s sole authority to manage all of the aspects of the European Business consistent with written firm-wide policies of the Company that are generally applicable to all of the Company’s business units or (2) restricting the Executive’s ability to determine the office locations of the European Business, or (b) the assignment to the Executive of duties materially inconsistent with the Executive’s position or positions with the Parent, the Company or their subsidiaries (including his role as a member of the Board of Directors and/or Board of Managers);

(ii) a reduction in the annual Guaranteed Payment of the Executive below the amount set forth in Section 3.1 of this Agreement or any modification of the Allocations formula without Executive’s written consent;

(iii) the Company’s material breach of this Agreement; or

(iv) Executive is required to relocate his office from the location for which the $72,000 expense is paid pursuant to Section 3.8.

Notwithstanding the foregoing, (i) Good Reason shall not be deemed to exist unless notice of termination on account thereof (specifying a termination date no later than 30 days from the date of such notice) is given no later than 30 days after the time at which the event or condition purportedly giving rise to Good Reason first occurs or arises and (ii) if there exists (without regard to this clause (ii)) an event or condition that constitutes Good Reason, the Company shall have 30 days from the date notice of such a termination is given to cure such event or condition and, if the Company does so, such event or condition shall not constitute Good Reason hereunder.

(b) The Company may terminate this Agreement and the services arrangement hereunder and the Executive may terminate this Agreement and the services arrangement hereunder at any time for any reason or no reason. If the Company terminates the services arrangement hereunder and the termination is not covered by Section 4 or 5.1, the Executive terminates the services arrangement hereunder for Good Reason, or Parent or the Company terminates this Agreement and the services arrangement hereunder as a result of not renewing this Agreement pursuant to Section 1 (and such termination as a result of non-renewal is not by the Company for Cause):

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(i) the Executive shall receive a single-sum payment equal to accrued but unpaid Guaranteed Payments and other benefits (including any Prior Period Allocations earned by the Executive and reimbursement under this Agreement for expenses actually incurred prior to the termination of the services arrangement hereunder);

(ii) the Executive shall receive a single-sum payment of an amount equal to 3.0 times (a) the average of the Guaranteed Payment amounts paid to Executive over the three calendar years prior to the date of termination, (b) if less than three years have elapsed between the date of this Agreement and the date of termination, the highest Guaranteed Payment paid to Executive in any calendar year prior to the date of termination, or (c) if less than 12 months have elapsed from the date of this Agreement to the date of termination, the highest Guaranteed Payment received in any month times 12; provided, however, that in the event that the applicable calculation under either clause (a), (b) or (c), as applicable, of this Section 5.2(b)(ii) yields less than Three Million Dollars ($3,000,000.00), then Executive shall receive a single-sum payment of Three Million Dollars ($3,000,000.00) in lieu of such amount;

(iii) all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by the Executive shall fully vest and become immediately exercisable, as applicable, subject to the terms of such awards; and

(iv) the Executive shall receive a single-sum payment equal to the Allocation and any Supplemental Allocation(s) for the period in which the termination occurs to which the Executive would have been entitled if a termination had not occurred in such period, multiplied by a fraction (x) the numerator of which is the number of days in such period preceding the termination and (y) the denominator of which is the total number of days in such period.

Unless the payment is required to be delayed pursuant to Section 7.15(b) below or as otherwise provided in Section 5.5 below, (x) the cash amounts payable to the Executive under this Section 5.2(b)(i) and (ii) shall be paid to the Executive within 60 days following the date of his termination his services arrangement with the Company hereunder pursuant to this Section 5.2(b), and (y) the cash amounts payable pursuant to this Section 5.2(b)(iv) shall be paid in accordance with Section 3.2 at such time when the Allocation would otherwise be scheduled to be paid but for such termination under this Agreement. In the event that the 60 day period following the date of termination spans two calendar years, the amounts payable to the Executive under this Section 5.2(b) shall be paid in the latter calendar year.

Other than the Prior Period Allocations (to which Section 3.9 shall apply), all payments under this Section 5.2 shall be treated and reported as 707(c) Payments made by the Company to Executive (unless the Company, in consultation with its tax advisor(s), has otherwise determined, in which case such payments shall be treated and reported as so otherwise determined).

5.3 Change of Control. Without duplication of the foregoing, upon a “Change of Control” (as defined below) while the Executive is providing services to the Company or an Affiliate (as defined below) pursuant to this Agreement, all outstanding unvested equity-based awards shall fully vest and shall become immediately exercisable, as applicable. After such Change of Control, there will be a transition period (“Transition Period”) which will begin on the date of the Change of Control and end on the first anniversary of such Change of Control. If the Executive terminates the services arrangement with the Company hereunder within the six-month period following the Transition Period, such termination shall be deemed a termination by the Executive for Good Reason covered by Section 5.2. For purposes of this Agreement, “Change of Control” shall mean the occurrence of any of the following on or after the date hereof:

(a) any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but excluding Executive, any Family Member of Executive, the Company, any entity or person controlling, controlled by or under common control

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with Executive, any Family Member of Executive, the Company, any employee benefit plan of the Company or any such entity, and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which any of the foregoing persons or entities is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Parent representing 50% or more of either (A) the combined voting power of the Parent’s then outstanding securities or (B) the then outstanding Common Stock (in either such case other than as a result of an acquisition of securities directly from the Parent or the Company); provided, however, that, in no event shall a Change of Control be deemed to have occurred upon a public offering of the Common Stock under the Securities Act of 1933, as amended (for purposes hereof, “Family Member” means (I) a person’s spouse, parent, sibling and descendants (whether natural or adopted), (II) any family limited partnership, limited liability company or other entity wholly owned, directly or indirectly, by such person and/or such person’s spouse, parent, sibling and/or descendants (whether natural or adopted), and (III) any estate or trust for the benefit of such person and/or such person’s spouse, parent, sibling and/or descendants (whether natural or adopted)); or

(b) any consolidation or merger of the Parent where the stockholders of the Parent, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the entity issuing cash or securities in the consolidation or merger (or of its ultimate parent entity, if any);

(c) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Parent, other than a sale or disposition by the Parent of all or substantially all of the Parent’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) who beneficially hold shares of Common Stock immediately prior to such sale or (B) the approval by stockholders of the Parent of any plan or proposal for the liquidation or dissolution of the Parent, as applicable; or

(d) the members of the Board of Directors at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board of Directors; provided that any director whose election, or nomination for election by the Parent’s stockholders, was approved by a vote of at least a majority of the members of the Board of Directors then still in office who were members of the Board of Directors at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

For purposes of this Agreement, “Affiliate” shall mean, with respect to any individual or entity, any other individual or entity directly or indirectly controlling, controlled by, or under common control with, such individual or entity at any time during the period for which the determination of affiliation is being made and, for purposes of this definition, the terms “control,” “controlling,” “controlled” and words of similar import, when used in this context, mean, with respect to any individual or entity, the possession, directly or indirectly, of the power to direct, or cause the direction of, management policies of such individual or entity, whether through the ownership of voting securities, by contract or otherwise.

5.4 Parachutes. If any amount payable to or other benefit receivable by the Executive pursuant to this Agreement would be deemed to constitute a Parachute Payment (as defined below), alone or when added to any other amount payable or paid to or other benefit receivable or received by the Executive which is deemed to constitute a Parachute Payment (whether or not under an existing plan, arrangement or other agreement), and would result in the imposition on the Executive of an excise tax under Section 4999 of the Code, then the Parachute Payments shall be reduced (but not below zero) so that the maximum amount of the Parachute Payments (after reduction) shall be One Dollar ($1.00) less than the amount which would cause the Parachute Payments to be subject to the excise tax imposed by Section 4999 of the Code. Any such reduction shall be made by first reducing severance benefits (if any). Notwithstanding the foregoing, if the reduction of Parachute

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Payments under this Section 5.4 would be equal to or greater than Fifty Thousand Dollars ($50,000), then there shall be no such reduction and the full amount of the Parachute Payment shall be payable. “Parachute Payment” shall mean a “parachute payment” as defined in Section 280G of the Code. The calculation under this Section 5.4 shall be as determined by the Company’s independent accountants.

5.5 Execution of Release. The Executive acknowledges that, if required by the Company prior to making the payments and benefits set forth in this Section 5 (other than accrued but unpaid Guaranteed Payments and other benefits), all such payments and benefits are subject to his execution of the Release attached hereto as Exhibit A (the “Release”). If Executive fails to execute the Release, or the Release does not become irrevocable within 60 days following the date of the termination of the Executive’s services arrangement with the Company hereunder, all such payments and benefits set forth in this Section 5 shall be forfeited. Notwithstanding anything in this Agreement to the contrary, if the Executive is required to sign the Release within the 60 days following the date of termination, the cash amounts payable to the Executive under Section 4(i) and (ii) and Section 5.2(b)(i) and (ii), as applicable, shall be paid to the Executive on the 60th day following the date of his termination his services arrangement with the Company hereunder pursuant to Section 5.2(b), provided that the Release becomes irrevocable during such 60 day period.

5.6 Exculpation.

(a) The Executive shall not be liable to any member of the Company or to the Company or its Affiliates for any action or inaction, unless such action or inaction arises out of, or is attributable to, the gross negligence, willful misconduct or fraud of the Executive and such action is materially injurious to the financial condition or business reputation of the Business (as defined in Section 6.1 herein), nor shall the Executive be liable to any member of the Company or to the Company or its Affiliates for any action or inaction of any broker or agent of the Company or its Affiliates selected by such Executive; provided, that such broker or agent was selected, engaged or retained by such Executive in accordance with reasonable care. Any Executive may consult with counsel, accountants, investment bankers, financial advisers, appraisers and other specialized, reputable, professional consultants or advisers in respect of the affairs of the Company or its Affiliates and be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such persons; provided, that such persons shall have been selected in accordance with reasonable care.

(b) Notwithstanding any of the foregoing to the contrary, the provisions of this Section 5.6 shall not be construed so as to relieve (or attempt to relieve) the Executive of any liability to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law, but the provisions of this Section 5.6 shall be construed so as to effectuate the provisions of this Section 5.6 to the fullest extent permitted by law.

5.7 Indemnification.

(a) The Executive shall, in accordance with this Section 5.7, be indemnified and held harmless by the Company and its controlled Affiliates from and against any and all Indemnification Obligations (as defined below) arising from any and all claims, demands, actions, suits or proceedings (civil, criminal, administrative or investigative), actual or threatened, in which such Executive may be involved, as a party or otherwise, by reason of such Executive’s service to or on behalf of, or management of the affairs of, the Company and/or its Affiliates, or rendering of advice or consultation with respect thereto, or which relate to the Company or its Affiliates or any of their properties, business or affairs; provided, that such Indemnification Obligation resulted from the action or inaction of such Executive that did not constitute gross negligence, willful misconduct or fraud which, in each such case, was materially injurious to the financial condition or business reputation of the Business and provided, further, that the Executive shall not be entitled to indemnification hereunder for any acts, omissions or transactions for which an officer or director of a Delaware corporation may not be relieved of liability under the Delaware General Corporation Law, as amended. The Company and its controlled Affiliates shall also indemnify and hold harmless the Executive from and against any Indemnification Obligation suffered or sustained by the

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Executive by reason of any action or inaction of any broker or agent of the Company selected by such Executive; provided, however, that such broker or agent was selected, engaged or retained by such Executive in accordance with reasonable care. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that such Indemnification Obligation resulted from the gross negligence, willful misconduct or fraud, or lack of reasonable care, of the Executive or that the act, omission or transaction was one for which an officer or director of a Delaware corporation may not be relieved of liability under the Delaware General Corporation Law, as amended. The Executive’s right to indemnification conferred in this Section 5.7 shall include the right to be paid or reimbursed by the Company for any expenses incurred by the Executive of the type which the Executive is entitled to be indemnified hereunder if the Executive was, is, or is threatened to be made a named defendant or respondent in a claim, demand, action, suit or proceeding in advance of the final disposition thereof and without any determination as to the Executive’s ultimate entitlement to indemnification. Upon a written request from the Executive, the Company shall pay such expenses incurred and to be incurred by the Executive in advance of the final disposition of a claim, demand, action, suit or proceeding, upon receipt of an undertaking by the Executive to repay all amounts so advanced if it shall ultimately be determined that the Executive is not entitled to be indemnified under this Section 5.7 or otherwise. “Indemnification Obligations” means costs, losses, claims, damages, liabilities, expenses (including reasonable legal and other professional fees and disbursements), judgments, fines, settlements and other amounts, collectively.

(b) The indemnification provided by this Section 5.7, (i) shall not be deemed to be exclusive of any other rights to which the Executive may be entitled under any agreement, or as a matter of law, or otherwise, both as to action in the Executive’s official capacity and to action in another capacity, (ii) shall continue after the Executive has ceased to have an official capacity with respect to the Parent, the Company or their Affiliates for acts or omissions that occurred during such official capacity or otherwise when acting at the request of the Parent, the Company, or their Affiliates, and (iii) shall inure to the benefit of the heirs, successors and assigns of such Executive.

(c) Notwithstanding any of the foregoing to the contrary, the provisions of this Section 5.7 shall not be construed so as to provide for the indemnification of the Executive for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or that such liability may not be waived, modified or limited under applicable law, but the provisions of this Section 5.7 shall be construed so as to effectuate the provisions of this Section 5.7 to the fullest extent permitted by law.

6. Covenants of the Executive.

6.1 Confidentiality. The Executive acknowledges that (i) the primary business of the Company is currently its capital markets business (sales and trading of securities as well as investment banking), its asset management business (managing assets through listed and private companies, funds, managed accounts and collateralized debt obligations), and its principal investing business (investments in the investment vehicles, primarily those that the Company manages), and that the Company may engage in additional or different areas of business during Executive’s services arrangement with the Company hereunder (all of which are collectively referred to as the “Business”); (ii) the Company is one of a limited number of persons who have such a business; (iii) the Business is, in part, national and international in scope; (iv) the Executive’s work for the Company has given and will continue to give him access to the confidential affairs and proprietary information of the Company; (v) the covenants and agreements of the Executive contained in this Section 6 are essential to the business and goodwill of the Company; and (vi) the Company would not have entered into this Agreement but for the covenants and agreements set forth in this Section 6. Accordingly, the Executive covenants and agrees during and after the period of the Executive’s services arrangement with the Company and its Affiliates, the Executive (x) shall keep secret and retain in strictest confidence all confidential matters relating to the Business and the business of any of its Affiliates and to the Company and any of its Affiliates, learned by the Executive heretofore or hereafter directly or indirectly from the Company or any of its Affiliates (the “Confidential Company Information”), and (y) shall not disclose such Confidential Company Information to anyone outside

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of the Company unless (i) the disclosure is done with the Company’s or such Affiliate’s, as applicable, express written consent, (ii) the Confidential Company Information is at the time of receipt or thereafter becomes publicly known through no wrongful act of the Executive or is received from a third party not under an obligation to keep such information confidential and without breach of this Agreement, (iii) the disclosure is required to be made pursuant to an order of any court or government agency, subpoena or legal process; (iv) the disclosure is made to officers or directors of the Company or its Affiliates (and/or the officers and directors of such Affiliates), and to auditors, counsel, and other professional advisors to the Company or its Affiliates, or (v) the disclosure is made by a court or arbitrator in connection with any litigation or dispute between the Company and the Executive. Unless prohibited by law, regulation or order of a court or other governmental or regulatory body, the Executive shall as promptly as reasonably practicable supply the Company with a copy of any legal process delivered to the Executive requesting Confidential Company Information. Prior to any disclosure of Confidential Company Information, unless prohibited by law, regulation or order of a court or other governmental or regulatory body, the Executive shall notify the Company and shall cooperate and not object to the Company seeking an order protecting the confidentiality of such information.

6.2 Nonsolicitation; Executive’s Affiliation with Competing Persons/Entities.

(a) For a period of 6 months following the end of the Term, in the event this Agreement and the services arrangement hereunder is terminated by the Company for Cause, by the Executive without Good Reason or by the Executive as a result of not renewing this Agreement pursuant to Section 1, the Executive shall not, directly or indirectly, engage or participate in, or become employed by, or affiliated with, or render advisory or any other services to, any person or business entity or organization, of whatever form, that competes with the Company’s or any of its controlled Affiliates’ sales and trading of fixed income securities or investment banking activities in any European country in which the Company or any of its controlled Affiliates operates (each a “Competing Business”), provided, however, the Executive may serve as a member of the board of directors or equivalent position of any corporation or other company that is a Competing Business, provided, further, the Executive recuses himself from any discussion in such position if it raises a conflict of interest with respect to the Executive’s duties to the Company or adversely affects the Company.

(b) For a period of 6 months following the end of the Term, regardless of the reason the Term of this Agreement and the services arrangement hereunder ends (including, but not limited to, nonrenewal of this Agreement by either Executive or the Company), Executive shall not, directly or indirectly, (i) solicit, induce, cause or otherwise attempt to solicit, induce or cause any person who is employed or engaged by the Company or its subsidiaries (collectively, the “Company Affiliates”) to (A) end his or her employment or engagement with any of the Company Affiliates, (B) accept employment or other engagement with any person or entity other than any of the Company Affiliates, or (C) in any manner interfere with the business of the Company Affiliates, or (ii) hire any person who was an employee of any of the Company Affiliates at the time of such termination or within the six-month period prior to such termination (provided, that this clause (ii) shall not apply to any employee who has been terminated by any of the Company Affiliates).

(c) For a period of 6 months following the end of the Term, regardless of the reason the Term of this Agreement and the services arrangement hereunder ends (including, but not limited to, nonrenewal of this Agreement by either Executive or the Company), the Executive shall not, directly or indirectly, solicit, induce, direct or do any act or thing which may interfere with or adversely affect the relationship of any of the Company Affiliates with any person or entity who was a material customer or client of such entities or with whom such entities were actively seeking to form a business relationship either at the time of the termination of the Executive’s employment or within the 6-month period immediately preceding such termination, or otherwise induce or attempt to induce any such person or entity to cease doing business, reduce or otherwise limit its business with any of the Company Affiliates. For purposes hereof, “material customer or client” means a customer or client that is one of the 25 largest customers or clients of such entity.

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The Executive specifically acknowledges that the temporal and geographical limitations hereof, in view of the nature of the Business, are reasonable and necessary to protect the Company’s legitimate business interests.

6.3 Rights and Remedies upon Breach. The Executive acknowledges and agrees that any breach by him of any of the provisions of Sections 6.1 and 6.2 (the “Restrictive Covenants”) would result in irreparable injury and damage for which money damages would not provide an adequate remedy. Therefore, if the Executive breaches, or threatens to commit a breach of, any of the provisions of Sections 6.1 or 6.2, the Company and its Affiliates, in addition to, and not in lieu of, any other rights and remedies available to the Company and its Affiliates under law or in equity (including, without limitation, the recovery of damages), shall have the right and remedy to have the Restrictive Covenants specifically enforced by any court having equity jurisdiction, including, without limitation, the right to an entry against the Executive of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of such covenants.

6.4 Outside Activities. Section 13.09 of the Fourth Amended and Restated Limited Partnership Agreement of PrinceRidge, dated May 31, 2011, and as may be amended from time to time, shall not apply to Executive.

7. Other Provisions.

7.1 Severability. The Executive acknowledges and agrees that (i) he has had an opportunity to seek advice of counsel in connection with this Agreement and (ii) the Restrictive Covenants are reasonable in geographical and temporal scope and in all other respects. If it is determined that any of the provisions of this Agreement, including, without limitation, any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the provisions of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

7.2 Duration and Scope of Covenants. If any court or other decision-maker of competent jurisdiction determines that any of the Executive’s covenants contained in this Agreement, including, without limitation, any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or geographical scope of such provision, then, after such determination has become final and unappealable, the duration or scope of such provision, as the case may be, shall be reduced so that such provision becomes enforceable and, in its reduced form, such provision shall then be enforceable and shall be enforced.

7.3 Enforceability; Jurisdiction; Arbitration. Any controversy or claim arising out of or relating to this Agreement, the breach of this Agreement (other than a controversy or claim arising under Section 6, to the extent necessary for the Company (or its Affiliates, where applicable) to avail itself of the rights and remedies referred to in Section 6.3) and/or your services arrangement hereunder with the Company in general that are not resolved by the Executive and the Company (or its Affiliates, where applicable) shall be submitted to arbitration in New York, New York in accordance with the law of the State of New York and the Employment Arbitration Rules and Mediation Procedures of the American Arbitration Association or, if applicable, in accordance with the rules and procedures of the Financial Industry Regulatory Authority. The determination of the arbitrator(s) shall be conclusive and binding on the Company (or its Affiliates, where applicable) and the Executive and judgment may be entered on the arbitrator(s)’ award in any court having jurisdiction.

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7.4 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails as follows:

(i)	If to the Parent, to:

Institutional Financial Markets, Inc.

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

Attention: General Counsel

Or such other address that may be designated by the Company from time to time,

(ii)	If to the Company, to:

IFMI, LLC

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

Attention: General Counsel

Or such other address that may be designated by the Company from time to time.

(iii)	If to the Executive, to:

Daniel G. Cohen at his principal address set forth the books and records of the Company.

(iv)	If to PrinceRidge or PrinceRidge Partners LLC, to:

C&Co/PrinceRidge Holdings LP

1633 Broadway, 28th Floor

New York, New York 10019

Attention: General Counsel

With a copy to:

Institutional Financial Markets, Inc.

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

Attention: General Counsel

Any such person may by notice given in accordance with this Section 7.4 to the other Parties hereto designate another address or person for receipt by such person of notices hereunder.

7.5 Amendment of IFMI Employment Agreement; Termination of PrinceRidge Employment Agreement; Amendment to Executive’s Supplemental Agreement. The Company, the Parent and the Executive agree that this Agreement amends and restates the IFMI Employment Agreement in its entirety as of the Effective Date. The Company, the Parent, PrinceRidge and the Executive agree that this Agreement terminates the PrinceRidge Employment Agreement in its entirety effective as of the Effective Date. Other than as set forth in this Agreement, the Executive hereby acknowledges and agrees that the Executive is not entitled to any severance payments or other benefits under the IFMI Employment Agreement or the PrinceRidge Employment Agreement as a result of, in the case of the IFMI Employment Agreement, the amendment and restatement thereof and, in the case of the PrinceRidge Employment Agreement, the termination thereof. The Executive, PrinceRidge and PrinceRidge Partners LLC agree that this Agreement amends the Supplementary Agreement, dated May 31, 2011, by and among the Executive, PrinceRidge and PrinceRidge Partners, such that all references to the “Executive Agreement” therein shall, as of the Effective Date, refer to this Agreement.

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7.6 Entire Agreement. Other than the Indemnification Agreement, dated October 18, 2006, by and between the Parent and the Executive, this Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

7.7 Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Parties or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any such right, power or privilege nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.

7.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

7.9 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law.

7.10 Withholding. The Parent and the Company shall be entitled to withhold from any payments or deemed payments made by the Parent and/or the Company any amount of tax withholding it determines to be required by law.

7.11 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors and legal representatives.

7.12 Counterparts. This Agreement may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of two or more copies hereof each signed by one of the Parties hereto.

7.13 Survival. Anything contained in this Agreement to the contrary notwithstanding, the provisions of Sections 4, 5 and 6 and any other provisions of this Agreement expressly imposing obligations that survive termination of Executive’s services arrangement hereunder, and the other provisions of this Section 7 to the extent necessary to effectuate the survival of such provisions, shall survive termination of this Agreement and any termination of the Executive’s services arrangement hereunder.

7.14 Existing Agreements. The Executive represents to the Company that he is not subject or a party to any employment or consulting agreement, non-competition covenant or other agreement, covenant or understanding which might prohibit him from executing this Agreement or limit his ability to fulfill his responsibilities hereunder.

7.15 Section 409A.

(a) Interpretation. Notwithstanding the other provisions hereof, this Agreement is intended to comply with the requirements of section 409A of the Code, to the extent applicable, and this Agreement shall be

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interpreted to avoid any penalty sanctions under section 409A of the Code. Accordingly, all provisions herein, or incorporated by reference, shall be construed and interpreted to comply with section 409A. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. For purposes of section 409A of the Code, each payment made under this Agreement shall be treated as a separate payment. In no event may the Executive, directly or indirectly, designate the calendar year of payment.

(b) Payment Delay. Notwithstanding any provision to the contrary in this Agreement, if on the date of the termination of Executive’s services arrangement hereunder, the Executive is a “specified employee” (as such term is defined in section 409A(a)(2)(B)(i) of the Code and its corresponding regulations) as determined by the Board of Directors (or its delegate) in its sole discretion in accordance with its “specified employee” determination policy, then all cash severance payments payable to the Executive under this Agreement that are deemed as deferred compensation subject to the requirements of section 409A of the Code shall be postponed for a period of six months following the Executive’s “separation from service” with the Company (or any successor thereto). The postponed amounts shall be paid to the Executive in a lump sum within 30 days after the date that is 6 months following the Executive’s “separation from service” with the Company (or any successor thereto). If the Executive dies during such six-month period and prior to payment of the postponed cash amounts hereunder, the amounts delayed on account of section 409A of the Code shall be paid to the personal representative of the Executive’s estate within 60 days after Executive’s death. If any of the cash payments payable pursuant to this Agreement are delayed due to the requirements of section 409A of the Code, there shall be added to such payments interest during the deferral period at an annualized rate of interest equal to 5%.

(c) Reimbursements. All reimbursements provided under this Agreement shall be made or provided in accordance with the requirements of section 409A, including, where applicable, the requirement that (i) any reimbursement is for expenses actually incurred during the Executive’s lifetime (or during a short period of time specified in this Agreement), (ii) the amount of expenses eligible for reimbursement during a calendar year may not affect the expenses eligible for reimbursement in any other calendar year, (iii) the reimbursement of all eligible expense will be made on or before the last day of the taxable year following the year in which the expense is incurred, and (iv) the right to reimbursement is not subject to the liquidation or exchange for another benefit. Any tax gross up payments to be made hereunder shall be made not later than the end of the Executive’s taxable year next following the Executive’s taxable year in which the related taxes are remitted to the taxing authority.

7.16 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

7.17 Supplementary Agreement. For purposes of the Fourth Amended and Restated Limited Liability Company Agreement of PrinceRidge Partners LLC and the Fourth Amended and Restated Limited Partnership Agreement of PrinceRidge, each dated May 31, 2011, and each as may be amended from time to time, this Agreement shall be treated as a Supplementary Agreement (as defined thereunder).

[Signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have signed their names as of the day and year first above written.

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Joseph W. Pooler, Jr.

Name:	Joseph W. Pooler, Jr.

Title:	Chief Financial Officer

IFMI, LLC

By:	/s/ Joseph W. Pooler, Jr.

Name:	Joseph W. Pooler, Jr.

Title:	Chief Financial Officer

C&CO/PRINCERIDGE HOLDINGS LP solely for purposes of Sections 6.4 and 7.5

By:	/s/ Douglas Listman

Name:	Douglas Listman

Title:	Chief Financial Officer

EXECUTIVE

Signed:	/s/ Daniel G. Cohen

Name:	Daniel G. Cohen

C&CO/PRINCERIDGE PARTNERS LLC, solely for purposes of Sections 6.4 and 7.5

By:	/s/ Douglas Listman

Name:	Douglas Listman

Title:	Chief Financial Officer

[Signature Page to Daniel G. Cohen Amended and Restated Employment Agreement]

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EXHIBIT A

RELEASE AGREEMENT

This Release Agreement (this “Agreement”) is made and entered into as of the      day of             , 20     (the “Effective Date”) by and among IFMI, LLC, a Delaware limited liability company (the “Company”), Institutional Financial Markets, Inc., a Maryland corporation (“Parent”), and Daniel G. Cohen (“Executive”) (collectively referred to as the “Parties”).

RECITALS

WHEREAS, Executive has agreed to enter into this Agreement pursuant to Section 5.5 of the Amended and Restated Employment Agreement, dated May     , 2013, by and among the Company, Parent, Executive, and, solely for purposes of Sections 6.4 and 7.5 thereof, C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP) and C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC), a copy of which is attached hereto as Exhibit A (the “Executive Agreement”).

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Payment to Executive.

The Company shall, in accordance with the terms of the Executive Agreement, pay and/or provide to Executive the consideration provided for under Section 5 of the Executive Agreement.

2. Non-Disparagement. Executive agrees that he shall not engage in any activity or make any statement that may disparage or reflect negatively on Parent, the Company, any of their respective subsidiaries, or any officers, directors, managers, partners, members or employees of any of the foregoing. Each Parent and the Company agrees that it shall not, and it shall cause its executive officers, board members, any entity that is a Released Party (as defined in Section 3(d)), and the executive officers of any such Released Party not to, engage in any activity or make any statement that may disparage or reflect negatively on Executive. However, nothing in this Agreement is intended to or shall be interpreted: (i) to restrict or otherwise interfere with an obligation to testify truthfully in any legal, judicial or regulatory forum; or (ii) to restrict or otherwise interfere with any right and/or obligation to contact, cooperate with or provide information to any government agency or commission.

3. Release by Executive.

(a) General Release. For Executive and his respective heirs, administrators, executors, agents, beneficiaries and assigns, Executive hereby waives, releases and forever discharges to the maximum extent of the law the Released Parties (as defined in subsection (d) below) of and from any and all Claims (as defined in subsection (c) below) and any monetary or personal relief for such Claims. This General Release of Claims by Executive (“Release”) covers all Claims Executive has or may have against the Released Parties arising from the beginning of time up to and including the date Executive signs this Agreement.

(b) Exclusions. Notwithstanding any other provision of this Release, the following are not barred by the Release: (a) Claims relating to the validity of this Agreement; (b) Claims by either party to enforce this Agreement; (c) Claims relating to a breach of this Agreement; (d) Claims relating to rights under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA); (e) Claims relating to employee benefit plans; (f) Claims relating to the exculpation or indemnification of Executive under any indemnification agreement Executive has with Parent, the Company and/or any Released Party, under the Director and Officer

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Liability Insurance of the Company or any Released Party or under the by-laws or other governing documents of the Company or any Released Party which apply to officers or directors; (g) Claims relating to fraud (to the extent material to Executive), embezzlement, theft or criminal misconduct by the Released Parties against Executive which were unknown to Executive on the Effective Date and which Executive should not have known on or prior to the Effective Date; and (h) Claims which legally may not be waived. In addition, this Release will not operate to limit or bar Executive’s right to file an administrative charge with the Equal Employment Opportunity Commission (EEOC) and/or any other federal, state or local government agency or commission and to participate in an investigation by the EEOC and/or such other federal, state or local government agency or commission, although the Release does bar Executive’s right to recover any personal relief if Executive files a Claim or anyone files a Claim on Executive’s behalf. For the avoidance of doubt, nothing in this Agreement shall limit or restrict Executive’s rights under Sections 5.6 and 5.7 of the Executive Agreement.

The following provisions further explain this Release:

(c) Definition of Claims. Except as stated above, “Claims” includes, without limitation, all actions or demands of any kind that Executive now has or may have or claim to have in the future. More specifically, Claims include rights, causes of action, damages, penalties, losses, attorneys’ fees, costs, expenses, obligations, agreements, judgments and all other liabilities of any kind or description whatsoever, either in law or in equity, whether known or unknown, suspected or unsuspected, those that Executive may have already asserted or raised as well as those that Executive has never asserted or raised. By agreeing to this Release, and except as provided for in this Agreement, Executive is waiving, to the maximum extent permitted by law, any and all Claims which Executive has or may have against Released Parties arising out of or relating to any agreement, conduct, matter, event or omission existing or occurring before Executive signs this Agreement, including but not limited to the following:

•	any Claims having anything to do with Executive’s employment by or associations with Parent, the Company and any of the Released Parties;

•	any Claims having anything to do with the termination of Executive’s employment with Parent, the Company and any of the Released Parties;

•	any Claims under the Executive Agreement;

•

any Claims for severance, benefits, bonuses, fees, receivables, equity, equity awards, commissions, draws and/or other compensation or payments of any kind, in each case whether unpaid, withheld, undelivered or otherwise;

•	any breach of contract Claims (whether express or implied, oral or written), including, without limitation, any Claims under the Executive Agreement;

•	any Claims for reimbursement of expenses of any kind;

•	any tort Claims, such as for defamation or emotional distress;

•	any Claims under federal, state and municipal laws, regulations, ordinance or court decisions of any kind;

•

any Claims of discrimination and/or harassment based on age, sex, pregnancy, race, religion, color, creed, disability, handicap, failure to accommodate, alienage, citizenship, marital and/or partnership status, national origin, ancestry, sexual orientation and/or preference, gender identity, genetic information, status as a victim of domestic violence, sex offenses or stalking and/or any other factor protected by Federal, State or Local law as enacted or amended (such as the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq., Title VII of the Civil Rights Act of 1964, Section 1981 of the Civil Rights Act of 1866, the Americans with Disabilities Act, the Equal Pay Act, the Genetic Information Non-Discrimination Act, the Americans with Disabilities Act, the Equal Pay Act, the Genetic Information Non-Discrimination Act, the Pennsylvania Human Relations Act, the Philadelphia

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Fair Practices Ordinance, the New York Human Rights Law, the New York City Human Rights Law, the New York State Executive Law, the New York Labor Law, and the New York City Administrative Code) and any Claims for retaliation under any of the foregoing laws;

•	any Claims under the Occupational Safety and Health Act, and similar state and local laws;

•	any Claims under the New York State Workers Adjustment and Retraining Notification Act;

•	any Claims regarding leaves of absence, including under the Family and Medical Leave Act of 1993;

•	any Claims arising under the Immigration Reform and Control Act;

•	any Claims arising under the National Labor Relations Act;

•	any Claims arising under the Sarbanes-Oxley Act or the Dodd-Frank Act;

•	any Claims for violation of public policy;

•	any claims under the federal and/or New York constitutions;

•	any whistleblower or retaliation Claims;

•	any Claims for emotional distress or pain and suffering;

•

any other statutory, regulatory, common law or other Claims of any kind, including, but not limited to, Claims for breach of contract, libel, slander, fraud, wrongful discharge, promissory estoppel, equitable estoppel and misrepresentation; and/or

•	any Claims for attorneys’ fees, including litigation expenses and all costs.

The foregoing list is intended to be illustrative and is not exhaustive.

(d) Definition of Released Parties. “Released Parties” includes without limitation Parent, the Company, each of their respective past, present and future parents, members, affiliates, subsidiaries, divisions, predecessors, successors, assigns, funds, employee benefit plans and trusts, and all past, present and future managers, directors, officers, partners, agents, employees, attorneys, representatives, consultants, associates, fiduciaries, plan sponsors, administrators and trustees of each of the foregoing and each of their respective successors and assigns.

(e) Acknowledgment of Scope of Release. Executive declares and agrees that any Claims Executive may have incurred or sustained may not be fully known to Executive and may be more numerous and more serious than Executive now believes or expects. Further, in making this Agreement, Executive relies wholly upon Executive’s own judgment of the future development, progress and result of any Claims, both known and unknown, and acknowledges that Executive has not been influenced to any extent whatsoever in the making of this Agreement by any representations or statements regarding any Claims made by individuals or entities who are within the definition of Released Parties in subsection (d).

(f) Adequacy of Consideration. Executive acknowledges and agrees that the consideration set forth herein:

•	constitutes adequate consideration to support the Release in subsection (a) above; and

•	fully compensates Executive for the Claims Executive is releasing.

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Executive further acknowledges that he accepts the terms herein in full settlement and satisfaction of all such Claims.

(g) Age Discrimination Claims. If the Release is not enforceable with respect to any Claim based on any federal, state or local age discrimination laws, and a legal or other proceeding is initiated by Executive against Parent, the Company and/or a Released Party with respect to any such Claim, then the parties hereto agree that the non-prevailing party in such proceeding shall pay all of the costs and expenses (including, without limitation, all attorneys’ fees) incurred by the prevailing party in connection with such proceeding.

(h) Post-Employment Covenants. If applicable as of the date hereof, Executive agrees to abide by the confidentiality, noncompetition and nonsolicitation obligations set forth in Sections 6.1, 6.2 and 6.3 of the Executive Agreement, a copy of which is attached hereto. The Parties hereto acknowledge that all of Section 6 and Sections 5.6, 5.7, 7.1, 7.2, 7.8, 7.9 and 7.11 of the Executive Agreement survive its termination and are not modified by this Agreement.

4. Release by Company et al. In consideration of Executive’s promises as stated herein, each of Parent, the Company and each of their subsidiaries hereby voluntarily, knowingly and irrevocably releases and discharges Executive, his successors, assigns, and agents (in their individual and representative capacities), from any and all claims, complaints, rights, action, causes of action, lawsuits, debts, contracts, controversies, agreements, promises, damages, judgments, demands, or obligations whatsoever that any such party now has or may have or claim in the future, of whatever kind or description, either in law or in equity, based on whatever legal theory, whether known or unknown, suspected or unsuspected, whether or not asserted and/or raised, arising from the beginning of time up to and including the Effective Date, and arising from or relating to, directly or indirectly, any conduct, matter, event or omission existing or occurring before the Effective Date (collectively, “Company Claims”), except for (a) any Company Claims relating to (1) fraud, to the extent material to the financial condition, net worth or results of operations of Parent and/or the Company, (2) embezzlement, (3) breach of fiduciary duty, (4) theft or (5) criminal misconduct, in each case by Executive against Parent, the Company or any of their subsidiaries and which were unknown to Parent or the Company on the Effective Date and which neither Parent nor the Company should have known prior to the Effective Date, and (b) Company Claims relating to the validity of this Agreement, the enforcement of this Agreement, or a breach of this Agreement. Nothing in this Agreement shall limit or restrict Executive’s rights under Sections 5.6 and 5.7 of the Executive Agreement.

5. Miscellaneous.

(a) Survival. The representations, warranties and covenants contained in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

(b) Termination; Amendment. This Agreement may be terminated only by the mutual written consent of the parties hereto. No supplement, modification, amendment or waiver of this Agreement shall be binding unless executed in writing by each of the parties to be bound thereby.

(c) Third Party Rights. Notwithstanding any other provision of this Agreement, except for the Released Parties, who shall be deemed to be third party beneficiaries of this Agreement, this Agreement shall not create benefits on behalf of any other person or entity not a party to this Agreement, and this Agreement shall be effective only as among the parties hereto, their successors and permitted assigns.

(d) Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely in such state, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. If any provision of this Agreement or the application thereof to any person or entity or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other

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persons or entities or circumstances shall not be affected thereby, and that provision shall be enforced to the greatest extent permitted by law. This Agreement shall be construed as a whole according to its fair meaning. It shall not be construed strictly for or against Executive, Parent, the Company or any of the Released Parties. The parties acknowledge and agree that this Agreement has been negotiated at arm’s length and among parties equally sophisticated and knowledgeable in the matters dealt with in this Agreement. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived.

(e) Counterparts. This Agreement may be executed in separate counterparts (including, without limitation, counterparts transmitted by facsimile or by other electronic means), each of which shall be an original and all of which when taken together shall constitute one and the same agreement.

(f) Entire Agreement. This Agreement (together with Exhibit A) contains the entire agreement and understanding between the parties hereto as to the subject matter hereof and, other than as specifically provided herein, supersedes all prior and contemporaneous negotiations and agreements (whether written or oral) with respect thereto. This Agreement shall not constitute a Supplementary Agreement, as such term is defined in the Partnership Agreement.

(g) Further Assurances. Each party shall take such further actions and execute such further documents as may be reasonably requested by any other party in order to effectuate the purpose and intent of this Agreement.

(h) Assignment. Each of the parties hereto agrees that he or it may not assign his or its rights or obligations under this Agreement.

(i) Headings. The headings contained in this Agreement are not a part of the Agreement and are included solely for ease of reference.

(j) No Admission of Liability. Each party to this Agreement agrees that the payments made and other consideration received pursuant to this Agreement are not to be construed as an admission of legal liability by any party, or any of the Released Parties and that no person or entity shall utilize this Agreement or the consideration received pursuant to this Agreement as evidence of any admission of liability since each party and the Released Parties expressly deny liability. Each party agrees not to assert that this Agreement is an admission of guilt or wrongdoing and acknowledges that no party nor the Released Parties believe or admit that any of them has done anything wrong.

6. Representations. Executive hereby represents that:

•	he has read carefully the terms of this Agreement, including the Release;

•	he has had an opportunity to and has been encouraged to review this Agreement, including the Release, with an attorney;

•	he understands the meaning and effect of the terms of this Agreement, including the Release;

•

he was given twenty-one (21) days receipt of this Agreement from the Company in accordance with Section 5.5 of the Executive Agreement to decide whether to sign this Agreement, including the General Release;

•	his decision to sign this Agreement, including the Release, is of his own free and voluntary act without compulsion of any kind;

•	no promise or inducement not expressed in this Agreement has been made to him;

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•

he understands that he is waiving Claims as set forth in Section 3 above (subject to the limitations set forth therein), including, but not limited to, Claims for age discrimination under the Age Discrimination in Employment Act; and

•	he has adequate information to make a knowing and voluntary waiver of any and all Claims as set forth in Section 3 above.

7. Revocation Period. If Executive signs this Agreement, he shall retain the right to revoke it for seven (7) days (the “Revocation Period”). If Executive revokes this Agreement, he is indicating that he has changed his mind and does not want to be legally bound by this Agreement. To revoke this Agreement, Executive must send a revocation letter to              at the following address:                     . The letter must be post-marked within seven (7) days of his execution of this Agreement. If the seventh day is a Sunday or federal holiday, then the letter must be post-marked on the following business day. The Agreement shall not be effective until after the Revocation Period has expired without Executive having revoked it. If Executive revokes this Agreement on a timely basis, he shall not be entitled to the consideration set forth in Section 1.

8. Consideration Period. Executive shall have twenty-one (21) days following receipt of this Agreement from the Company in accordance with Section 5.5 of the Executive Agreement to decide whether to sign this Agreement. If Executive does not sign this Agreement within twenty-one (21) days following such receipt, then this offer shall expire and Executive shall not be entitled to the consideration provided for in Section 1.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

IFMI, LLC

By:
Name:
Title:

Institutional Financial Markets, Inc.

By:
Name:
Title:

Executive:

Daniel G. Cohen

F-24

EXHIBIT G

IFMI, LLC

AMENDMENT NO. 2 TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of IFMI, LLC, dated as of May 9, 2013 (“Amendment No. 2”), is entered into by and among each of the Members set forth on the signature pages hereto.

Background

On December 16, 2009, the Members entered into the Amended and Restated Limited Liability Company Agreement of IFMI, LLC (formerly, Cohen Brothers, LLC) (the “Amended and Restated Agreement”). On June 20, 2011, the Members entered into Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of IFMI, LLC (together with the Amended and Restated Agreement, the “Agreement”).

Contemporaneously with the execution and delivery of this Amendment No. 2, Parent is entering into a securities purchase agreement (the “Securities Purchase Agreement”), dated of even date herewith, by and among Parent and Mead Park Capital Partners LLC (the “Buyer”), pursuant to which Parent has agreed to sell to Buyer and Buyer has agreed to purchase from Parent (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) newly issued Common Shares, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334); and (ii) a convertible senior promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501);

Contemporaneously with the execution and delivery of this Amendment No. 2, Parent and Daniel G. Cohen are executing and delivering a securities purchase agreement (the “Cohen Purchase Agreement”), pursuant to which Parent has agreed to sell to Mr. Cohen and Mr. Cohen has agreed to purchase from Parent (i) an aggregate of Eight Hundred Thousand (800,000) newly issued Common Shares, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000); and (ii) a convertible senior promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000);

Contemporaneously with the execution and delivery of this Amendment No. 2, the Company, Parent, Daniel G. Cohen, and, solely for purposes of Sections 6.4 and 7.5 thereof, C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP) and C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC) are executing and delivering an amended and restated employment agreement (the “Cohen Executive Agreement”), pursuant to which Parent wishes Mr. Cohen to serve as its Vice Chairman, and the Company wishes that Mr. Cohen serve as its Vice Chairman, as President of Cohen & Company Financial Limited (formerly known as EuroDekania Management LTD) and as President and Chief Executive of the European business of the Company.

Pursuant to Section 13.10 of the Agreement, the Members desire to amend certain provisions of the Agreement in connection with the transactions contemplated by the Securities Purchase Agreement, the Cohen Purchase Agreement and the Cohen Executive Agreement.

G-1

NOW, THEREFORE, intending to be bound hereby, the Members agree as follows:

1. Defined Terms. Terms that are used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

1.1	The definition set forth below is hereby added to Section 1.2 of the Agreement.

“Cohen Executive Agreement”: That Amended and Restated Employment Agreement, dated as of May 9, 2013, by and among the Company, Parent and Daniel G. Cohen and, solely for purposes of Sections 6.4 and 7.5 thereof, C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP) and C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC), as modified, amended and/or replaced from time to time.

1.2	The definition in Section 1.2 of the Agreement set forth below is hereby deleted and replaced in its entirety with the definition set forth below.

“Contingent Convertible Notes”: The 10.50% Contingent Convertible Senior Notes Due 2027 issued by Parent pursuant to that certain Indenture, dated as of May 15, 2007, by and between Parent and U.S. Bank National Association, and, if issued, the 8.00% Convertible Senior Promissory Notes to be issued by Parent pursuant to those certain securities purchase agreements, dated of May 9, 2013, entered into by and between Parent, Mead Park Capital Partners LLC and, for purposes of Section 6.3 thereof, Mead Park Holdings, LP, and by and between Parent and Cohen Bros. Financial, LLC, and in each case, any replacement, refinancing or additional issuance of such notes.

2. Special Allocations. Section 5.5 of the Agreement is hereby deleted and replaced in its entirety as follows:

Section 5.5 Special Allocations. Notwithstanding anything herein to the contrary, for so long as the Cohen Executive Agreement remains in effect, (a) the Company shall give full effect to the allocations and payments to be made to Daniel G. Cohen pursuant to, as well as the treatment and reporting thereof for United States federal, state and/or local income tax purposes as prescribed by and in accordance with, the Cohen Executive Agreement; and (b) the allocation of Profits, Losses and other items of Company income, gains, losses and deductions (and the amounts thereof so allocable) (and any resulting Capital Account adjustments resulting therefrom) shall take into account and apply the relevant and applicable provisions of the Cohen Executive Agreement.

3. Issuance of Securities by Parent. The first sentence of Section 6.10 of the Agreement is hereby amended by deleting “.” at the end of such Sentence and replacing it with “or Other Securities.”.

4. Management and Control of Business; Authority of Board Members. Section 7.1 of the Agreement is hereby deleted and replaced in its entirety as follows:

Section 7.1 Management and Control of Business; Authority of Board Members. Management of the business and affairs of the Company and the Subsidiaries shall be vested in the Board of Managers, who may exercise all powers of the Company and perform or authorize the performance of all lawful acts which are not by the Act or this Agreement directed or required to be exercised or performed by the Members. The Board of Managers shall consist of the number of Managers equal to the number of directors on the Board of Directors of Parent. The Managers shall, at all times, be the same persons that are members of the Board of Directors of Parent and the Chairman and Vice Chairman (if any) of the Board of Managers shall, at all times, be the same persons that are the Chairman and Vice Chairman (if any) of the Board of Directors of Parent. Changes in composition of the Board of Directors of Parent shall automatically, without any further action on the part of the Members or any Person, be effective with respect to the Board of Managers.

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Notwithstanding any other provision of this Agreement, until January 3, 2016, the Company shall not, without receiving advance approval by Parent and a Majority Vote of the Designated Non-Parent Members, if any, take or permit to be taken any of the following actions:

(a) enter into or suffer a transaction constituting a Company Change of Control;

(b) amend the Certificate, if such amendment adversely affects the Designated Non-Parent Members; or

(c) adopt any plan of liquidation or dissolution, or file a certificate of dissolution;

provided, however, in the case of actions set forth in clauses (a) and (c) above, approval by the Majority Vote of the Designated Non-Parent Members shall not be required if the gross cash proceeds received in connection with such action by the sole Designated Non-Parent Member as of May 9, 2013 equal or exceed Six Dollars ($6.00) per Unit or Common Share (as appropriately adjusted to reflect any dividend, split, reverse split, combination, reclassification, recapitalization or other similar change in the capital structure of the Company and/or Parent, or any distribution to holders of Units and/or Common Shares other than cash dividends (collectively, the “Adjustments”)) held by such Designated Non-Parent Member at the time of such action. By way of example, (1) assuming the Designated Non-Parent Member held an aggregate of 5,700,000 Units and Common Shares at May 9, 2013 and does not acquire or dispose of any Units and/or Common Shares from such date until the time of an action set forth in clauses (a) or (c) above, and (2) irrespective of any Adjustments, approval of the Designated Non-Parent Member would be required unless the Designated Non-Parent Member receives at least $34,200,000 in gross cash proceeds in connection with such action.

5. Conditions of Transfer. Section 9.1 of the Agreement is hereby deleted and replaced in its entirety as follows:

Section 9.1 Conditions of Transfer. No Unit shall be Transferred without the approval of the Board of Managers.

6. Events Causing Dissolution. Section 11.1 of the Agreement is hereby deleted and replaced in its entirety as follows:

Section 11.1 Events Causing Dissolution. Subject to Section 7.1 hereof, the Company shall be dissolved and its affairs wound up upon the occurrence of any of the following events:

(a) the sale, exchange, or other disposition by the Company of all or substantially all of its assets; or

(b) the vote of Parent.

The Company shall not be dissolved by the death, resignation, withdrawal, bankruptcy or dissolution of a Member.

7. Action of Parent. Section 12.1 of the Agreement is hereby deleted and replaced in its entirety as follows:

Section 12.1 [Intentionally Omitted].

8. Effective Date. This Amendment No. 2 shall only become effective upon the Closing (as defined in the Securities Purchase Agreement). In the event that the Securities Purchase Agreement is terminated for any reason, this Amendment No. 2 shall immediately terminate and be of no further force or effect without any further action on the part of the Members.

9. Integration. The Agreement, as amended by this Amendment No. 2, sets forth all (and is intended by all parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the Company, the Company business and the property of the Company, and there are no promises, agreements, conditions, understanding, warranties, or representations, oral or written, express or implied, among them other than as set forth herein or in the agreements noted above. Notwithstanding the foregoing, certain Members are or will be a party to a senior management agreement

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between the Company and such Member (e.g., the Cohen Executive Agreement). To the extent that any provisions of this Amendment No. 2 conflict with such Member’s senior management agreement (including, without limitation, terms relating to the transfer of Units and the allocations provided for therein), the terms of such Member’s senior management agreement shall control.

10. Governing Law. It is the intention of the parties that all questions with respect to the construction of this Amendment No. 2 and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of Delaware.

11. Binding Effect. This Amendment No. 2 shall be binding upon, and inure to the benefit of, the parties hereto and their respective personal and legal representatives, successors and assigns.

12. Counterparts. This Amendment No. 2 may be executed in any number of counterparts and it shall not be necessary that each party to this Amendment No. 2 execute each counterpart. Each counterpart so executed (or, if all parties do not sign on the same counterpart, each group of counterparts signed by all parties) shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument. In making proof of this Amendment No. 2, it shall not be necessary to account for more than one counterpart or group of counterparts signed by all parties.

[Signatures on Following Page]

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IN WITNESS WHEREOF, the undersigned parties have caused this Amendment No. 2 to be executed as of the date and year first set forth above.

/s/ Linda Koster
Linda Koster

/s/ Christopher Ricciardi
Christopher Ricciardi

/s/ Stephanie Ricciardi
Stephanie Ricciardi

COHEN BROS. FINANCIAL, LLC

By:	/s/ Daniel G. Cohen
Name:	Daniel G. Cohen
Title:	Managing Member

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 2 to Amended and Restated Limited Liability Agreement]

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EXHIBIT H

VOTING AGREEMENT

THIS VOTING AGREEMENT, dated as of May 9, 2013 (this “Agreement”), is made by                                                           (the “Shareholder”) for the benefit of Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), pursuant to the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated of even date herewith, by and among the Company, Mead Park Holdings, LP, and Mead Park Capital Partners LLC (the “Buyer”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Securities Purchase Agreement.

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is entering into the Securities Purchase Agreement, pursuant to which the Company has agreed to sell to Buyer and Buyer has agreed to purchase from the Company (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) newly issued shares (collectively, the “Buyer Common Shares”) of the Company’s Common Stock, par value $.001 per share (“Common Stock”), for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334); and (ii) a convertible senior promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501) (the “Buyer Note”);

WHEREAS, the Buyer Note is convertible into the “Conversion Shares” as defined in the Securities Agreement (the “Buyer Conversion Shares”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Daniel G. Cohen are executing and delivering a securities purchase agreement (the “Cohen Purchase Agreement”), pursuant to which the Company has agreed to sell to Mr. Cohen and Mr. Cohen has agreed to purchase from the Company (i) an aggregate of Eight Hundred Thousand (800,000) newly issued shares (collectively, the “Cohen Common Shares” and, together with the Buyer Common Shares, the “Transaction Shares”) of the Common Stock, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000); and (ii) a convertible senior promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (the “Cohen Note” and, together with the Buyer Note, the “Notes”);

WHEREAS, the Cohen Note is convertible into the “Conversion Shares” as defined in the Cohen Purchase Agreement (the “Cohen Conversion Shares”);

WHEREAS, in connection with the transactions contemplated by the Securities Purchase Agreement and the Cohen Securities Agreement, the issuance of the Transaction Shares, the Buyer Conversion Shares and the Cohen Conversion Shares, and the election of certain directors to the Board of Directors of the Company (the “Board of Directors”) will be submitted to the Company’s shareholders for approval at the Company’s 2013 annual meeting of shareholders (the “Annual Meeting”), which is anticipated to be held on or about July 25, 2013;

WHEREAS, as an inducement to Buyer to enter into the Securities Purchase Agreement, the Shareholder is entering into this Agreement;

WHEREAS, as of the date hereof, the Shareholder owns of record, or has the power to vote, certain of the outstanding voting equity securities of the Company (the “Voting Securities”); and

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WHEREAS, with this Agreement, the Shareholder wishes to undertake certain obligations with respect to the Voting Securities of which the Shareholder is the owner of record, or with respect to which the Shareholder has the power to vote, on the Record Date (as defined below) (such Voting Securities as of such date, the “Total Voting Securities”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Shareholder hereby agrees as follows:

ARTICLE I

VOTING

1.1 Agreement to Vote. Except as otherwise provided in this Agreement and except as prohibited by applicable Law, the Shareholder agrees that, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 3.2, at the Annual Meeting or any other meeting of the shareholders of the Company at which any of the Transaction Matters (as defined below) are to be voted upon, however called (and including any postponement or adjournment of any such meeting), or in connection with any written consent of the shareholders of the Company with respect to any of the Transaction Matters, the Shareholder shall:

(a) appear at each such meeting (in person or by proxy) or otherwise cause all Total Voting Securities owned of record by the Shareholder, or with respect to which the Shareholder has the power to vote, in each case as of the record date used for determining the holders of voting securities of the Company entitled to vote at such meeting or to deliver such consent (the “Record Date”), to be counted as present thereat for purposes of calculating a quorum; and

(b) vote or cause to be voted (in person or by proxy) or deliver a written consent (or cause a consent to be delivered) covering all Total Voting Securities owned of record by the Shareholder or as to which the Shareholder has the power to vote, in each case as of the Record Date, in favor of: (i) the issuance by the Company of the Buyer Common Shares and the Buyer Conversion Shares to Buyer; (ii) the issuance by the Company of the Cohen Common Shares and the Cohen Conversion Shares to Daniel G. Cohen; and (iii) the election to the Board of Directors of the nominees for Director nominated by the Board of Directors in accordance with Section 8.4 of the Securities Purchase Agreement (clauses (i) through (iii) collectively, the “Transaction Matters”).

1.2 No Inconsistent Agreements. The Shareholder hereby covenants and agrees that, except as set forth in this Agreement and except for actions taken in furtherance of this Agreement, the Shareholder has not granted, and shall not grant at any time while this Agreement remains in effect, any proxy, consent or power of attorney with respect to the Total Voting Securities that would conflict with the provisions of Section 1.1.

1.3 No Other Restrictions. Except as set forth in Section 1.1, the Shareholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the shareholders of the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Shareholder. Except as set forth on the signature page hereof, the Shareholder hereby represents and warrants as follows as of the date hereof:

(a) Authorization; Validity of Agreement; Necessary Action. This Agreement has been duly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and general equitable principles).

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(b) Ownership. The Voting Securities set forth below the Shareholder’s name on the signature page hereto are owned of record by the Shareholder or the Shareholder has the power to vote such Voting Securities, in each case as of the date hereof (such Voting Securities, the “Existing Voting Securities”). The Shareholder’s Existing Voting Securities constitute all voting equity securities of the Company held of record by the Shareholder or for which voting power is held by the Shareholder as of the date hereof. The Shareholder has sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shareholder’s Existing Voting Securities, with no limitations, qualifications or restrictions on such rights, subject to applicable federal and state securities laws and the terms of this Agreement. The Shareholder has good title to the Shareholder’s Existing Voting Securities, free and clear of any Encumbrances.

(c) No Consents; Conflicts and Violations. Except for any applicable requirements of the Securities Exchange Act of 1934, as amended, the execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of its obligations under this Agreement will not, (i) require any consent, approval, authorization of or other order of, action by, filing with, or notification to any Governmental Authority; (ii) violate or conflict with or result in the breach of any provision of the organizational documents of the Shareholder; (iii) cause a violation by the Shareholder of any Law, ordinance or regulation of any Governmental Authority applicable to the Shareholder or by which any of the Existing Voting Securities is bound; or (iv) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Encumbrance on the properties or assets of the Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which any of the Existing Voting Securities is bound, except, in the case of clauses (i), (iii) and (iv), as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Shareholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

ARTICLE III

MISCELLANEOUS

3.1 Limitation on Liability. Notwithstanding anything in this Agreement to the contrary, no party to this Agreement shall have any liability for damages to any other party for any breach or violation of this Agreement unless such breach or violation was willful or intentional.

3.2 Termination. This Agreement shall terminate upon the earliest to occur of (i) the date and time of termination of the Securities Purchase Agreement; (ii) the Closing and (iii) the written agreement of the parties hereto and Buyer to terminate this Agreement. Upon such termination, no party hereto shall have any further obligations or liabilities hereunder; provided, however, that such termination shall not relieve any party from liability for any willful or intentional breach or violation of this Agreement prior to such termination.

3.3 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

3.4 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company or Buyer any direct or indirect ownership or incident of ownership of or with respect to any Total Voting Securities. All rights, ownership and economic benefits of and relating to the Total Voting Securities shall remain vested in and belong to the Shareholder.

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3.5 Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

(a)	if to the Company, to:

Institutional Financial Markets, Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

Attn: Joseph W. Pooler, Jr.

Facsimile: (215) 701-8280

E-mail: jpooler@ifmi.com

With a copy to:

Duane Morris LLP

30 South 17th Street

Philadelphia, Pennsylvania 19103

Attn: Darrick M. Mix

Facsimile: (215) 239-4958

Email: dmix@duanemorris.com

(b) if to the Shareholder, to the address listed next to the Shareholder’s name on the Shareholder’s signature page hereto,

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if sent by Federal Express (FedEx), the United Parcel Service (UPS), or another nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same with, or in a regularly maintained receptacle of, such overnight courier on or prior to 5:00 p.m., New York City time, on a business day; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York City time, on a business day. Any notice hand delivered after 5:00 p.m. New York City time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notices, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

3.6 Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

3.7 Entire Agreement. This Agreement (including any exhibits hereto) and the Transaction Documents (as defined in the Securities Purchase Agreement) collectively constitute the entire agreement, and supersede all other prior agreements, understandings, and representations and warranties, both written and oral with respect to the subject matter hereof.

3.8 Governing Law and Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the state and federal courts sitting in New York City, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

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3.9 Consent to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED IN THE STATE OF NEW YORK OR ANY NEW YORK STATE COURT IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTION DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURT (AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 3.9 AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR IN THE STATE OF NEW YORK OTHER THAN FOR SUCH PURPOSE.

3.10 Enforcement. The Shareholder agrees that in the event that the Shareholder fails to perform any of the Shareholder’s obligations under this Agreement in accordance with their specific terms, the Company and Buyer will be irreparably harmed and there will be no adequate remedy at Law. It is accordingly agreed that the Company and Buyer shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at Law or in equity.

3.11 Amendment. The parties hereby irrevocably agree that no attempted amendment, modification, or change of this Agreement shall be valid and effective, unless the parties and Buyer shall unanimously agree in writing to such amendment, modification or change.

3.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, then the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

3.13 Assignment; Third Party Beneficiaries. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Company and its successors and permitted assigns. This Agreement is not intended to confer any rights or remedies hereunder upon any Person other than the Company pursuant to the terms and conditions of the Securities Purchase Agreement, except that Buyer is an express third party beneficiary with full rights to enforce this Agreement, including Section 3.10, as if it were the Company.

3.14 Shareholder Capacity. By executing and delivering this Agreement, the Shareholder makes no agreement or understanding herein in the Shareholder’s capacity or with respect to the Shareholder’s actions as a manager, director, officer or employee of the Company or any of its Subsidiaries. The Shareholder is signing and entering into this Agreement solely in the Shareholder’s capacity as the record owner of the Shareholder’s Total Voting Securities or in the Shareholder’s capacity as the individual with voting power with respect to certain Total Voting Securities, and nothing herein shall limit or affect in any way any actions that may be hereafter taken by the Shareholder in the Shareholder’s capacity as an employee, director, officer or manager of the Company or any of its Subsidiaries or in any other capacity and no such actions shall be deemed to be a breach of this Agreement. Nothing contained in this Agreement shall restrict, limit, prohibit or preclude the Shareholder from exercising or discharging the Shareholder’s fiduciary duties as a director, officer or manager of the Company or any of its Subsidiaries under applicable Law. Any trustee executing this Agreement is executing this Agreement solely in his or her fiduciary capacity and shall have no personal liability or obligation under this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Shareholder has signed this Voting Agreement as of the date first written above.

SHAREHOLDER:

Name:
[Title:]
Total Voting Securities owned by the Shareholder as of the date hereof:

Number of Shares:

Address for Notices:

Exceptions to Shareholder’s representations and warranties set forth in ARTICLE II hereof, if any (please describe in the space provided below):

[Signature Page to Voting Agreement]

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AGREED TO AND ACCEPTED BY:

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:
Name:
Title:

[Signature Page to Voting Agreement]

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ANNEX A-2

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of the 9th day of May, 2013 (the “Effective Date”), by and between Institutional Financial Markets, Inc., a Maryland corporation (the “Company”) and Cohen Bros. Financial, LLC, a Delaware limited liability company of which Daniel G. Cohen is the sole member (“Buyer”).

RECITALS:

WHEREAS, Buyer desires to purchase from the Company, and the Company desires to issue and to sell to Buyer, upon the terms and conditions set forth in this Agreement, (i) an aggregate of Eight Hundred Thousand (800,000) newly issued shares (each, a “Common Share” and, collectively, the “Common Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), for a purchase price of Two Dollars ($2.00) per Common Share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000) (the “Common Stock Purchase Price”); and (ii) a convertible senior promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (the “Note Purchase Price”), in substantially the form attached hereto as Exhibit A (the “Note”);

WHEREAS, the Company and Buyer are executing and delivering this Agreement in reliance upon an exemption from registration afforded by the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder by the U.S. Securities and Exchange Commission (the “SEC”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering the Registration Rights Agreement attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights to Buyer and to the Mead Park Buyer (as defined below) under the Securities Act and under applicable state securities Laws;

WHEREAS, the Company has approved the shareholder rights plan attached hereto as Exhibit C (the “Shareholder Rights Plan”) to reduce the risk of any limitation of net operating loss and net capital loss carryforwards and certain other tax benefits under Section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder (the “Code”) and such plan is effective as of the Effective Date;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company, Mead Park Capital Partners LLC (the “Mead Park Buyer”) and Mead Park Holdings, LP are entering into a securities purchase agreement, pursuant to which the Mead Park Buyer has agreed to purchase from the Company and the Company has agreed to sell to the Mead Park Buyer (i) One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) shares of Common Stock, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334) (the “Mead Park Shares”); and (ii) a convertible senior promissory note (the “Mead Park Note”) in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501), in the form attached hereto as Exhibit D (the “Mead Park Purchase Agreement”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Buyer are entering into an exchange agreement providing for the exchange of all of the Institutional Financial Markets, Inc. Series D Voting Non-Convertible Preferred Stock indirectly owned by Buyer for newly issued shares of Institutional Financial Markets, Inc. Series E Voting Non-Convertible Preferred Stock, in the form attached hereto as Exhibit E (the “Exchange Agreement”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Daniel G. Cohen and the Company are entering into an amended and restated employment agreement, which is amending and restating the Cohen IFMI Employment Agreement and terminating the Cohen PrinceRidge Employment Agreement (each as defined below), in the form attached hereto as Exhibit F (the “Amended and Restated Cohen Employment Agreement”);

WHEREAS, on or prior to the Effective Date, each member of IFMI, LLC and the board of managers of IFMI, LLC shall have approved, pursuant to written consents provided to Buyer, the amendment to the IFMI LLC Agreement (as defined below) attached hereto as Exhibit G (“LLC Agreement Amendment”); and

WHEREAS, on or prior to the Effective Date, the Company and the Voting Agreement Signatories (as defined below), have entered into and delivered to the Mead Park Buyer voting agreements, each attached hereto as Exhibit H (collectively, the “Voting Agreements”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

ARTICLE I

RECITALS, EXHIBITS, SCHEDULES

The foregoing Recitals are true and correct and, such Recitals, together with the Schedules and Exhibits referred to therein and referred to hereafter, are hereby incorporated into this Agreement by this reference.

ARTICLE II

DEFINITIONS

Capitalized terms used in this Agreement but otherwise not defined herein shall have the following meanings:

2.1 “Affiliate” means, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person at any time during the period for which the determination of affiliation is being made. For purposes of this definition, the terms “control,” “controlling,” “controlled” and words of similar import, when used in this context, mean, with respect to any Person, the possession, directly or indirectly, of the power to direct, or cause the direction of, management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

2.2 “Assets” means all of the properties and assets of the Company or of the Subsidiaries, whether real, personal or mixed, tangible or intangible, wherever located, whether now owned or hereafter acquired.

2.3 “Board of Directors” means the Board of Directors of the Company.

2.4 “Buyer Fundamental Representations” means, collectively, the representations and warranties of Buyer contained in Sections 4.1 (Organization; Authority), 4.3 (Investment Purpose), 4.4 (Accredited Buyer Status; Experience of Buyer) and 4.9 (Brokers and Finders).

2.5 “CCFL” means Cohen & Company Financial Limited (formerly known as EuroDekania Management LTD) a wholly-owned Subsidiary organized under the laws of the United Kingdom.

2.6 “Claims” means any threatened or actual Proceeding, Judgment, settlement, and/or assessment of any nature or kind.

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2.7 “Cohen IFMI Employment Agreement” means the Employment Agreement, dated February 18, 2010, by and among the Company, IFMI, LLC, and Daniel G. Cohen, as amended by Amendment No. 1, dated December 18, 2012.

2.8 “Cohen PrinceRidge Employment Agreement” means the Executive Agreement, dated May 31, 2011, by and among PrinceRidge, the Company, IFMI, LLC and Daniel G. Cohen and, solely for purposes of Sections 5.5 and 5.6 thereof, C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC).

2.9 “Company Fundamental Representations” means, collectively, the representations and warranties of the Company contained in Sections 5.1 (Organization and Qualification), 5.2 (Authorization; Enforcement; Validity), 5.3 (Capitalization), 5.5 (No Conflicts; Consents and Approvals), 5.6 (Issuance of Securities), 5.8 (Absence of Certain Changes), 5.11 (Compliance with Laws), 5.15 (Acknowledgement Regarding Buyer’s Purchase of the Securities) and 5.16 (Brokerage Fees).

2.10 “Consent” means any consent, approval, order or authorization of, or any declaration, qualification, filing or registration with, or any application or report to, or any waiver by, or any other action (whether similar or dissimilar to any of the foregoing) of, by or with, any Person, which is necessary in order to take a specified action or actions, in a specified manner and/or to achieve a specific result.

2.11 “Contract” means any written or oral contract, agreement, order or commitment of any nature whatsoever, including any sales order, purchase order, lease, sublease, license agreement, services agreement, loan agreement, mortgage, security agreement, guarantee, management contract, employment agreement, consulting agreement, partnership agreement, stockholders agreement, buy-sell agreement, option, warrant, debenture, subscription, call or put.

2.12 “Conversion Shares” means the shares of Common Stock issuable upon conversion of the Note.

2.13 “Convertible IFMI LLC Units” means units of membership interest in IFMI, LLC that are redeemable for shares of Common Stock or cash, at the option of the Company, pursuant to the IFMI LLC Agreement (other than any units of membership interest held by the Company).

2.14 “Current Independent Directors” means the members of the Board of Directors as of the Effective Date who are considered to be independent directors (as determined in accordance with Section 803 of the NYSE MKT’s Company Guide).

2.15 “Director” means a member of the Board of Directors.

2.16 “DRS” means the Direct Registration System maintained by the transfer agent for the Common Stock.

2.17 “Encumbrance” means any lien, security interest, pledge, mortgage, easement, leasehold, assessment, tax, covenant, reservation, conditional sale, prior assignment, or any other encumbrance, claim, burden or charge of any nature whatsoever.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.19 “Family Group” means, with respect to any Person, such Person, such Person’s sole member, and such Person’s or such sole member’s spouse, parent, sibling and descendants (whether natural or adopted) and any estate, trust, family limited partnership, limited liability company or other entity wholly owned, directly or indirectly, by such Person or such sole member or such Person’s or sole member’s spouse, parent, sibling and/or descendant that is and remains solely for the benefit of such Person, such sole member and/or such Person’s or such sole member’s spouse, parent, sibling and/or descendants and any self-directed retirement plan for such individual.

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2.20 “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

2.21 “Governmental Authority” means any foreign, federal, state or local government, or any political subdivision thereof, or any court, agency or other body, organization, group, stock market or exchange exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

2.22 “IFMI, LLC” means IFMI, LLC, a Delaware limited liability company and a majority owned Subsidiary.

2.23 “IFMI LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of IFMI, LLC, dated as of December 16, 2009 by and among the Company and the Members (as defined therein) that are signatories thereto, as amended.

2.24 “Judgment” means any order, ruling, writ, injunction, fine, citation, award, decree, or any other judgment of any nature whatsoever of any Governmental Authority.

2.25 “Knowledge of the Company” or words to that effect means the actual knowledge of any of the following Persons: Joseph W. Pooler, Jr., Douglas Listman, Rachael Fink, Stephan Burklin and James J. McEntee, III; provided, that for purposes of this definition such Persons shall be deemed to have actual knowledge of facts that would be reasonably expected to come to the attention of such Person in performing his or her duties in accordance with the Company’s or any relevant Subsidiary’s ordinary management practices.

2.26 “Law” means any provision of any law, statute, ordinance, code, constitution, charter, treaty, rule or regulation of any Governmental Authority.

2.27 “Material Adverse Effect” means any circumstance, event, change, development, effect or occurrence that, individually or in the aggregate, (i) is or would reasonably be expected to be materially adverse to the Company’s financial position, results of operations, business, condition (financial or otherwise) or Assets of the Company and its Subsidiaries, taken as a whole or (ii) would materially impair the ability of the Company to perform its obligations under this Agreement or otherwise materially threaten or materially impede the consummations of the transactions contemplated herein; provided, however, that in the case of clause (i) only, any circumstance, event, change, development, effect or occurrence that results from any of the following shall be disregarded in determining whether there has been or would be a “Material Adverse Effect” on the Company (except to the extent that such circumstance, event, change, development, effect or occurrence has a disproportionate adverse effect on the Company and the Subsidiaries relative to other companies engaged in a similar business as the Company): (A) changes, after the Effective Date, in GAAP; (B) changes, after the Effective Date, in Laws or interpretations thereof applicable to the Company or the Subsidiaries by any Governmental Authority; (C) general changes in the national or world economy or securities markets generally; (D) changes in the price or trading volume of the Common Stock on the Trading Market (but not the underlying causes of such changes); or (E) the outbreak or escalation of war or hostilities, any occurrence or threats of terrorist acts or any armed hostilities associated therewith or any national or international calamity, disaster or emergency or escalation thereof.

2.28 “Mead Park Conversion Shares” means the shares of Common Stock into which the Mead Park Note may be converted.

2.29 “Meeting” means any meeting of the stockholders of the Company at which the election of Directors is to be voted upon, however called (and including any postponement or adjournment of any such meeting) and any written consent of the stockholders of the Company with respect to the election of Directors.

2.30 “Obligation” means any debt, liability or obligation of any nature whatsoever, whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, absolute, fixed, contingent, ascertained, unascertained, known, unknown or obligations under executory Contracts.

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2.31 “Permit” means any license, permit, approval, waiver, order or authorization granted, issued or approved by any Governmental Authority.

2.32 “Person” means any individual, sole proprietorship, joint venture, partnership, company, corporation, association, cooperation, trust, estate, Governmental Authority, or any other entity of any nature whatsoever.

2.33 “PrinceRidge” means C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP), an indirect Subsidiary.

2.34 “Principal” of any Person means, at the time of determination, each principal, partner or member of such Person, any spouse or child of each principal, partner or member, and any trust for the benefit of each principal, partner or member or each such principal’s, partner’s or member’s spouse or lineal descendants.

2.35 “Proceeding” means any demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever.

2.36 “Sandler O’Neill” means Sandler O’Neill & Partners, L.P., the independent financial advisor to the Special Committee.

2.37 “Securities” means, together, the Common Shares and the Note.

2.38 “Shell Company” means an issuer that meets the description of a shell company as defined under Rule 144.

2.39 “Significant Subsidiary” means each of the significant subsidiaries (as such term is defined in Rule 1-02(w) of Regulation S-X) of the Company, as set forth in the Company’s SEC Documents.

2.40 “Special Committee” means the special committee of independent directors of the Board of Directors formed in connection with the transactions contemplated by this Agreement and the Transaction Documents.

2.41 “Subsidiary” means each subsidiary of the Company.

2.42 “Tax” means (i) any foreign, federal, state or local income, profits, gross receipts, franchise, sales, use, occupancy, general property, real property, personal property, intangible property, transfer, excise, accumulated earnings, unemployment compensation, social security, withholding taxes, payroll taxes, or any other tax of any nature whatsoever, (ii) any foreign, federal, state or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, or assessment, or (iii) any deficiency, interest or penalty imposed with respect to any of the foregoing.

2.43 “Tax Return” means any tax return, filing, declaration, information statement or other form or document required to be filed in connection with or with respect to any Tax.

2.44 “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

2.45 “Transaction Documents” means (i) any documents or instruments to be executed by the Company, Buyer, Mead Park Holdings, LP, the Mead Park Buyer, and IFMI, LLC in connection with this Agreement, including the Note, and the Registration Rights Agreement; and (ii) the Voting Agreements, together, in each case, with all modifications, amendments, extensions, future advances, renewals, and substitutions thereof and thereto.

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2.46 “Voting Agreement Signatories” means, collectively, Daniel G. Cohen, Christopher Ricciardi, Stephanie Ricciardi, The Ricciardi Family Foundation, James J. McEntee, III, Joseph W. Pooler, Jr., Doug Listman, Rachael Fink, Walter Beach, Rodney E. Bennett, Thomas P. Costello, G. Steven Dawson, Joseph M. Donovan, Jack Haraburda, Lance Ullom, Charles W. Wolcott and Neil S. Subin.

In addition, the following terms shall have the respective meanings ascribed to them in the corresponding Sections:

Term	Section
2013 Annual Meeting of Stockholders	Section 6.7
8-K Filing	Section 6.5
Agreement	Preamble
Amended and Restated Cohen Employment Agreement	Recitals
Articles of Incorporation	Section 5.1
Benefit Plan	Section 5.18
Buyer	Preamble
Buyer Indemnified Parties	Section 9.1
Bylaws	Section 5.1
Closing	Section 3.2
Closing Date	Section 3.2
Code	Recitals
Common Share(s)	Recitals
Common Stock	Recitals
Common Stock Purchase Price	Recitals
Company	Preamble
Company Indemnified Parties	Section 9.2
Company Proxy Statement	Section 6.7
Effective Date	Preamble
Employees	Section 5.18
ERISA	Section 5.18
ERISA Plans	Section 5.18
Exchange Agreement	Recitals
Investment Company Act	Section 5.17
Financial Statements	Section 5.7
LLC Agreement Amendment	Recitals
Listing Application	Section 6.6
Mead Park Buyer	Preamble
Mead Park Note	Recitals
Mead Park Purchase Agreement	Recitals
Mead Park Shares	Recitals
Minority Board Representative	Section 6.8(a)
New Security	Section 6.9(a)
Note	Recitals
Note Purchase Price	Recitals
Pension Plan	Section 5.18
Registration Rights Agreement	Recitals
Rule 144	Section 5.21
Rule 144 Certificate	Section 6.2(b)ii
SEC	Recitals
SEC Documents	Section 5.7
Securities Act	Recitals

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Term	Section
Securities Being Sold	Section 6.2(b)ii
Share Reserve	Section 6.4
Shareholder Rights Plan	Recitals
Stockholder Proposal	Section 6.7
Transaction Deadline	Section 10.1(b)ii
Voting Agreements	Recitals

ARTICLE III

PURCHASE AND SALE OF SECURITIES

3.1 Purchase and Sale of Securities. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, on the Closing Date, (i) Buyer agrees to purchase the Securities; and (ii) the Company agrees to sell and to issue to Buyer the Securities for the aggregate amount of the Common Stock Purchase Price and the Note Purchase Price.

3.2 Closing. The closing (the “Closing”) of the transactions contemplated hereby will occur at the offices of Duane Morris LLP, 30 South 17th Street, Philadelphia, Pennsylvania, commencing at 9:00 a.m. local time on the second (2nd) business day after the satisfaction or waiver of all conditions in Article VII and Article VIII (other than conditions with respect to actions that the respective parties hereto will take at the Closing), or at such other location and on such other date as the parties mutually determine (the “Closing Date”).

3.3 Form of Payment; Delivery of Securities. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, on the Closing Date, (i) Buyer shall deliver to the Company the Common Stock Purchase Price and the Note Purchase Price, in the form of wire transfers of immediately available U.S. funds; and (ii) the Company shall deliver to Buyer the Securities, duly executed on behalf of the Company, together with any other documents required to be delivered pursuant to this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to the Company that:

4.1 Organization; Authority. Buyer is duly organized, validly existing under the laws of the jurisdiction of its organization with the requisite limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and by each of the Transaction Documents to which Buyer is a party and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by Buyer of this Agreement and of each of the Transaction Documents to which Buyer is a party have been duly authorized by all necessary limited liability company action, on the part of Buyer. Each of this Agreement and the Transaction Documents to which Buyer is a party has been (or upon delivery will have been) duly executed by Buyer, and, when delivered by Buyer in accordance with the terms hereof and thereof, will constitute the valid and legally binding obligation of Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

4.2 No Conflicts. The execution, delivery and performance by Buyer of this Agreement and the Transaction Documents to which Buyer is a party and the consummation by Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Buyer, (ii) conflict with, or

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constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract, indenture or instrument to which Buyer is a party, or (iii) result in a violation of any Law, rule, regulation, order, judgment or decree (including federal and state securities Laws) applicable to Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Buyer to perform its obligations hereunder.

4.3 Investment Purpose. Buyer understands that the Securities are not, and the Conversion Shares will not be, registered under the Securities Act or any applicable state securities Laws (subject to the Registration Rights Agreement). Buyer is acquiring the Securities and, upon exercise of the Note (if applicable), will acquire the Conversion Shares issuable upon exercise thereof, as principal for its own account for investment only and not with a view to or for the purpose of distributing or reselling such Securities or Conversion Shares (if applicable) or any part thereof in violation of the Securities Act or any applicable state securities Laws. Buyer does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities or the Conversion Shares (if applicable) (or any securities which are derivatives thereof) to or through any person or entity; Buyer is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

4.4 Accredited Buyer Status; Experience of Buyer. At the time Buyer was offered the Securities, it was, on each date on which it acquires Securities it will be, and on each date on which it exercises the Note (if applicable) it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Buyer, either alone or together with its representatives (if any), has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Buyer acknowledges that it can bear the economic risk and complete loss of its investment in the Securities.

4.5 Residency. Buyer has its principal place of business in the State of New York.

4.6 Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

4.7 Information. Buyer and its advisors have been furnished with all materials relating to the business, finances and operations of the Company and information Buyer deemed material to making an informed investment decision regarding its purchase of the Securities, which have been requested by Buyer. Buyer and its advisors have been afforded with the opportunity to ask questions of the Company and its management. Buyer has sought such accounting, legal, tax and other professional advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

4.8 Restrictions on Transferability. Buyer understands that because the Securities have not have been registered under the Securities Act, Buyer cannot dispose of any or all of the Securities unless such Securities are subsequently registered under the Securities Act or exemptions from registration are available. Buyer acknowledges and understands that, except as provided in the Registration Rights Agreement, it has no registration rights. By reason of these restrictions, Buyer understands that it may be required to hold the Securities for an indefinite period of time. Buyer understands that each certificate or other instrument representing the Securities and the Conversion Shares will bear appropriate legends reflecting the foregoing as well as state “blue sky” legends. In addition, appropriate transfer restrictions will be affixed to any notation in the DRS for any Securities or Conversion Shares.

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4.9 Brokers and Finders. Buyer has not employed any Person, or incurred any liability, for any financial advisory, brokerage or finder’s fee or commission, and no broker or finder has acted directly or indirectly for Buyer, in connection with the transactions contemplated by this Agreement and the Transactions Documents.

4.10 Independent Investment Decision. Buyer has evaluated, independently of the Company, the merits of its decision to purchase the Securities pursuant to this Agreement and the Transaction Documents. Buyer understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Buyer in connection with the purchase of the Securities constitutes legal, tax or investment advice.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth and disclosed in the disclosure schedule attached to this Agreement and made a part hereof or as set forth in the SEC Documents (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or other statements, in each case, that are predictive or forward-looking in nature), the Company hereby makes the following representations and warranties to Buyer:

5.1 Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Maryland, with the requisite power and authority to own or lease and use its properties and Assets and to carry on its business as currently conducted and as currently proposed to be conducted. The Company is not in violation of any of the provisions of the Articles of Incorporation or the Bylaws. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the Knowledge of the Company, is threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company has furnished or made available to Buyer true, complete and correct copies of: (A) the Company’s Articles of Incorporation, as amended and as in effect on the Effective Date (the “Articles of Incorporation”); and (B) the Company’s Bylaws, as in effect on the Effective Date (the “Bylaws”).

5.2 Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the issuance, sale and delivery of the Securities and the reservation for issuance and the subsequent issuance of the Conversion Shares upon exercise of the Note) have been duly authorized by all necessary corporate action on the part of the Company, and, other than the approval by the Company’s stockholders of the Stockholder Proposal, no further corporate action is required by the Company, the Board of Directors or its stockholders in connection herewith and therewith. Each of this Agreement and the Transaction Documents to which the Company is a party has been (or upon delivery will have been) duly and validly executed by the Company and is, or when delivered in accordance with the terms hereof will constitute, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. The Board of Directors has resolved that the transactions contemplated by this Agreement and the Transaction Documents are in the best interests of stockholders of the Company.

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5.3 Capitalization. The authorized capital stock of the Company consists of: (a) 100,000,000 shares of Common Stock, of which 12,237,104 shares of Common Stock are issued and outstanding as of the Effective Date; (b) 10,000,000 shares of Preferred Stock, par value $0.001 per share, all of which are designated as Series C Junior Participating Preferred Stock, none of which are issued or outstanding as of the Effective Date; and (c) 50,000,000 shares of Preferred Stock, par value $0.001 per share, of which 4,983,557 shares are designated as Series E Voting Non-Convertible Preferred Stock, all of which are issued and outstanding as of the Effective Date. All outstanding shares of Common Stock and Series E Voting Non-Convertible Preferred Stock have been duly authorized, validly issued and are fully paid and nonassessable. The Common Stock is currently quoted on the NYSE MKT under the trading symbol “IFMI,” and the Company has maintained all requirements on its part for the continuation of such quotation. No shares of Common Stock are subject to preemptive rights or any other similar rights. Except as contemplated hereby and as set forth on Schedule 5.3 hereto, as of the Effective Date: (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or Contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company; (ii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other Contracts or instruments evidencing indebtedness of the Company, or by which the Company is or may become bound; (iii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (except pursuant to the Registration Rights Agreement); (iv) there are no financing statements securing any obligations of the Company; (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein; and (vi) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no Contracts by which the Company is or may become bound to redeem a security of the Company. Schedule 5.3 attached hereto contains a pro forma beneficial ownership table for the Company giving effect to the transactions contemplated by this Agreement and the other Transaction Documents.

5.4 Subsidiaries. Except as set forth on Schedule 5.4 hereto, the Company has no other Subsidiaries and all shares of the outstanding capital stock of each Subsidiary are owned directly or indirectly by the Company. All of such shares so owned by the Company are duly authorized, validly issued and are fully paid and nonassessable, and are owned by it free and clear of any Encumbrance with respect thereto. Each Significant Subsidiary is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has the requisite power and authority to own or lease and use its properties and Assets and to carry on its business as currently conducted and as currently proposed to be conducted, in each case except as would not reasonably be expected to have a Material Adverse Effect on the Company. Except as set forth on Schedule 5.4 hereto, the Company does not own beneficially, directly or indirectly, more than five percent (5%) of any class of equity securities or similar interests of any organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture. Except as set forth on Schedule 5.4 hereto, no equity security of any Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, right to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of such Subsidiary, and there are no Contracts, commitments, understandings or arrangements by which any Subsidiary is or may become bound to issue additional shares of its capital stock, or any option, warrant, scrip, right to subscribe to, call or commitment of any character whatsoever relating to, or securities or rights convertible into, any shares of its capital stock.

5.5 No Conflicts; Consents and Approvals. The execution, delivery and performance of this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of any of the Securities and the Conversion Shares, and compliance by the Company with any provisions of the Transaction Documents will not: (i) constitute or result in a violation of or conflict with the Articles of Incorporation, Bylaws, or any other organizational or governing documents of Company or any Subsidiary; (ii) constitute or result in a violation of, or a default or breach under (either

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immediately, upon notice, upon lapse of time, or both), or conflicts with, or gives to any other Person any rights of termination, amendment, acceleration or cancellation of, any provision of any Contract, indenture or instrument to which Company or any Subsidiary is a party or by which it may be bound, or to which the Company or any Subsidiary or any of their Assets or properties may be bound (other than immaterial contracts relating to back office operations, systems and facilities or similar matters); (iii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, any Judgment; (iv) assuming that, in connection with the transactions contemplated hereby, the parties hereto timely make all of the filings required by applicable state securities Laws and under the applicable rules and regulations of the Trading Market constitute a violation of, or conflict with, any Law, rule, regulation, order, judgment or decree (including federal and state securities Laws); or (v) result in the loss or adverse modification of, or the imposition of any fine, penalty or other Encumbrance with respect to, any Permit granted or issued to, or otherwise held by or for the use of, the Company or any Subsidiary or any of the their Assets or properties; except, in the case of clause (v), for such violations, defaults, breaches, conflicts, losses, modifications or impositions that have not had and would not reasonably be expected to have a Material Adverse Effect. The Company is not in default or breach (and no event has occurred which with notice or lapse of time or both could put the Company in default or breach) under, and the Company has not taken any action or failed to take any action that would give to any other Person any rights of termination, amendment, acceleration or cancellation of, any material Contract to which the Company is a party or by which any property or Assets of the Company are bound or affected. Except with respect to the SEC and the Trading Market and as specifically contemplated by this Agreement or the Transaction Documents, the Company is not required to obtain any Consent of, from, or with any Governmental Authority, or any other Person, and no expiration or termination of any statutory waiting period is necessary, in order for the Company to execute, deliver or perform any of its obligations under this Agreement and the Transaction Documents in accordance with the terms hereof or thereof, or to issue, sell and deliver the Securities and the Conversion Shares in accordance with the terms hereof and thereof. All Consents which the Company is required to obtain pursuant to the immediately preceding sentence have been obtained or effected on or prior to the Effective Date or will be obtained or effected on or prior to Closing or as otherwise required under the rules and regulations of the applicable Governmental Authority.

5.6 Issuance of Securities. The Securities to be issued pursuant to this Agreement have been duly authorized by all necessary corporate action of the Company and, upon issuance in accordance with the terms hereof, the Common Shares, the Note and the Conversion Shares, as applicable, shall be duly and validly issued, fully paid and non-assessable, and free from all Encumbrances with respect to the issue thereof, and, assuming the accuracy of the representations and warranties of Buyer set forth in Article IV above, will be issued in compliance with all applicable United States federal and state securities Laws.

5.7 Listing and Maintenance Requirements; SEC Documents; Financial Statements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or that is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has filed all reports, schedules, forms, statements and other documents, together with any amendments thereto, required to be filed by it with the SEC under the Exchange Act (all of the foregoing filed within the two (2) years preceding the Effective Date and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”). The Company is current with its filing obligations under the Exchange Act and there are no outstanding comments from the SEC with respect to any report, schedule, form, statement and other document required to be filed by it with the SEC under the Exchange Act. The Company represents and warrants that true and complete copies of the SEC Documents are available on the SEC’s website (www.sec.gov) at no charge. As of their respective dates, the SEC Documents complied in all material respects with the applicable requirements of the Exchange Act, and none of the SEC Documents, at the time they were filed with or furnished to the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No executive officer of the Company has failed in any respect to make the

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certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002. To the Knowledge of the Company as of the Effective Date, there are no facts or circumstances that would prevent its current Chief Executive Officer and Chief Financial Officer from giving the certifications and attestations required pursuant to Rules 13a-14 and 15d-14 under the Exchange Act, without qualification, with respect to the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2013. As of their respective dates, the financial statements of the Company included in the SEC Documents (collectively, the “Financial Statements”) (i) have been prepared from the books and records of the Company and the Subsidiaries, (ii) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (iii) have been prepared in accordance with GAAP, consistently applied during the periods involved and (iv) fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and comprehensive income/loss, changes in equity and cash flows for the periods then ended, subject, in the case of unaudited statements, to the absence of notes and normal year-end audit adjustments.

5.8 Absence of Certain Changes. Except as otherwise disclosed to Buyer in writing on or prior to the date hereof, since the date upon which the last of the SEC Documents was filed with the SEC, there has been no event or circumstance of any nature whatsoever that has resulted in, or would reasonably be expected to result in, a Material Adverse Effect.

5.9 Absence of Litigation; No Undisclosed Liabilities. Except as otherwise disclosed to Buyer in writing on or prior to the date hereof or as would not reasonably be expected to have a Material Adverse Effect, (i) there is no Proceeding before or by any Governmental Authority or any other Person, pending, or to the Knowledge of the Company, threatened or contemplated by, against or affecting the Company or any Subsidiary, or their Assets; and (ii) there are no outstanding Judgments against or affecting the Company, any Subsidiary, or their Assets. There are no obligations that are not appropriately reflected or reserved against in the financial statements described in Section 5.7 to the extent required to be so reflected or reserved against in accordance with GAAP, except for (i) liabilities that have arisen since December 31, 2012 in the ordinary course of business consistent with past practice and (ii) liabilities that have not had and would not reasonably be expected to have a Material Adverse Effect.

5.10 Title to Assets. Except as set forth on Schedule 5.10 hereto, the Company or a Significant Subsidiary has good and marketable title to, or a valid leasehold interest in, all of its Assets which are material to the business and operations of the Company and the Significant Subsidiaries as presently conducted, free and clear of all Encumbrances or restrictions on the transfer or use of same. Except as would not have a Material Adverse Effect, the Company’s Assets are in good operating condition and repair, ordinary wear and tear excepted.

5.11 Compliance with Laws. The Company and the Subsidiaries (i) are in material compliance with all applicable Laws and Judgments; (ii) to the Knowledge of the Company, have all material Permits and such Permits are in full force and effect and no material suspension or cancellation of any of them is threatened; and (iii) to the Knowledge of the Company, are not under investigation with respect to, and have not been threatened to be charged with or given notice of, any material violation of all applicable Laws and Judgments.

5.12 No Directed Selling Efforts or General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D promulgated under the Securities Act) in connection with the offer or sale of any of the Securities.

5.13 Tax Matters. The Company and each of its Affiliates has made and timely filed all United States federal income Tax Returns and all foreign income Tax Returns and all other material Tax Returns required to be filed by it, and each such Tax Return has been prepared in material compliance with all applicable Laws, and all such Tax Returns are true and accurate in all material respects. Except and only to the extent that the Company or any of its Affiliates, as the case may be, has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported Taxes, the Company and each of its Affiliates has timely paid all Taxes

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shown or determined to be due on such Tax Returns, except those being contested in good faith, and the Company and each of its Affiliates has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such Tax Returns apply. There are no unpaid Taxes of the Company or any of its Affiliates in any material amount claimed to be due by the taxing authority of any jurisdiction, and, to the Knowledge of the Company, no basis for any such claim. The Company and each of its Affiliates has withheld and paid all Taxes to the appropriate Governmental Authority required to have been withheld and paid in connection with amounts paid or owing to any Person. There is no Proceeding or Claim for refund now in progress, pending or threatened against or with respect to the Company or any of its Affiliates, in each case, regarding Taxes. Neither the Company nor any of its Affiliates has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in each case, that is still in effect, or has pending a request for any such extension or waiver. Neither the Company nor any of its Affiliates has entered into any “listed transaction” within the meaning of Treasury Regulations section 1.6011-4(b)(2). Neither the Company nor any of its Affiliates has liability for the Taxes of any person other than the Company or any of its Affiliates under Treasury Regulations section 1.1502-6 (or any similar provision of state, local or foreign law). Neither the Company nor any of its Affiliates is party to, bound by or has any obligation under any Tax allocation, Tax sharing, Tax indemnity or similar agreement, arrangement or understanding (other than any agreement, arrangement or understanding solely among the Company and its Affiliates). Neither the Company nor any of its Affiliates is currently subject to a section 382 limitation, as defined in section 382 of the Code, with respect to any of its Tax attributes. The representation made in the previous sentence will be true immediately after the end of the Closing Date. The aggregate amount of the net operating loss carryovers for United States federal income tax purposes of the Company and its Affiliates as of December 31, 2011 equals or exceeds $88,830,601 and as of December 31, 2012, as currently estimated in good faith by the Company (but subject to future adjustment), equals or exceeds $86,051,682, and Schedule 5.13 attached hereto sets forth the dates on which such net operating loss carryforwards expire. The aggregate amount of the net capital loss carryovers for United States federal income tax purposes of the Company and its Affiliates as of December 31, 2011 equals or exceeds $41,251,297 and as of December 31, 2012, as currently estimated in good faith by the Company (but subject to future adjustment), equals or exceeds $58,892,311, and Schedule 5.13 attached hereto sets forth the dates on which such net capital loss carryforwards expire.

5.14 Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to Assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for Assets is compared with the existing Assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company (A) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Chief Executive Officer and the Chief Financial Officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the audit committee of the Board of Directors (x) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since December 31, 2010, (i) neither the Company nor any Subsidiary nor, to the Knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any Subsidiary has received, or otherwise had or obtained knowledge of, any complaint, allegation, assertion or claim that the Company or any Subsidiary has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any Subsidiary, whether or not employed by the Company or any Subsidiary, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company.

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5.15 Acknowledgment Regarding Buyer’s Purchase of the Securities. The Company acknowledges and agrees that Buyer is acting solely in the capacity of an “arm’s length” purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Buyer’s purchase of the Securities. The Company further represents to Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

5.16 Brokerage Fees. There is no Person acting on behalf of the Company as placement agent in connection with the transactions contemplated hereby, and, other than the Special Committee’s retention of Sandler O’Neill, there is no Person acting on behalf of the Company who is entitled to or has any claim for any financial advisory, brokerage or finder’s fee or commission in connection with the execution of this Agreement or the transactions contemplated hereby.

5.17 Investment Company. The Company is not an “investment company” as defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Company does not sponsor any person that is such an investment company.

5.18 Employee Matters. All benefit and compensation plans, contracts, policies, programs or arrangements covering current or former employees, Directors and consultants of the Company and its Subsidiaries (the “Employees”), including, but not limited to, “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and employment, consulting, retirement, pension, severance, termination, change in control, vacation, deferred compensation, stock option, stock purchase, stock appreciation rights, equity based, incentive, bonus, profit sharing, insurance, medical, welfare, fringe or other benefit plans, contracts, policies, programs or arrangements (the “Benefit Plans”) are listed in this Schedule 5.18 attached hereto, and each Benefit Plan which has received a favorable opinion letter from the Internal Revenue Service National Office, including any master or prototype plan, has been separately identified. All Benefit Plans are in substantial compliance with ERISA, the Code and other applicable laws. Each Benefit Plan which is subject to ERISA (the “ERISA Plans”) that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (“Pension Plan”) and that is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service and, to the Knowledge of the Company, there are no circumstances likely to result in revocation of any such favorable determination letter or the loss of the qualification of such Pension Plan under Section 401(a) of the Code. Neither the Company nor any Subsidiary has engaged in a transaction with respect to any ERISA Plan that, assuming the taxable period of such transaction expired as of the Effective Date, could subject the Company or any Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA in an amount which would be material. Neither the Company nor any of the Subsidiaries has incurred or reasonably expects to incur a material tax or penalty imposed by Section 4980F of the Code or Section 502 of ERISA. Neither the Company, any Subsidiary nor any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (x) maintains or contributes to or has within the past six years maintained or contributed to a Pension Plan that is subject to Subtitles C or D of Title IV of ERISA or (y) maintains or has an obligation to contribute to or has within the past six years maintained or had an obligation to contribute to a multiemployer plan, as defined in Section 3(37) of ERISA. All contributions required to be made under each Benefit Plan, as of the Effective Date, have been timely made and all obligations in respect of each Benefit Plan have been properly accrued and reflected in the Financial Statements. As of the Effective Date, there is no material pending or, to the Knowledge of the Company threatened, litigation relating to the Benefit Plans. Neither the Company nor any Subsidiary has any obligations for retiree health and life benefits under any Benefit Plan or collective bargaining agreement. The Company or its Subsidiaries may amend or terminate any such retiree health and life plan at any time without incurring any liability thereunder other than in respect of claims incurred prior to such amendment or termination. There has been no amendment to, announcement by the Company or any Subsidiary relating to, or change in participation or coverage under, any Benefit Plan which

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would increase materially the expense of maintaining such plan above the level of the expense incurred therefor for the most recent fiscal year. None of the transactions contemplated by this Agreement or the other Transaction Documents, individually or in the aggregate, (i) constitute a “change in control” or “change of control” (or phrases of similar import) within the meaning of any Benefit Plan, (ii) result in any payment or benefit (including severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any Employee, the Directors or any consultant of the Company or any Subsidiary under any Benefit Plan, (iii) result in payments under any of the Benefit Plans which would not be deductible under Section 162(m) of the Code, (iv) increase any compensation or benefits otherwise payable under any Benefit Plan, (v) result in any acceleration of the time of payment or vesting of any such benefits, (vi) require the funding or increase in the funding of any such benefits, or (vii) result in any limitation on the right of the Company or any Subsidiary to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.

5.19 Risk Management; Derivatives. The Company and the Significant Subsidiaries have in place risk management policies and procedures designed to protect against material risks of the type and in amounts reasonably expected to be incurred by Persons of similar size and in similar lines of business as the Company and the Significant Subsidiaries.

5.20 Foreign Corrupt Practices and International Trade Sanctions. To the Knowledge of the Company, neither the Company nor any Subsidiary, nor any of their respective directors, officers, agents, employees or any other persons acting on their behalf (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal, or state legal requirement; (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person knowing that the person shall pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing any improper advantage, or inducing a foreign official to use their influence to affect a governmental decision; (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts; (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations; or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

5.21 Rule 144. With a view to making available to Buyer the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”), or any similar rule or regulation of the SEC that may at any time permit Buyer to sell any of the Securities to the public without registration, the Company represents and warrants that: (i) the Company is, and has been for a period of at least ninety (90) days immediately preceding the Effective Date, subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; (ii) the Company has filed all required reports under Section 13 or 15(d) of the Exchange Act, as applicable, during the twelve (12) months preceding the Closing Date (or for such shorter period that the Company was required to file such reports); and (iii) the Company is not and has not been an issuer defined as a Shell Company.

Buyer acknowledges and agrees that the Company makes no representations or warranties whatsoever, express or implied, except for those specifically set forth in this Article V, in any certificate delivered hereto or in any other Transaction Document.

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ARTICLE VI

COVENANTS

6.1 Use of Proceeds. The proceeds from the purchase and sale of the Securities shall be used by the Company for general corporate purposes.

6.2 Affirmative Covenants of the Company. Following the Closing, for so long as Buyer, Daniel G. Cohen and its or their controlled Affiliates, Principals and Family Group members collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock), unless waived in writing by Buyer:

(a) Reporting Status; Listing. The Company shall (i) file all reports required to be filed under the Securities Act, under the Exchange Act, under any federal or state securities Laws and regulations applicable to the Company, and under the rules and regulations of the Trading Market; and (ii) comply in all material respects with the Company’s required reporting, filing and other obligations under the Bylaws or rules of the Trading Market.

(b) Rule 144. The Company shall:

i. use its reasonable best efforts to make, keep and ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144, is publicly available;

ii. furnish to Buyer, promptly upon reasonable request, such statements, reports, documents or other information as may be reasonably requested by Buyer to permit Buyer to sell any of the Securities or Conversion Shares pursuant to Rule 144 without limitation or restriction;

iii. promptly, at the request of Buyer, give the Company’s transfer agent instructions to the effect that, upon the transfer agent’s receipt from Buyer of a certificate (a “Rule 144 Certificate”) certifying the eligibility for sale under Rule 144 of any portion of the Securities or Conversion Shares which Buyer proposes to sell (the “Securities Being Sold”), and receipt by the transfer agent of a “Rule 144 Opinion” from the Company or its counsel (or from Buyer and its counsel), the transfer agent is to effect the transfer of the Securities Being Sold and issue to such transferee(s) thereof the transferred Securities Being Sold. If the transfer agent requires any additional documentation in connection with any proposed transfer by Buyer of any Securities Being Sold, then the Company shall promptly deliver or cause to be delivered to the transfer agent or to any other Person, all such additional documentation as may be necessary to effectuate the transfer of the Securities Being Sold and the issuance of an unlegended certificate to any transferee thereof, all at the Company’s expense; and

iv. take such further action as Buyer may reasonably request, all to the extent required from time to time to enable Buyer to sell the Securities or the Conversion Shares without registration under the Securities Act.

(c) Access to Books and Records. The Company shall afford to Buyer and its representatives (including officers and employees of Buyer, and counsel, accountants and other professionals retained by Buyer), during normal business hours and upon reasonable notice to the Company, such access to the Company’s books, records, properties and personnel and to such other information as Buyer (if Buyer is not Daniel G. Cohen) may reasonably request; provided, however, that the Company may withhold such access to Buyer (if Buyer is not Daniel G. Cohen) or any such representative in the event that Buyer or such representative shall fail to execute a confidentiality agreement in a form reasonably satisfactory to the Company.

(d) Efforts. The Company shall use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary Consents or Permits, or any exemption by, all third parties and Governmental Authorities, and

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expiration or termination of any applicable waiting periods, necessary or advisable to consummate the transactions contemplated by this Agreement and the other Transaction Documents and to perform covenants contemplated by this Agreement and the other Transaction Documents.

6.3 Fees and Expenses. Each party shall bear its own expenses in connection with the transactions contemplated by this Agreement and the Transaction Documents; provided, however, that in the event that Buyer terminates this Agreement under Section 10.1(b)i or Section 10.1(e)(i) or the Company terminates this Agreement under Section 10.1(f)(ii), the Company will reimburse Buyer for all out-of-pocket expenses incurred by Buyer and its Affiliates in connection with due diligence, the negotiation and preparation of this Agreement, the Transaction Documents and the undertaking of the transactions contemplated herein and therein (including fees and expenses of counsel), up to an aggregate maximum amount of Three Hundred Thousand Dollars ($300,000).

6.4 Reservation of Shares. The Company shall, at all times, have authorized and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary for the issuance of all of the Conversion Shares upon conversion of the Note (collectively, the “Share Reserve”). If at any time the Share Reserve is insufficient, then the Company shall, as soon as reasonably practicable, take all required measures to implement an increase of the Share Reserve accordingly. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, then the Company shall call and hold a special meeting of the stockholders of the Company within ninety (90) business days of such occurrence, for the purpose of increasing the number of shares of Common Stock authorized, and, at any such special meeting, the Company’s management shall recommend to the stockholders to vote in favor of increasing the number of shares of Common Stock authorized.

6.5 Disclosure of Transactions and Other Material Information. The Company shall, on or before 8:30 a.m., New York City time, on the first (1st) trading day after the date of this Agreement, issue a press release disclosing the material terms of the transactions contemplated by this Agreement and the Transaction Documents. On or before 5:30 p.m., New York City time, on the second (2nd) business day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Agreement and by the Transaction Documents in the form required by the Exchange Act (the “8-K Filing”). None of the Company, its Subsidiaries, or Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated by this Agreement or by the Transaction Documents without the express written consent of all of the other parties to this Agreement (such consent not to be unreasonably withheld or delayed); provided, however, that the Company shall be entitled, without the prior approval of Buyer, to file the 8-K Filing or other public disclosure as is required by applicable Law and regulations, subject to providing Buyer with reasonable opportunity to comment thereon. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Buyer or any of its Affiliates, or include the name of Buyer or any of its Affiliates in any filing with the SEC or any regulatory agency or Trading Market, without the prior consent of Buyer (such consent not to be unreasonably withheld or delayed), except: (a) as required by federal securities Laws in connection with (x) the 8-K Filing, (y) any registration statement contemplated by the Registration Rights Agreement, or (z) the filing of this Agreement and the final Transaction Documents with the SEC; and (b) to the extent that such disclosure is required by Law or Trading Market rules and regulations, in which case the Company shall provide Buyer with prior notice of such disclosure permitted under this clause (b).

6.6 NYSE MKT Listing Application. Following the Effective Date and prior to the Closing, the Company shall prepare and file with the NYSE MKT an Additional Listing Application (the “Listing Application”) relating to the Common Shares and the Conversion Shares.

6.7 Stockholder Meeting and Company Proxy Statement. As promptly as reasonably possible following the Effective Date, but in any event within forty-five (45) days of the Effective Date, the Company shall call a meeting of its stockholders (the “2013 Annual Meeting of Stockholders”) to vote on, among other things,

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proposals (collectively, the “Stockholder Proposal”) regarding the issuance of the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares for purposes of Sections 711 and 713 of the NYSE MKT’s Company Guide, as applicable. The Board of Directors shall recommend to the Company’s stockholders that such stockholders approve the Stockholder Proposal, and shall not modify or withdraw such resolution. In connection with the 2013 Annual Meeting of Stockholders, the Company shall promptly prepare and file with the SEC a Definitive Proxy Statement on Schedule 14A pursuant to Section 14(a) of the Exchange Act (the “Company Proxy Statement”), shall use its reasonable best efforts to solicit proxies for such stockholder approval and shall use its reasonable best efforts to respond to any comments of the SEC or its staff and to cause a definitive proxy statement related the 2013 Annual Meeting of Stockholders to be mailed to the Company’s stockholders promptly after clearance by the SEC. The Company shall notify Buyer promptly of the receipt of any comments from the SEC or its staff with respect to the Company Proxy Statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and shall supply Buyer with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to the 2013 Annual Meeting of Stockholders there shall occur any event that is required to be set forth in an amendment or supplement to the Company Proxy Statement, the Company shall promptly prepare and mail to its stockholders such an amendment or supplement. The Company agrees promptly to correct any information provided by it or on its behalf for use in the Company Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall promptly prepare and mail to its stockholders an amendment or supplement to correct such information to the extent required by applicable Laws. The Company shall consult with Buyer prior to mailing the Company Proxy Statement, or any amendment or supplement thereto, and provide Buyer with reasonable opportunity to comment thereon. The Board of Directors’ recommendation described in this Section 6.7 shall be included in the Company Proxy Statement.

6.8 Board Representatives.

(a) Minority Board Representative. Following the Closing, if Buyer, Daniel G. Cohen and its or their controlled Affiliates, Principals and Family Group members collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock) as of the record date of a Meeting, then:

i. Buyer shall be entitled to designate one (1) individual (the “Minority Board Representative”) to stand for election to the Board of Directors at such Meeting; provided, however, that such Minority Board Representative shall have satisfied all of the requirements applicable to the Directors under applicable Law, the Articles of Incorporation, the Bylaws and any customary director qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing; and

ii. the Board of Directors shall (i) nominate such Minority Board Representative for election to the Board of Directors at such Meeting; (ii) recommend to the Company’s stockholders the election of the Minority Board Representative at such Meeting; and (iii) solicit proxies for such Minority Board Representative in connection with such Meeting to the same extent as it does for any of its other nominees to the Board of Directors.

(b) Upon any Minority Board Representative’s death, resignation, retirement, disqualification or removal from office as a Director (including by failure to elect or re-elect), if there is a vacancy on the Board of Directors as a result of such occurrence, then:

i. Buyer shall have the right to designate the successor for such Minority Board Representative; provided, however, that such successor shall have satisfied all of the requirements applicable to the Directors under applicable Law, the Articles of Incorporation, the Bylaws and any customary director qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing; and

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ii. the Board of Directors take all necessary actions to fill the vacancy resulting therefrom with such successor.

(c) Removal of Board Representatives. Notwithstanding any other provision of this Agreement, if Buyer, Daniel G. Cohen and its or their controlled Affiliates, Principals and Family Group members collectively own less than ten percent (10%), then (A) the terms and conditions set forth in Section 6.9(a) and Section 6.9(b) shall be null and void; and (B) if so requested by the Board of Directors (in its sole discretion), Buyer shall cause the Minority Board Representative or any of its successors designated by Buyer pursuant to Section 6.9(a) and Section 6.9(b), to resign from his or her position as Director.

6.9 Gross-Up Rights.

(a) Sale of New Securities. After the Closing, for so long as Buyer, Daniel G. Cohen and its or their controlled Affiliates, Principals and Family Group members collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock) (before giving effect to any issuances triggering provisions of this Section 6.9), at any time that the Company or IFMI, LLC makes any public or nonpublic offering or sale of any equity (including the Common Stock, or any preferred stock or restricted stock), or any securities, options or debt that is convertible or exchangeable into equity (including Convertible IFMI LLC Units) or that includes an equity component (such as, an “equity” kicker) (including any hybrid security) (any such security, a “New Security”) other than (i) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board of Directors (so long as the authorized awards under the Company’s stock incentive plans represent less than ten percent (10%) of the outstanding shares of the Company’s capital stock) or the issuance of capital stock pursuant to any employee stock purchase plan of the Company approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case, in the ordinary course of providing incentive compensation, (ii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction, (iii) issuances of shares of the Common Stock upon the conversion or exercise of any convertible preferred stock or notes outstanding as of the Effective Date or issued pursuant to the Transaction Documents, in each case, in accordance with the terms thereof as of the Effective Date); (iv) issuances of rights, stock or other property pursuant to the Shareholder Rights Plan; or (v) issuances of Convertible IFMI LLC Units pursuant to Section 6.10(x) or (y) of the IFMI LLC Agreement, Buyer shall be afforded the opportunity to acquire from the Company and/or IFMI, LLC for the same price (net of any underwriting discounts or sales commissions) and on the same terms as New Securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate equivalent interest in the Company immediately prior to any such issuance of New Securities (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock).

(b) Notice. In the event the Company and/or IFMI, LLC proposes to offer or sell New Securities that are subject to Buyer’s rights under Section 6.9(a), the Company and/or IFMI, LLC (as applicable) shall give Buyer written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing and other terms upon which the Company and/or IFMI, LLC proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than five (5) business days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company and/or IFMI, LLC proposes to pursue any other offering. Buyer shall then have ten (10) business days from the date of receipt of such a notice to notify the Company and/or IFMI, LLC (as applicable) in writing that it intends to exercise its rights provided in this Section 6.9 and as to the amount of New Securities Buyer desires to purchase, up to the maximum amount calculated pursuant to Section 6.9(a). Such notice shall constitute a nonbinding indication of

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interest of Buyer to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s and/or IFMI, LLC’s notice to it. The failure of Buyer to respond within such ten (10) business day period shall be deemed to be a waiver of Buyer’s rights under this Section 6.9 only with respect to the offering described in the applicable notice. The Company shall cause IFMI, LLC to comply with this Section 6.9.

6.10 Redemption Transactions. Following the Closing, for so long as Buyer, Daniel G. Cohen and its or their controlled Affiliates, Principals and Family Group members collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock), the Company shall not redeem, recapitalize or repurchase any shares of capital stock of the Company, or rights, options or warrants to purchase shares of capital stock of the Company, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for capital stock of the Company (except with respect to the Conversion Shares) unless Buyer is given the right to participate in such redemption, recapitalization, or repurchase in a pro rata manner.

6.11 Additional Covenants Prior to Closing. Prior to the earlier of the Closing Date and the termination of this Agreement pursuant to Section 10.1, except as expressly provided in this Agreement or as otherwise consented to in writing in advance by Buyer:

(a) The Company shall promptly provide Buyer with written notice of the occurrence of any circumstance, event, change, development or effect occurring after the date hereof and relating to the Company or any Subsidiary of which the Company has Knowledge and which constitutes a Material Adverse Effect or otherwise causes or renders any of the representations and warranties of the Company or any Subsidiary, as applicable, set forth in this Agreement to be inaccurate.

(b) The Company shall not agree to any amendment, waiver or modification of the Transaction Documents to which Buyer is not a party.

(c) The Company will not modify, in any manner, the limited liability company agreement of IFMI, LLC, other than by the effectiveness of the LLC Agreement Amendment, which amendment shall not be modified in any manner.

(d) The Company shall and shall cause the Subsidiaries to take all actions necessary to ensure that none of the transactions contemplated by this Agreement or the other Transaction Documents, individually or in the aggregate, shall give rise to a “change in control” or “change of control,” the acceleration of any right, or result in any additional rights, under any Benefit Plan.

(e) The Company shall, and shall cause each Subsidiary to conduct its and their businesses only in the ordinary course of business consistent with past practice and shall use reasonable best efforts to maintain and preserve its and each Subsidiary’s business (including its business organization, Assets, goodwill and insurance coverage) and preserve business relationships with customers, strategic partners and others having business dealings with it.

(f) Except as required pursuant to any existing written, binding agreements in effect prior to the date of this Agreement, the Company shall not, and shall cause each Subsidiary to not, take any of the following actions:

i. other than in the ordinary course of business, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other Person or incur any indebtedness of the Company that would be senior in right of payment or any other respect to the Note;

ii. (A) adjust, split, combine or reclassify any capital stock of the Company; (B) make, declare or pay any dividend, or make any other distribution on, or directly or indirectly redeem, purchase or otherwise

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acquire, any shares of capital stock or any securities or obligations convertible into or exchangeable for any shares of the capital stock (except dividends paid by any Subsidiary to the Company or any of the Company’s other wholly-owned Subsidiaries and regular quarterly dividends in an amount not to exceed $0.02 per share); (C) grant any stock options, stock appreciation rights, performance shares, restricted stock units, restricted shares or other equity-based awards or interests, or grant any Person any right to acquire any shares of capital stock; or (D) issue, sell or otherwise permit to become outstanding any additional shares of capital stock or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock or any options, warrants, or other rights of any kind to acquire any shares of capital stock, except pursuant to the exercise of stock options or the settlement of equity compensation awards outstanding as of the Effective Date in accordance with their terms or as otherwise permitted by this Agreement;

iii. sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties or Assets to any Person other than a wholly-owned Subsidiary, or cancel, release or assign any indebtedness to any such Person or any Claims held by any such Person, in each case other than in the ordinary course of business or pursuant to contracts or agreements in force at the date of this Agreement;

iv. except for transactions in the ordinary course of business or pursuant to Contracts or agreements in force at the date of this Agreement or permitted by this Agreement, make any material investment either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or non-investment assets of any other Person other than a wholly-owned Subsidiary or make any capital expenditure in excess of Two Hundred Thousand Dollars ($200,000);

v. except for transactions in the ordinary course of business, terminate, materially amend, or waive any material provision of, any material Contract, as the case may be, or make any change in any instrument or agreement governing the terms of any of its securities, or material Contract, other than normal renewals of Contracts without material adverse changes of terms, or enter into any material Contract;

vi. except as required under applicable law or the terms of any Benefit Plan existing as of the Effective Date, as applicable, (A) enter into, adopt or terminate any employee benefit or compensation plan, program, policy or arrangement for the benefit or welfare of any current or former employee, officer, director or consultant, (B) amend (whether in writing or through the interpretation of) any employee benefit or compensation plan, program, policy or arrangement for the benefit or welfare of any current or former employee, officer, director or consultant, (C) materially increase the compensation or benefits payable to any current or former employee, officer, director or consultant (other than in connection with a promotion or change in responsibilities), (D) pay or award, or commit to pay or award, any bonuses or incentive compensation other than in the ordinary course consistent with past practice, (E) grant or accelerate the vesting of any equity-based awards or other compensation, (F) enter into any new, or amend any existing, employment, severance, change in control, retention, bonus guarantee, collective bargaining agreement or similar agreement or arrangement, (G) fund any rabbi trust or similar arrangement, (H) terminate the employment or services of any officer or any employee whose target annual compensation is greater than One Hundred Thousand Dollars ($100,000), other than for cause, or (I) hire any officer, employee, independent contractor or consultant who has target annual compensation (excluding targeted annual compensation based on commission) greater than One Hundred Thousand Dollars ($100,000);

vii. settle any material Claim, except in the ordinary course of business or for settlement of a Claim that is settled in an amount and for consideration not in excess of Five Hundred Thousand Dollars ($500,000) and that would not impose any material restriction on the business of the Company or any Subsidiary;

viii. amend its organizational documents or its bylaws or comparable governing documents;

ix. other than in prior consultation with Buyer, materially restructure or materially change its investment securities or derivatives portfolio or its interest rate exposure, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported or purchase any security rated below investment grade other than in the ordinary course of business within the capital limits currently in use by the Company;

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x. enter into any new line of business;

xi. take any action that, or fail to take any action the failure of which to be taken, could reasonably be expected to prevent or materially delay the consummation of the transactions contemplated in this Agreement and the Transaction Documents; or

xii. take, offer, propose or authorize any of, or commit or agree to take any of, the foregoing.

6.12 Efforts. Each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to consummate and make effective as promptly as practicable the transactions contemplated hereby and under the other Transaction Documents and to cooperate with the other parties in connection with the foregoing. Without limiting the generality of the foregoing, the Company shall use its reasonable best efforts to (i) obtain any required approvals or consents as promptly as practicable, (ii) to lift or rescind as promptly as practicable any injunction or restraining order or other order adversely affecting the ability of the parties hereto to consummate the transactions contemplated hereby, (iii) to effect all necessary registrations and filings, if any, and (iv) to fulfill all of the conditions to the obligations of the parties to consummate the transactions contemplated by this Agreement set forth in Article VIII. Without limiting the generality of the foregoing, Buyer shall use its reasonable best efforts to fulfill all of the conditions to the obligations of the parties to consummate the transactions contemplated by this Agreement set forth in Sections 7.1 and 7.4.

ARTICLE VII

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS TO SELL

The obligation of the Company hereunder to issue and to sell the Securities to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

7.1 Buyer’s Execution of Transaction Documents. Buyer shall have executed the Transaction Documents that require Buyer’s execution, and delivered such Transaction Documents to the Company.

7.2 NYSE MKT Approval of the Listing of the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares. Pursuant to the Listing Application, the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares shall have been approved for listing on the NYSE MKT by the NYSE MKT.

7.3 Company Stockholder Approval of Contemplated Transactions. In connection with the Company Proxy Statement, the Company’s stockholders shall have approved the issuance of the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares.

7.4 Accuracy of Buyer’s Representations; Compliance with Covenants. The representations and warranties of Buyer other than the Buyer Fundamental Representations shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article IV above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), the Buyer Fundamental Representations shall be true and correct in all respects (except for de minimis failures) and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

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ARTICLE VIII

CONDITIONS PRECEDENT TO BUYER’S OBLIGATIONS TO PURCHASE

The obligation of Buyer hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions (which conditions shall be deemed satisfied upon the occurrence of the Closing), provided that these conditions are for Buyer’s sole benefit and may be waived by Buyer at any time in its sole discretion:

8.1 Company Execution of the Transaction Documents. The Company shall have executed and delivered the Transaction Documents that require the Company’s execution and delivered such Transaction Documents to Buyer and all such Transaction Documents shall have been fully executed by all other parties thereto (other than Buyer) and remain in full force and effect.

8.2 NYSE MKT Approval of the Listing of the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares. Pursuant to the Listing Application, the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares shall have been approved for listing on the NYSE MKT by the NYSE MKT.

8.3 Company Stockholder Approval of Contemplated Transactions. In connection with the Company Proxy Statement, the Company’s stockholders shall have approved the issuance of the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares.

8.4 Composition of the Board of Directors. The Board of Directors shall consist of Daniel G. Cohen, Jack DiMaio, Christopher Ricciardi, and five (5) of the Current Independent Directors. In addition, Jack DiMaio shall be Chairman of the Board of Directors, and Daniel G. Cohen shall be Vice-Chairman of the Board of Directors and President of the Company’s European operations, including the President of CCFL.

8.5 Employment Agreements. The Cohen IFMI Employment Agreement shall have been amended and restated and the Cohen PrinceRidge Employment Agreement shall have been terminated, in each case, as provided in the Amended and Restated Cohen Employment Agreement, which shall be in full force and effect as of the Closing.

8.6 Mead Park Purchase Agreement. The Mead Park Purchase Agreement shall remain in effect and, simultaneous with the Closing, Mr. Cohen shall purchase from the Company and the Company shall sell to Mr. Cohen (i) the Mead Park Shares, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334); and (ii) the Mead Park Note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501), pursuant to the Mead Park Purchase Agreement.

8.7 Accuracy of Company’s Representations; Compliance with Covenants. The representations and warranties of the Company other than the Company Fundamental Representations and the representations set forth in Section 5.13 (Tax Matters) shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article V above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, in which case they shall be true and correct in all material respects as of such specified date), the Company Fundamental Representations and the representations set forth in Section 5.13 (Tax Matters) shall be true and correct in all respects (except for de minimis failures) and, with respect to any matter disclosed to Buyer in writing in response to a representation set forth Article V, there shall have been no materially adverse developments that would reasonably be expected to result in a Material Adverse Effect in connection with any such matter. The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

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8.8 Closing Certificates. The Company shall have executed and delivered to Buyer a closing certificate in substance and form reasonably required by Buyer, which closing certificate shall include and attach as exhibits: (i) a true copy of a certificate of good standing evidencing the formation and good standing of the Company, from the State of Maryland Department of Assessments and Taxation, as of a date within thirty (30) days of the Closing Date; (ii) the Articles of Incorporation; (iii) the Bylaws; and (iv) copies of the resolutions of the of the Company, consistent with Section 5.2, as adopted by the Board of Directors in a form reasonably acceptable to Buyer, and a senior executive officer of the Company shall have executed and delivered to Buyer a closing certificate, dated as of the Closing Date, certifying to the effect that the conditions set forth in Section 8.7 have been satisfied.

8.9 Opinion. Buyer shall have received from outside counsel to the Company, a written opinion dated as of the Closing Date that addresses (i) the due incorporation of the Company, (ii) the due authorization and valid issuance of the Common Shares and (iii) the due authorization, execution and delivery of this Agreement and the Transaction Documents and shall also have received a 10b-5 letter in form and substance reasonably satisfactory to Buyer.

8.10 Tax Benefits. Since the date of this Agreement, (i) there shall have been no material change to any rules under Sections 382, 383 or 384 of the Code that adversely affect the application of Sections 382, 383 or 384 of the Code to any net operating losses, unrealized built-in losses or other tax attributes of the Company and any Affiliate (if relevant) that exist on or after the Closing Date; and (ii) an Ownership Change (as defined by Section 382(g) of the Code), in Buyer’s reasonable judgment, has not occurred and will not occur as a result of the transactions contemplated herein. The Shareholder Rights Plan shall be in effect and shall have been in continuous effect since the Effective Date, with the distribution of preferred stock purchase rights occurring promptly thereafter.

8.11 Articles Supplementary; Designation and Issuance of Series E Voting Non-Convertible Preferred Stock. Articles supplementary to the Company’s Articles of Incorporation that provide for the designation of the Series E Voting Non-Convertible Preferred Stock shall have been filed with the State of Maryland Department of Assessments and Taxation and shall be effective. In accordance with the terms and provisions of the Exchange Agreement, any and all outstanding shares of Series D Voting Non-Convertible Preferred Stock shall have been exchanged into outstanding shares of Series E Voting Non-Convertible Preferred Stock, which series shall be perpetual, and all such shares of Series E Voting Non-Convertible Preferred Stock shall have been duly authorized, validly issued and shall be fully paid and nonassessable.

8.12 Amendment to IFMI LLC Agreement. The LLC Agreement Amendment shall be effective.

8.13 No Injunctions. No provision of any applicable Law and no Judgment shall prohibit the Closing or shall prohibit or restrict Buyer or its Affiliates from owning, voting, converting or exercising any Securities or Conversion Shares in accordance with the terms thereof and no Proceeding shall have been commenced by a Governmental Authority seeking to effect any of the foregoing.

ARTICLE IX

INDEMNIFICATION

9.1 Company’s Obligation to Indemnify. The Company hereby agrees to defend, indemnify and hold harmless Buyer and Buyer’s Affiliates and subsidiaries, and its respective directors, officers, partners, employees, agents and representatives, and any Person who controls Buyer, and the successors and assigns of each of the foregoing (collectively, the “Buyer Indemnified Parties”), to the fullest extent lawful, from and against any and all Claims made, brought or asserted against the Buyer Indemnified Parties, or any one of them, and the Company hereby agrees to pay or reimburse the Buyer Indemnified Parties for any and all amounts arising out of Claims payable by any of the Buyer Indemnified Parties to any Person, as well as reasonable attorneys’ and paralegals’ fees and expenses, court costs, settlement amounts, costs of investigation and other

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similar costs, as a result of, or arising out of, or relating to: (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or (ii) any breach of any covenant, agreement or Obligation of the Company contained in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Claims covered hereby, which is permissible under applicable Law. The Company will not be liable to Buyer under this indemnity: (x) for any settlement by Buyer in connection with any Claim effected without the Company’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; or (y) to the extent that a Claim is attributable to Buyer’s breach of any of the representations, warranties, covenants or agreements made by Buyer in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. Notwithstanding anything to the contrary contained in this Section 9.1 or anywhere else in this Agreement or in the Transaction Documents, the aggregate amount of indemnification which may be sought, claimed and/or recovered by the Buyer Indemnified Parties (collectively) from the Company pursuant to this Section 9.1 relating to a breach of a representation or warranty by the Company (other than a breach of the Company Fundamental Representations), excluding the representation and warranty of the Company set forth in clause (ii) of Section 5.5) shall not, under any circumstances, exceed Ten Million Dollars ($10,000,000).

9.2 Buyer’s Obligation to Indemnify. Buyer agrees to defend, indemnify and hold harmless the Company and each of the Company’s Affiliates and Subsidiaries, and their respective directors, officers, partners, employees, agents and representatives, and the successors and assigns of each of the foregoing (collectively, the “Company Indemnified Parties”), to the fullest extent lawful, from and against any and all Claims made, brought or asserted against the Company Indemnified Parties, or any one of them, and Buyer hereby agrees to pay or reimburse the Company Indemnified Parties for any and all amounts arising out of Claims payable by any of the Company Indemnified Parties to any Person, as well as reasonable attorneys’ and paralegals’ fees and expenses, court costs, settlement amounts, costs of investigation and other similar costs, as a result of, or arising out of, or relating to: (i) any misrepresentation or breach of any representation or warranty made by Buyer in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (ii) any breach of any covenant, agreement or Obligation of Buyer contained in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by Buyer may be unenforceable for any reason, Buyer shall make the maximum contribution to the payment and satisfaction of each of the Claims covered hereby, which is permissible under applicable Law. Buyer will not be liable to the Company under this indemnity: (x) for any settlement by the Company in connection with any Claim effected without Buyer’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; or (y) to the extent that a Claim is attributable to the Company’s breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. Notwithstanding anything to the contrary contained in this Section 9.2 or anywhere else in this Agreement or in the Transaction Documents, the aggregate amount of indemnification which may be sought, claimed and/or recovered by the Company Indemnified Parties (collectively) from Buyer pursuant to this Section 9.2 relating to a breach of representation or warranty made by Buyer (other than a breach of the Buyer Fundamental Representations) shall not, under any circumstances, exceed Three Hundred Thousand Dollars ($300,000).

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ARTICLE X

TERMINATION

10.1 Termination Events. This Agreement may be terminated at any time prior to the Closing:

(a) by the written consent of the Company and Buyer.

(b) by Buyer with written notice to the Company if:

i. a material breach of this Agreement has been committed by the Company and such material breach has not been (i) waived in writing by Buyer, or (ii) cured by the Company to the reasonable satisfaction of Buyer within fifteen (15) days following the Company’s receipt of written notice of such material breach from Buyer; or

ii. the Closing shall not have occurred on or before September 30, 2013 (the “Transaction Deadline”), unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by Buyer prior to the Closing.

(c) by the Company with written notice to Buyer if:

i. a material breach of this Agreement has been committed by Buyer and such material breach has not been (i) waived in writing by the Company, or (ii) cured by Buyer to the reasonable satisfaction of the Company within fifteen (15) days following Buyer’s receipt of written notice of such material breach from the Company; or

ii. the Closing shall not have occurred on or before the Transaction Deadline, unless such failure shall be due to the failure of the Company to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by the Company prior to the Closing.

(d) by Buyer or the Company in the event that there shall be (i) any Law that makes the consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited, or (ii) any Judgment restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement and such Judgment shall have become final and non-appealable.

(e) (i) by Buyer, if any of the conditions to Closing set forth in Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.11, or 8.12 are not capable of being satisfied on or before the Transaction Deadline, provided, in each case, that Buyer is not the reason that such condition is not capable of being satisfied, or (ii) by Buyer, if any of the conditions to Closing set forth in Sections 8.10 or 8.13 are not capable of being satisfied on or before the Transaction Deadline, provided, in each case, that Buyer is not the reason that such condition is not capable of being satisfied.

(f) (i) by the Company, if any of the conditions to Closing set forth in Article VII (other than Sections 7.2, 7.3 and 7.4) are not capable of being satisfied on or before the Transaction Deadline, or (ii) by the Company, if any of the conditions to Closing set forth in Sections 7.2 and 7.3 are not capable of being satisfied on or before the Transaction Deadline, provided, in each case, that the Company is not the reason that such condition is not capable of being satisfied.

10.2 Effect of Termination. If this Agreement is terminated pursuant to this Article X, then all further obligations of the parties under or pursuant to this Agreement and under or pursuant to the Transaction Documents (other than Section 6.3, if applicable) shall terminate without further liability of any party to the other parties; provided that nothing herein shall relieve any party from liability for willful breach of this Agreement of breach of this Agreement prior to any termination thereof.

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ARTICLE XI

MISCELLANEOUS

11.1 Anti-Sandbag Provision. Notwithstanding anything to the contrary contained in this Agreement, Buyer agrees that no representation or warranty of the Company in this Agreement shall be deemed to be untrue or incorrect, and the Company shall be deemed not to be in breach thereof, if Buyer or Daniel G. Cohen had knowledge on the Effective Date or the Closing Date, as applicable, that any such representation or warranty was untrue or incorrect.

11.2 Interpretation. In this Agreement, unless the express context otherwise requires: (i) the words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) references to the words “Article” or “Section” refer to the respective Articles and Sections of this Agreement, and references to “Exhibit” or “Schedule” refer to the respective Exhibits and Schedules annexed hereto; (iii) references to a “party” mean a party to this Agreement and include references to such party’s permitted successors and permitted assigns; (iv) references to a “third party” mean a Person not a party to this Agreement; (v) the terms “dollars” and “$” mean U.S. dollars; (vi) wherever the word “include,” “includes” or “including” is used in this Agreement, it will be deemed to be followed by the words “without limitation.”

11.3 Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	Institutional Financial Markets, Inc. Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104 Attn: Joseph W. Pooler, Jr. Facsimile: (215) 701-8280 E-mail: jpooler@ifmi.com and to:

Institutional Financial Markets, Inc. 1633 Broadway, 28th Floor New York, New York 10019 Attn: Rachael Fink Facsimile: (866) 543-2907 E-mail: rfink@ifmi.com

With a copy to:	Duane Morris LLP 430 South 17th Street Philadelphia, Pennsylvania 19103 Attn: Darrick M. Mix Facsimile: (215) 239-4958 Email: dmix@duanemorris.com

If to Buyer:	At the address on the books and records of the Company.

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express (FedEx), the United Parcel Service (UPS), or another nationally recognized overnight courier service, next business morning delivery, then one (1) business day after

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deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York City time, on a business day. Any notice hand delivered after 5:00 p.m. New York City time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notices, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

11.4 Entire Agreement. This Agreement and (i) the Exhibits and Schedules attached hereto, and (ii) the documents delivered pursuant hereto, including the Transaction Documents, collectively, set forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written.

11.5 Assignment. No party hereto may sell or assign this Agreement or any of the Transaction Documents, or any portion thereof or any rights thereunder, either voluntarily or by operation of law, nor delegate any of their respective duties or obligations hereunder or thereunder, without the prior written consent of all of the other parties to this Agreement, except that Buyer shall be permitted to assign its rights or obligations hereunder to its and Daniel G. Cohen’s controlled Affiliates, Principals and Family Group members (any such transferee shall be included in the term “Buyer”); provided, that no such assignment shall relieve Buyer of any of its obligations under this Agreement.

11.6 Binding Effect. This Agreement shall be binding upon the parties hereto, their respective successors and permitted assigns.

11.7 Amendment. The parties hereby irrevocably agree that no attempted amendment, modification, or change of this Agreement shall be valid and effective, unless the parties shall unanimously agree in writing to such amendment, modification or change.

11.8 No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision of this Agreement shall be effective, unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

11.9 Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

11.10 Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and the same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

11.11 Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

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11.12 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws that would result in the application of the laws of another jurisdiction. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the state and federal courts sitting in New York City, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

11.13 Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement and the other Transaction Documents.

11.14 Survival. The covenants and agreements made by the Company and Buyer herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative. The representations and warranties made by the Company and Buyer herein shall survive for a period of eighteen (18) months following the Closing Date, provided, however, that the Company Fundamental Representations and Buyer Fundamental Representations shall survive for a period of three (3) years following the Closing Date. Notwithstanding the foregoing in this Section 11.14, the representations and warranties contained in Section 5.13 (Tax Matters) shall survive until the expiration of the statute of limitation applicable thereto.

11.15 Time is of the Essence. The parties hereby agree that time is of the essence with respect to performance of each of the parties’ obligations under this Agreement. The parties agree that in the event that any date on which performance is to occur falls on a Saturday, Sunday or state or national holiday, then the time for such performance shall be extended until the next business day thereafter occurring.

11.16 Joint Preparation. The preparation of this Agreement has been a joint effort of the parties and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

11.17 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, then the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

11.18 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that the provisions of Article IX are intended for the benefit of the Persons referred to in that Article.

11.19 WAIVER OF JURY TRIAL. EACH OF BUYER AND THE COMPANY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH BUYER AND THE COMPANY ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BUYER TO PURCHASE THE SECURITIES.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date and year first set forth above.

COMPANY:

INSTITUTIONAL FINANCIAL MARKETS, INC.

By: /s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

BUYER:

COHEN BROS. FINANCIAL, LLC

By: /s/ Daniel G. Cohen
Name:	Daniel G. Cohen
Title:	Managing Member

[Signature page to Securities Purchase Agreement]

DISCLOSURE SCHEDULES

TO

SECURITIES PURCHASE AGREEMENT

May 9, 2013

These Schedules relate to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated May 9, 2013 by and between Institutional Financial Markets, Inc., a Maryland corporation (“IFMI, Inc.” or the “Company”), and Cohen Bros. Financial, LLC (“Buyer”).

Section and subsection references in these Schedules are references to the corresponding sections and subsections of the Securities Purchase Agreement and are inserted solely for the sake of convenience. All capitalized terms not otherwise defined shall have the meanings ascribed to them in the Securities Purchase Agreement. Any matter disclosed in any section of these Schedules shall be deemed disclosed in all other sections of the Schedules to the extent that such disclosure is reasonably apparent to be applicable to such other sections, notwithstanding the reference to a particular section or subsection.

To the extent that any representation or warranty contained in the Securities Purchase Agreement is limited or qualified by the materiality of the matters to which the representation or warranty is given, the inclusion of any matter in these Schedules does not constitute a determination by Buyer or the Company that such matters are material. Nor in such cases where a representation or warranty is limited or qualified by the materiality of the matters to which the representation or warranty is given shall the disclosure of any matter in these Schedules imply that any other undisclosed matter having a greater value or significance is material.

The inclusion in these Schedules of any matter or document shall not constitute any representation, warranty or undertaking not expressly set forth in the Securities Purchase Agreement nor shall such disclosure be taken as extending the scope of any such representations or warranties. Nothing in these Schedules constitutes an admission of liability or obligation of Buyer or the Company to any third party, or any admission against Buyer or the Company or the interest of Buyer or the Company.

1

SCHEDULE 5.3

CAPITALIZATION

(i)

RESTRICTED IFMI, INC. COMMON STOCK

Recipient	Vesting Date	Amount of Shares or Units	Entity
Beach, Walter	3/4/2014	19,231	IFMI, Inc.
Bennett, Rodney	3/4/2014	19,231	IFMI, Inc.
Brahney, Tom	1/13/2014	22,523	IFMI, Inc.
Burklin, Stephan	1/13/2014	16,216	IFMI, Inc.
Caton, Cameron	1/13/2014	22,523	IFMI, Inc.
Cohen, Daniel G.	100,000 - 12/31/2013; 100,000 - 12/31/2014	200,000	IFMI, Inc.
Costello, Thomas	3/4/2014	19,231	IFMI, Inc.
Curcio, Vincent	1/13/2014	22,523	IFMI, Inc.
Dawson, G. Steven	3/4/2014	19,231	IFMI, Inc.
DiGennaro, Daniel	1/13/2014	6,757	IFMI, Inc.
Donovan, Joseph	3/4/2014	19,231	IFMI, Inc.
Haraburda, Jack	3/4/2014	19,231	IFMI, Inc.
Hatton, John	1/13/2014	45,045	IFMI, Inc.
House, David	1/13/2014	22,523	IFMI, Inc.
Jacobs, Michael	1/13/2014	17,568	IFMI, Inc.
Listman, Doug	09/30/2013	30,000	IFMI, Inc.
Lukas, JoAnn	1/13/2014	4,505	IFMI, Inc.
Pooler, Joseph	32,500 - 12/31/2013; 17,500 - 12/31/2014	50,000	IFMI, Inc.
Powell, James	6/30/2013	52,788	IFMI, Inc.
Quijano-Martinez, Lizette	1/13/2014	33,784	IFMI, Inc.
Subin, Neil	3/4/2014	19,231	IFMI, Inc.
Tessar, John	12/31/2014	32,258	IFMI, Inc.
Ullom, Lance	3/4/2014	19,231	IFMI, Inc.
Wolcott, Charles	3/4/2014	19,231	IFMI, Inc.

TOTAL:		752,092

2

SCHEDULE 5.3

CAPITALIZATION CONT’D

RESTRICTED IFMI, LLC AND IFMI, INC. UNITS

Recipient	Vesting Date	Amount of Shares or Units	Entity
Burklin, Stephan	1/13/2014	9,938	IFMI, LLC
Butkevits, Vince	1/13/2014	74,536	IFMI, LLC
DiGennaro, Daniel	1/13/2014	9,938	IFMI, LLC
Ferry, James	1/13/2014	74,536	IFMI, LLC
Jacobs, Michael	1/13/2014	5,591	IFMI, LLC
Lukas, JoAnn	1/13/2014	6,212	IFMI, LLC
Weaver, Daniel	1/13/2014	5,591	IFMI, LLC
Hohns, Andrew	Variable; based on performance thresholds	500,000	IFMI, Inc.
Vernhes, Paul	3/31/2014	132,450	IFMI, Inc.

TOTAL:		818,792

VESTED IFMI, LLC UNITS

Recipient	Vesting Date	Amount of Shares or Units	Entity
Cohen, Daniel G.	N/A	4,983,557	IFMI, LLC

Koster, Linda	N/A	72,088	IFMI, LLC

Ricciardi, Christopher	N/A	223,520	IFMI, LLC

Ricciardi, Stephanie	N/A	44,925	IFMI, LLC

TOTAL:		5,324,090

UNVESTED RESTRICTED PRINCERIDGE UNITS

Recipient	Vesting Date	Amount of Shares or Units	Entity
Holmes, James	2/28/2014	234	PrinceRidge
Pelletier, Renault	2/28/2014	335	PrinceRidge
Teng, Sophia	2/28/2014	167	PrinceRidge

TOTAL:		736

3

SCHEDULE 5.3

CAPITALIZATION CONT’D

Other Securities / Instruments with Redemptive Features

The PrinceRidge units not owned by IFMI, LLC; ($532,527 as of March 31, 2013) are subject to redemption by PrinceRidge upon the withdrawal of limited partners.

(ii)

Outstanding Debt Securities

1.	$28,125,000 of outstanding par value of junior subordinated notes – Alesco Capital Trust I;

2.	$20,000,000 of outstanding par value of junior subordinated notes – Sunset Financial Statutory Trust I; and

3.	$8,121,000 of outstanding par value of 10.50% Contingent Convertible Senior Notes Due 2027 (convertible into common shares at approximately $116.37 per share).

4

SCHEDULE 5.3

CAPITALIZATION CONT’D

Pro Forma Beneficial Ownership Table

	IFMI, Inc. Common Stock
	Common Stock	Restricted Stock	Total	Series E Voting Non- Convertible Preferred Stock	Total Voting	Securities Purchase Agreement	Pro Forma without Converts	Percentage	Convertible Debt (2)	Pro Forma Assuming Conversion	Percentage
Cohen, Daniel G.	503,142	200,000	703,142	4,983,557	5,686,699	800,000	6,486,699	32.5%	800,000	7,286,699	32.1%
Mead Park	—	—	—	—	—	1,949,167	1,949,167	9.8%	1,949,167	3,898,334	17.2%
Ricciardi, Christopher (1)	1,472,175	—	1,472,175	—	1,472,175	—	1,472,175	7.4%	—	1,472,175	6.5%
McEntee, Jay	573,445	—	573,445	—	573,445	—	573,445	2.9%	—	573,445	2.5%
Pooler, Joseph	117,895	50,000	167,895	—	167,895	—	167,895	0.8%	—	167,895	0.7%
Listman, Doug	49,616	30,000	79,616	—	79,616	—	79,616	0.4%	—	79,616	0.4%
Fink, Rachael	18,392	—	18,392	—	18,392	—	18,392	0.1%	—	18,392	0.1%
Beach, Walter	105,731	19,231	124,962	—	124,962	—	124,962	0.6%	—	124,962	0.6%
Bennett, Rodney	61,412	19,231	80,643	—	80,643	—	80,643	0.4%	—	80,643	0.4%
Costello, Thomas	62,922	19,231	82,153	—	82,153	—	82,153	0.4%	—	82,153	0.4%
Dawson, G. Steven	76,931	19,231	96,162	—	96,162	—	96,162	0.5%	—	96,162	0.4%
Donovan, Joseph	57,578	19,231	76,809	—	76,809	—	76,809	0.4%	—	76,809	0.3%
Haraburda, Jack	62,722	19,231	81,953	—	81,953	—	81,953	0.4%	—	81,953	0.4%
Ullom, Lance	83,072	19,231	102,303	—	102,303	—	102,303	0.5%	—	102,303	0.5%
Wolcott, Charles	65,662	19,231	84,893	—	84,893	—	84,893	0.4%	—	84,893	0.4%
Subin, Neil S.	123,627	19,231	142,858	—	142,858	—	142,858	0.7%	—	142,858	0.6%
Public and Other	8,050,690	299,013	8,349,703	—	8,349,703	—	8,349,703	41.8%	—	8,349,703	36.8%

TOTAL:	11,485,012	752,092	12,237,104	4,983,557	17,220,661	2,749,167	19,969,828	100.0%	2,749,167	22,718,995	100.0%

5

SCHEDULE 5.3

CAPITALIZATION CONT’D

Note: The pro forma beneficial ownership table in this Schedule 5.3 excludes the following securities, which do not have voting rights at the IFMI, Inc. level:

	Vested IFMI, LLC Units (i)	Unvested Restricted IFMI, LLC Units	Unvested Restricted Units of IFMI, Inc.	Total
Koster, Linda	72,088	—	—	72,088
Ricciardi, Christopher	223,520	—	—	223,520
Ricciardi, Stephanie	44,925	—	—	44,925
Burklin, Stephan	—	9,938	—	9,938
Butkevits, Vince	—	74,536	—	74,536
DiGennaro, Daniel	—	9,938	—	9,938
Ferry, James	—	74,536	—	74,536
Jacobs, Michael	—	5,591	—	5,591
Lukas, JoAnn	—	6,212	—	6,212
Weaver, Daniel	—	5,591	—	5,591
Hohns, Andrew	—	—	500,000	500,000
Vernhes, Paul	—	—	132,450	132,450

TOTAL:	340,533	186,342	632,450	1,159,325

6

SCHEDULE 5.4

SUBSIDIARIES

Please see the attached organizational chart for a list of Subsidiaries and details regarding the Company’s ownership thereof.

C&Co/PrinceRidge Holdings LP Profit Units:

	Vested	Unvested	Total	Percentage
Daniel G. Cohen	6	—	6	0.00%
Armand Pastine	440	—	440	0.16%
Leland Harrs	846	—	846	0.31%
John McNicholas	1,924	—	1,924	0.71%
Paul Pasqua	133	—	133	0.05%
IFMI, Inc.	268,283	—	268,283	98.50%
James Holmes	—	234	234	0.09%
Renault Pelletier	—	335	335	0.12%
Sophia Teng	—	167	167	0.06%
TOTAL:	271,632	736	272,368	100.00%

C&Co/PrinceRidge Holdings LP Equity Units:

	Vested	Unvested	Total	Percentage
Daniel G. Cohen	6	—	6	0.00%
Armand Pastine	440	—	440	0.16%
Leland Harrs	846	—	846	0.31%
John McNicholas	1,924	—	1,924	0.71%
Paul Pasqua	133	—	133	0.05%
IFMI, Inc.	267,153	—	267,153	98.49%
James Holmes	—	234	234	0.09%
Renault Pelletier	—	335	335	0.12%
Sophia Teng	—	167	167	0.06%
TOTAL:	270,502	736	271,238	100.00%

7

SCHEDULE 5.10

TITLE TO ASSETS

Balance Sheet Category	Description
1. Receivables from brokers, dealers, and clearing agencies	The Company’s clearing arrangements may restrict its ability to transfer these receivables. These are not Encumbered, but may be restricted as to transfer.

2. Investments – trading	This serves as collateral for the Company’s margin loan with its clearing agent. Therefore, this would be considered Encumbered.

3. Receivables under resale agreements	The collateral the Company has for these loans is re-pledged to the Company’s counterparty under its repurchase agreement. Therefore, the collateral may be restricted as to transfer and may be considered Encumbered.

4. Other Assets – Equity Method Affiliations	In order to transfer the Company’s investment in Star Asia Japan Special Situations LP, the Company would need the consent of Star Asia Partners Ltd., the fund’s general partner, which cannot be unreasonably withheld. The Company owns approximately 33% of Star Asia Partners Ltd.

•	CIT Communications Finance Corporation has filed a UCC financing statement evidencing a security interest in certain assets of JVB Financial Group, L.L.C.

•

PrinceRidge has filed a UCC financing statement evidencing a security interest in all of IFMI, LLC’s interests in its capital accounts in, and units of, both PrinceRidge and C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC).

8

SCHEDULE 5.13

TAX MATTERS

FEDERAL NOL ROLLFORWARD

Year	12/31/2008 ($)	Loss / (Income) 2009 ($)	12/31/2009 ($)	Loss / (Income) 2010 ($)	12/31/2010 ($)	Loss / (Income) 2011 ($)	12/31/2011 ($)	Loss / (Income) 2012 ($)	12/31/2012 ($)	Expiration
2008	44,593,542		44,593,542		44,593,542		44,593,542	(2,778,919)	41,814,623	2028
2009		6,999,151	6,999,151		6,999,151		6,999,151		6,999,151	2029
2010			—	16,240,310	16,240,310		16,240,310		16,240,310	2030
2011			—		—	20,997,598	20,997,598		20,997,598	2031
2012			—		—		—		—
TOTAL:	44,593,542	6,999,151	51,592,693	16,240,310	67,833,003	20,997,598	88,830,601	(2,778,919)	86,051,682

Note: 2012 is currently estimated in good faith and is subject to future adjustment. The Company expects to file its return by September 15, 2013.

FEDERAL NCL ROLLFORWARD

Year	12/31/2008 ($)	Loss / (Income) 2009 ($)	12/31/2009 ($)	Loss / (Income) 2010 ($)	12/31/2010 ($)	Loss / (Income) 2011 ($)	12/31/2011 ($)	Loss / (Income) 2012 ($)	12/31/2012 ($)	Expiration
2008	—		—		—		—		—	2013
2009		34,819,158	34,819,158		34,819,158		34,819,158		34,819,158	2014
2010			—	6,432,139	6,432,139		6,432,139		6,432,139	2015
2011			—		—		—		—	2016
2012			—		—		—	17,641,014	17,641,014	2017
TOTAL:	—	34,819,158	34,819,158	6,432,139	41,251,297	—	41,251,297	17,641,014	58,892,311

Note: 2012 is currently estimated in good faith and is subject to future adjustment. The Company expects to file its return by September 15, 2013.

9

SCHEDULE 5.18

EMPLOYEE MATTERS

1.	In addition to the Benefit Plans set forth in the SEC Documents, the Company and its Subsidiaries have the following other such plans, contracts, policies, programs or arrangements:

•	401(k) Plan

•	General vacation policy

•	Health insurance plans

•	Dental insurance plan

•	Short & long-term disability plan

•	NY short-term disability plan

•	Expat medical, dental, life & long-term disability plans

•	Supplemental life, STD, LTD, cancer, accident insurance

•	Flex spending accounts (medical, dependent care, transit, parking)

•	COBRA benefits

•	Life & Accidental Death & Dismemberment

•	NY Disability Benefits Law

•	Malakoff Mederic Disability

Employment & Compensation Agreements

Current Employees – European Capital Markets:

Arif, Saleem	Broker Dealer, Sales & Trading
Caselunghe, Sara	Broker Dealer, Sales
Estaun, Sarah	Broker Dealer, Sales
Genovart, Jaime	Broker Dealer, Sales
Khan, Sherjeel	Broker Dealer, Real Estate Finance
Koster, Linda	Broker Dealer, Sales
Noonan, Gareth	Broker Dealer, Sales
Woergaard, Henrik	Broker Dealer, Sales
Thaker, Rajiv	Broker Dealer, Support
Cahill, Edward	Broker Dealer, Sales/Trading & Investment Banking
Scarlat, Viorel	Broker Dealer, Investment Banking

Current Employees – JVB:

Jim Ferry	CMO Trader
Vince Butkevits	CMO Trader
Mike Jacobs	CMO Trader
J.P. Lauria	CMO Trader
Chris Glacken	Pass Through (MBS) Trader
Jim Powell	Head Agency Trader

10

David Epstein	Agency Trader
Kelly Stapleton	Assistant Agency Trader
Omelio Armas	Municipal Trader
John Hatton	Municipal Trader, Head
David Cooper	Municipal Trader
Dan Digennaro	Corporate Trader, Head
Cameron Caton	Corporate Trader
Keith Cronin	Corporate Trader, US Credit & International Trading
Dan Weaver	Primary CD Trader
Michael Hughes	Managing Director, Head of CD Department
Zachary Morris	Assistant CD Trader
Tom Brahney	Secondary CD Trader
Chris Palmer	Secondary CD Trader,
Gordon Kiernan	Treasury Trader, Yield Curve Arbitrage & Hedging
Rocco Capoccia	Treasury Trader
John Tessar	Structured Products Trader, Head of Structured Products
Scott Greenwood	Structured Products Trader
David House	Sales Manager
James Coulter	Dealer Sales
John Borris	Dealer Sales
Debbie McNulty	Dealer Sales
Vinnie Curcio	Dealer Sales
Bill Wetmore	Dealer Sales
Jim Rafferty	Dealer Sales
Scott Swanson	Dealer Sales
Suzanne O’Connell	Dealer Sales
Daniel Menscher	Dealer Sales
Adam Kerstetter	Advisor Sales
Charles Johnson	Advisor Sales
Matt Johnson	Advisor Sales
Mark McKeever	Advisor Sales
Justin Plante	Advisor Sales
Harry Fleck	CMBS Trader
Lizette Quijano – Martinez	CMBS Trader
Brad Cimo	CMO Derivatives Trader
Brett Murray	Treasury Trader
Jason Jenkins	Treasury Trader
Gregg Desort	Treasury Trader
Geoff Nash	Institutional Sales
Sean Rich	Institutional Sales
Joseph Ryan	Institutional Sales
Andrew Ahn	Institutional Sales
Cary Appel	Institutional Sales / Trader, Fixed Income Arbitrage
Carmen Marino	Institutional Sales / Manager
William Seery	Institutional Sales
Stephan Burklin	Chief Operating Officer
Katharine Vacca (Katie)	Compliance
Joann Lukas	Compliance Officer/HR Manager
Jim Barreto	Accounting
Joseph Stincic	Accounting
Aileen Colucci	Administrative Assistant, Boca Raton

11

Rob Castro	IT
Aron Green	IT
Giovanny Rozo	IT
Jaime Hogan	Marketing
Shawn Chen	Risk Management
Staci Paul	Operations
Staci Raymond	Operations
Sandra Brewer	Operations

Current Employees – PrinceRidge:

Castelluccio, Joseph	Middle Markets – Management
Pastine, Armand	Middle Markets & Rates Group – Management
Filipski, Marianne	Middle Markets – Sales
Rasel, Jayson	Middle Markets – Sales
Wieske, Joe	Middle Markets – Sales
Warley, Theodore	Middle Markets – Sales
Dillon, Justin	Middle Markets – High Grade Corps – Trading
Karlic, Michael	Middle Markets – High Grade Corps – Trading
Kinnear, Michael	Middle Markets – High Grade Corps – Trading
Korb, David	Middle Markets – High Grade Corps – Trading
Books, Aaron	Middle Markets – High Grade Corps – Trading
Utter, David	Middle Markets – High Grade Corps – Trading
Moogan, Richard	Middle Markets – High Grade Corps – Trading
Ford, John	Middle Markets – Municipals – Trading
Meehan, James	Middle Markets – Municipals – Trading
Lundvall, Mark	Middle Markets – Municipals – Trading
Marlin, Dennis	Middle Markets – Municipals – Trading
Marlin, Derek	Middle Markets – Municipals – Trading
Communiello, Michael	Middle Markets – Preferred – Trading
Zawacki, Joseph	Middle Markets – Preferred – Trading
Cocco, Stephen	Middle Markets – Structured Notes – Trading
Rosciano, Anthony	Middle Markets – Structured Notes – Trading
Hansraj, Manie	Middle Markets – Operations Specialist
McHugh, Thomas	Rates Group – Repo/Funding – Trading
Kelly, Jake	Rates Group – Repo/Funding – Support
Anderson, Brian	Rates Group – RMBS Trading – Structured Products – Sales
Amadeo, Brian	Rates Group – RMBS Trading – Structured Products – Sales
Hanlon, Mark	Rates Group – RMBS Trading – Structured Products – Sales
Santoro, Lawrence	Rates Group – RMBS Trading – Structured Products – Sales
Harvey, Bob	Rates Group – RMBS Trading – Structured Products – MBS Trader
Lupin, Michael	Rates Group – RMBS Trading – Structured Products – Agency & MBS
Plinio, Anthony	Rates Group – RMBS Trading – Structured Products – Trader
Sias, William	Rates Group – RMBS Trading – TBA Sales
Fuchs, Robert	Rates Group – RMBS Trading – TBA Sales
Perschetz, Kenny	Rates Group – RMBS Trading – Agency – Trading
Kissane, Brendan	Rates Group – RMBS Trading – TBA Trading
McGovern, Michael	Corporate Credit – Head of Dept.
Hurwitz, Steven	Corporate Credit – Research
Ziets, Kevin	Corporate Credit – Research
Dodd, Stephen	Corporate Credit – Sales

12

Hindenach, James	Corporate Credit – Sales
Levine, Peter	Corporate Credit – Sales
Marvin, Bradford	Corporate Credit – Sales
Schmidt, Stephen	Corporate Credit – Sales
Silverman, Jeffrey	Corporate Credit – Sales
Vandersnow, Scott	Corporate Credit – Sales
Pannuzzo, Brian	Corporate Credit – Trading
Connors, Thomas	Structured Products – Sales
Pasqua, Paul	CDO / CLO – Trading
Bertoni, Jeffrey	CDO / CLO – Sales
Kim, Jason	Non-Agency – RMBS Sales & Trading
Roth, Lance	Asset-Backed Securities Desk – Origination
Soltesz, James	Asset Backed Securities Desk – Trading
Videla, Alejandro	Asset Backed Securities Desk – Sales & Structuring
Mitrikov, Plamen	Asset Backed Securities Desk – Management
D’Agostino, Steve	Asset Backed Securities Desk – Management
Dyer, James	Equities – Sales & Trading
Parchment, Gerry	Equities – Sales & Trading
Gatlin, Brandi	Equities – Sales & Trading
Appel, Jeffrey	Equities – Sales & Trading
Stamler, Joseph	Equities – Sales & Trading
Wald, Ari	Equities – Sales & Trading
Harrs, Lee	Corporate Finance – Banking
McNicholas, John	Corporate Finance – Banking
Stock, Keith	Corporate Finance – Banking
Saalwachter, Ric	Corporate Finance – Banking
Fischer, Ryan	Corporate Finance – Banking
Grady, Michael	Corporate Finance – Banking
Farha, Red	Corporate Finance – Banking
Holmes, James	Corporate Finance – Support
Pelletier, Renaud	Corporate Finance – Support
Teng, Sophia	Corporate Finance – Support
Park, Daniel	Corporate Finance – Support
Holman, Bryce	Corporate Finance – Support
Brennan, Kevin	Corporate Finance – Support
Brining, Ryan	Corporate Finance – Support
Fecowicz, Jonathan	Corporate Finance – Support
Kerr, Michelle	Corporate Finance – Admin
Batalion, David	Equity Capital Markets – Banking
Bacchus, Michael	Compliance
McCann, Joseph	Executive
Tissen, Jayne	HR
Cenuser, Vanessa	HR
Karayannis, Amy	Legal
Silberman, Jeffrey	Legal
Cianci, Joseph	Operations
Tarnovsky, Jane	Operations

Current Employees – Other IFMI:

Addei, Peter	Asset Management, Alesco
Creighton, Amy	Asset Management, Alesco

13

Masuyama, Taro	Asset Management, Cohen Asia
Poljevka, Frank	Asset Management, Cohen Asia
Talton, Brian	Asset Management, Cohen Asia
Conreur, Xavier	Asset Management, Paris
Ebensperger, Uli	Asset Management, Paris
Ghnassia, Nathalie	Asset Management, Paris
de Clermont-Tonnerre, Amedee	Asset Management, Paris
Vernhes, Paul	Asset Management, Paris
Carocci, Massimo	Asset Management, Spain
Grasso, Sergio	Asset Management, Spain
Kuhnel Torma, Marta	Asset Management, Spain
Jimenez Lucas, Gustavo	Asset Management, Spain
De Rotaeche Amade, Ana	Asset Management, Spain
Ignacio Perea, Jose	Asset Management, Spain
Garcia Bartolome, Andres	Asset Management, Spain
Rodriguez, Luis	Asset Management, Spain
Pasan, Carlos	Asset Management, Spain
Rey Herzog, Patricia	Asset Management, Spain
Sapone, Domenico	Asset Management, Paris
Cohen, Daniel	Management
McEntee, Jay	Management
Pooler, Joe	Management
Fink, Rachael	Management/Legal
Dobie, Bob	Finance
Forrestel, Sean	Finance
Listman, Doug	Finance
Livewell, Megan	Finance
O’Rourke, John	Finance
Patel, Manish	Finance
Verros, Sophia	Finance
Cashman, Milly	Administrative
Cuddahy, Jonnell	Administrative
DiArenzo, Rich	Operations
Noel, Ron	Administrative
Weisback, Regina	Administrative
Pendlebury, Alan	IT
Coger, Theresa	Legal

Former Employees (still being paid):

Berkeley, Barry	PrinceRidge, Broker Dealer, Sales & Trading European Capital Markets, Broker Dealer,
Sussman, Shelly	Management

2.	In addition to the foregoing Benefit Plans, the Company and its Subsidiaries, upon hiring employees, generally sets forth certain terms of employment in an offer letter, as may have been amended from time to time.

3.	Each of the following Benefit Plans has received a favorable opinion letter from the Internal Revenue Service National Office:

IFMI, Inc. 401(k) Plan (Tradition and Roth Contribution) – favorable determination letter was received May 15, 2012.

14

EXHIBIT A

NEITHER THIS NOTE NOR THE SHARES ISSUABLE UPON THE CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY JURISDICTION. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. BY ACQUIRING THIS NOTE, THE HOLDER REPRESENTS THAT THE HOLDER WILL NOT SELL OR OTHERWISE DISPOSE OF THIS NOTE OR THE SHARES ISSUABLE UPON CONVERSION HEREOF WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

CONVERTIBLE SENIOR PROMISSORY NOTE

$2,400,000	[ ], 2013

For value received, Institutional Financial Markets, Inc., a Maryland corporation, (together with its successors and assigns, the “Company”) promises to pay to Cohen Bros. Financial, LLC, a Delaware limited liability company of which Daniel G. Cohen is the sole member (the “Holder”), the principal amount of $2,400,000, together with all accrued and unpaid interest thereon (the “Outstanding Amount”). This convertible senior promissory note (the “Note”) has been issued pursuant to that certain Securities Purchase Agreement dated as of May [    ], 2013 by and between the Company and the Holder (the “Purchase Agreement”). This Note is subject to the following terms and conditions:

1. Note.

(a) Maturity. The Outstanding Amount shall be due and payable in full on [                    ], 2018 (the “Maturity Date”), unless this Note shall have been earlier converted in accordance with Section 2.1

(b) Interest. Interest shall accrue from the date of this Note on the unpaid principal amount at a rate equal to eight percent (8%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Note until the principal amount and all interest accrued thereon are paid (or converted, as provided in Section 2). Interest shall be payable in cash quarterly on each January 1, April 1, July 1, and September 1 (each, an “Interest Payment Date”) until the Maturity Date, commencing on the first Interest Payment Date to occur after the Closing under the Purchase Agreement; provided, however, that if no Event of Default has occurred, (i) in the event that dividends of less than Two Cents ($0.02) per share are paid on the Common Stock in the fiscal quarter prior to any Interest Payment Date, then the Company shall have the option, in its sole discretion, to pay one-half of the interest payable on such Interest Payment Date in cash, in which event the remaining one-half of the interest otherwise payable on such Interest Payment Date shall accrue and be added to the Outstanding Amount as of such Interest Payment Date; and (ii) in the event that no dividends are paid on the Common Stock in the fiscal quarter prior to such Interest Payment Date, then the Company shall have the option, in its sole discretion, to make no payment in cash of the interest payable on such Interest Payment Date, in which event all of the interest otherwise payable on such Interest Payment Date shall accrue and be added to the Outstanding Amount as of such Interest Payment Date; provided, further, that if the Company takes an action permitted under clause (i) or (ii) above, it will provide written notice to the Holder at least ten (10) days prior to the relevant Interest Payment Date. Such notice shall set forth the amount of interest in cash not paid, as well as the revised Outstanding Amount. Upon the occurrence of any Event of Default and after any applicable cure period as described in Section 7 and for so long as such Event of Default continues, all principal, interest and other amounts payable under this Note shall bear interest at a rate equal to nine percent (9%) per annum (the “Default Rate”).

[1]	Maturity Date to be five years from the date of issuance of this Note.

(c) No Prepayment Without Consent. This Note shall not be prepaid in whole or in part prior to the Maturity Date without the prior written consent of the Holder (which may be granted or withheld in its sole discretion).

2. Conversion. At any time following the date hereof (including, for the avoidance of the doubt, at any time prior to 5:00 p.m. (ET) on the business day prior to the Maturity Date), the Holder shall have the right, in the Holder’s sole discretion, to convert all or any part of the Outstanding Amount of this Note (the “Conversion”), without the payment of any additional consideration therefor, into the number of fully paid and nonassessable shares of the Company’s Common Stock that is determined by dividing (i) the then applicable Outstanding Amount by (ii) $3.00 (the “Conversion Price”). The Conversion Price is subject to adjustment if the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of this Note), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company or (v) takes any similar action or any action designed to have a similar effect, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon Conversion shall be proportionately adjusted such that the aggregate Conversion Price of this Note shall remain unchanged. Any adjustment made pursuant to this Section 2 shall become effective immediately after the record date for the determination of stockholders entitled to participate in such event described in clauses (i) through (v) and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification or similar action. Whenever the Conversion Price is adjusted pursuant to this Section 2, the Company shall promptly notify the Holder, in accordance with the Purchase Agreement, of the Conversion Price after such adjustment, any resulting adjustment to the number of shares of Common Stock issuable upon Conversion and a brief statement of the facts requiring such adjustment.

3. Mechanics and Effect of Conversion.

(a) If the Holder wishes to exercise its right to effect a Conversion, the Holder shall provide the Company with a written notice of its election.

(b) No fractional shares will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall pay to the Holder in cash the unconverted amount that would otherwise be converted into such fractional share.

(c) In the event that all of this Note is converted pursuant to Section 2, promptly after such Conversion, the Holder shall surrender this Note, duly endorsed, to the Company and the Note shall thereupon be canceled. At its expense, the Company shall as promptly as practicable (but in no event more than five (5) days after the Conversion of this Note) issue and deliver to the Holder the number of shares of the Company’s Common Stock to which the Holder is entitled upon such Conversion, together with (i) any accrued interest from the Interest Payment Date immediately prior to Conversion through the date of Conversion and (ii) if applicable, a check payable to the Holder for any cash amounts payable as described in Section 3(b).

(d) Upon issuance of shares of Common Stock in respect of Conversion of the entire Outstanding Amount in accordance with Section 2, all rights with respect to this Note shall terminate, whether or not this Note has been surrendered for cancellation. The Holder shall be treated for all purposes as the record holder of Common Stock issued upon Conversion.

4. Covenants of the Company. The Company covenants to the Holder that, from the date hereof until all principal, interest and other amounts payable under this Note have been paid in full, the Company shall, except as otherwise agreed in writing by the Holder:

(a) take such corporate action as may be necessary from time to time to (i) at all times maintain an authorized number of shares of Common Stock as is sufficient for issuance of shares of Common Stock upon Conversion of this Note pursuant to Section 2 and (ii) cause the shares of Common Stock issued upon Conversion to be duly authorized, validly issued, fully paid and non-assessable;

(b) punctually pay the principal and interest payable on this Note, and any other amount due and payable under this Note in the manner specified in this Note;

(c) give written notice promptly to the Holder of any condition or event that constitutes, or is reasonably expected to constitute, an Event of Default;

(d) not avoid or seek to avoid the observance or performance of any of the terms of this Note through any reorganization, recapitalization, transfer of assets or other voluntary action; and

(e) not create or incur any Encumbrance in or on its property or Assets, whether now owned or hereinafter acquired, or upon any income or revenues or rights therefrom, except:

(i)	Encumbrances existing on the date hereof and previously disclosed to the Holder;

(ii)	Encumbrances for property taxes and assessments or other governmental charges or levies and liens that are not overdue for more than 90 days; or

(iii)	Encumbrances of or resulting from any Judgment, the time for appeal or petition for rehearing of which shall not have expired or in respect of which the Company shall in good faith be prosecuting an appeal or other Proceeding for a review and in respect of which a stay of execution pending such appeal or Proceeding shall have been secured.

5. Form of Payment. Except as otherwise set forth herein, all payments due hereunder shall be made in lawful money of the United States of America to such account or at such place as may be designated in writing by the Holder from time to time. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.

6. Priorities. The indebtedness evidenced by this Note and the payment of all principal, interest and any other amounts payable hereunder is a senior obligation of the Company and shall: (i) be Senior (as hereinafter defined) to, and have priority in right of payment over, all Indebtedness (as hereinafter defined) of the Company incurred following the date hereof and any subordinated or junior subordinated Indebtedness outstanding as of the date hereof, and (ii) rank pari passu to the notes issued pursuant to the Mead Park Purchase Agreement (as defined in the Purchase Agreement) and any other senior obligations of the Company outstanding as of the date hereof. “Senior” means that, in the event of any default in the payment of the obligations represented by this Note or of any liquidation, insolvency, bankruptcy, reorganization or similar proceedings relating to the Company, all amounts payable under this Note shall first be paid in full before any payment is made upon any other Indebtedness hereinafter incurred (including any Indebtedness guaranteed by the Company) or any subordinated or junior subordinated Indebtedness outstanding as of the date hereof, and, in any such event, any payment or distribution of any character which shall be made in respect of any other Indebtedness of Company shall be paid to the Holder for application to the payment hereof, unless and until the obligations under this Note shall have been paid and satisfied in full. “Indebtedness” means, with respect to a specified Person: (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than current accounts payable and accrued expenses incurred in the ordinary course of business irrespective of when paid); (c) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements, credit agreements or other similar instruments; (d) all obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreements with respect to property used and/or acquired by such Person; (e) all capitalized lease obligations of such Person; (f) all aggregate mark-to-market exposure of such Person under hedging agreements; (g) all obligations in respect of letters of credit (whether drawn or supporting obligations that constitute Indebtedness) and bankers’ acceptances; (h) all obligations referred to in clauses (a) through (g) of this definition of another Person guaranteed by the specified Person or secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) an Encumbrance upon property owned by the specified Person, whether or not the specified Person has assumed or become liable for the payment of such Indebtedness.

7. Events of Default. An “Event of Default” shall be deemed to have occurred if:

(a) subject to the accrual of interest as provided in Section 1(b) hereof, the Company shall fail to pay as and when due any principal or interest hereunder and such nonpayment shall continue uncured for a period of five (5) business days;

(b) except for an event described in Section 7(a), the Company fails to perform any covenant or agreement hereunder, and such failure continues or is not cured within five (5) business days after written notice by the Holder to the Company;

(c) the Company or any significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) (a “Significant Subsidiary”) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) makes a general assignment for the benefit of itself or any of its creditors, or (iii) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect;

(d) proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or any Significant Subsidiary, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any Significant Subsidiary, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect are commenced and an order for relief entered or such proceeding is not dismissed or discharged within ninety (90) days of commencement;

(e) there is entered against the Company or any Subsidiary a final Judgment for the payment of money in an aggregate amount exceeding $300,000 and such Judgment shall remain unsatisfied or without a stay in respect thereof for a period of thirty (30) days;

(f) the Company or any Subsidiary shall fail to pay when due any obligation, whether direct or contingent, for Indebtedness exceeding $300,000, or shall breach or default with respect to any term of any loan agreement, mortgage, indenture or other agreement pursuant to which such obligation for Indebtedness was created or securing such obligation if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or

(g) a Change in Control shall have occurred. For purposes of this Note, the term “Change in Control” shall mean any one of the following events: (i) any Person or group (other than the Holder, Daniel G. Cohen and its or their controlled Affiliates and Principals and members of Daniel G. Cohen’s Family Group (as defined in the Purchase Agreement)) is or becomes a beneficial owner, directly or indirectly, of more than 50% of the aggregate voting power represented by all issued and outstanding capital stock of the Company, (ii) individuals who, on the date hereof, constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors; provided that any person becoming a director subsequent to the date hereof whose election or nomination for election was approved by a majority of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an

Incumbent Director (except that no individuals who were not directors at the time any contested election is reached shall be treated as Incumbent Directors); (iii) the stockholders of the Company approve a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets; or (iv) the Company has entered into a definitive agreement, the consummation of which would result in the occurrence of any of the events described in clauses (i) through (iii) of this definition above.

Upon the occurrence or existence of any Event of Default described in Section 6(a), Section 6(b), Section 6(e), Section 6(f) or Section 6(g) and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare the entire unpaid principal amount outstanding and all interest accrued and unpaid on the Note to be immediately due and payable without presentment, demand, protest or any other notice or demand of any kind. Upon the occurrence or existence of any Event of Default described in Section 6(c) or Section 6(d), immediately and without notice, the entire unpaid principal amount outstanding and all interest accrued and unpaid on the Note shall automatically become immediately due and payable, without presentment, demand, protest or any other notice or demand of any kind. Upon the occurrence of any Event of Default and after any applicable cure period as described herein and for so long as such Event of Default continues, all principal, interest and other amounts payable under this Note shall bear interest at the Default Rate. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right power or remedy granted to it by this Note or the Purchase Agreement or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

8. Miscellaneous.

(a) This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York without regard to its conflicts of law principles or the conflicts of law principles of any other state in either case that would result in the application of the laws of any other state.

(b) Any notice or other communication required or permitted to be given hereunder shall be in writing and given as provided in the Purchase Agreement.

(c) In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

(d) Amendments to any provision of this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth in this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only upon written consent of the Company and the Holder. Any amendment or waiver effected in accordance herewith shall apply to and be binding upon the Holder, upon each future holder of this Note and upon the Company, whether or not this Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

(e) This Note may not be assigned by any holder (except that the Holder shall be permitted to assign this Note to Holder’s controlled Affiliates and Principals and members of Daniel G. Cohen’s Family Group (as defined in the Purchase Agreement) without the prior written approval of the Company.

(f) The Company hereby waives diligence, presentment, protest and demand, notice of protest, notice of dishonor, notice of nonpayment and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The Company further waives, to the full extent permitted by Law, the right to plead any and all statutes of limitations as a defense to any demand on this Note.

(g) The Company agrees to pay all reasonable costs and expenses actually incurred by the Holder in connection with an Event of Default, including without limitation the fees and disbursements of counsel, advisors, consultants, examiners and appraisers for the Holder, in connection with (i) any enforcement (whether through negotiations, legal process or otherwise) of this Note in connection with such Event of Default, (ii) any workout or restructuring of this Note during the pendency of such Event of Default and (iii) any bankruptcy case or proceeding of the Company or any appeal thereof.

(h) The section and other headings contained in this Note are for reference purposes only and shall not affect the meaning or interpretation of this Note.

(i) Capitalized terms used herein and not otherwise defined, shall have the meanings ascribed to them in the Purchase Agreement.

Signature page follows

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by its authorized officer, as of the date first above written.

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:

Name:

Title:

AGREED AND ACKNOWLEDGED:

Cohen Bros. Financial, LLC

By:

Name:	Daniel G. Cohen
Title:	Managing Member

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of this 9th day of May, 2013, by and among Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), and the Investors (as defined below). Capitalized terms used herein but otherwise not defined shall have the meanings ascribed to such terms in the Securities Purchase Agreement (as defined below).

RECITALS:

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Mead Park Capital Partners LLC, a Delaware limited liability company (“Buyer”) are executing and delivering a Securities Purchase Agreement (the “Securities Purchase Agreement”), pursuant to which the Company has agreed to sell to Buyer and Buyer has agreed to purchase from the Company (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) newly issued shares (each, a “Buyer Common Share” and, collectively, the “Buyer Common Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), for a purchase price of Two Dollars ($2.00) per Buyer Common Share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334); and (ii) a convertible promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501) (the “Buyer Note”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Daniel G. Cohen are executing and delivering a Securities Purchase Agreement (the “Cohen Purchase Agreement”), pursuant to which the Company has agreed to sell to the Mr. Cohen and Mr. Cohen has agreed to purchase from the Company (i) an aggregate of Eight Hundred Thousand (800,000) newly issued shares (each, a “Cohen Common Share” and, collectively, the “Cohen Common Shares”) of the Common Stock, for a purchase price of Two Dollars ($2.00) per Cohen Common Share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000); and (ii) a convertible promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (together with the Buyer Note, the “Notes”);

WHEREAS, the parties hereto are entering into this Agreement pursuant to the Securities Purchase Agreement and pursuant to the Cohen Purchase Agreement; and

WHEREAS, with this Agreement, the Company desires to provide certain registration rights to the Investors under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities Laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Common Shares” means the Buyer Common Shares and the Cohen Common Shares.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Investors” means Cohen Bros. Financial, LLC and Buyer.

“Losses” means actions, suits, claims, proceedings, costs, losses, liabilities, damages, expenses (including reasonable attorneys’ fees and disbursements), amounts paid in settlements and other costs.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Register,” “registered” and “registration” mean a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

“Registrable Securities” means (i) the Common Shares and the Conversion Shares; and (ii) any other securities issued or issuable directly or indirectly with respect to the Common Shares and the Conversion Shares, whether by conversion, exchange or in connection with a combination, reclassification, merger, charter amendment or otherwise; provided, however, that a Common Share or Conversion Share or any other such security shall cease to be a “Registrable Security” hereunder upon (A) the sale of such security pursuant to an effective Registration Statement or pursuant to Rule 144, or (B) such security becoming eligible for sale without restriction by an Investor pursuant to Rule 144 and, at such time, the aggregate number of the Common Shares, the Conversion Shares and any other such securities held by such Investor constitutes less than two percent of the issued and outstanding Common Stock of the Company.

“Registration Statement” means any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference into such registration statement.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission.

In addition, the following terms shall have the respective meanings ascribed to them in the corresponding Sections:

Term	Section
Agreement	Preamble
Blue Sky Application	Section 8(a)
Buyer	Recitals
Buyer Common Share(s)	Recitals
Buyer Note	Recitals
Cohen Common Share(s)	Recitals
Cohen Note	Recitals
Cohen Purchase Agreement	Recitals
Common Stock	Recitals
Company	Preamble
Company Indemnified Party	Section 8(b)
Cut Back Shares	Section 3(c)(iii)
Demand	Section 3(e)(i)
Demand Notice	Section 3(e)(i)
Effectiveness Period	Section 4(a)
Filing Deadline	Section 3(a)

Information Recipient	Section 5
Investor Indemnified Party	Section 8(a)
Investors	Preamble
Non-Underwritten Shelf Takedown	Section 3(e)(ii)
Notes	Recitals
Piggyback Registration	Section 3(d)(i)
Requesting Party	Section 5
Rule 172	Section 4(j)
Rule 415	Section 3(c)(iii)
Rule 424	Section 4(j)
Securities Act	Recitals
Securities Purchase Agreement	Recitals
Special Registration	Section 3(d)(i)
Suspension	Section 3(c)(ii)
Underwritten Shelf Takedown	Section 3(e)(i)

2. Effective Date. This Agreement shall become effective only upon the Closing. In the event that the Securities Purchase Agreement is terminated for any reason, this Agreement shall immediately terminate and be of no further force or effect without any further action on the part of any party.

3. Registration.

(a) Registration Statements. The Company, as promptly as practicable after the Closing Date and, in any event, on or prior to the thirtieth (30th) day following the Closing Date (and if such day falls on a Saturday, a Sunday or a national holiday, then the next business day thereafter) (the “Filing Deadline”), shall prepare and file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of all of the Registrable Securities on a continuous basis by means of a shelf registration), covering the resale of all of the Registrable Securities; provided, however, that if the Filing Deadline shall fall during a period that the Company may not file a Registration Statement until such time as it files with the SEC its updated financial statements, then the Filing Deadline shall be no later than twenty (20) days after the filing date of such updated financial statements with the SEC. In the event of any stock split, stock dividend or transaction with respect to the Registrable Securities that increases the number of Registrable Securities, if a then-effective Registration Statement does not cover the resale of such additional number of Registrable Securities, the Company shall amend or supplement any Registration Statement to cover such additional number of Registrable Securities.

(b) Expenses. Except as set forth below, the Company will pay all of the following expenses incurred in connection with complying with this Agreement (whether or not any Registration Statement or Prospectus becomes final or effective), including, without limitation: all registration, filing and printing fees, the Company’s counsel and accounting fees and expenses, costs and expenses associated with clearing the Registrable Securities for sale under applicable state securities Laws (including, without limitation, fees, charges and disbursements of counsel in connection with such clearance), all listing fees, expenses incurred by the Company in connection with any “road show” and reasonable fees, charges and disbursements of counsel to the Investors. The Company shall not be required to pay or reimburse the Investors for any underwriting discounts or commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold. All underwriting discounts, commissions and fees shall be borne by the Investors of the securities so registered pro rata on the basis of the aggregate offering price or sale price of the securities so registered.

(c) Effectiveness.

(i) The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective or become effective as soon as practicable following the filing thereof with the SEC. The Company shall notify the Investors by facsimile or e-mail, in accordance with Section 8(b), promptly after any Registration Statement is declared effective.

(ii) The Company may suspend the use of any Registration Statement or Prospectus (a “Suspension”) by any Investor if the Company determines in good faith that such Suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time, in the good faith opinion of the Board of Directors, would be materially detrimental to the Company or its stockholders for a registration to be effected at such time, provided that such a right to delay shall be exercised by the Company only if the Company generally exercises similar rights against all Investors; (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein; or (C) amend or supplement the affected Registration Statement or Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in each case of clauses (A) through (C), that the Company shall (a) promptly notify each Investor in writing of such Suspension and the reasons therefor, but shall not disclose to such Investor any material non-public information giving rise to a Suspension under clause (A); (b) advise the Investors in writing to cease all sales under the Registration Statement or Prospectus until the end of the Suspension; and (c) use its reasonable best efforts to terminate such Suspension as promptly as practicable. The Company may not exercise its rights pursuant to this Section 3(c)(ii) for more than 90 days in the aggregate in any twelve month period.

(iii) Rule 415; Cutback. Any registration pursuant to Section 3(a) of this Agreement shall be effected by means of a shelf registration on a delayed or continuous basis in accordance with the provisions of Rule 415 promulgated under the Securities Act (“Rule 415”). If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under Rule 415, or requires any Investor to be named as an “underwriter” in such Registration Statement, if the Company believes, in its sole discretion and upon the advice of counsel, that the Registrable Securities are eligible for registration under Rule 415 or that such Investor is not an “underwriter” for the purposes of the Securities Act and the registration, as applicable, then the Company shall use its reasonable best efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering by or on behalf of the Company (i.e., the issuer) for the purposes of Rule 415, and/or that such Investor is not an “underwriter,” as applicable, in which event such Investor shall provide to the Company, in writing, all information reasonably requested by the Company to support such Investor’s contention that it is not an “underwriter.” Such Investor shall have the right to participate or have its counsel participate in any meetings or discussions with the SEC regarding the SEC’s position (unless in the reasonable opinion of the Company or its counsel, such participation will be to the detriment to the Company in that it may cause undue delays in the registration process or for other reasons) and to comment or have their counsel comment on any written submission made to the SEC with respect thereto. No such written submission regarding the foregoing specifying an Investor shall be made to the SEC to which the Investors’ counsel reasonably objects. The Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 3(c)(iii), the SEC refuses to alter its position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415, or requires any Investor to be named as an “underwriter” in such Registration Statement, then the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”); and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the SEC may require to assure the Company’s compliance with the requirements of Rule 415. Upon the SEC’s initial declaration that the Registration Statement is effective, the Company shall no longer have any obligations under this Agreement to register the Cut Back Shares.

(d) Piggyback Registration.

(i) Whenever the Company proposes to register any of its Common Stock in connection with an underwritten public offering (whether an offering of Common Stock by the Company, stockholders of the Company, or both, but other than in connection with a Special Registration (as defined below)), the Company will give prompt written notice to the Investors of its intention to effect such a registration (but in no event less than ten (10) days prior to the anticipated filing date) and (subject to clause (ii) below) will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the date of the Company’s notice (a “Piggyback Registration”). Any Investor that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth (5th) business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 3(d)(i) prior to the effectiveness of such registration, whether or not any Investor has elected to include Registrable Securities in such registration. “Special Registration” means the registration of equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form).

(ii) The right of the Investors to participate in a registration referred to in Section 3(d)(i) will be conditioned upon such persons’ participation in such underwriting and the inclusion of such persons’ Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company. If the managing underwriters advise the Company in writing that, in their reasonable opinion, the number of shares of Common Stock requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company shall include in such Registration Statement or Prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which shares shall be so included in the following order of priority: (A) first, the shares the Company proposes to sell and (B) second, shares of the participating stockholders pro rata on the basis of the aggregate number of such shares owned by each participating stockholder.

(e) Requests and Demands.

(i) Each Investor may request to sell all or any portion of their Registrable Securities in an underwritten offering that is registered pursuant to a Registration Statement (each, an “Underwritten Shelf Takedown”). Any request (a “Demand”) for an Underwritten Shelf Takedowns shall be made by an Investor by giving written notice to the Company (the “Demand Notice”). Each Demand Notice shall specify the approximate number of Registrable Securities to be sold by the Investor in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. Within two (2) business days after receipt of any Demand Notice, the Company shall send written notice of such requested Underwritten Shelf Takedown to the non-requesting Investor and shall include in such Underwritten Shelf Takedown all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) business days after sending such notice (except that the non-requesting Investor shall have two (2) business days after receipt of such notice to request inclusion of Registrable Securities in the Underwritten Shelf Takedown in the case of a “bought deal”, “registered direct offering” or “overnight transaction” where no preliminary prospectus is used).

(ii) If an Investor desires to initiate an offering or sale of all or part of such Investor’s Registrable Securities that does not constitute an Underwritten Shelf Takedown (a “Non-Underwritten Shelf Takedown”), such Investor shall so indicate in a written request delivered to the Company no later than two (2) business days

(or in the event any amendment or supplement to the Registration Statement or Prospectus is necessary, no later than five (5) business days) prior to the expected date of such Non-Underwritten Shelf Takedown, which request shall include (A) the total number of Registrable Securities expected to be offered and sold in such Non-Underwritten Shelf Takedown, (B) the expected plan of distribution of such Non-Underwritten Shelf Takedown and (C) the action or actions required (including the timing thereof) in connection with such Non-Underwritten Shelf Takedown, and, to the extent necessary, the Company shall file and effect an amendment or supplement to its Registration Statement or Prospectus for such purpose as soon as practicable. For the avoidance of doubt, unless otherwise agreed to by the requesting Investor, the non-requesting Investor shall not have the right to participate in a Non-Underwritten Shelf Takedown.

(iii) The underwriters in any Underwritten Shelf Takedown shall be selected by the Investor that requested the offering.

4. Company Obligations. The Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof and the sale of such Registrable Securities as soon as reasonably practicable in accordance with the intended method of disposition thereof, and the Company will:

(a) use its reasonable best efforts to cause the Registration Statement to remain continuously effective and in compliance with the Securities Act and usable for resale of the Registrable Securities for a period (the “Effectiveness Period”) of three years from the date of its initial effectiveness (or, if earlier, until such time as there are no Registrable Securities remaining), following which time, or following the expiration of the initial Registration Statement, the Company shall promptly refile a Registration Statement or file a new Registration Statement with respect to the Registrable Securities if any Investor so requests and use its reasonable best efforts to cause such Registration Statement to remain continuously effective and in compliance with the Securities Act and usable for resale of the Registrable Securities for a period of three years from the date of its initial effectiveness (or, if earlier, until such time as there are no Registrable Securities remaining) (such period being deemed a continuation of the Effectiveness Period), it being understood that an Investor can request the filing of a Registration Statement at any time which (i) Registrable Securities are outstanding and (ii) no Registration is that time effective;

(b) as expeditiously as practicable, prepare and file with the SEC such amendments, post-effective amendments and supplements to any Registration Statement and any Prospectus as may be necessary to keep the Registration Statement effective or the Prospectus current for the Effectiveness Period and to comply with the provisions of the Securities Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) provide copies to and permit counsel designated by the Investors to review each Registration Statement and Prospectus and all amendments and supplements thereto prior to the filing thereof with the SEC;

(d) furnish to the Investors and their legal counsel such number of copies of each Registration Statement and Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto (including exhibits) and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement or Prospectus;

(e) use its reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal or lifting of any such order at the earliest practicable time;

(f) use its reasonable best efforts to register and qualify, and cooperate with the Investors and their counsel in connection with the registration or qualification of, the Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions reasonably requested by the Investors or any underwriter, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 4(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g) promptly notify the Investors, at any time prior to the end of the Effectiveness Period, (i) upon discovery that, or upon the happening of any event as a result of which, the Registration Statement, Prospectus or any document incorporated by reference therein includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to the Investors a supplement to or an amendment of such Registration Statement, Prospectus or other document as may be necessary so that such Registration Statement, Prospectus or other document shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, provided that any suspension of the use of any Registration Statement or Prospectus in connection with the happening of any such event must comply with the terms and conditions of Section 3(c)(ii), including, for the avoidance of doubt, the total number of days that any suspension may be in effect in any period, (ii) if the Company becomes aware of any request by the SEC or any federal or state governmental agency or authority for amendments or supplements to a Registration Statement or Prospectus covering Registrable Securities or for additional information relating thereto, (iii) if the Company becomes aware of the issuance or threatened issuance by SEC of any stop order or other suspension of effectiveness with respect to a Registration Statement covering the Registrable Securities, (iv) upon the receipt by the Company of any notification with respect to the suspension of the registration or qualification of, or exemption from such registration or qualification of, any Registrable Security for offer and sale in any jurisdiction reasonably requested by the Investors or any underwriter, or the initiation or threatening of any proceeding for such purpose, and (v) when any Registration Statement or Prospectus or any amendment or supplement thereto has been filed with the SEC and when any of the foregoing has become effective;

(h) if an Underwritten Shelf Takedown is requested, enter into an underwriting agreement in customary form, scope and substance;

(i) use its commercially reasonable efforts to cause all such Registrable Securities (A) if the Registrable Securities are then listed on a securities exchange, to continue to be so listed, (B) if the Registrable Securities are not then listed on a securities exchange, to, as promptly as practicable, be listed on the NYSE MKT, the New York Stock Exchange or NASDAQ (or any other national securities exchange), and (C) to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Investors or their permitted assignees to sell the Registrable Securities;

(j) if an Underwritten Shelf Takedown is requested or an underwritten public offering is conducted by the Company in accordance with Section 3(d), (A) use its reasonable best efforts to obtain customary “comfort” letters from the independent registered public accounting firm of the Company (to the extent deliverable in accordance with their professional standards) addressed to such Investor and the managing underwriter, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings; (B) use its reasonable best efforts to obtain opinions of external counsel to the Company (such counsel being reasonably satisfactory to the managing underwriter, if any) and updates thereof covering matters customarily covered in opinions of counsel in connection with underwritten offerings, addressed to each participating Investor and the managing underwriter, if any, provided, that the delivery of any “10b-5 statement” may be conditioned on the prior or concurrent delivery of a “comfort” letter pursuant to subsection (A) above; and (C) provide officers’ certificates and other customary closing documents customarily delivered in connection with underwritten offerings and reasonably requested by the managing underwriter;

(k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act (including, without limitation, Rule 172 promulgated under the Securities Act (“Rule 172”)), file any final Prospectus (including any supplement or amendment thereof) with the SEC pursuant to Rule 424 promulgated under the Securities Act (“Rule 424”), promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act (including Rule 158 promulgated thereunder). For the purpose of this Section 4(i), “Availability Date” means the forty-fifth (45th) day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the ninetieth (90th) day after the end of such fourth fiscal quarter. If the Company is required to file a Prospectus pursuant to Rule 424 at the time the Registration Statement is declared effective by the SEC, the Company shall file such Prospectus by 8:30 a.m., New York City time, on the next day on which the SEC’s Electronic Data Gathering, Analysis and Retrieval System (EDGAR) accepts documents for filing; and

(l) use its reasonable best efforts to take all other actions necessary or customarily taken by issuers to effect the registration of, and its commercially reasonable efforts to take all other actions necessary to effect the sale of, the Registrable Securities contemplated hereby.

5. Due Diligence Review; Information. Upon written request to the Company from a representative of any Investor or any underwriter (and/or any attorney or accountant retained by either of the foregoing) participating in a disposition of Registrable Securities pursuant to a Registration Statement (each a “Requesting Party”), the Company shall make available to such Requesting Party, for inspection and review during normal business hours, all of the Company’s financial records, SEC filings, and other corporate documents and properties as may be reasonably necessary to enable such Requesting Party to exercise their due diligence in connection with such disposition of such Registrable Securities, and the Company shall cause its officers, directors and employees to supply all such information reasonably requested by such Requesting Party in connection with such due diligence within a reasonable time period following the Company’s receipt of such request. As a condition to such inspection and review, the Company may require the Investors to enter into confidentiality agreements (in a form reasonably satisfactory to the Company). Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Investors, to any Requesting Party, or to any advisors or representatives thereof (each a “Information Recipient”), unless, prior to disclosure of such material nonpublic information, (i) the Company identifies such information to the Information Recipient as being material nonpublic information; (ii) the Company provides the Information Recipient with the opportunity to accept or refuse to accept such information prior to its receipt thereof; and (iii) the Information Recipient enters into an appropriate confidentiality agreement (in a form reasonably satisfactory to the Company) with the Company with respect to such information.

6. Holdback. With respect to any underwritten offering of Registrable Securities by an Investor pursuant to this Agreement, the Company agrees not to effect (other than pursuant to such registration) any public sale or distribution, or to file any Registration Statement or Prospectus (other than with respect to such registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed ten (10) days prior and sixty (60) days following the effective date of such offering or such longer period up to ninety (90) days as may be requested by the managing underwriter. The Company also agrees to cause each of its directors and senior executive officers to execute and deliver customary lockup agreements in such form and for such time period up to ninety (90) days as may be requested by the managing underwriter.

7. Obligations of the Investors.

(a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities. At least five (5) business days prior to the first anticipated filing date of any Registration Statement or Prospectus, the Company shall notify each Investor of the information that the Company requires from such Investor if such Investor desires to have any of the Registrable Securities included in the Registration Statement or Prospectus. Any Investor who elects to have such Registrable Securities included in such Registration Statement or Prospectus shall provide such information to the Company at least two (2) business days prior to the first anticipated filing date of such Registration Statement or Prospectus.

(b) Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement or Prospectus hereunder; provided, however, that any Investor who notifies the Company in writing of its election to exclude all of its Registrable Securities from such Prospectus need not so cooperate with the Company.

(c) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the suspension of the use of any Prospectus pursuant to Section 3(c)(ii) of this Agreement; or (ii) the happening of an event pursuant to Section 4(g) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

8. Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by Law, each Investor and if an Investor is a person other than an individual, its officers, directors, members, managers, employees and agents and each other person, if any, who controls such Investor within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act (each an “Investor Indemnified Party”), against any Losses, joint or several, to which such Investor Indemnified Party may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon: (i) any untrue statement or alleged untrue statement contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof, or any documents incorporated by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared or authorized by the Company (or any amendment or supplement thereto); or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) any “Blue Sky” application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities Laws thereof (any such application, document or information herein called a “Blue Sky Application”); or (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be so liable, in any such case, if and to the extent that any such Loss arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information regarding such Investor Indemnified Party or its plan of distribution or ownership interests which was furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus; or (B) any offers or sales by or on behalf of any Investor Indemnified Party after delivery to the Investor Indemnified Party by the Company of a notice of suspension described in Section 3(c)(ii) hereof and before delivery of a notice by the Company to the Investor advising the Investor that dispositions may be made as provided by Section 7(c) hereof.

(b) Indemnification by the Investors. In connection with any registration in which an Investor is participating, each Investor agrees, to indemnify and hold harmless, to the fullest extent permitted by Law, the Company, its directors, officers, employees, agents and each person who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Company Indemnified Party”), against any Losses to which such Company Indemnified Party may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by or on behalf of such Investor to the Company specifically and expressly for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, and (ii) any offers or sales by or on behalf of any Investor after delivery to such Investor by the Company of a notice of suspension described in Section 3(c)(ii) hereof and before delivery of a notice by the Company to such Investor advising such Investor that dispositions may be made as provided by Section 7(c) hereof. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 8 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation. For the purposes of this Section 8(b), the indemnification obligations of Buyer to the Company Indemnified Party shall be joint and several.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses; or (b) the indemnifying party shall have failed within a reasonable time after notice from the indemnified party to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party, or (c) the named parties to such action (including any impleaded parties) include both the indemnified party and the indemnifying party and, in the reasonable judgment of the indemnified party, representation of both the indemnified party and the indemnifying party with respect to such claims by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent.

(d) Contribution. If, for any reason, the indemnification provided for in Sections 8(a) and 8(b) hereof is unavailable to an indemnified party or insufficient to hold it harmless, other than for the exceptions specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, and access to information. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 8 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

9. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and each of the Investors.

(b) Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	Institutional Financial Markets, Inc. Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104 Attn: Joseph W. Pooler, Jr. Facsimile: (215) 701-8280 E-mail: jpooler@ifmi.com and to:
Institutional Financial Markets, Inc. 1633 Broadway, 28th Floor New York, New York 10019 Attn: Rachael Fink Facsimile: (866) 543-2907 E-mail: rfink@ifmi.com
With a copy to:	Duane Morris LLP 30 South 17th Street Philadelphia, Pennsylvania 19103 Attn: Darrick M. Mix Facsimile: (215) 239-4958 Email: dmix@duanemorris.com
If to Cohen Bros. Financial LLC:	c/o Institutional Financial Markets, Inc. Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104 Attn: Daniel G. Cohen

With a copy to:	Daniel G. Cohen at his principal address set forth the books and records of the Company.
If to Buyer:

Mead Park Capital Partners LLC

c/o Mead Park Holdings LP

126 East 56th Street, 19th Floor

New York, New York 10022

Attn: Christopher Ricciardi

Facsimile: (212) 432-4770

Email: cricciardi@meadpark.com

and to:

Mead Park Capital Partners LLC

c/o Mead Park Holdings LP

126 East 56th Street, 19th Floor

New York, New York 10022

Attn: Dennis J. Crilly

Facsimile: (212) 432-4770

Email: dcrilly@meadpark.com

With a copy to:	Sullivan & Cromwell LLP 125 Broad Street New York, New York 10022 Attn: Mitchell Eitel Facsimile: (212) 558-3588 Email: eitelm@sullcrom.com unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express (FedEx), the United Parcel Service (UPS), or another nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York City time, on a business day. Any notice hand delivered after 5:00 p.m. New York City time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notices, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

(c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective permitted successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder, provided that such Investor complies with the requirements of the Securities Purchase Agreement or the Cohen Purchase Agreement, as applicable, and with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected and agrees in writing to be bound by the terms hereof.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of each of the Investors; provided, however, that the Company may assign this Agreement in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person and, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investors in connection with such transaction unless the resales of such securities are registered under the Securities Act and the securities are otherwise freely tradable by the Investors after giving effect to such transaction.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or e-mail delivery of a “.pdf.” or other similar format file, which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable Law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement and the Securities Purchase Agreement and each of the other Transaction Documents, the Confidentiality Agreement, and the Exclusivity Agreement (each as defined in the Securities Purchase Agreement), collectively, set forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written. In the event that there shall be a conflict between the provisions of this Agreement and the provisions of the Securities Purchase Agreement, the provisions of the Securities Purchase Agreement shall control. In the event that there shall be a conflict between the provisions of this Agreement and the provisions of the Cohen Purchase Agreement, the provisions of the Cohen Purchase Agreement shall control.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws that would result in the application of the laws of another jurisdiction. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the state and federal courts sitting in New York City, New York, for the adjudication of any civil action asserted pursuant to this Agreement. EACH OF THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN

CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE INVESTORS AND THE COMPANY ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE INVESTORS TO ENTER INTO THIS AGREEMENT.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

THE COMPANY:

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

INVESTORS:

COHEN BROS. FINANCIAL, LLC

/s/ Daniel G. Cohen
Name:	Daniel G. Cohen
Title:	Managing Member

MEAD PARK CAPITAL PARTNERS LLC
By:	Mead Park Advisors LLC, its investment adviser

By:	/s/ Christopher Ricciardi
Name:	Christopher Ricciardi
Title:	Authorized Person

[Signature page to Registration Rights Agreement]

EXHIBIT C

INSTITUTIONAL FINANCIAL MARKETS, INC.

and

COMPUTERSHARE SHAREOWNER SERVICES LLC

as

Rights Agent

Section 382 Rights Agreement

Dated as of May 9, 2013

SECTION 382 RIGHTS AGREEMENT

SECTION 382 RIGHTS AGREEMENT, dated as of May 9, 2013 (the “Agreement”), between Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), and Computershare Shareowner Services LLC, a New Jersey limited liability company, as Rights Agent (the “Rights Agent”).

W I T N E S S E T H :

WHEREAS, the Company has generated NOLs and NCLs (each, as defined in Section 1 hereof) for United States federal income tax purposes, and such NOLs and NCLs may potentially provide valuable tax benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and thereby preserve the ability to utilize fully such NOLs and NCLs and certain other tax benefits and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on May 9, 2013 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend distribution of one preferred share purchase right (a “Right”) for each share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding at the close of business on May 20, 2013 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(o) hereof) for each share of Common Stock issued between the Record Date (whether originally or not) and the earlier of the close of business on the Distribution Date (as defined in Section 3(a) hereof) and the Expiration Date (as defined in Section 7(a) hereof), each Right initially representing the right to purchase one one ten-thousandth of a share (a “Unit”) of Series C Junior Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Articles Supplementary attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.95% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, or (iv) any Person holding Common Stock for or pursuant to the terms of any such plan, or (v) any Exempted Person.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement (the “Exchange Act”), and to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose shares of Common Stock would be deemed to be constructively owned by such first Person, owned by a “single entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of the Code, or any successor or replacement provision, and the Treasury Regulations thereunder”.

(c) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights, or (D) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person’s Affiliates or Associates; or

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (ii) as a result of (A) an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person’s Affiliates or Associates;

(iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (ii) of this paragraph (c) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (c) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days; and provided, further, however, that any stockholder of the Company, with Affiliates, Associates or other Person(s) who may be deemed representatives of it serving as director(s) or officer(s) of the Company, shall not be deemed to beneficially own securities held by other Persons as a result of (x) Persons affiliated or otherwise associated with such stockholder serving as director(s) or officer(s) or taking any action in connection therewith, (y) discussing the status of its shares with the Company or other stockholders of the Company similarly situated or (z) voting or acting in a manner similar to other stockholder(s) similarly situated, absent a specific finding by the Board of Directors of the Company of an express agreement among such stockholders to act in concert with one another as stockholders so as to cause, in the good faith judgment of the Board of Directors of the Company, each such stockholder to be the Beneficial Owner of the shares held by the other stockholder(s); or

(iv) Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(c), a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

(d) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the States of New York or New Jersey are authorized or obligated by law or executive order to close.

(e) “close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(f) “Code” shall have the meaning set forth in the preamble to this Agreement.

(g) “Common Stock” shall have the meaning set forth in the preamble to this Agreement, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person (or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first mentioned Person).

(h) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(i) “Convertible Note” means any of those certain Convertible Senior Promissory Notes issued pursuant to either (i) the Securities Purchase Agreement dated May 9, 2013 by and among the Company, Mead Park Capital Partners LLC and Mead Park Holdings, LP, or (ii) the Securities Purchase Agreement dated May 9, 2013 by and between the Company and Cohen Bros. Financial LLC.

(j) “Current Market Price” shall have the meaning set forth in Section 11(d) hereof.

(k) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(l) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(m) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(n) “Exempted Person” shall mean any Person who, together with all Affiliates and Associates of such Person, (i) is either (A) the Beneficial Owner of securities (as disclosed in public filings with the Securities and Exchange Commission on the Rights Dividend Declaration Date), representing 4.95% or more of the shares of Common Stock outstanding on the Rights Dividend Declaration Date, or (B) Daniel G. Cohen (with respect to 7,286,699 shares of Common Stock of which such Person is or may become the Beneficial Owner as of the date of this Agreement), Christopher Ricciardi and Stephanie Ricciardi (with respect to 1,472,175 shares of Common Stock of which such Person is or may become the Beneficial Owner as of the date of this Agreement), and Mead Park Capital Partners LLC (with respect to 3,898,334 shares of Common Stock of which such Person is or may become the Beneficial Owner as of the date of this Agreement), provided, however, that any such Person described in this clause (i) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the

Beneficial Owner (and so long as such Person continues to be the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock), of additional securities representing any additional shares of Common Stock, except (x) pursuant to equity compensation awards granted to such Person by the Company or options or warrants outstanding and beneficially owned by such Person as of the Rights Dividend Declaration Date, or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof, (y) as a result of a stock split, stock dividend or the like, or (z) as a result of an increase in the principal amount of a Convertible Note pursuant to the payment-in-kind interest provisions set forth in Section 1(b) of such Convertible Note; or (ii) becomes the Beneficial Owner of securities representing 4.95% or more of the shares of Common Stock then outstanding because of a reduction in the number of outstanding shares of Common Stock then outstanding as a result of the purchase by the Company or a Subsidiary of the Company of shares of Common Stock, provided, however, that any such Person described in clause (ii) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner, at any time after the date such Person became the Beneficial Owner of (and so long as such Person continues to be the Beneficial Owner of) 4.95% or more of the then outstanding shares of Common Stock, of additional securities representing any additional shares of Common Stock, except (x) pursuant to the exercise of options or warrants to purchase Common Stock outstanding and beneficially owned by such Person as of the date such Person became the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock or as a result of an adjustment to the number of shares of Common Stock for which such options or warrants are exercisable pursuant to the terms thereof, or (y) as a result of a stock split, stock dividend or the like; or (iii) who is a Beneficial Owner of 4.95% or more of the shares of Common Stock outstanding and whose beneficial ownership would not, as determined by the Board of Directors of the Company in its sole discretion, jeopardize or endanger the availability to the Company of its NOLs or NCLs; and provided further, however, that if a Person is an Exempted Person solely by reason of clause (iii) above, then such Person shall cease to be an Exempted Person if (A) such Person ceases to beneficially own 4.95% or more of the shares of the then outstanding Common Stock or (B) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s beneficial ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs, NCLs or both thereof. A purchaser, assignee or transferee of the shares of Common Stock (or warrants or options exercisable for Common Stock) from an Exempted Person shall not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such Person continues to be the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock.

(o) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(p) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(q) “NCLs” shall mean the Company’s net capital loss carryforwards.

(r) “NOLs” shall mean the Company’s net operating loss carryforwards.

(s) “Person” shall mean any individual, firm, corporation, limited liability company, partnership or other entity.

(t) “Preferred Stock” shall mean shares of Series C Junior Participating Preferred Stock, par value $0.001 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series C Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series C Junior Participating Preferred Stock.

(u) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(v) “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

(w) “Record Date” shall have the meaning set forth in the preamble of this Agreement.

(x) “Right” shall have the meaning set forth in the preamble of this Agreement.

(y) “Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

(z) “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(aa) “Rights Dividend Declaration Date” shall have the meaning set forth in the preamble of this Agreement.

(bb) “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(cc) “Section 13 Event” shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(dd) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(ee) “Subsidiary” shall mean, with reference to any Person, any Person of which a majority of the voting power of voting equity securities or equity interests is beneficially owned, directly or indirectly, by such Person or otherwise controlled by such Person.

(ff) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(gg) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(hh) “Trading Day” shall have the meaning set forth in Section 11(d) hereof.

(ii) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(jj) “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, as amended.

(kk) “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall be liable for the acts or omissions of, any such co-rights agents.

Section 3. Issue of Rights Certificates.

(a) Until the earlier of (i) the close of business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board of Directors of the Company shall determine prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than any Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information, send) by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(o) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates, and the Rights will be transferable only by transfer separate from the transfer of the shares of Common Stock previously underlying such Rights. The Company shall promptly give notice in accordance with Section 25 hereof to the Rights Agent upon the occurrence of the Distribution Date and, in any event, if such notice is given orally, the Company shall confirm the same in writing on or before the next Business Day at the address provided in Section 25 hereof. Until such notice is given to the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) As promptly as practicable following the Record Date, the Company shall send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earliest of the Distribution Date, the Expiration Date (as such term is defined in Section 7(a) hereof) or the redemption of the Rights pursuant to Section 23 hereof, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend in substantially the following form: “This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Institutional Financial Markets, Inc. (the

“Company”) and Computershare Shareowner Services LLC (the “Rights Agent”), dated as of May 9, 2013 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.” With respect to such certificates containing the foregoing legend, until the earlier of the (i) Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

Section 4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which legends, summaries or endorsements do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one ten-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, provided that the Company has notified the Rights Agent in accordance with Section 25 hereof of the applicability of this Section 4(b), shall contain (to the extent feasible) a legend in substantially the following form: “The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.”

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman, its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at its office designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 27 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date or the redemption of the rights pursuant to Section 23 hereof, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have i) properly completed and duly signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate, ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof and the Rights evidenced thereby as the Company shall reasonably request and iii) paid a sum sufficient to cover any tax or charge that might be imposed in connection with such transfer, split up, combination or exchange of any Rights Certificate or Certificates as required by Section 9(e) hereof. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 27 hereof, manually or by facsimile, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall have no duty or obligation to pay any taxes or charges that might be imposed in connection with any transfer, split up, combination or exchange of any Rights Certificate or Certificates pursuant to the terms of this Agreement.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) and Section 27 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one ten-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the close of business on October 1, 2016 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which all of the Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) are exchanged for Common Stock or other assets or securities as provided in Section 27 hereof, (iv) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, or (v) the close of business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward (the earliest of (i) and (ii) and (iii) and (iv) and (v) being herein referred to as the “Expiration Date”).

(b) The Purchase Price for each one ten-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $100.00, and shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof and shall be payable in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase properly completed and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one ten-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable tax or charge required to be paid hereunder, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one ten-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one ten-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby authorizes and directs its depositary agent to comply with such request, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) when necessary to comply with this Agreement, after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to

Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary in order to comply with the terms of this Agreement. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933, as amended (the “Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights and (iv) take such other actions as may be appropriate under, or to otherwise ensure compliance with, the federal securities laws in connection with the exercisability of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. The Company shall give copies of such public announcements to the Rights Agent. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective, and the Company shall give prompt notice of such suspension to the Rights Agent in accordance with Section 25 hereof. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one ten-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (or Units) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the satisfaction of the Company and the Rights Agent that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(i) In the event any Person shall become an Acquiring Person, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one ten-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(ii) In the event that the number of shares of Common Stock which are authorized by the Company’s Charter but not outstanding, subscribed for or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors of the Company has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors of the Company determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should to be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(i) For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 10,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a Unit shall be equal to the Current Market Price of one share of Preferred Stock divided by 10,000.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share of capital stock or one-ten millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred

Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Section 7, Section 9, Section 10, Section 13 and Section 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest one-ten millionth of a share of Preferred Stock) obtained by:

(i) multiplying (x) the number of one ten-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(ii) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one ten-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made, and the Company shall give a copy of such public announcement to the Rights Agent. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued and executed by the Company and countersigned and delivered by the Rights Agent in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(i) Irrespective of any adjustment or change in the Purchase Price or the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one ten-thousandth of a share and the number of one ten-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(j) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one ten-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(k) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one ten-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment. The Company shall give prompt notice of such deferral to the Rights Agent in accordance with Section 25 hereof.

(l) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(m) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(n) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(o) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment unless and until it shall have received such a certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(n) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one ten-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

(b) “Principal Party” shall mean:

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

(i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

(ii) take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii) will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one ten-thousandth of a share of Preferred Stock shall be one ten-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price of one (1) share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under this Agreement unless and until the Rights Agent shall have received such a certificate and such monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 and Section 20 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common

Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary;

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

(e) this Agreement may be supplemented or amended from time to time in accordance with the terms of Section 26 hereof; and

(f) the power and authority delegated to the Board of Directors of the Company pursuant to this Agreement shall be exclusive and shall be as set forth in Section 29 hereof.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one ten-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and expenses and other disbursements incurred in the administration, preparation, delivery, amendment and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement approved by the Company, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including but not limited to the costs and expenses of defending against any claim of liability in the premises. The reasonable costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company to the extent that the Rights Agent is successful in so enforcing its right of indemnification. The provisions of this Section 18 and Section 20 hereof shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel in the manner contemplated by Section 20(a) hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was required to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until such notice has been given to the Rights Agent in accordance with Section 25 hereof.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken in the absence of bad faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in the absence of bad faith in accordance with the advice or instructions of any such officer.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers or employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it reasonably and in the absence of bad faith believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been properly completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the twentieth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”); provided, however, if the Board of Directors of the Company authorizes redemption of the Rights in either of the circumstances set forth in clauses (i) and (ii) below, then such authorization shall require the concurrence of a majority of the members of the Board of Directors of the Company: (i) such authorization occurs on or after the time a Person becomes an Acquiring Person, or (ii) such authorization occurs on or after the date of a change (resulting from a proxy or consent solicitation or an action by written consent of stockholders, whether or not made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act) in a majority of the directors in office at the commencement of such solicitation, or prior to such written consent, if any Person who is a participant in such solicitation, or who signed such consent, has stated (or, if upon the commencement of such solicitation, a majority of the Board of Directors of the Company has determined in good faith) that such Person (or any of its Affiliates or Associates) intends to take, or may consider taking, any action which would result in such Person becoming an Acquiring Person or which would cause the occurrence of a Triggering Event unless, concurrent with such solicitation, such

Person (or one or more of its Affiliates or Associates) is making a cash tender offer pursuant to a Schedule TO (or any successor form) filed with the Securities and Exchange Commission for all outstanding shares of Common Stock not beneficially owned by such Person (or by its Affiliates or Associates). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the “Current Market Price”, as defined in Section 11(d) hereof, of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

(b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(n) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate and the Rights Agent, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b) In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Rights Agent) as follows:

Institutional Financial Markets, Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania

Attention: Chief Executive Officer

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

Computershare Shareowner Services

Newport Office Center VII

480 Washington Blvd.

Jersey City, NJ 07310

Attention: Relationship Manager

With a copy to:

Computershare Shareowner Services

Newport Office Center VII

480 Washington Blvd.

Jersey City, NJ 07310

Attention: Legal Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 26. Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, (i) no supplement or amendment shall be made which changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of one ten-thousandths of a share of Preferred Stock for which a Right is exercisable and following the first occurrence of an event set forth in clauses (i) and (ii) of the first proviso to Section 23(a) hereof, (ii) the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or indemnties under this Agreement and (iii) any supplement or amendment shall require the concurrence of a majority of the members of the Board of Directors of the Company. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 27. Exchange.

(a) The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors of the Company, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the “Section 27(a) Exchange Ratio”). Notwithstanding the foregoing, the Company may not effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

(i) The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors of the Company, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio specified in the following sentence, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement. Subject to such adjustment, each Right may be exchanged for that number of shares of Common Stock obtained by dividing the Adjustment Spread (as defined below) by the then Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the earlier of (i) the date on which any Person becomes an Acquiring Person or (ii) the date on which a tender or exchange offer by any Person (other than an Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-4(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof such Person would be the Beneficial Owner of 4.95% or more of the shares of Common Stock then outstanding (such exchange ratio being the “Section 27(a)(ii) Exchange Ratio”). The “Adjustment Spread” shall equal (x) the aggregate market price on the date of such event of the number of Adjustment Shares determined pursuant to Section 11(a)(ii) minus (y) the Purchase Price.

(ii) Notwithstanding anything contained in this Section 27(a) to the contrary, the Company may not exchange any Rights pursuant to this Section 27(a) unless such exchange is approved by a majority of the members of the Board of Directors of the Company.

(b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 27 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Section 27(a) Exchange Ratio or Section 27(a)(ii) Exchange Ratio, as the case may be. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 27, the Company shall make adequate provision to substitute, to the extent that there are insufficient shares of Common Stock available (1) cash, (2) other equity securities of the Company, (3) debt securities of the Company, (4) other assets or (5) any combination of the foregoing, having an aggregate value per Right equal to (x) in the case of an exchange pursuant to Section 27(a), the then current per share market price (determined pursuant to Section 11(d) hereof) of the Common Stock multiplied by the Section 27(a) Exchange Ratio and (y) in the case of an exchange pursuant to Section 27(a)(ii), the Adjustment Spread, where such aggregate value has been determined by a majority of the members of the Board of Directors of the Company, after receiving advice from a nationally recognized investment banking firm. To the extent that the Company determines that any such substitution must be made, the Company shall provide, subject to Section 7(e) hereof, that such substitution shall apply uniformly to all outstanding Rights.

(d) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of the exchange pursuant to this Section 27.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Company (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors of the Company to any liability to the holders of the Rights. The Rights Agent is entitled always to assume the Company’s Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall, in the reasonable judgment of the Rights Agent, adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign upon five (5) days prior written notice; provided, further, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the twentieth day following the date of such determination by the Board of Directors of the Company.

Section 32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state; provided, however, that all provisions regarding the rights, duties, and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience on only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:		INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Rachael Fink	By:	/s/ Joseph W. Pooler, Jr.
Name:	Rachael Fink	Name:	Joseph W. Pooler, Jr.
Title:	Senior Vice President, General Counsel and Secretary	Title:	Executive Vice President and Chief Financial Officer

Attest:		COMPUTERSHARE SHAREOWNER SERVICES LLC as Rights Agent

By:	/s/ Rita Swartz	By:	/s/ Mitzi Shannon
Name:	Rita Swartz	Name:	Mitzi Shannon
Title:	V.P. Relationship Manager	Title:	Relationship Manager

ARTICLES SUPPLEMENTARY

OF

INSTITUTIONAL FINANCIAL MARKETS, INC.

(formerly known as Cohen & Company Inc.)

SERIES C JUNIOR PARTICIPATING PREFERRED STOCK

(PAR VALUE $0.001 PER SHARE)

Cohen & Company Inc., a Maryland corporation, having its principal office at Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

First, pursuant to the authority expressly vested in the board of directors of the Corporation (the “Board of Directors”) by the charter of the Corporation (the “Charter”), the Board of Directors on December 21, 2009 adopted a resolution which duly classified 10,000 shares of Preferred Stock, par value $0.001 per share, into a series of 10,000 shares of Preferred Stock, par value $0.001 per share, designated as “Series C Junior Participating Preferred Stock,” and has provided for the issuance of shares of such series.

Second, no shares of the Series C Junior Participating Preferred Stock of the Corporation are issued or outstanding.

Third, on December 21, 2009, the Board of Directors, in accordance with the provisions of Section 2-208 of the Maryland General Corporation Law and the authority expressly vested in the Board of Directors by the Charter, duly adopted the resolution adopting the Articles Supplementary of Cohen & Company Inc. for the Series C Junior Participating Preferred Stock.

Fourth, pursuant to Section 2-208 of the Maryland General Corporation Law, stockholder approval is not required for the adoption of the Articles Supplementary of Cohen & Company Inc. for the Series C Junior Participating Preferred Stock, and such stockholder approval has not been obtained.

Fifth, the terms of the Series C Junior Participating Preferred Stock, as set by the Board of Directors, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, if any, are as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series C Junior Participating Preferred Stock” and the number of shares constituting such series shall be 10,000.

Section 2. Dividends and Distributions.

(a) The holders of shares of Series C Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.001 or (b) subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Junior Participating Preferred Stock. In the event the Corporation shall at any time after December 21, 2009 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series C Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on the outstanding shares of Series C Junior Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.001 per share on the outstanding shares of Series C Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series C Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series C Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series C Junior Participating Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series C Junior Participating Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series C Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein or by law, the holders of shares of Series C Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) If at any time dividends on any Series C Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series C Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series C Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

(i) During any default period, such voting right of the holders of Series C Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series C Junior Participating Preferred Stock.

(ii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (c)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after such order or request, or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iii) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (c)(ii)of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this paragraph (c) to directors elected by the holders of a particular class of stock shall include directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(iv) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of

Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Charter or by-laws of the Corporation irrespective of any increase made pursuant to the provisions of paragraph (c)(ii)of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Charter or by-laws of the Corporation). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(d) Except as set forth herein, holders of Series C Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series C Junior Participating Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Junior Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Junior Participating Preferred Stock, except dividends paid ratably on the Series C Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series C Junior Participating Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series C Junior Participating Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series C Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series C Junior Participating Preferred Stock shall have received an amount equal to $100,000 per share of Series C Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series C Liquidation Preference”). Following the payment of the full amount of the Series C Liquidation Preference, no additional distributions shall be made to the holders of shares of Series C Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series C Liquidation Preference by (ii) 10,000 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series C Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series C Junior Participating Preferred Stock and Common Stock, respectively, holders of Series C Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series C Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series C Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series C Junior Participating Preferred Stock shall not be redeemable.

Section 9. Amendment. The Charter shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series C Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series C Junior Participating Preferred Stock, voting separately as a class.

Section 10. Fractional Shares. Series C Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Junior Participating Preferred Stock.

IN WITNESS WHEREOF, Cohen & Company Inc. has caused these presents to be signed in its name and on its behalf by its President and attested to by its Secretary as of this 21st day of December, 2009.

ATTEST:		COHEN & COMPANY INC.

By:		By:
	Rachael Fink		Joseph W. Pooler, Jr.
	Senior Vice President, General Counsel and Secretary		Executive Vice President and Chief Financial Officer

CERTIFICATE

THE UNDERSIGNED, the Executive Vice President and Chief Financial Officer of Cohen & Company Inc. (the “Corporation”), who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

Joseph W. Pooler, Jr.
Executive Vice President and Chief Financial Officer

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER OCTOBER 1, 2016 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.

Rights Certificate

INSTITUTIONAL FINANCIAL MARKETS, INC.

This certifies that [    ], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of May 9, 2013 (the “Rights Agreement”), between Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), and Computershare Shareowner Services LLC, a New Jersey limited liability company (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on October 1, 2016 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one ten- thousandth of a fully paid, non-assessable share of Series C Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $100.00 per one ten-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of May 9, 2013 based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one ten-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date. In addition, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange. Under certain circumstances set forth in the Rights Agreement, the decision to redeem the Rights shall require the concurrence of a majority of the members of the Board of Directors of the Company.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                     .

Attest:		INSTITUTIONAL FINANCIAL MARKETS, INC.

By:		By:
Name:		Name:
Title:	Secretary	Title:

Countersigned: Attest:		COMPUTERSHARE SHAREOWNER SERVICES LLC as Rights Agent

By:		By:	Authorized Signature
Name:		Name:
Title:		Title:

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                      hereby sells, assigns and transfers unto                      (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature:
Signature Guaranteed*:

*	Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)	after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature:
Signature Guaranteed*:

*	Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

To:	INSTITUTIONAL FINANCIAL MARKETS, INC.:

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address):

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address):

Dated:
Signature:

Signature Guaranteed*:

*	Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate

[    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)	after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature:
Signature Guaranteed*:

*	Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE SERIES C JUNIOR

PARTICIPATING PREFERRED STOCK

On May 9, 2013, the Board of Directors of Institutional Financial Markets, Inc. (the “Company”) approved the entry into a Section 382 Rights Agreement (the “Rights Agreement”) between the Company and Computershare Shareowner Services LLC (the “Rights Agent”). The Rights Agreement provides for a distribution of one preferred stock purchase right (a “Right”) for each share of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding to stockholders of record at the close of business on May 20, 2013 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company a unit (a “Unit”) consisting of one ten-thousandth of a share of Series C Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), at a Purchase Price of $100.00 per Unit (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

The Board of Directors of the Company adopted the Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use its net operating loss and net capital loss carryforwards (the “deferred tax assets”) to reduce potential future federal income tax obligations. The Company has experienced substantial operating losses and capital losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated by the Internal Revenue Service, the Company may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the deferred tax assets do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of deferred tax assets, and therefore these deferred tax assets could be a substantial asset to the Company. However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code, its ability to use the deferred tax assets will be substantially limited and/or delayed, and the timing of the usage of the deferred tax assets could be substantially delayed, which could therefore significantly impair the value of those assets.

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a “Distribution Date” will occur upon the earlier of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person” (as defined below) (the “Stock Acquisition Date”) or (ii) ten (10) business days following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person. “Acquiring Person” means any person who or which, together with all affiliates and associates of such person, shall be the beneficial owner of 4.95% or more of the shares of Common Stock then outstanding, excluding the Company and any “Exempted Person” (defined below). Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

Any person who, together with all affiliates and associates of such person, is the beneficial owner of Common Stock, options and/or other securities exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock outstanding on May 9, 2013 or is set forth in the Rights Agreement as such, will be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner (and so long as such person continues to be the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock), of additional securities representing any additional shares of Common Stock, except (x) pursuant to equity compensation awards granted to such person by the

Company or options or warrants outstanding and beneficially owned by such person as of May 9, 2013, or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a stock split, stock dividend or the like. In addition, any person who, together with all affiliates and associates of such person, becomes the beneficial owner of Common Stock and/or other securities exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock then outstanding as a result of a purchase by the Company or any of its subsidiaries of shares of Common Stock will also be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and will be deemed to be an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner, at any time after the date such person became the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock, of additional securities representing any additional shares of Common Stock, except if such additional securities are acquired (x) pursuant to the exercise of options or warrants to purchase Common Stock outstanding and beneficially owned by such person as of the date such person became the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock or as a result of an adjustment to the number of shares of Common Stock for which such options or warrants are exercisable pursuant to the terms thereof, (y) as a result of a stock split, stock dividend or the like, or (z) as a result of an increase in the principal amount of a Convertible Note (as defined in the Rights Agreement) pursuant to the payment-in-kind interest provisions set forth in Section 1(b) of such Convertible Note. In addition, any person who, together with all affiliates and associates of such person, is the beneficial owner of Common Stock and/or other securities exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock outstanding, and whose beneficial ownership would not, as determined by the Board of Directors of the Company in its sole discretion, jeopardize or endanger the availability of the Company of its deferred tax assets, will be an “Exempted Person.” However, any such person will cease to be an Exempted Person if (x) such person ceases to beneficially own 4.95% or more of the shares of the then outstanding Common Stock or (y) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such person’s beneficial ownership (together with all affiliates and associates of such person) with respect to the availability to the Company of its deferred tax assets. A purchaser, assignee or transferee of the shares of Common Stock (or options or warrants exercisable for Common Stock) from an Exempted Person will not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such transferee continues to be the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock.

EXHIBIT D

FORM OF COHEN PURCHASE AGREEMENT

[See ANNEX A-2 to this preliminary proxy statement on Schedule 14A]

D-1

EXHIBIT E

PREFERRED STOCK EXCHANGE AGREEMENT

This Preferred Stock Exchange Agreement (this “Agreement”) is made as of May 9, 2013, by and among Institutional Financial Markets, Inc., a corporation organized under the laws of the State of Maryland (the “Company”), Cohen Bros. Financial, LLC (“Cohen”), and Daniel G. Cohen.

RECITALS:

WHEREAS, Cohen is the owner of an aggregate of Four Million Nine Hundred Eighty-Three Thousand Five Hundred Fifty-Seven (4,983,557) shares of Series D Voting Non-Convertible Preferred Stock of the Company (collectively, the “Series D Shares”);

WHEREAS, Cohen desires to exchange (the “Exchange”) the Series D Shares for an aggregate of Four Million Nine Hundred Eighty-Three Thousand Five Hundred Fifty-Seven (4,983,557) newly issued shares of Series E Voting Non-Convertible Preferred Stock of the Company (collectively, the “Series E Shares” and, together with the Series D Shares, the “Shares”);

WHEREAS, the Shares have substantially identical rights, preferences, privileges and restrictions other than with respect to the Company’s obligation to redeem the Shares, and accordingly, the terms of the Series E Shares effectively serve as an amendment of the terms of the Series D Shares solely with respect to when the Company has an obligation to redeem the Series D Shares; and

WHEREAS, pursuant to this Agreement, Cohen and the Company desire to, among other things, set forth the terms and conditions of the Exchange.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

1. The Exchange. Cohen hereby assigns and conveys to the Company the Series D Shares, free and clear of all liens, claims and encumbrances. On the date of this Agreement, Cohen shall deliver to the Company the stock certificate representing the Series D Shares. In exchange for the Series D Shares, the Company shall issue on the date of this Agreement the Series E Shares to Cohen and shall deliver to Cohen the stock certificate representing the Series E Shares. Cohen and the Company hereby acknowledge and agree that the Series E Shares shall have all of the rights, preferences, privileges and restrictions described in the Institutional Financial Markets, Inc. Articles Supplementary, Series E Voting Non-Convertible Preferred Stock, and as described in the Articles of Incorporation of the Company, as amended from time to time. Immediately upon execution and delivery of this Agreement, each of the Series D Shares shall be deemed cancelled in exchange for the Series E Shares.

2. Representations and Warranties.

2.1 Representations and Warranties of Cohen. To induce the Company to enter into the Exchange, Cohen hereby represents and warrants to the Company as follows:

(a) Cohen (i) is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware, and (ii) has the limited liability company power and authority to own its property and assets and to transact the business in which it is engaged.

(b) Cohen has the limited liability company power to execute, deliver and carry out the terms and provisions of this Agreement.

(c) Cohen is the sole owner of the Series D Shares and has good and marketable title thereto, free and clear of all liens, claims and encumbrances whatsoever.

(d) This Agreement constitutes a legal, valid and binding obligation of Cohen, enforceable against Cohen in accordance with its terms.

2.2 Representations and Warranties of the Company. To induce Cohen to enter into the Exchange, the Company represents and warrants to Cohen as follows:

(a) The Company (i) is a corporation duly organized and validly existing and in good standing under the laws of the State of Maryland, and (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged.

(b) The Series E Shares that are being issued by the Company to Cohen hereunder have been duly authorized, and, upon the issuance of the Series E Shares to Cohen in accordance with the terms and provisions of this Agreement, the Series E Shares will be validly issued, fully paid and nonassessable.

(c) The Company has the corporate power to execute, deliver and carry out the terms and provisions of this Agreement and to issue the Series E Shares to Cohen hereunder, and the Company has taken all necessary corporate action to authorize the Company’s execution, delivery and performance of this Agreement.

(d) This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3. Miscellaneous.

3.1 Termination of December 28, 2012 Exchange Agreement. The parties hereto agree that the Preferred Stock Exchange Agreement, dated December 28, 2012, by and among the Company, Cohen and Daniel G. Cohen, is hereby terminated in its entirety.

3.2 Descriptive Headings. The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

3.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same agreement. Facsimile or electronically transmitted signature pages shall be deemed an original for purposes of this Agreement.

3.4 Entire Agreement. This Agreement constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

3.5 Interpretation. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

3.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

3.7 Severability. If any provisions of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof.

3.8 Governing Law. The validity, interpretation and enforcement of this Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Preferred Stock Exchange Agreement on the day and year first above-written.

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

COHEN BROS. FINANCIAL, LLC

By:	/s/ Daniel G. Cohen
Name:	Daniel G. Cohen
Title:	Managing Member

/s/ Daniel G. Cohen
Daniel G. Cohen

[Signature page to Preferred Stock Exchange Agreement]

EXHIBIT F

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Agreement”) is dated as of May 9, 2013, by and among IFMI, LLC (the “Company”), a majority owned subsidiary of Institutional Financial Markets, Inc. (the “Parent”), the Parent, Daniel G. Cohen (the “Executive”), and, solely for purposes of Sections 6.4 and 7.5 hereof, C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP), a majority owned subsidiary of the Parent (“PrinceRidge”), and C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC), an indirect subsidiary of the Parent (“PrinceRidge Partners LLC”). For purposes of this Agreement, the Company, the Parent, PrinceRidge and the Executive may each be referred to as a “Party” and collectively may be referred to as the “Parties.”

WHEREAS, contemporaneously with the execution of this Agreement, the Parent is entering into a securities purchase agreement (the “Securities Purchase Agreement”) with Mead Park Capital Partners LLC, pursuant to which the Parent is selling to such entity (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167.00) newly issued shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), for an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334.00); and (ii) a convertible senior promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501.00);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Parent and Cohen Bros. Financial, LLC, a Delaware limited liability company of which the Executive is the sole member, are executing and delivering a securities purchase agreement (the “Cohen Purchase Agreement”), pursuant to which the Parent has agreed to sell to Cohen Bros. Financial, LLC and Cohen Bros. Financial, LLC has agreed to purchase from the Parent (i) an aggregate of Eight Hundred Thousand (800,000) newly issued shares of Common Stock, for a purchase price of Two Dollars ($2.00) per share of Common Stock, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000.00); and (ii) a convertible promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000.00);

WHEREAS, the parties hereto are entering into this Agreement pursuant to the Securities Purchase Agreement and the Cohen Purchase Agreement;

WHEREAS, effective as of the Effective Date (as defined in Section 1) and on the terms set forth below, (i) the Parent wishes the Executive to serve as its Vice Chairman, and (ii) the Company wishes that the Executive serve as its Vice Chairman and as President of Cohen & Company Financial Limited (formerly known as EuroDekania Management LTD) and as President and Chief Executive of the European Business (as defined in Section 2 herein).

WHEREAS, the Company, the Parent and Executive are parties to the Employment Agreement, dated February 18, 2010, as amended by Amendment No. 1 to Employment Agreement, dated December 18, 2012 (as so amended, the “IFMI Employment Agreement”);

WHEREAS, the Company, the Parent, PrinceRidge and the Executive are parties to the Executive Agreement, dated May 31, 2011 (the “PrinceRidge Employment Agreement”); and

WHEREAS, with this Agreement, (i) the Company, the Parent and Executive desire to amend and restate the IFMI Employment Agreement in its entirety; (ii) the Company, the Parent, PrinceRidge and the Executive desire to terminate the PrinceRidge Employment Agreement; and (iii) the Parties hereto desire that PrinceRidge join as a party to this Agreement.

NOW THEREFORE, the Parties hereto agree as follows:

1. Term. Subject to the terms and conditions set forth herein, the Executive hereby agrees to provide services to the Company and the Company agrees to compensate the Executive for an initial term commencing as of the Effective Date (as defined below) and continuing through December 31, 2014, unless sooner terminated in accordance with the provisions of Section 4 or Section 5, with such arrangement to continue for successive one-year periods in accordance with the terms of this Agreement (subject to termination as aforesaid) unless any of Parent, Company or the Executive notifies the other Parties of non-renewal in writing prior to three (3) months before the expiration of the initial term and each annual renewal, as applicable. (The period during which the Executive provides services hereunder being hereinafter referred to as the “Term.”) This Agreement shall be binding on the Parties as of the date hereof. This Agreement shall only become effective upon the earlier of (i) the date on which Parent hires a new Chief Executive Officer, and (ii) the date of closing under the Securities Purchase Agreement (such date shall be referred to as the “Effective Date”). In the event that the Securities Purchase Agreement is terminated for any reason prior to the Effective Date, this Agreement shall automatically, without any further action on the part of the Parties, terminate and be of no further force or effect.

2. Duties. During the Term, the Executive shall serve as Vice Chairman of the Board of Directors of the Parent (the “Board of Directors”), reporting directly to the Chairman of the Board of Directors, Vice Chairman of the Board of Managers of the Company (the “Board of Managers”), and President of Cohen & Company Financial Limited and President and Chief Executive of the European Business, reporting directly to the Chief Executive Officer of the Parent. The Executive shall faithfully perform for the Parent and the Company the duties customarily attendant to Executive’s position of said offices and shall perform such other duties of an executive, managerial or administrative nature related to the European Business as shall be reasonably specified and reasonably designated from time to time by the Board of Directors and/or the Board of Managers. Executive shall be required to perform such other duties of an executive, managerial or administrative nature related to the Company’s non-European Business reasonably specified and reasonably designated from time to time by the Board of Directors and/or the Board of Managers, provided that Executive consents to such other duties (such consent not to be unreasonably withheld or delayed). For purposes of this Agreement, the term “European Business” shall mean all of the business of the Company originating in, arising out of, or related to Europe, including, without limitation, the Company’s capital markets business (sales and trading of securities as well as investment banking), the Company’s asset management business (managing assets through listed and private companies, funds, managed accounts and collateralized debt obligations, including but not limited to Dekania Europe CDO I plc, Dekania Europe CDO II plc, Dekania Europe CDO III plc, and Munda CLO I BV), the Company’s principal investing business (investments in the investment vehicles, primarily those that the Company manages), and any other business in which the Company may engage.

3. Compensation.

3.1 Guaranteed Payment. Commencing on the Effective Date, the Company shall pay the Executive a guaranteed payment at the rate of Six Hundred Thousand Dollars ($600,000.00) per annum (the “Guaranteed Payment”), payable in equal monthly installments. The Compensation Committee of the Board of Directors may provide for such increases to the Guaranteed Payment as it may, in its discretion, deem appropriate. (Any such amount shall constitute the “Guaranteed Payment” as of the time of the calculation.) For United States federal, state and local tax purposes, each Guaranteed Payment shall be treated and reported by the Company and the its members as a “guaranteed payment” (generally, a “707(c) Payment”) within the meaning of Section 707(c) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.

3.2 Allocations.

(a) For the period beginning on the Effective Date through December 31, 2013 (the “Initial Period”), the Executive shall be entitled to each of the following allocations from the Company (the “Initial Allocations”), which shall be awards of qualified performance-based compensation (within the meaning of Code Section 162(m) and the Treasury Regulations thereunder) for purposes of the Company’s or Parent’s incentive compensation plan:

(i) a payment equal to 25% of the net income, if any, of the European Business during such period as determined in accordance with generally accepted accounting principles in the United States (the “Initial European Business Allocation”); and

(ii) a payment equal to 20% of the gross revenues generated on transactions that the Executive is responsible for generating for the Company’s non-European broker-dealers during such period as determined in accordance with generally accepted accounting principles in the United States. For the avoidance of doubt, the decision to pursue and/or enter into a transaction that would result in an allocation to Executive under this Section 3.2(a)(ii) or Section 3.2(b)(ii) below shall be made solely by the Company.

Each of the Initial Allocations, if any, shall be payable in cash within 30 days after the end of the Initial Period. In calculating net income and net loss determined in accordance with generally accepted accounting principles in the United States under this Section 3.2(a) and Section 3.2(b), expense allocations of corporate overhead, which shall be limited to allocations from the corporate finance, legal, information technology, human resource, and operations departments, shall be based on the Company’s allocation methodologies in effect as of the date hereof, or any other allocation methodology agreed to by the Executive.

(b) Following the Initial Period, the Executive shall be entitled to each of the following allocations from the Company (the “Standard Allocations” and, together with the Initial Allocations, the “Allocations”), which shall be awards of qualified performance-based compensation (within the meaning of Code Section 162(m) and the Treasury Regulations thereunder) for purposes of the Company’s or Parent’s incentive compensation plan:

(i) with respect to each calendar year following the Initial Period (collectively, the “Annual Periods”), a payment equal to (each an “Annual European Business Allocation” and, collectively, the “Annual European Business Allocations”): (A) 25% of the aggregate net income, if any, of the European Business in the Initial Period and all completed Annual Periods as determined in accordance with generally accepted accounting principles in the United States, less (B) 25% of the aggregate net loss, if any, of the European Business in the Initial Period and all completed Annual Periods as determined in accordance with generally accepted accounting principles in the United States, less (C) the aggregate amount that would have been paid to the Executive but for the European Business Annual Allocation Cap (as defined below) as the Initial European Business Allocation, if any, for the Initial Period and as the Annual European Business Allocations, if any, for all other completed Annual Periods prior to the Annual Period for which the Annual European Business Allocation is being calculated; and

(ii) with respect to each semi-annual calendar period following the Initial Period (each a “Semi-Annual Period”), a payment equal to 20% of the gross revenues generated on transactions that the Executive is responsible for generating for the Company’s non-European broker-dealers during such Semi-Annual Period as determined in accordance with generally accepted accounting principles in the United States.

Each of the Standard Allocations, if any, under this Section 3.2(b) shall be payable in cash within 30 days after the end of the applicable Annual Periods and Semi-Annual Periods.

(c) Notwithstanding the foregoing, in the event that the Initial European Business Allocation or an Annual European Business Allocation, as the case may be, earned by the Executive would result in the Initial

European Business Allocation or the Annual European Business Allocation, as the case may be, earned for that calendar year to exceed Five Million Dollars ($5,000,000.00) (the “European Business Annual Allocation Cap”), the Compensation Committee may, in its sole discretion and at any time prior to the payment of such Initial European Business Allocation or Annual European Business Allocation, as the case may be, reduce the amount of or totally eliminate any such allocation to the extent such allocation is in excess of the European Business Annual Allocation Cap.

3.3 Supplemental Allocations. During the Term, the Compensation Committee of the Board of Directors shall have the discretion to grant Executive allocations in such amounts and on such terms as it shall determine in its sole discretion (each a “Supplemental Allocation”). Nothing contained in the foregoing shall limit the Executive’s eligibility to receive any other bonus under any other bonus plan, stock option or equity–based plan, or other policy or program of the Parent or the Company.

3.4 Equity Incentive Compensation. The Executive shall be entitled to participate in any equity compensation plan of the Parent or the Company in which he is eligible to participate, and may, without limitation, be granted in accordance with any such plan options to purchase units representing a membership interest of the Company, shares of Common Stock, shares of restricted stock, and other equity awards in the discretion of the Compensation Committee of the Board of Directors.

3.5 Benefits-In General. The Executive shall be permitted during the Term to participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that the Executive is eligible under the terms of such plans or programs.

3.6 Vacation. The Executive shall be entitled to vacation of no less than 25 business days per year, to be credited in accordance with the Company’s ordinary policies.

3.7 Expenses-In General. The Company shall pay or reimburse the Executive for all ordinary and reasonable out-of-pocket expenses actually incurred (and, in the case of reimbursement, paid) by the Executive during the Term in the performance of the Executive’s services under this Agreement, in accordance with the Company’s policies regarding such reimbursements.

3.8 Secretarial Support; Office Space. During the Term, the Company shall, at the Company’s expense, (i) employ a person selected by Executive, in his sole discretion, to provide executive assistant services solely to the Executive; and (ii) in addition to the Company’s and the Company Affiliates’ (as defined in Section 6.2(b)) other United States and European office space, provide an additional office space at a location selected by the Executive, in his sole discretion, provided that the annual rent for such additional office space shall not exceed Seventy-Two Thousand Dollars ($72,000).

3.9 Priority Allocations of the Company’s Profits, Income and Gain In Respect of Allocations and Supplemental Allocations. Notwithstanding anything in the LLC Agreement to the contrary and prior to the allocation to any Member (including the Executive in his capacity as a Member) of any Profits, Losses and/or, otherwise, any income (gross or net), gain, loss and/or deduction of the Company for any Fiscal Year of the Company under the LLC Agreement (as defined below) and/or applicable law: (a) the Executive shall be specially allocated, and the Company shall specially allocate to the Executive, an amount of the Company’s gross income and/or gain for such Fiscal Year (the “Company Income”) equal to the sum of the Executive’s Allocations (if and to the extent of any) for such Fiscal Year, the Executive’s Supplemental Allocation(s) (if any) for such Fiscal Year and any Unallocated Amount for such Fiscal Year (such sum, the “Special Allocation Amount” for such Fiscal Year); and (b) if the Special Allocation Amount for such Fiscal Year exceeds the Company Income for such Fiscal Year, then any such excess shall constitute the “Unallocated Amount” for the immediately succeeding Fiscal Year (including for purposes of this Section 3.9) and (y) any and all payments made to the Executive in respect of any such Allocations and Special Allocation Amounts for which such special allocations are made shall be treated and reported as distributions to such Member in his capacity as a Member under Section 731 of the Code (and, if and to the extent applicable, as a distribution described in Treasury Regulations Section 1.731-1(a)(1)(ii)). Notwithstanding anything in the LLC Agreement to the contrary, for purposes of the LLC Agreement (x) the Company’s Profits, Losses and/or, otherwise, any income (gross or net), gain, loss and/or deduction of the Company for any Fiscal Year of the Company allocable (or to be allocated) to the Members (including the Executive in his capacity as a Member) pursuant to the LLC Agreement (and/or applicable law) for such Fiscal Year shall be computed without regard to any of the Company Income so specially allocated to the Executive pursuant to this Section 3.9. All capitalized terms referred to in this Section 3.9 shall have the meaning set forth in the First Amended and Restated Limited Liability Company Agreement of Cohen Brothers, LLC, dated as of December 16, 2009, as amended by that Amendment No. 1 to Limited Liability Company Agreement of IFMI, LLC, dated as of June 20, 2011, and as may hereafter be further amended (the “LLC Agreement”). With regard to any Allocations (or portion thereof) or Supplemental Allocations (or portion thereof) (and, in either case, any corresponding payment in respect thereof), this Section 3.9 shall not apply to any such allocation (or portion thereof) and/or corresponding payment if and to the extent that the Company shall have determined (in its sole discretion, although in consultation with its tax advisor(s)) that such allocation (or portion thereof) and/or corresponding payment should be treated and reported as a 707(c) Payment for United States federal, state and/or local income tax purposes and, instead, such allocation (or portion thereof) and/or corresponding payment shall be treated and reported as a 707(c) Payment for United States federal, state and/or local income tax purposes.

3.10 Treatment of Allocations and Payments, Generally. If, due to the United States federal, state and/or local tax treatment and/or reporting prescribed herein for any allocation or payment (or portion thereof) provided for herein, the Company’s tax return preparer is unable to sign and/or file any tax filing setting forth such treatment and/or reporting, then, and notwithstanding anything herein to the contrary, such allocation or payment (or portion thereof) shall instead be treated and reported in such manner as the Company’s tax return preparer determines to be proper under applicable tax law. Notwithstanding anything herein to the contrary, for the avoidance of doubt, the treatment of any allocation (or portion thereof) and/or payment (or portion thereof) to the Executive hereunder as a 707(c) Payment or an amount to which Section 707(a) of the Code applies shall not have any effect on the Capital Account balance of Executive.

3.11 Registered Representative Status. During the Term, the Company shall, or cause its subsidiaries to, include Executive as a registered representative of a broker-dealer subsidiary of the Company.

4. Termination upon Death or Disability. If the Executive dies during the Term, the Term shall terminate as of the date of death, and the obligations of the Company to or with respect to the Executive shall terminate in their entirety upon such date except as otherwise provided under this Section 4. If the Executive is unable to perform substantially and continuously the duties assigned to him due to a disability as defined for purposes of the Company’s long-term disability plan then in effect, or, if no such plan is in effect, by virtue of ill health or other disability for more than 180 consecutive or non-consecutive days out of any consecutive 12-month period, the Company shall have the right, to the extent permitted by law, to terminate the services arrangement hereunder upon notice in writing to the Executive. Upon termination of the services arrangement hereunder due to death or disability, (i) the Executive (or the Executive’s estate or beneficiaries in the case of the death of the Executive) shall be entitled to receive any Guaranteed Payment and other benefits (including any allocations under Sections 3.2 and 3.3 for any period completed before termination of this Agreement and the services arrangement hereunder (the “Prior Period Allocations”)) earned and accrued under this Agreement, but not yet paid, prior to the date of termination (and reimbursement under this Agreement for expenses actually incurred prior to the termination of this Agreement and the services arrangement hereunder); (ii) the Executive (or the Executive’s estate or beneficiaries in the case of the death of the Executive) shall be entitled to receive a single-sum payment equal to the Guaranteed Payments that would have been paid to him for the remainder of the year in which the termination occurs; (iii) the Executive (or the Executive’s estate or beneficiaries in the case of the death of the Executive) shall receive a single-sum payment equal to (x) the Allocation and any Supplemental Allocations for the period in which the termination occurs to which the Executive would have been entitled if a termination had not occurred in such period, multiplied by (y) a fraction (1) the numerator of which is the number of days in such period preceding the termination and (2) the denominator of which is the total number of days in such period, (iv) all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by the Executive shall fully vest and become immediately exercisable, as applicable, subject to the terms of such awards, and (v) the Executive (or the Executive’s estate or beneficiaries in the case of the death of the Executive) shall have no further rights to any other compensation or benefits hereunder, or any other rights hereunder (but, for the avoidance of doubt, shall receive such disability and death benefits as may be provided under the Company’s plans and arrangements in accordance with their terms). Unless the payment is required to be delayed pursuant to Section 7.15(b) below or as otherwise provided in Section 5.5 below, (x) the cash amounts payable pursuant to clauses (i) and (ii) above shall be paid to the Executive (or the Executive’s estate or beneficiaries in the case of the death of the Executive) within 60 days following the date of his termination of the services arrangement hereunder on account of death or disability, and (y) the cash amounts payable pursuant to clause (iii) above shall be paid in accordance with Section 3.2 at such time when the Allocation would otherwise be scheduled to be paid but for such termination under this Agreement. Other than the Prior Period Allocations (to which Section 3.9 shall apply), all payments under this Section 4 shall be treated and reported for United States federal income tax purposes as 707(c) Payments made by the Company to Executive (unless the Company, in consultation with its tax advisor(s), has otherwise determined, in which case such payments shall be treated and reported as so otherwise determined).

5. Certain Terminations of the Services Arrangement; Certain Benefits.

5.1 Termination by the Company for Cause; Termination by the Executive without Good Reason.

(a) For purposes of this Agreement, “Cause” shall mean the Executive’s:

(i) commission of, and indictment (that is not quashed within 90 days) for or formal admission to any crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company (other than routine traffic violations); provided that such crime has a material adverse effect on the business or reputation of the Company;

(ii) indictment (that is not quashed within 90 days) for or formal admission to a felony, except for a felony under state law that is (A) solely related to the operation of a motor vehicle or boat, and (B) of the lowest class or degree of felony in a state that so classifies felonies (for purposes of clarification, the exception set forth in this clause shall not apply with respect to a felony for which Executive is indicted in a state that does not classify felonies);

(iii) engagement in fraud, misappropriation or embezzlement that has a material adverse effect on the business or reputation of the Company;

(iv) continued failure to materially adhere to firm-wide written policies of the Company, which have been made available or provided to the Executive; or

(v) material breach of any of the provisions of Section 6;

provided, that the Company shall not be permitted to terminate this Agreement and the services arrangement hereunder for Cause except (x) on written notice of the Company’s intent to terminate for Cause (which shall include reasonable detail of the specific event constituting Cause) given to the Executive at any time not more than 60 calendar days following the occurrence of any of the events described in clause (iii) through (v) above (or, if later, the Company’s knowledge thereof), and (y) if the Executive has been provided with an opportunity (with counsel of his choice) to contest the proposed reason(s) of Cause set forth in the notice at a meeting of the Board of Directors. Notwithstanding the foregoing, in the event that the Company provides written notice to the Executive that Cause exists as a result of the occurrence of the events described in clause (iv) or (v) above, the Executive shall have 30 calendar days from the date of such notice to cure any such event that is reasonably curable and, if the Executive does so to the reasonable satisfaction of the Company, such event shall not constitute Cause hereunder.

(b) The Company may terminate this Agreement and the services arrangement hereunder for Cause, and the Executive may terminate this Agreement and the services arrangement hereunder on at least 30 days’ written notice given to the Company. If the Company terminates this Agreement and the services arrangement hereunder for Cause, or the Executive terminates this Agreement and the services arrangement hereunder and the termination by the Executive is not for Good Reason in accordance with Section 5.2, (i) the Executive shall receive accrued but unpaid Guaranteed Payments and other benefits (including any Prior Period Allocations and reimbursement under this Agreement for expenses actually incurred prior to the termination of this Agreement and the services arrangement hereunder); and (ii) the Executive shall have no further rights to any other compensation, benefits or bonuses under this Agreement on or after the termination the services arrangement hereunder. Unless the payment is required to be delayed pursuant to Section 7.15(b) below, the cash amounts payable to the Executive under this Section 5.1(b) shall be paid to the Executive in a single-sum payment within 60 days following the date of the termination of his service arrangement with the Company pursuant to this Section 5.1(b).

Other than the Prior Period Allocations (to which Section 3.9 shall apply), all payments under this Section 5.1 shall be treated and reported for United States federal income tax purposes as 707(c) Payments made by the Company to Executive (unless the Company, in consultation with its tax advisor(s), has otherwise determined, in which case such payments shall be treated and reported as so otherwise determined).

5.2 Termination by the Company without Cause; Termination by the Executive for Good Reason.

(a) For purposes of this Agreement, “Good Reason” shall mean, unless otherwise consented to by the Executive,

(i) (a) the material reduction of the Executive’s title, authority, duties or responsibilities, including, without limitation, (1) the Executive’s sole authority to manage all of the aspects of the European Business consistent with written firm-wide policies of the Company that are generally applicable to all of the Company’s business units or (2) restricting the Executive’s ability to determine the office locations of the European Business, or (b) the assignment to the Executive of duties materially inconsistent with the Executive’s position or positions with the Parent, the Company or their subsidiaries (including his role as a member of the Board of Directors and/or Board of Managers);

(ii) a reduction in the annual Guaranteed Payment of the Executive below the amount set forth in Section 3.1 of this Agreement or any modification of the Allocations formula without Executive’s written consent;

(iii) the Company’s material breach of this Agreement; or

(iv) Executive is required to relocate his office from the location for which the $72,000 expense is paid pursuant to Section 3.8.

Notwithstanding the foregoing, (i) Good Reason shall not be deemed to exist unless notice of termination on account thereof (specifying a termination date no later than 30 days from the date of such notice) is given no later than 30 days after the time at which the event or condition purportedly giving rise to Good Reason first occurs or arises and (ii) if there exists (without regard to this clause (ii)) an event or condition that constitutes Good Reason, the Company shall have 30 days from the date notice of such a termination is given to cure such event or condition and, if the Company does so, such event or condition shall not constitute Good Reason hereunder.

(b) The Company may terminate this Agreement and the services arrangement hereunder and the Executive may terminate this Agreement and the services arrangement hereunder at any time for any reason or no reason. If the Company terminates the services arrangement hereunder and the termination is not covered by Section 4 or 5.1, the Executive terminates the services arrangement hereunder for Good Reason, or Parent or the Company terminates this Agreement and the services arrangement hereunder as a result of not renewing this Agreement pursuant to Section 1 (and such termination as a result of non-renewal is not by the Company for Cause):

(i) the Executive shall receive a single-sum payment equal to accrued but unpaid Guaranteed Payments and other benefits (including any Prior Period Allocations earned by the Executive and reimbursement under this Agreement for expenses actually incurred prior to the termination of the services arrangement hereunder);

(ii) the Executive shall receive a single-sum payment of an amount equal to 3.0 times (a) the average of the Guaranteed Payment amounts paid to Executive over the three calendar years prior to the date of termination, (b) if less than three years have elapsed between the date of this Agreement and the date of termination, the highest Guaranteed Payment paid to Executive in any calendar year prior to the date of termination, or (c) if less than 12 months have elapsed from the date of this Agreement to the date of termination, the highest Guaranteed Payment received in any month times 12; provided, however, that in the event that the applicable calculation under either clause (a), (b) or (c), as applicable, of this Section 5.2(b)(ii) yields less than Three Million Dollars ($3,000,000.00), then Executive shall receive a single-sum payment of Three Million Dollars ($3,000,000.00) in lieu of such amount;

(iii) all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by the Executive shall fully vest and become immediately exercisable, as applicable, subject to the terms of such awards; and

(iv) the Executive shall receive a single-sum payment equal to the Allocation and any Supplemental Allocation(s) for the period in which the termination occurs to which the Executive would have been entitled if a termination had not occurred in such period, multiplied by a fraction (x) the numerator of which is the number of days in such period preceding the termination and (y) the denominator of which is the total number of days in such period.

Unless the payment is required to be delayed pursuant to Section 7.15(b) below or as otherwise provided in Section 5.5 below, (x) the cash amounts payable to the Executive under this Section 5.2(b)(i) and (ii) shall be paid to the Executive within 60 days following the date of his termination his services arrangement with the Company hereunder pursuant to this Section 5.2(b), and (y) the cash amounts payable pursuant to this Section 5.2(b)(iv) shall be paid in accordance with Section 3.2 at such time when the Allocation would otherwise be scheduled to be paid but for such termination under this Agreement. In the event that the 60 day period following the date of termination spans two calendar years, the amounts payable to the Executive under this Section 5.2(b) shall be paid in the latter calendar year.

Other than the Prior Period Allocations (to which Section 3.9 shall apply), all payments under this Section 5.2 shall be treated and reported as 707(c) Payments made by the Company to Executive (unless the Company, in consultation with its tax advisor(s), has otherwise determined, in which case such payments shall be treated and reported as so otherwise determined).

5.3 Change of Control. Without duplication of the foregoing, upon a “Change of Control” (as defined below) while the Executive is providing services to the Company or an Affiliate (as defined below) pursuant to this Agreement, all outstanding unvested equity-based awards shall fully vest and shall become immediately exercisable, as applicable. After such Change of Control, there will be a transition period (“Transition Period”) which will begin on the date of the Change of Control and end on the first anniversary of such Change of Control. If the Executive terminates the services arrangement with the Company hereunder within the six-month period following the Transition Period, such termination shall be deemed a termination by the Executive for Good Reason covered by Section 5.2. For purposes of this Agreement, “Change of Control” shall mean the occurrence of any of the following on or after the date hereof:

(a) any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but excluding Executive, any Family Member of Executive, the Company, any entity or person controlling, controlled by or under common control with Executive, any Family Member of Executive, the Company, any employee benefit plan of the Company or any such entity, and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which any of the foregoing persons or entities is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Parent representing 50% or more of either (A) the combined voting power of the Parent’s then outstanding securities or (B) the then outstanding Common Stock (in either such case other than as a result of an acquisition of securities directly from the Parent or the Company); provided, however, that, in no event shall a Change of Control be deemed to have occurred upon a public offering of the Common Stock under the Securities Act of 1933, as amended (for purposes hereof, “Family Member” means (I) a person’s spouse, parent, sibling and descendants (whether natural or adopted), (II) any family limited partnership, limited liability company or other entity wholly owned, directly or indirectly, by such person and/or such person’s spouse, parent, sibling and/or descendants (whether natural or adopted), and (III) any estate or trust for the benefit of such person and/or such person’s spouse, parent, sibling and/or descendants (whether natural or adopted)); or

(b) any consolidation or merger of the Parent where the stockholders of the Parent, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the entity issuing cash or securities in the consolidation or merger (or of its ultimate parent entity, if any);

(c) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Parent, other than a sale or disposition by the Parent of all or substantially all of the Parent’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) who beneficially hold shares of Common Stock immediately prior to such sale or (B) the approval by stockholders of the Parent of any plan or proposal for the liquidation or dissolution of the Parent, as applicable; or

(d) the members of the Board of Directors at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board of Directors; provided that any director whose election, or nomination for election by the Parent’s stockholders, was approved by a vote of at least a majority of the members of the Board of Directors then still in office who were members of the Board of Directors at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

For purposes of this Agreement, “Affiliate” shall mean, with respect to any individual or entity, any other individual or entity directly or indirectly controlling, controlled by, or under common control with, such individual or entity at any time during the period for which the determination of affiliation is being made and, for purposes of this definition, the terms “control,” “controlling,” “controlled” and words of similar import, when used in this context, mean, with respect to any individual or entity, the possession, directly or indirectly, of the power to direct, or cause the direction of, management policies of such individual or entity, whether through the ownership of voting securities, by contract or otherwise.

5.4 Parachutes. If any amount payable to or other benefit receivable by the Executive pursuant to this Agreement would be deemed to constitute a Parachute Payment (as defined below), alone or when added to any other amount payable or paid to or other benefit receivable or received by the Executive which is deemed to constitute a Parachute Payment (whether or not under an existing plan, arrangement or other agreement), and would result in the imposition on the Executive of an excise tax under Section 4999 of the Code, then the Parachute Payments shall be reduced (but not below zero) so that the maximum amount of the Parachute Payments (after reduction) shall be One Dollar ($1.00) less than the amount which would cause the Parachute Payments to be subject to the excise tax imposed by Section 4999 of the Code. Any such reduction shall be made by first reducing severance benefits (if any). Notwithstanding the foregoing, if the reduction of Parachute

Payments under this Section 5.4 would be equal to or greater than Fifty Thousand Dollars ($50,000), then there shall be no such reduction and the full amount of the Parachute Payment shall be payable. “Parachute Payment” shall mean a “parachute payment” as defined in Section 280G of the Code. The calculation under this Section 5.4 shall be as determined by the Company’s independent accountants.

5.5 Execution of Release. The Executive acknowledges that, if required by the Company prior to making the payments and benefits set forth in this Section 5 (other than accrued but unpaid Guaranteed Payments and other benefits), all such payments and benefits are subject to his execution of the Release attached hereto as Exhibit A (the “Release”). If Executive fails to execute the Release, or the Release does not become irrevocable within 60 days following the date of the termination of the Executive’s services arrangement with the Company hereunder, all such payments and benefits set forth in this Section 5 shall be forfeited. Notwithstanding anything in this Agreement to the contrary, if the Executive is required to sign the Release within the 60 days following the date of termination, the cash amounts payable to the Executive under Section 4(i) and (ii) and Section 5.2(b)(i) and (ii), as applicable, shall be paid to the Executive on the 60th day following the date of his termination his services arrangement with the Company hereunder pursuant to Section 5.2(b), provided that the Release becomes irrevocable during such 60 day period.

5.6 Exculpation.

(a) The Executive shall not be liable to any member of the Company or to the Company or its Affiliates for any action or inaction, unless such action or inaction arises out of, or is attributable to, the gross negligence, willful misconduct or fraud of the Executive and such action is materially injurious to the financial condition or business reputation of the Business (as defined in Section 6.1 herein), nor shall the Executive be liable to any member of the Company or to the Company or its Affiliates for any action or inaction of any broker or agent of the Company or its Affiliates selected by such Executive; provided, that such broker or agent was selected, engaged or retained by such Executive in accordance with reasonable care. Any Executive may consult with counsel, accountants, investment bankers, financial advisers, appraisers and other specialized, reputable, professional consultants or advisers in respect of the affairs of the Company or its Affiliates and be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such persons; provided, that such persons shall have been selected in accordance with reasonable care.

(b) Notwithstanding any of the foregoing to the contrary, the provisions of this Section 5.6 shall not be construed so as to relieve (or attempt to relieve) the Executive of any liability to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law, but the provisions of this Section 5.6 shall be construed so as to effectuate the provisions of this Section 5.6 to the fullest extent permitted by law.

5.7 Indemnification.

(a) The Executive shall, in accordance with this Section 5.7, be indemnified and held harmless by the Company and its controlled Affiliates from and against any and all Indemnification Obligations (as defined below) arising from any and all claims, demands, actions, suits or proceedings (civil, criminal, administrative or investigative), actual or threatened, in which such Executive may be involved, as a party or otherwise, by reason of such Executive’s service to or on behalf of, or management of the affairs of, the Company and/or its Affiliates, or rendering of advice or consultation with respect thereto, or which relate to the Company or its Affiliates or any of their properties, business or affairs; provided, that such Indemnification Obligation resulted from the action or inaction of such Executive that did not constitute gross negligence, willful misconduct or fraud which, in each such case, was materially injurious to the financial condition or business reputation of the Business and provided, further, that the Executive shall not be entitled to indemnification hereunder for any acts, omissions or transactions for which an officer or director of a Delaware corporation may not be relieved of liability under the Delaware General Corporation Law, as amended. The Company and its controlled Affiliates shall also indemnify and hold harmless the Executive from and against any Indemnification Obligation suffered or sustained by the

Executive by reason of any action or inaction of any broker or agent of the Company selected by such Executive; provided, however, that such broker or agent was selected, engaged or retained by such Executive in accordance with reasonable care. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that such Indemnification Obligation resulted from the gross negligence, willful misconduct or fraud, or lack of reasonable care, of the Executive or that the act, omission or transaction was one for which an officer or director of a Delaware corporation may not be relieved of liability under the Delaware General Corporation Law, as amended. The Executive’s right to indemnification conferred in this Section 5.7 shall include the right to be paid or reimbursed by the Company for any expenses incurred by the Executive of the type which the Executive is entitled to be indemnified hereunder if the Executive was, is, or is threatened to be made a named defendant or respondent in a claim, demand, action, suit or proceeding in advance of the final disposition thereof and without any determination as to the Executive’s ultimate entitlement to indemnification. Upon a written request from the Executive, the Company shall pay such expenses incurred and to be incurred by the Executive in advance of the final disposition of a claim, demand, action, suit or proceeding, upon receipt of an undertaking by the Executive to repay all amounts so advanced if it shall ultimately be determined that the Executive is not entitled to be indemnified under this Section 5.7 or otherwise. “Indemnification Obligations” means costs, losses, claims, damages, liabilities, expenses (including reasonable legal and other professional fees and disbursements), judgments, fines, settlements and other amounts, collectively.

(b) The indemnification provided by this Section 5.7, (i) shall not be deemed to be exclusive of any other rights to which the Executive may be entitled under any agreement, or as a matter of law, or otherwise, both as to action in the Executive’s official capacity and to action in another capacity, (ii) shall continue after the Executive has ceased to have an official capacity with respect to the Parent, the Company or their Affiliates for acts or omissions that occurred during such official capacity or otherwise when acting at the request of the Parent, the Company, or their Affiliates, and (iii) shall inure to the benefit of the heirs, successors and assigns of such Executive.

(c) Notwithstanding any of the foregoing to the contrary, the provisions of this Section 5.7 shall not be construed so as to provide for the indemnification of the Executive for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or that such liability may not be waived, modified or limited under applicable law, but the provisions of this Section 5.7 shall be construed so as to effectuate the provisions of this Section 5.7 to the fullest extent permitted by law.

6. Covenants of the Executive.

6.1 Confidentiality. The Executive acknowledges that (i) the primary business of the Company is currently its capital markets business (sales and trading of securities as well as investment banking), its asset management business (managing assets through listed and private companies, funds, managed accounts and collateralized debt obligations), and its principal investing business (investments in the investment vehicles, primarily those that the Company manages), and that the Company may engage in additional or different areas of business during Executive’s services arrangement with the Company hereunder (all of which are collectively referred to as the “Business”); (ii) the Company is one of a limited number of persons who have such a business; (iii) the Business is, in part, national and international in scope; (iv) the Executive’s work for the Company has given and will continue to give him access to the confidential affairs and proprietary information of the Company; (v) the covenants and agreements of the Executive contained in this Section 6 are essential to the business and goodwill of the Company; and (vi) the Company would not have entered into this Agreement but for the covenants and agreements set forth in this Section 6. Accordingly, the Executive covenants and agrees during and after the period of the Executive’s services arrangement with the Company and its Affiliates, the Executive (x) shall keep secret and retain in strictest confidence all confidential matters relating to the Business and the business of any of its Affiliates and to the Company and any of its Affiliates, learned by the Executive heretofore or hereafter directly or indirectly from the Company or any of its Affiliates (the “Confidential Company Information”), and (y) shall not disclose such Confidential Company Information to anyone outside of the Company unless (i) the disclosure is done with the Company’s or such Affiliate’s, as applicable, express written consent, (ii) the Confidential Company Information is at the time of receipt or thereafter becomes publicly known through no wrongful act of the Executive or is received from a third party not under an obligation to keep such information confidential and without breach of this Agreement, (iii) the disclosure is required to be made pursuant to an order of any court or government agency, subpoena or legal process; (iv) the disclosure is made to officers or directors of the Company or its Affiliates (and/or the officers and directors of such Affiliates), and to auditors, counsel, and other professional advisors to the Company or its Affiliates, or (v) the disclosure is made by a court or arbitrator in connection with any litigation or dispute between the Company and the Executive. Unless prohibited by law, regulation or order of a court or other governmental or regulatory body, the Executive shall as promptly as reasonably practicable supply the Company with a copy of any legal process delivered to the Executive requesting Confidential Company Information. Prior to any disclosure of Confidential Company Information, unless prohibited by law, regulation or order of a court or other governmental or regulatory body, the Executive shall notify the Company and shall cooperate and not object to the Company seeking an order protecting the confidentiality of such information.

6.2 Nonsolicitation; Executive’s Affiliation with Competing Persons/Entities.

(a) For a period of 6 months following the end of the Term, in the event this Agreement and the services arrangement hereunder is terminated by the Company for Cause, by the Executive without Good Reason or by the Executive as a result of not renewing this Agreement pursuant to Section 1, the Executive shall not, directly or indirectly, engage or participate in, or become employed by, or affiliated with, or render advisory or any other services to, any person or business entity or organization, of whatever form, that competes with the Company’s or any of its controlled Affiliates’ sales and trading of fixed income securities or investment banking activities in any European country in which the Company or any of its controlled Affiliates operates (each a “Competing Business”), provided, however, the Executive may serve as a member of the board of directors or equivalent position of any corporation or other company that is a Competing Business, provided, further, the Executive recuses himself from any discussion in such position if it raises a conflict of interest with respect to the Executive’s duties to the Company or adversely affects the Company.

(b) For a period of 6 months following the end of the Term, regardless of the reason the Term of this Agreement and the services arrangement hereunder ends (including, but not limited to, nonrenewal of this Agreement by either Executive or the Company), Executive shall not, directly or indirectly, (i) solicit, induce, cause or otherwise attempt to solicit, induce or cause any person who is employed or engaged by the Company or its subsidiaries (collectively, the “Company Affiliates”) to (A) end his or her employment or engagement with any of the Company Affiliates, (B) accept employment or other engagement with any person or entity other than any of the Company Affiliates, or (C) in any manner interfere with the business of the Company Affiliates, or (ii) hire any person who was an employee of any of the Company Affiliates at the time of such termination or within the six-month period prior to such termination (provided, that this clause (ii) shall not apply to any employee who has been terminated by any of the Company Affiliates).

(c) For a period of 6 months following the end of the Term, regardless of the reason the Term of this Agreement and the services arrangement hereunder ends (including, but not limited to, nonrenewal of this Agreement by either Executive or the Company), the Executive shall not, directly or indirectly, solicit, induce, direct or do any act or thing which may interfere with or adversely affect the relationship of any of the Company Affiliates with any person or entity who was a material customer or client of such entities or with whom such entities were actively seeking to form a business relationship either at the time of the termination of the Executive’s employment or within the 6-month period immediately preceding such termination, or otherwise induce or attempt to induce any such person or entity to cease doing business, reduce or otherwise limit its business with any of the Company Affiliates. For purposes hereof, “material customer or client” means a customer or client that is one of the 25 largest customers or clients of such entity.

The Executive specifically acknowledges that the temporal and geographical limitations hereof, in view of the nature of the Business, are reasonable and necessary to protect the Company’s legitimate business interests.

6.3 Rights and Remedies upon Breach. The Executive acknowledges and agrees that any breach by him of any of the provisions of Sections 6.1 and 6.2 (the “Restrictive Covenants”) would result in irreparable injury and damage for which money damages would not provide an adequate remedy. Therefore, if the Executive breaches, or threatens to commit a breach of, any of the provisions of Sections 6.1 or 6.2, the Company and its Affiliates, in addition to, and not in lieu of, any other rights and remedies available to the Company and its Affiliates under law or in equity (including, without limitation, the recovery of damages), shall have the right and remedy to have the Restrictive Covenants specifically enforced by any court having equity jurisdiction, including, without limitation, the right to an entry against the Executive of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of such covenants.

6.4 Outside Activities. Section 13.09 of the Fourth Amended and Restated Limited Partnership Agreement of PrinceRidge, dated May 31, 2011, and as may be amended from time to time, shall not apply to Executive.

7. Other Provisions.

7.1 Severability. The Executive acknowledges and agrees that (i) he has had an opportunity to seek advice of counsel in connection with this Agreement and (ii) the Restrictive Covenants are reasonable in geographical and temporal scope and in all other respects. If it is determined that any of the provisions of this Agreement, including, without limitation, any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the provisions of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

7.2 Duration and Scope of Covenants. If any court or other decision-maker of competent jurisdiction determines that any of the Executive’s covenants contained in this Agreement, including, without limitation, any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or geographical scope of such provision, then, after such determination has become final and unappealable, the duration or scope of such provision, as the case may be, shall be reduced so that such provision becomes enforceable and, in its reduced form, such provision shall then be enforceable and shall be enforced.

7.3 Enforceability; Jurisdiction; Arbitration. Any controversy or claim arising out of or relating to this Agreement, the breach of this Agreement (other than a controversy or claim arising under Section 6, to the extent necessary for the Company (or its Affiliates, where applicable) to avail itself of the rights and remedies referred to in Section 6.3) and/or your services arrangement hereunder with the Company in general that are not resolved by the Executive and the Company (or its Affiliates, where applicable) shall be submitted to arbitration in New York, New York in accordance with the law of the State of New York and the Employment Arbitration Rules and Mediation Procedures of the American Arbitration Association or, if applicable, in accordance with the rules and procedures of the Financial Industry Regulatory Authority. The determination of the arbitrator(s) shall be conclusive and binding on the Company (or its Affiliates, where applicable) and the Executive and judgment may be entered on the arbitrator(s)’ award in any court having jurisdiction.

7.4 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails as follows:

(i)	If to the Parent, to:

Institutional Financial Markets, Inc.

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

Attention: General Counsel

Or such other address that may be designated by the Company from time to time,

(ii)	If to the Company, to:

IFMI, LLC

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

Attention: General Counsel

Or such other address that may be designated by the Company from time to time.

(iii)	If to the Executive, to:

Daniel G. Cohen at his principal address set forth the books and records of the Company.

(iv)	If to PrinceRidge or PrinceRidge Partners LLC, to:

C&Co/PrinceRidge Holdings LP

1633 Broadway, 28th Floor

New York, New York 10019

Attention: General Counsel

With a copy to:

Institutional Financial Markets, Inc.

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

Attention: General Counsel

Any such person may by notice given in accordance with this Section 7.4 to the other Parties hereto designate another address or person for receipt by such person of notices hereunder.

7.5 Amendment of IFMI Employment Agreement; Termination of PrinceRidge Employment Agreement; Amendment to Executive’s Supplemental Agreement. The Company, the Parent and the Executive agree that this Agreement amends and restates the IFMI Employment Agreement in its entirety as of the Effective Date. The Company, the Parent, PrinceRidge and the Executive agree that this Agreement terminates the PrinceRidge Employment Agreement in its entirety effective as of the Effective Date. Other than as set forth in this Agreement, the Executive hereby acknowledges and agrees that the Executive is not entitled to any severance payments or other benefits under the IFMI Employment Agreement or the PrinceRidge Employment Agreement as a result of, in the case of the IFMI Employment Agreement, the amendment and restatement thereof and, in the case of the PrinceRidge Employment Agreement, the termination thereof. The Executive, PrinceRidge and PrinceRidge Partners LLC agree that this Agreement amends the Supplementary Agreement, dated May 31, 2011, by and among the Executive, PrinceRidge and PrinceRidge Partners, such that all references to the “Executive Agreement” therein shall, as of the Effective Date, refer to this Agreement.

7.6 Entire Agreement. Other than the Indemnification Agreement, dated October 18, 2006, by and between the Parent and the Executive, this Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

7.7 Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Parties or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any such right, power or privilege nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.

7.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

7.9 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law.

7.10 Withholding. The Parent and the Company shall be entitled to withhold from any payments or deemed payments made by the Parent and/or the Company any amount of tax withholding it determines to be required by law.

7.11 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors and legal representatives.

7.12 Counterparts. This Agreement may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of two or more copies hereof each signed by one of the Parties hereto.

7.13 Survival. Anything contained in this Agreement to the contrary notwithstanding, the provisions of Sections 4, 5 and 6 and any other provisions of this Agreement expressly imposing obligations that survive termination of Executive’s services arrangement hereunder, and the other provisions of this Section 7 to the extent necessary to effectuate the survival of such provisions, shall survive termination of this Agreement and any termination of the Executive’s services arrangement hereunder.

7.14 Existing Agreements. The Executive represents to the Company that he is not subject or a party to any employment or consulting agreement, non-competition covenant or other agreement, covenant or understanding which might prohibit him from executing this Agreement or limit his ability to fulfill his responsibilities hereunder.

7.15 Section 409A.

(a) Interpretation. Notwithstanding the other provisions hereof, this Agreement is intended to comply with the requirements of section 409A of the Code, to the extent applicable, and this Agreement shall be interpreted to avoid any penalty sanctions under section 409A of the Code. Accordingly, all provisions herein, or incorporated by reference, shall be construed and interpreted to comply with section 409A. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. For purposes of section 409A of the Code, each payment made under this Agreement shall be treated as a separate payment. In no event may the Executive, directly or indirectly, designate the calendar year of payment.

(b) Payment Delay. Notwithstanding any provision to the contrary in this Agreement, if on the date of the termination of Executive’s services arrangement hereunder, the Executive is a “specified employee” (as such term is defined in section 409A(a)(2)(B)(i) of the Code and its corresponding regulations) as determined by the Board of Directors (or its delegate) in its sole discretion in accordance with its “specified employee” determination policy, then all cash severance payments payable to the Executive under this Agreement that are deemed as deferred compensation subject to the requirements of section 409A of the Code shall be postponed for a period of six months following the Executive’s “separation from service” with the Company (or any successor thereto). The postponed amounts shall be paid to the Executive in a lump sum within 30 days after the date that is 6 months following the Executive’s “separation from service” with the Company (or any successor thereto). If the Executive dies during such six-month period and prior to payment of the postponed cash amounts hereunder, the amounts delayed on account of section 409A of the Code shall be paid to the personal representative of the Executive’s estate within 60 days after Executive’s death. If any of the cash payments payable pursuant to this Agreement are delayed due to the requirements of section 409A of the Code, there shall be added to such payments interest during the deferral period at an annualized rate of interest equal to 5%.

(c) Reimbursements. All reimbursements provided under this Agreement shall be made or provided in accordance with the requirements of section 409A, including, where applicable, the requirement that (i) any reimbursement is for expenses actually incurred during the Executive’s lifetime (or during a short period of time specified in this Agreement), (ii) the amount of expenses eligible for reimbursement during a calendar year may not affect the expenses eligible for reimbursement in any other calendar year, (iii) the reimbursement of all eligible expense will be made on or before the last day of the taxable year following the year in which the expense is incurred, and (iv) the right to reimbursement is not subject to the liquidation or exchange for another benefit. Any tax gross up payments to be made hereunder shall be made not later than the end of the Executive’s taxable year next following the Executive’s taxable year in which the related taxes are remitted to the taxing authority.

7.16 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

7.17 Supplementary Agreement. For purposes of the Fourth Amended and Restated Limited Liability Company Agreement of PrinceRidge Partners LLC and the Fourth Amended and Restated Limited Partnership Agreement of PrinceRidge, each dated May 31, 2011, and each as may be amended from time to time, this Agreement shall be treated as a Supplementary Agreement (as defined thereunder).

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have signed their names as of the day and year first above written.

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Joseph W. Pooler, Jr.

Name:	Joseph W. Pooler, Jr.

Title:	Chief Financial Officer

IFMI, LLC

By:	/s/ Joseph W. Pooler, Jr.

Name:	Joseph W. Pooler, Jr.

Title:	Chief Financial Officer

C&CO/PRINCERIDGE HOLDINGS LP solely for purposes of Sections 6.4 and 7.5

By:	/s/ Douglas Listman

Name:	Douglas Listman

Title:	Chief Financial Officer

EXECUTIVE

Signed:	/s/ Daniel G. Cohen

Name:	Daniel G. Cohen

C&CO/PRINCERIDGE PARTNERS LLC, solely for purposes of Sections 6.4 and 7.5

By:	/s/ Douglas Listman

Name:	Douglas Listman

Title:	Chief Financial Officer

[Signature Page to Daniel G. Cohen Amended and Restated Employment Agreement]

EXHIBIT A

RELEASE AGREEMENT

This Release Agreement (this “Agreement”) is made and entered into as of the      day of             , 20     (the “Effective Date”) by and among IFMI, LLC, a Delaware limited liability company (the “Company”), Institutional Financial Markets, Inc., a Maryland corporation (“Parent”), and Daniel G. Cohen (“Executive”) (collectively referred to as the “Parties”).

RECITALS

WHEREAS, Executive has agreed to enter into this Agreement pursuant to Section 5.5 of the Amended and Restated Employment Agreement, dated May     , 2013, by and among the Company, Parent, Executive, and, solely for purposes of Sections 6.4 and 7.5 thereof, C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP) and C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC), a copy of which is attached hereto as Exhibit A (the “Executive Agreement”).

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Payment to Executive.

The Company shall, in accordance with the terms of the Executive Agreement, pay and/or provide to Executive the consideration provided for under Section 5 of the Executive Agreement.

2. Non-Disparagement. Executive agrees that he shall not engage in any activity or make any statement that may disparage or reflect negatively on Parent, the Company, any of their respective subsidiaries, or any officers, directors, managers, partners, members or employees of any of the foregoing. Each Parent and the Company agrees that it shall not, and it shall cause its executive officers, board members, any entity that is a Released Party (as defined in Section 3(d)), and the executive officers of any such Released Party not to, engage in any activity or make any statement that may disparage or reflect negatively on Executive. However, nothing in this Agreement is intended to or shall be interpreted: (i) to restrict or otherwise interfere with an obligation to testify truthfully in any legal, judicial or regulatory forum; or (ii) to restrict or otherwise interfere with any right and/or obligation to contact, cooperate with or provide information to any government agency or commission.

3. Release by Executive.

(a) General Release. For Executive and his respective heirs, administrators, executors, agents, beneficiaries and assigns, Executive hereby waives, releases and forever discharges to the maximum extent of the law the Released Parties (as defined in subsection (d) below) of and from any and all Claims (as defined in subsection (c) below) and any monetary or personal relief for such Claims. This General Release of Claims by Executive (“Release”) covers all Claims Executive has or may have against the Released Parties arising from the beginning of time up to and including the date Executive signs this Agreement.

(b) Exclusions. Notwithstanding any other provision of this Release, the following are not barred by the Release: (a) Claims relating to the validity of this Agreement; (b) Claims by either party to enforce this Agreement; (c) Claims relating to a breach of this Agreement; (d) Claims relating to rights under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA); (e) Claims relating to employee benefit plans; (f) Claims relating to the exculpation or indemnification of Executive under any indemnification agreement Executive has with Parent, the Company and/or any Released Party, under the Director and Officer

Liability Insurance of the Company or any Released Party or under the by-laws or other governing documents of the Company or any Released Party which apply to officers or directors; (g) Claims relating to fraud (to the extent material to Executive), embezzlement, theft or criminal misconduct by the Released Parties against Executive which were unknown to Executive on the Effective Date and which Executive should not have known on or prior to the Effective Date; and (h) Claims which legally may not be waived. In addition, this Release will not operate to limit or bar Executive’s right to file an administrative charge with the Equal Employment Opportunity Commission (EEOC) and/or any other federal, state or local government agency or commission and to participate in an investigation by the EEOC and/or such other federal, state or local government agency or commission, although the Release does bar Executive’s right to recover any personal relief if Executive files a Claim or anyone files a Claim on Executive’s behalf. For the avoidance of doubt, nothing in this Agreement shall limit or restrict Executive’s rights under Sections 5.6 and 5.7 of the Executive Agreement.

The following provisions further explain this Release:

(c) Definition of Claims. Except as stated above, “Claims” includes, without limitation, all actions or demands of any kind that Executive now has or may have or claim to have in the future. More specifically, Claims include rights, causes of action, damages, penalties, losses, attorneys’ fees, costs, expenses, obligations, agreements, judgments and all other liabilities of any kind or description whatsoever, either in law or in equity, whether known or unknown, suspected or unsuspected, those that Executive may have already asserted or raised as well as those that Executive has never asserted or raised. By agreeing to this Release, and except as provided for in this Agreement, Executive is waiving, to the maximum extent permitted by law, any and all Claims which Executive has or may have against Released Parties arising out of or relating to any agreement, conduct, matter, event or omission existing or occurring before Executive signs this Agreement, including but not limited to the following:

•	any Claims having anything to do with Executive’s employment by or associations with Parent, the Company and any of the Released Parties;

•	any Claims having anything to do with the termination of Executive’s employment with Parent, the Company and any of the Released Parties;

•	any Claims under the Executive Agreement;

•

any Claims for severance, benefits, bonuses, fees, receivables, equity, equity awards, commissions, draws and/or other compensation or payments of any kind, in each case whether unpaid, withheld, undelivered or otherwise;

•	any breach of contract Claims (whether express or implied, oral or written), including, without limitation, any Claims under the Executive Agreement;

•	any Claims for reimbursement of expenses of any kind;

•	any tort Claims, such as for defamation or emotional distress;

•	any Claims under federal, state and municipal laws, regulations, ordinance or court decisions of any kind;

•

any Claims of discrimination and/or harassment based on age, sex, pregnancy, race, religion, color, creed, disability, handicap, failure to accommodate, alienage, citizenship, marital and/or partnership status, national origin, ancestry, sexual orientation and/or preference, gender identity, genetic information, status as a victim of domestic violence, sex offenses or stalking and/or any other factor protected by Federal, State or Local law as enacted or amended (such as the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq., Title VII of the Civil Rights Act of 1964, Section 1981 of the Civil Rights Act of 1866, the Americans with Disabilities Act, the Equal Pay Act, the Genetic Information Non-Discrimination Act, the Americans with Disabilities Act, the Equal Pay Act, the Genetic Information Non-Discrimination Act, the Pennsylvania Human Relations Act, the Philadelphia

Fair Practices Ordinance, the New York Human Rights Law, the New York City Human Rights Law, the New York State Executive Law, the New York Labor Law, and the New York City Administrative Code) and any Claims for retaliation under any of the foregoing laws;

•	any Claims under the Occupational Safety and Health Act, and similar state and local laws;

•	any Claims under the New York State Workers Adjustment and Retraining Notification Act;

•	any Claims regarding leaves of absence, including under the Family and Medical Leave Act of 1993;

•	any Claims arising under the Immigration Reform and Control Act;

•	any Claims arising under the National Labor Relations Act;

•	any Claims arising under the Sarbanes-Oxley Act or the Dodd-Frank Act;

•	any Claims for violation of public policy;

•	any claims under the federal and/or New York constitutions;

•	any whistleblower or retaliation Claims;

•	any Claims for emotional distress or pain and suffering;

•

any other statutory, regulatory, common law or other Claims of any kind, including, but not limited to, Claims for breach of contract, libel, slander, fraud, wrongful discharge, promissory estoppel, equitable estoppel and misrepresentation; and/or

•	any Claims for attorneys’ fees, including litigation expenses and all costs.

The foregoing list is intended to be illustrative and is not exhaustive.

(d) Definition of Released Parties. “Released Parties” includes without limitation Parent, the Company, each of their respective past, present and future parents, members, affiliates, subsidiaries, divisions, predecessors, successors, assigns, funds, employee benefit plans and trusts, and all past, present and future managers, directors, officers, partners, agents, employees, attorneys, representatives, consultants, associates, fiduciaries, plan sponsors, administrators and trustees of each of the foregoing and each of their respective successors and assigns.

(e) Acknowledgment of Scope of Release. Executive declares and agrees that any Claims Executive may have incurred or sustained may not be fully known to Executive and may be more numerous and more serious than Executive now believes or expects. Further, in making this Agreement, Executive relies wholly upon Executive’s own judgment of the future development, progress and result of any Claims, both known and unknown, and acknowledges that Executive has not been influenced to any extent whatsoever in the making of this Agreement by any representations or statements regarding any Claims made by individuals or entities who are within the definition of Released Parties in subsection (d).

(f) Adequacy of Consideration. Executive acknowledges and agrees that the consideration set forth herein:

•	constitutes adequate consideration to support the Release in subsection (a) above; and

•	fully compensates Executive for the Claims Executive is releasing.

Executive further acknowledges that he accepts the terms herein in full settlement and satisfaction of all such Claims.

(g) Age Discrimination Claims. If the Release is not enforceable with respect to any Claim based on any federal, state or local age discrimination laws, and a legal or other proceeding is initiated by Executive against Parent, the Company and/or a Released Party with respect to any such Claim, then the parties hereto agree that the non-prevailing party in such proceeding shall pay all of the costs and expenses (including, without limitation, all attorneys’ fees) incurred by the prevailing party in connection with such proceeding.

(h) Post-Employment Covenants. If applicable as of the date hereof, Executive agrees to abide by the confidentiality, noncompetition and nonsolicitation obligations set forth in Sections 6.1, 6.2 and 6.3 of the Executive Agreement, a copy of which is attached hereto. The Parties hereto acknowledge that all of Section 6 and Sections 5.6, 5.7, 7.1, 7.2, 7.8, 7.9 and 7.11 of the Executive Agreement survive its termination and are not modified by this Agreement.

4. Release by Company et al. In consideration of Executive’s promises as stated herein, each of Parent, the Company and each of their subsidiaries hereby voluntarily, knowingly and irrevocably releases and discharges Executive, his successors, assigns, and agents (in their individual and representative capacities), from any and all claims, complaints, rights, action, causes of action, lawsuits, debts, contracts, controversies, agreements, promises, damages, judgments, demands, or obligations whatsoever that any such party now has or may have or claim in the future, of whatever kind or description, either in law or in equity, based on whatever legal theory, whether known or unknown, suspected or unsuspected, whether or not asserted and/or raised, arising from the beginning of time up to and including the Effective Date, and arising from or relating to, directly or indirectly, any conduct, matter, event or omission existing or occurring before the Effective Date (collectively, “Company Claims”), except for (a) any Company Claims relating to (1) fraud, to the extent material to the financial condition, net worth or results of operations of Parent and/or the Company, (2) embezzlement, (3) breach of fiduciary duty, (4) theft or (5) criminal misconduct, in each case by Executive against Parent, the Company or any of their subsidiaries and which were unknown to Parent or the Company on the Effective Date and which neither Parent nor the Company should have known prior to the Effective Date, and (b) Company Claims relating to the validity of this Agreement, the enforcement of this Agreement, or a breach of this Agreement. Nothing in this Agreement shall limit or restrict Executive’s rights under Sections 5.6 and 5.7 of the Executive Agreement.

5. Miscellaneous.

(a) Survival. The representations, warranties and covenants contained in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

(b) Termination; Amendment. This Agreement may be terminated only by the mutual written consent of the parties hereto. No supplement, modification, amendment or waiver of this Agreement shall be binding unless executed in writing by each of the parties to be bound thereby.

(c) Third Party Rights. Notwithstanding any other provision of this Agreement, except for the Released Parties, who shall be deemed to be third party beneficiaries of this Agreement, this Agreement shall not create benefits on behalf of any other person or entity not a party to this Agreement, and this Agreement shall be effective only as among the parties hereto, their successors and permitted assigns.

(d) Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely in such state, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. If any provision of this Agreement or the application thereof to any person or entity or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other persons or entities or circumstances shall not be affected thereby, and that provision shall be enforced to the greatest extent permitted by law. This Agreement shall be construed as a whole according to its fair meaning. It shall not be construed strictly for or against Executive, Parent, the Company or any of the Released Parties. The parties acknowledge and agree that this Agreement has been negotiated at arm’s length and among parties equally sophisticated and knowledgeable in the matters dealt with in this Agreement. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived.

(e) Counterparts. This Agreement may be executed in separate counterparts (including, without limitation, counterparts transmitted by facsimile or by other electronic means), each of which shall be an original and all of which when taken together shall constitute one and the same agreement.

(f) Entire Agreement. This Agreement (together with Exhibit A) contains the entire agreement and understanding between the parties hereto as to the subject matter hereof and, other than as specifically provided herein, supersedes all prior and contemporaneous negotiations and agreements (whether written or oral) with respect thereto. This Agreement shall not constitute a Supplementary Agreement, as such term is defined in the Partnership Agreement.

(g) Further Assurances. Each party shall take such further actions and execute such further documents as may be reasonably requested by any other party in order to effectuate the purpose and intent of this Agreement.

(h) Assignment. Each of the parties hereto agrees that he or it may not assign his or its rights or obligations under this Agreement.

(i) Headings. The headings contained in this Agreement are not a part of the Agreement and are included solely for ease of reference.

(j) No Admission of Liability. Each party to this Agreement agrees that the payments made and other consideration received pursuant to this Agreement are not to be construed as an admission of legal liability by any party, or any of the Released Parties and that no person or entity shall utilize this Agreement or the consideration received pursuant to this Agreement as evidence of any admission of liability since each party and the Released Parties expressly deny liability. Each party agrees not to assert that this Agreement is an admission of guilt or wrongdoing and acknowledges that no party nor the Released Parties believe or admit that any of them has done anything wrong.

6. Representations. Executive hereby represents that:

•	he has read carefully the terms of this Agreement, including the Release;

•	he has had an opportunity to and has been encouraged to review this Agreement, including the Release, with an attorney;

•	he understands the meaning and effect of the terms of this Agreement, including the Release;

•

he was given twenty-one (21) days receipt of this Agreement from the Company in accordance with Section 5.5 of the Executive Agreement to decide whether to sign this Agreement, including the General Release;

•	his decision to sign this Agreement, including the Release, is of his own free and voluntary act without compulsion of any kind;

•	no promise or inducement not expressed in this Agreement has been made to him;

•

he understands that he is waiving Claims as set forth in Section 3 above (subject to the limitations set forth therein), including, but not limited to, Claims for age discrimination under the Age Discrimination in Employment Act; and

•	he has adequate information to make a knowing and voluntary waiver of any and all Claims as set forth in Section 3 above.

7. Revocation Period. If Executive signs this Agreement, he shall retain the right to revoke it for seven (7) days (the “Revocation Period”). If Executive revokes this Agreement, he is indicating that he has changed his mind and does not want to be legally bound by this Agreement. To revoke this Agreement, Executive must send a revocation letter to              at the following address:                     . The letter must be post-marked within seven (7) days of his execution of this Agreement. If the seventh day is a Sunday or federal holiday, then the letter must be post-marked on the following business day. The Agreement shall not be effective until after the Revocation Period has expired without Executive having revoked it. If Executive revokes this Agreement on a timely basis, he shall not be entitled to the consideration set forth in Section 1.

8. Consideration Period. Executive shall have twenty-one (21) days following receipt of this Agreement from the Company in accordance with Section 5.5 of the Executive Agreement to decide whether to sign this Agreement. If Executive does not sign this Agreement within twenty-one (21) days following such receipt, then this offer shall expire and Executive shall not be entitled to the consideration provided for in Section 1.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

IFMI, LLC

By:
Name:
Title:

Institutional Financial Markets, Inc.

By:
Name:
Title:

Executive:

Daniel G. Cohen

EXHIBIT G

IFMI, LLC

AMENDMENT NO. 2 TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of IFMI, LLC, dated as of May 9, 2013 (“Amendment No. 2”), is entered into by and among each of the Members set forth on the signature pages hereto.

Background

On December 16, 2009, the Members entered into the Amended and Restated Limited Liability Company Agreement of IFMI, LLC (formerly, Cohen Brothers, LLC) (the “Amended and Restated Agreement”). On June 20, 2011, the Members entered into Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of IFMI, LLC (together with the Amended and Restated Agreement, the “Agreement”).

Contemporaneously with the execution and delivery of this Amendment No. 2, Parent is entering into a securities purchase agreement (the “Securities Purchase Agreement”), dated of even date herewith, by and among Parent and Mead Park Capital Partners LLC (the “Buyer”), pursuant to which Parent has agreed to sell to Buyer and Buyer has agreed to purchase from Parent (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) newly issued Common Shares, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334); and (ii) a convertible senior promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501);

Contemporaneously with the execution and delivery of this Amendment No. 2, Parent and Daniel G. Cohen are executing and delivering a securities purchase agreement (the “Cohen Purchase Agreement”), pursuant to which Parent has agreed to sell to Mr. Cohen and Mr. Cohen has agreed to purchase from Parent (i) an aggregate of Eight Hundred Thousand (800,000) newly issued Common Shares, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000); and (ii) a convertible senior promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000);

Contemporaneously with the execution and delivery of this Amendment No. 2, the Company, Parent, Daniel G. Cohen, and, solely for purposes of Sections 6.4 and 7.5 thereof, C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP) and C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC) are executing and delivering an amended and restated employment agreement (the “Cohen Executive Agreement”), pursuant to which Parent wishes Mr. Cohen to serve as its Vice Chairman, and the Company wishes that Mr. Cohen serve as its Vice Chairman, as President of Cohen & Company Financial Limited (formerly known as EuroDekania Management LTD) and as President and Chief Executive of the European business of the Company.

Pursuant to Section 13.10 of the Agreement, the Members desire to amend certain provisions of the Agreement in connection with the transactions contemplated by the Securities Purchase Agreement, the Cohen Purchase Agreement and the Cohen Executive Agreement.

NOW, THEREFORE, intending to be bound hereby, the Members agree as follows:

1. Defined Terms. Terms that are used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

1.1	The definition set forth below is hereby added to Section 1.2 of the Agreement.

“Cohen Executive Agreement”: That Amended and Restated Employment Agreement, dated as of May 9, 2013, by and among the Company, Parent and Daniel G. Cohen and, solely for purposes of Sections 6.4 and 7.5 thereof, C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP) and C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC), as modified, amended and/or replaced from time to time.

1.2	The definition in Section 1.2 of the Agreement set forth below is hereby deleted and replaced in its entirety with the definition set forth below.

“Contingent Convertible Notes”: The 10.50% Contingent Convertible Senior Notes Due 2027 issued by Parent pursuant to that certain Indenture, dated as of May 15, 2007, by and between Parent and U.S. Bank National Association, and, if issued, the 8.00% Convertible Senior Promissory Notes to be issued by Parent pursuant to those certain securities purchase agreements, dated of May 9, 2013, entered into by and between Parent, Mead Park Capital Partners LLC and, for purposes of Section 6.3 thereof, Mead Park Holdings, LP, and by and between Parent and Cohen Bros. Financial, LLC, and in each case, any replacement, refinancing or additional issuance of such notes.

2. Special Allocations. Section 5.5 of the Agreement is hereby deleted and replaced in its entirety as follows:

Section 5.5 Special Allocations. Notwithstanding anything herein to the contrary, for so long as the Cohen Executive Agreement remains in effect, (a) the Company shall give full effect to the allocations and payments to be made to Daniel G. Cohen pursuant to, as well as the treatment and reporting thereof for United States federal, state and/or local income tax purposes as prescribed by and in accordance with, the Cohen Executive Agreement; and (b) the allocation of Profits, Losses and other items of Company income, gains, losses and deductions (and the amounts thereof so allocable) (and any resulting Capital Account adjustments resulting therefrom) shall take into account and apply the relevant and applicable provisions of the Cohen Executive Agreement.

3. Issuance of Securities by Parent. The first sentence of Section 6.10 of the Agreement is hereby amended by deleting “.” at the end of such Sentence and replacing it with “or Other Securities.”.

4. Management and Control of Business; Authority of Board Members. Section 7.1 of the Agreement is hereby deleted and replaced in its entirety as follows:

Section 7.1 Management and Control of Business; Authority of Board Members. Management of the business and affairs of the Company and the Subsidiaries shall be vested in the Board of Managers, who may exercise all powers of the Company and perform or authorize the performance of all lawful acts which are not by the Act or this Agreement directed or required to be exercised or performed by the Members. The Board of Managers shall consist of the number of Managers equal to the number of directors on the Board of Directors of Parent. The Managers shall, at all times, be the same persons that are members of the Board of Directors of Parent and the Chairman and Vice Chairman (if any) of the Board of Managers shall, at all times, be the same persons that are the Chairman and Vice Chairman (if any) of the Board of Directors of Parent. Changes in composition of the Board of Directors of Parent shall automatically, without any further action on the part of the Members or any Person, be effective with respect to the Board of Managers.

Notwithstanding any other provision of this Agreement, until January 3, 2016, the Company shall not, without receiving advance approval by Parent and a Majority Vote of the Designated Non-Parent Members, if any, take or permit to be taken any of the following actions:

(a) enter into or suffer a transaction constituting a Company Change of Control;

(b) amend the Certificate, if such amendment adversely affects the Designated Non-Parent Members; or

(c) adopt any plan of liquidation or dissolution, or file a certificate of dissolution;

provided, however, in the case of actions set forth in clauses (a) and (c) above, approval by the Majority Vote of the Designated Non-Parent Members shall not be required if the gross cash proceeds received in connection with such action by the sole Designated Non-Parent Member as of May 9, 2013 equal or exceed Six Dollars ($6.00) per Unit or Common Share (as appropriately adjusted to reflect any dividend, split, reverse split, combination, reclassification, recapitalization or other similar change in the capital structure of the Company and/or Parent, or any distribution to holders of Units and/or Common Shares other than cash dividends (collectively, the “Adjustments”)) held by such Designated Non-Parent Member at the time of such action. By way of example, (1) assuming the Designated Non-Parent Member held an aggregate of 5,700,000 Units and Common Shares at May 9, 2013 and does not acquire or dispose of any Units and/or Common Shares from such date until the time of an action set forth in clauses (a) or (c) above, and (2) irrespective of any Adjustments, approval of the Designated Non-Parent Member would be required unless the Designated Non-Parent Member receives at least $34,200,000 in gross cash proceeds in connection with such action.

5. Conditions of Transfer. Section 9.1 of the Agreement is hereby deleted and replaced in its entirety as follows:

Section 9.1 Conditions of Transfer. No Unit shall be Transferred without the approval of the Board of Managers.

6. Events Causing Dissolution. Section 11.1 of the Agreement is hereby deleted and replaced in its entirety as follows:

Section 11.1 Events Causing Dissolution. Subject to Section 7.1 hereof, the Company shall be dissolved and its affairs wound up upon the occurrence of any of the following events:

(a) the sale, exchange, or other disposition by the Company of all or substantially all of its assets; or

(b) the vote of Parent.

The Company shall not be dissolved by the death, resignation, withdrawal, bankruptcy or dissolution of a Member.

7. Action of Parent. Section 12.1 of the Agreement is hereby deleted and replaced in its entirety as follows:

Section 12.1 [Intentionally Omitted].

8. Effective Date. This Amendment No. 2 shall only become effective upon the Closing (as defined in the Securities Purchase Agreement). In the event that the Securities Purchase Agreement is terminated for any reason, this Amendment No. 2 shall immediately terminate and be of no further force or effect without any further action on the part of the Members.

9. Integration. The Agreement, as amended by this Amendment No. 2, sets forth all (and is intended by all parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the Company, the Company business and the property of the Company, and there are no promises, agreements, conditions, understanding, warranties, or representations, oral or written, express or implied, among them other than as set forth herein or in the agreements noted above. Notwithstanding the foregoing, certain Members are or will be a party to a senior management agreement between the Company and such Member (e.g., the Cohen Executive Agreement). To the extent that any provisions of this Amendment No. 2 conflict with such Member’s senior management agreement (including, without limitation, terms relating to the transfer of Units and the allocations provided for therein), the terms of such Member’s senior management agreement shall control.

10. Governing Law. It is the intention of the parties that all questions with respect to the construction of this Amendment No. 2 and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of Delaware.

11. Binding Effect. This Amendment No. 2 shall be binding upon, and inure to the benefit of, the parties hereto and their respective personal and legal representatives, successors and assigns.

12. Counterparts. This Amendment No. 2 may be executed in any number of counterparts and it shall not be necessary that each party to this Amendment No. 2 execute each counterpart. Each counterpart so executed (or, if all parties do not sign on the same counterpart, each group of counterparts signed by all parties) shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument. In making proof of this Amendment No. 2, it shall not be necessary to account for more than one counterpart or group of counterparts signed by all parties.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment No. 2 to be executed as of the date and year first set forth above.

/s/ Linda Koster
Linda Koster

/s/ Christopher Ricciardi
Christopher Ricciardi

/s/ Stephanie Ricciardi
Stephanie Ricciardi

COHEN BROS. FINANCIAL, LLC

By:	/s/ Daniel G. Cohen
Name:	Daniel G. Cohen
Title:	Managing Member

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 2 to Amended and Restated Limited Liability Agreement]

EXHIBIT H

VOTING AGREEMENT

THIS VOTING AGREEMENT, dated as of May 9, 2013 (this “Agreement”), is made by                                          (the “Shareholder”) for the benefit of Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), pursuant to the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated of even date herewith, by and among the Company, Mead Park Holdings, LP, and Mead Park Capital Partners LLC (the “Buyer”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Securities Purchase Agreement.

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is entering into the Securities Purchase Agreement, pursuant to which the Company has agreed to sell to Buyer and Buyer has agreed to purchase from the Company (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) newly issued shares (collectively, the “Buyer Common Shares”) of the Company’s Common Stock, par value $.001 per share (“Common Stock”), for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334); and (ii) a convertible senior promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501) (the “Buyer Note”);

WHEREAS, the Buyer Note is convertible into the “Conversion Shares” as defined in the Securities Agreement (the “Buyer Conversion Shares”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Daniel G. Cohen are executing and delivering a securities purchase agreement (the “Cohen Purchase Agreement”), pursuant to which the Company has agreed to sell to Mr. Cohen and Mr. Cohen has agreed to purchase from the Company (i) an aggregate of Eight Hundred Thousand (800,000) newly issued shares (collectively, the “Cohen Common Shares” and, together with the Buyer Common Shares, the “Transaction Shares”) of the Common Stock, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000); and (ii) a convertible senior promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (the “Cohen Note” and, together with the Buyer Note, the “Notes”);

WHEREAS, the Cohen Note is convertible into the “Conversion Shares” as defined in the Cohen Purchase Agreement (the “Cohen Conversion Shares”);

WHEREAS, in connection with the transactions contemplated by the Securities Purchase Agreement and the Cohen Securities Agreement, the issuance of the Transaction Shares, the Buyer Conversion Shares and the Cohen Conversion Shares, and the election of certain directors to the Board of Directors of the Company (the “Board of Directors”) will be submitted to the Company’s shareholders for approval at the Company’s 2013 annual meeting of shareholders (the “Annual Meeting”), which is anticipated to be held on or about July 25, 2013;

WHEREAS, as an inducement to Buyer to enter into the Securities Purchase Agreement, the Shareholder is entering into this Agreement;

WHEREAS, as of the date hereof, the Shareholder owns of record, or has the power to vote, certain of the outstanding voting equity securities of the Company (the “Voting Securities”); and

WHEREAS, with this Agreement, the Shareholder wishes to undertake certain obligations with respect to the Voting Securities of which the Shareholder is the owner of record, or with respect to which the Shareholder has the power to vote, on the Record Date (as defined below) (such Voting Securities as of such date, the “Total Voting Securities”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Shareholder hereby agrees as follows:

ARTICLE I

VOTING

1.1 Agreement to Vote. Except as otherwise provided in this Agreement and except as prohibited by applicable Law, the Shareholder agrees that, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 3.2, at the Annual Meeting or any other meeting of the shareholders of the Company at which any of the Transaction Matters (as defined below) are to be voted upon, however called (and including any postponement or adjournment of any such meeting), or in connection with any written consent of the shareholders of the Company with respect to any of the Transaction Matters, the Shareholder shall:

(a) appear at each such meeting (in person or by proxy) or otherwise cause all Total Voting Securities owned of record by the Shareholder, or with respect to which the Shareholder has the power to vote, in each case as of the record date used for determining the holders of voting securities of the Company entitled to vote at such meeting or to deliver such consent (the “Record Date”), to be counted as present thereat for purposes of calculating a quorum; and

(b) vote or cause to be voted (in person or by proxy) or deliver a written consent (or cause a consent to be delivered) covering all Total Voting Securities owned of record by the Shareholder or as to which the Shareholder has the power to vote, in each case as of the Record Date, in favor of: (i) the issuance by the Company of the Buyer Common Shares and the Buyer Conversion Shares to Buyer; (ii) the issuance by the Company of the Cohen Common Shares and the Cohen Conversion Shares to Daniel G. Cohen; and (iii) the election to the Board of Directors of the nominees for Director nominated by the Board of Directors in accordance with Section 8.4 of the Securities Purchase Agreement (clauses (i) through (iii) collectively, the “Transaction Matters”).

1.2 No Inconsistent Agreements. The Shareholder hereby covenants and agrees that, except as set forth in this Agreement and except for actions taken in furtherance of this Agreement, the Shareholder has not granted, and shall not grant at any time while this Agreement remains in effect, any proxy, consent or power of attorney with respect to the Total Voting Securities that would conflict with the provisions of Section 1.1.

1.3 No Other Restrictions. Except as set forth in Section 1.1, the Shareholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the shareholders of the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Shareholder. Except as set forth on the signature page hereof, the Shareholder hereby represents and warrants as follows as of the date hereof:

(a) Authorization; Validity of Agreement; Necessary Action. This Agreement has been duly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and general equitable principles).

(b) Ownership. The Voting Securities set forth below the Shareholder’s name on the signature page hereto are owned of record by the Shareholder or the Shareholder has the power to vote such Voting Securities, in each case as of the date hereof (such Voting Securities, the “Existing Voting Securities”). The Shareholder’s Existing Voting Securities constitute all voting equity securities of the Company held of record by the Shareholder or for which voting power is held by the Shareholder as of the date hereof. The Shareholder has sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shareholder’s Existing Voting Securities, with no limitations, qualifications or restrictions on such rights, subject to applicable federal and state securities laws and the terms of this Agreement. The Shareholder has good title to the Shareholder’s Existing Voting Securities, free and clear of any Encumbrances.

(c) No Consents; Conflicts and Violations. Except for any applicable requirements of the Securities Exchange Act of 1934, as amended, the execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of its obligations under this Agreement will not, (i) require any consent, approval, authorization of or other order of, action by, filing with, or notification to any Governmental Authority; (ii) violate or conflict with or result in the breach of any provision of the organizational documents of the Shareholder; (iii) cause a violation by the Shareholder of any Law, ordinance or regulation of any Governmental Authority applicable to the Shareholder or by which any of the Existing Voting Securities is bound; or (iv) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Encumbrance on the properties or assets of the Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which any of the Existing Voting Securities is bound, except, in the case of clauses (i), (iii) and (iv), as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Shareholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

ARTICLE III

MISCELLANEOUS

3.1 Limitation on Liability. Notwithstanding anything in this Agreement to the contrary, no party to this Agreement shall have any liability for damages to any other party for any breach or violation of this Agreement unless such breach or violation was willful or intentional.

3.2 Termination. This Agreement shall terminate upon the earliest to occur of (i) the date and time of termination of the Securities Purchase Agreement; (ii) the Closing and (iii) the written agreement of the parties hereto and Buyer to terminate this Agreement. Upon such termination, no party hereto shall have any further obligations or liabilities hereunder; provided, however, that such termination shall not relieve any party from liability for any willful or intentional breach or violation of this Agreement prior to such termination.

3.3 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

3.4 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company or Buyer any direct or indirect ownership or incident of ownership of or with respect to any Total Voting Securities. All rights, ownership and economic benefits of and relating to the Total Voting Securities shall remain vested in and belong to the Shareholder.

3.5 Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

(a)	if to the Company, to:

Institutional Financial Markets, Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

Attn: Joseph W. Pooler, Jr.

Facsimile: (215) 701-8280

E-mail: jpooler@ifmi.com

With a copy to:

Duane Morris LLP

30 South 17th Street

Philadelphia, Pennsylvania 19103

Attn: Darrick M. Mix

Facsimile: (215) 239-4958

Email: dmix@duanemorris.com

(b) if to the Shareholder, to the address listed next to the Shareholder’s name on the Shareholder’s signature page hereto,

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if sent by Federal Express (FedEx), the United Parcel Service (UPS), or another nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same with, or in a regularly maintained receptacle of, such overnight courier on or prior to 5:00 p.m., New York City time, on a business day; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York City time, on a business day. Any notice hand delivered after 5:00 p.m. New York City time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notices, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

3.6 Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

3.7 Entire Agreement. This Agreement (including any exhibits hereto) and the Transaction Documents (as defined in the Securities Purchase Agreement) collectively constitute the entire agreement, and supersede all other prior agreements, understandings, and representations and warranties, both written and oral with respect to the subject matter hereof.

3.8 Governing Law and Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the state and federal courts sitting in New York City, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

3.9 Consent to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED IN THE STATE OF NEW YORK OR ANY NEW YORK STATE COURT IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTION DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURT (AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 3.9 AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR IN THE STATE OF NEW YORK OTHER THAN FOR SUCH PURPOSE.

3.10 Enforcement. The Shareholder agrees that in the event that the Shareholder fails to perform any of the Shareholder’s obligations under this Agreement in accordance with their specific terms, the Company and Buyer will be irreparably harmed and there will be no adequate remedy at Law. It is accordingly agreed that the Company and Buyer shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at Law or in equity.

3.11 Amendment. The parties hereby irrevocably agree that no attempted amendment, modification, or change of this Agreement shall be valid and effective, unless the parties and Buyer shall unanimously agree in writing to such amendment, modification or change.

3.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, then the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

3.13 Assignment; Third Party Beneficiaries. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Company and its successors and permitted assigns. This Agreement is not intended to confer any rights or remedies hereunder upon any Person other than the Company pursuant to the terms and conditions of the Securities Purchase Agreement, except that Buyer is an express third party beneficiary with full rights to enforce this Agreement, including Section 3.10, as if it were the Company.

3.14 Shareholder Capacity. By executing and delivering this Agreement, the Shareholder makes no agreement or understanding herein in the Shareholder’s capacity or with respect to the Shareholder’s actions as a manager, director, officer or employee of the Company or any of its Subsidiaries. The Shareholder is signing and entering into this Agreement solely in the Shareholder’s capacity as the record owner of the Shareholder’s Total Voting Securities or in the Shareholder’s capacity as the individual with voting power with respect to certain Total Voting Securities, and nothing herein shall limit or affect in any way any actions that may be hereafter taken by the Shareholder in the Shareholder’s capacity as an employee, director, officer or manager of the Company or any of its Subsidiaries or in any other capacity and no such actions shall be deemed to be a breach of this Agreement. Nothing contained in this Agreement shall restrict, limit, prohibit or preclude the Shareholder from exercising or discharging the Shareholder’s fiduciary duties as a director, officer or manager of the Company or any of its Subsidiaries under applicable Law. Any trustee executing this Agreement is executing this Agreement solely in his or her fiduciary capacity and shall have no personal liability or obligation under this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Shareholder has signed this Voting Agreement as of the date first written above.

SHAREHOLDER:

Name:
[Title:]

Total Voting Securities owned by the Shareholder as of the date hereof:
Number of Shares:

Address for Notices:

Exceptions to Shareholder’s representations and warranties set forth in ARTICLE II hereof, if any (please describe in the space provided below):

[Signature Page to Voting Agreement]

AGREED TO AND ACCEPTED BY:

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:
Name:
Title:

[Signature Page to Voting Agreement]

ANNEX B

May 9, 2013

Special Committee of the Board of Directors

Institutional Financial Markets, Inc.

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

Ladies and Gentlemen:

You have advised us that Institutional Financial Markets, Inc. (the “Company”) intends to enter into two securities purchase agreements, dated May 9, 2013 (collectively, the “Agreement”) with Mead Park Capital Partners LLC (“Buyer”) and Cohen Bros. Financial, LLC (“Cohen” and the Buyer, collectively, the “Buyers”) pursuant to which Buyers will purchase, in the aggregate, from the Company (i) 2,749,167 newly issued shares of the Company’s common stock, $0.001 par value (the “Common Stock”) for a purchase price of $2.00 per share (the “Purchase Price”) and (ii) convertible senior promissory notes (the “Notes”) in the aggregate principal amount of $8,247,501 (the “Capital Transaction”). The Notes will accrue interest of 8% per annum and shall be convertible, at the Buyers’ discretion, into a number of shares of Common Stock determined by dividing the amount of principal outstanding on the Note by $3.00 (the “Conversion Price” and together with the Purchase Price, the “Common Stock Purchase Price”). The terms of the transaction are more fully described in the Agreement. Capitalized terms used herein without definition shall have the meanings given to such terms in the Agreement. You have requested our opinion as to the fairness, from a financial point of view, of the Common Stock Purchase Price to the Company and its unaffiliated shareholders.

Sandler O’Neill & Partners, L.P., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed, among other things: (i) the Agreement, the Notes and certain related documents; (ii) certain publicly available financial statements and other historical financial information of the Company that we deemed relevant; (iii) internal financial projections for the Company based on a 2013 annual budget as provided by senior management of the Company and estimated growth rates for the years ending December 31, 2014 through December 31, 2018 as provided by senior management of the Company, including the pro forma financial impact of the capital raising transaction on the Company; (iv) a comparison of certain financial information for the Company with similar institutions for which publicly available information is available; (v) the financial terms of certain recent recapitalization and minority investment transactions in the financial institutions and services industries, to the extent publicly available; (vi) the current market environment generally and the financial services environment in particular; and (vii) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant. We also discussed with certain members of senior management of the Company the business, financial condition, results of operations and prospects of the Company.

In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company or that was otherwise reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. We have further relied on the assurances of the management of the Company that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to and have not undertaken an independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of the Company.

In preparing its analyses, Sandler O’Neill used internal financial projections estimates of the senior management of the Company as discussed with senior management of the Company. With respect to those projections, estimates and judgments, the Company’s management confirmed to us that those projections, estimates and judgments reflected the best currently available estimates and judgments of management of the future financial performance of the Company and we assumed that such performance would be achieved. We express no opinion as to such estimates or the assumptions on which they are based. We have also assumed that there has been no material change in the Company’s assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analysis that the Company would remain as a going concern for all periods relevant to our analyses, that all of the representations and warranties contained in the Agreement and all related agreements are true and correct, that each party to the agreements will perform all of the covenants required to be performed by such party under the agreements, that the conditions precedent in the Agreement are not waived. Sandler O’Neill renders no opinion as to any legal, accounting and tax matters relating to the Capital Transaction.

Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or otherwise comment upon events occurring after the date hereof.

We have acted as financial advisor to the Special Committee of the Board of Directors in connection with the capital transaction described herein and we will receive a fee for rendering this opinion. The Company has also agreed to indemnify us against certain liabilities arising out of our engagement. In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to the Company and Buyer and their affiliates.

Our opinion is directed to the Special Committee of the Board of Directors of the Company in connection with its consideration of the Capital Transaction and does not constitute a recommendation to any shareholder of the Company as to how any such shareholder should vote at any meeting of shareholders called to consider and vote upon the Capital Transaction. Our opinion is directed only to the fairness, from a financial point of view, of the Common Stock Purchase Price and does not address the underlying business decision of the Company to enter into the Capital Transaction, the relative merits of the Capital Transaction as compared to any other alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. This opinion shall not be reproduced or used for any other purposes, without Sandler O’Neill’s prior written consent. This Opinion has been approved by Sandler O’Neill’s fairness opinion committee.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Common Stock Purchase Price is fair to the Company and its unaffiliated shareholders from a financial point of view.

Very truly yours,

PRELIMINARY PROXY MATERIAL — SUBJECT TO COMPLETION

INSTITUTIONAL FINANCIAL MARKETS, INC. CIRA CENTRE 2929 ARCH STREET - 17TH FLOOR PHILADELPHIA, PA 19104	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M61845-P41271	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INSTITUTIONAL FINANCIAL MARKETS, INC.			For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:			☐	☐	☐

1.	Election of Directors
Nominees:
	01) Daniel G. Cohen	05) Joseph M. Donovan
	02) Thomas P. Costello	06) Jack Haraburda
	03) G. Steven Dawson	07) Christopher Ricciardi
	04) Jack J. DiMaio, Jr.	08) Neil S. Subin

						The Board of Directors recommends that you vote FOR the following proposal:		For	Against	Abstain
The Board of Directors recommends that you vote FOR the following proposal:			For	Against	Abstain	4.	To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement.	☐	☐	☐
2.

To approve the issuance of shares of the Company’s common stock in connection with the Securities Purchase Agreement, dated May 9, 2013, by and among the Company, Mead Park Holdings LP and Mead Park Capital Partners LLC.

			☐	☐	☐	The Board of Directors recommends you vote 3 YEARS on the following proposal:		1 Year	2 Years	3 Years
						5.	To vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.	☐	☐	☐
The Board of Directors recommends that you vote FOR the following proposal:			For	Against	Abstain
3.	To approve the issuance of shares of the Company’s common stock in connection with the Securities Purchase Agreement, dated May 9, 2013, by and between the Company and Cohen Bros. Financial, LLC.		☐	☐	☐	The Board of Directors recommends that you vote FOR the following proposal:		For	Against	Abstain
						6.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.					☐
Please indicate if you plan to attend this meeting.			☐	☐		NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
			Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com.

M61846-P41271

INSTITUTIONAL FINANCIAL MARKETS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [ ], 2013 9:00 A.M., LOCAL TIME

The undersigned stockholder of INSTITUTIONAL FINANCIAL MARKETS, INC., a Maryland corporation (the “Company”), hereby appoints Joseph W. Pooler, Jr. and Douglas Listman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2013 Annual Meeting of Stockholders to be held on [    ], 2013 at 9:00 a.m. local time, at the offices of Duane Morris LLP at 1540 Broadway, New York, New York 10036, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

Whether or not you expect to attend in person, we urge you to authorize your proxy by phone, via the Internet, or by signing, dating, and returning this proxy card at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. Promptly authorizing your proxy will save the Company the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed if you wish to authorize your proxy by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side